UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-04603

Thrivent Series Fund, Inc.
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John L. Sullivan
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

Item 1. Report to Stockholders

Thrivent Financial for Lutherans™

Thrivent Series Fund, Inc.

Annual Report

December 31, 2007

23572AR R2-08

Thrivent.com

Table of Contents

President’s Letter	1
Economic and Market Review	2
Portfolio Perspectives
Thrivent Aggressive Allocation Portfolio	4
Thrivent Moderately Aggressive Allocation Portfolio	6
Thrivent Moderate Allocation Portfolio	8
Thrivent Moderately Conservative Allocation Portfolio	10
Thrivent Technology Portfolio	12
Thrivent Partner Small Cap Growth Portfolio	14
Thrivent Partner Small Cap Value Portfolio	16
Thrivent Small Cap Stock Portfolio	18
Thrivent Small Cap Index Portfolio	20
Thrivent Mid Cap Growth Portfolio	22
Thrivent Mid Cap Growth Portfolio II	24
Thrivent Partner Mid Cap Value Portfolio	26
Thrivent Mid Cap Stock Portfolio	28
Thrivent Mid Cap Index Portfolio	30
Thrivent Partner International Stock Portfolio	32
Thrivent Partner All Cap Portfolio	34
Thrivent Large Cap Growth Portfolio	36
Thrivent Large Cap Growth Portfolio II	38
Thrivent Partner Growth Stock Portfolio	40
Thrivent Large Cap Value Portfolio	42
Thrivent Large Cap Stock Portfolio	44
Thrivent Large Cap Index Portfolio	46
Thrivent Real Estate Securities Portfolio	48
Thrivent Balanced Portfolio	50
Thrivent High Yield Portfolio	52
Thrivent Diversified Income Plus Portfolio	54
Thrivent Income Portfolio	56
Thrivent Bond Index Portfolio	58
Thrivent Limited Maturity Bond Portfolio	60
Thrivent Mortgage Securities Portfolio	62
Thrivent Money Market Portfolio	64
Shareholder Expense Example	66

Report of Independent Registered
Public Accounting Firm	69

Schedules of Investments
Thrivent Aggressive Allocation Portfolio	70
Thrivent Moderately Aggressive Allocation Portfolio	71
Thrivent Moderate Allocation Portfolio	72
Thrivent Moderately Conservative Allocation Portfolio .	73
Thrivent Technology Portfolio	74
Thrivent Partner Small Cap Growth Portfolio	76
Thrivent Partner Small Cap Value Portfolio	79
Thrivent Small Cap Stock Portfolio	82
Thrivent Small Cap Index Portfolio	86
Thrivent Mid Cap Growth Portfolio	94
Thrivent Mid Cap Growth Portfolio II	97
Thrivent Partner Mid Cap Value Portfolio	100
Thrivent Mid Cap Stock Portfolio	103
Thrivent Mid Cap Index Portfolio	106
Thrivent Partner International Stock Portfolio	112
Thrivent Partner All Cap Portfolio	116
Thrivent Large Cap Growth Portfolio	118

Thrivent Large Cap Growth Portfolio II	121
Thrivent Partner Growth Stock Portfolio	124
Thrivent Large Cap Value Portfolio	127
Thrivent Large Cap Stock Portfolio	130
Thrivent Large Cap Index Portfolio	133
Thrivent Real Estate Securities Portfolio	140
Thrivent Balanced Portfolio	143
Thrivent High Yield Portfolio	162
Thrivent Diversified Income Plus Portfolio	170
Thrivent Income Portfolio	182
Thrivent Bond Index Portfolio	192
Thrivent Limited Maturity Bond Portfolio	203
Thrivent Mortgage Securities Portfolio	212
Thrivent Money Market Portfolio	215
Statement of Assets and Liabilities	220

Statement of Operations	226

Statement of Changes in Net Assets	232

Notes to Financial Statements	238

Financial Highlights
Thrivent Aggressive Allocation Portfolio	260
Thrivent Moderately Aggressive Allocation Portfolio	260
Thrivent Moderate Allocation Portfolio	260
Thrivent Moderately Conservative Allocation Portfolio .	260
Thrivent Technology Portfolio	260
Thrivent Partner Small Cap Growth Portfolio	260
Thrivent Partner Small Cap Value Portfolio	260
Thrivent Small Cap Stock Portfolio	260
Thrivent Small Cap Index Portfolio	262
Thrivent Mid Cap Growth Portfolio	262
Thrivent Mid Cap Growth Portfolio II	262
Thrivent Partner Mid Cap Value Portfolio	262
Thrivent Mid Cap Stock Portfolio	262
Thrivent Mid Cap Index Portfolio	262
Thrivent Partner International Stock Portfolio	262
Thrivent Partner All Cap Portfolio	264
Thrivent Large Cap Growth Portfolio	264
Thrivent Large Cap Growth Portfolio II	264
Thrivent Partner Growth Stock Portfolio	264
Thrivent Large Cap Value Portfolio	264
Thrivent Large Cap Stock Portfolio	264
Thrivent Large Cap Index Portfolio	264
Thrivent Real Estate Securities Portfolio	266
Thrivent Balanced Portfolio	266
Thrivent High Yield Portfolio	266
Thrivent Diversified Income Plus Portfolio	266
Thrivent Income Portfolio	266
Thrivent Bond Index Portfolio	266
Thrivent Limited Maturity Bond Portfolio	266
Thrivent Mortgage Securities Portfolio	268
Thrivent Money Market Portfolio	268
Additional Information	270

Board of Directors and Officers	273

Supplements to the Prospectus	278

Dear Member:

We are pleased to provide you with the Thrivent Series Fund, Inc. annual report for the 12-month period ended December 31, 2007. In this report, you will find detailed information about each investment portfolio in the Thrivent Series Fund, including summaries prepared by each portfolio manager on his or her performance and management strategies for the applicable portfolio and period. In addition, Russ Swansen, Thrivent Financial’s Chief Investment Officer, summarizes the overall market and economic environment over the past year.

Market Ride Grows Bumpier

Our nation’s financial markets ended 2007 on a sour note, with a weak 4th quarter for the stock market. Continued fallout from the sub-prime loan crisis combined with fears of much slower economic growth injected a healthy bout of long-dormant volatility back into stock prices. As it has been several years since we have endured a strong market correction, it may be helpful to review some age-old nuggets of wisdom for market uncertainty.

* Avoid trying to “time” the market. Pulling out of stocks in favor of the money market may help ease some of the anxiety you feel when the market is volatile, but consider the consequences of such action. When, and by what signal, will you put the money back into the stock market? Does a short-term flight to cash really align with your long-term investment goals? Have you weighed the potential gains you may miss out on if the market moves up?

Investors generally have little success in moving in and out of the stock market. If the nation’s very best hedge fund managers struggle in this regard, other investors are unlikely to do any better.

* Keep a long-term perspective. Investors generally enjoyed a favorable stock market from 2003 through 2007 — a historically lengthy bull market. If we see a pullback now and again, it’s important to recognize that volatility is an inherent part of overall investing. Periodic corrections can allow new investors and money to enter into the market and even set the stage for the next expansion.

There is no “free lunch” when it comes to investing. The relatively high returns investors have historically earned on stock investments typically occurred over longer time frames and have, and will likely continue to, come with periodic downturns and volatility.

* Consult with your Thrivent Financial representative. Talk with your representative to get the advice and reassurance you need to stay on track with your financial goals. The media is prone to saturating the airwaves and publications with sensational coverage of market ups and downs.

It’s imperative to get grounded, honest, and dispassionate advice at these times—your Thrivent Financial Representative is always willing to address any questions or concerns. Please don’t hesitate to get in touch.

Our Ongoing Commitment to You

As a member-owned organization, Thrivent Financial for Lutherans is uniquely designed and positioned to serve the financial and fraternal needs of one entity — you, our valued member. Many of you have one thing foremost on your minds at this point in your life — retirement. Our investment management philosophy is squarely focused on sound asset allocation strategies, striving for strong investment performance and meaningful advice that can provide a clear roadmap to your retirement — regardless of current market conditions. Whether saving for that retirement, sharing your success with your church or community, or leaving a legacy to the next generation, we stand ready to assist you each step of the way.

I want to personally wish you the best in 2008. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Sincerely,

Pamela J. Moret
President and Director
Thrivent Series Fund, Inc.

1

Stocks and bonds posted mixed returns for the 12-month period ended December 31, 2007. In the first half, moderating economic growth appeared to ease inflation concerns, creating a positive backdrop for the financial markets but also an environment in which high risk categories of financial assets appeared extended. Beginning in early summer there was an increase in investment uncertainty, as an unexpected deterioration in the value of mortgage and asset-backed fixed-income securities roiled the credit markets and ultimately resulted in a significant withdrawal of credit availability from the financial system. This led to significant policy adjustments by central bankers around the globe as they attempted to facilitate the availability of credit and liquidity to the markets. Ultimately, a reduction in targeted short-term rates in the United States was warranted as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The nation’s gross domestic product fell from a 2.1% annual growth rate in the fourth quarter of 2006 to a 0.6% annual rate in the first quarter of 2007, the weakest rate of expansion in four years. Growth rebounded to 3.8% in the second quarter, however, thanks to strong spending by consumers, who were encouraged by employment and income gains and undeterred by high energy prices and deterioration in the housing market. Growth in the third quarter accelerated to a 4.9% annual rate, buttressed by exports and business investment. Current estimates for the fourth quarter 2007 suggest a significant moderation to around a 1% rate of growth.

Housing was a significant drag on the economy during the year. Weak sales, rising inventories, falling prices and much tighter lending standards caused the imbalances in the housing market to worsen over the period. Housing starts have fallen more than 50% since their highs in the beginning of 2006 and reached levels in November 2007 last seen in early 1991.

Increased business spending offset much of the negative impact of the housing slowdown. Global demand also remained strong, particularly from developing economies, and the low valuation of the dollar enhanced the attractiveness of U.S. goods and services in world markets, lifting U.S. exports and moderately improving the U.S. trade position.

Inflation & Monetary Policy

Inflation indicators were mixed during the period. The Consumer Price Index (CPI) rose at a 4.1% annual rate for 2007, compared with a 2.5% rate for all of 2006. The index for energy, which rose 2.9% in all of 2006, advanced at a 17.4% annual rate for 2007. Excluding the volatile prices of food and energy, the core CPI advanced at a 2.4% annual rate in 2007, following a 2.6% rise in all of 2006.

For the Federal Reserve Open Market Committee (FOMC), inflation concerns eventually were trumped by worries that the housing slump and expanding credit crunch might dampen economic growth. On September 18, policymakers cut the federal funds rate by a more-than-expected half-percent to 4.75%, and on October 31 and December 11 they followed with widely anticipated quarter-percent cuts. At their December meeting, policymakers noted that economic growth was slowing due mainly to the housing downturn and some softening in business and consumer spending.

Equity Performance

Stocks gained steadily through late in the first half of 2007, spurred by good corporate profits, a flurry of merger and acquisition activity prompted by low cost and relatively easy credit conditions, and diminishing concerns about higher inflation and interest rates. Price volatility jumped dramatically over the summer and fall of 2007 in response to credit market deterioration and the withdrawal of liquidity from the system. A number of reductions in the fed funds rate in the latter part of the year pushed many investment indexes to or near record highs, but those prices were not held as evidence of widespread consumer and business uncertainty called into question sustained economic growth.

Large-company stocks outperformed small-company issues during the period. The S&P 500 Index of large-company stocks posted a 5.49% total return, while the Russell 2000® Index of small-company stocks recorded a –1.57% return. Growth stocks outperformed value stocks. During the period, the Russell 3000® Growth Index returned 11.55%, while the Russell 3000® Value Index posted a return of –0.94% .

Real estate investment trusts (REITs) lost ground during the period, with the FTSE NAREIT Equity REIT Index declining by –15.69% . Foreign stocks generally continued

2

to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, boosted by a weakening dollar, posted an 11.63% total return in dollar terms.

Fixed Income Performance

Treasury yields were relatively stable until mid-April, when they spiked as bond investors began to worry about a reacceleration in economic growth and, consequently, started to suspect that the Federal Reserve would not begin cutting rates any time soon. An investor flight to safety, spurred by concerns about sub-prime mortgages and liquidity problems at several large financial institutions, pushed down Treasury yields in the third quarter. The Federal Reserve eased both the federal funds and discount rates later in the period.

A substantial drop in the yields of shorter-maturity Treasury securities helped eliminate the yield curve inversion — an unusual situation in which shorter-term bonds actually pay higher yields than longer-term bonds — that had persisted for much of the last year. A general decline in yields, with a corresponding increase in prices, boosted bonds’ total returns for the period. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 6.97% total return, while the Lehman Brothers Government/Corporate 1–3 Year Bond Index registered a 6.84% total return. Below-investment-grade corporate bonds were weaker performers, with the Lehman Brothers U.S. Corporate High Yield Bond Index registering a 1.87% total return.

Outlook

We expect economic growth to remain below average over the next few months, with inflation moderating. Gross domestic product growth should continue at around a 1–2% annual rate, but risks to the forecast are high. We expect energy and commodities prices to moderate and the housing market to begin to stabilize in the second half of 2008. These factors suggest that consumer spending, while not robust, will be sufficient to maintain growth. We expect business spending on new plants and equipment to continue, after a number of years of below-average investing in productive resources.

Dislocations unfolding in the credit markets that began with the unwinding of the housing boom of the last five years have the potential to spill over into the rest of the economy. The risks to the economy are not directly a function of the softness in housing but rather how consumer spending or financial lending behaviors may change in reaction to what is happening in the housing market. With policymakers concerned about both an economic slowdown and the potential for higher inflation, it is uncertain whether the Federal Reserve intends to ease interest rates any time soon, but it is our view that the days of policy-driven tightening are past for the near term.

As always, your best strategy is to work with your Thrivent Financial registered representative to create a plan based on your goals, diversify your portfolio and remain focused on the long term.

3

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Aggressive Allocation Portfolio earned a return of 9.33% for the 12-month period as compared to the median return for its peer group, the Lipper Multicap Core category, of 5.29% . The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 5.49% and 6.97%, respectively.

What factors influenced the Portfolio’s performance?

For the fiscal year, large-cap stocks generally equaled or outperformed their respective small-capitalization counterparts; growth stocks tended to outperform value stocks; and international stocks provided better returns than many of the domestic indexes, as a result of dollar weakness versus many foreign currencies. Foreign stocks in their local currencies, particularly in the UK and Europe, were generally in line with major U.S. indexes. Emerging markets achieved exceptional returns. In fixed-income markets, returns tended to be skewed towards the higher-quality segments of the markets.

Early in the year, the Portfolio generally had a bias towards large-capitalization and growth-oriented securities, but our risk profile was broadly consistent with our long-term strategic allocations for risk and return. In the second quarter, our analysis of both stock and credit risk premiums suggested that many segments of both fixed-income and equity markets were “priced for perfection,” i.e., expected returns were such that one was not being adequately compensated for the risk on many of the more volatile asset classes. As such, we undertook steps to reduce the risk profile within the respective major asset classes by further reducing our exposure to mid- and small-capitalization securities in the equity segment of the Portfolio. We also further upgraded our positions in growth allocations in the expectation that credit issues in real estate would more significantly impact value-based investment styles, given the proportionately large exposure to financial services that tends to characterize value benchmarks and portfolios. Tactically, these decisions enhanced the Portfolio’s results, especially in the second half of the year, as the scope and breadth of deteriorating housing fundamentals cascaded into fixed-income credit markets, creating a liquidity crisis that ultimately impaired the stock market, particularly small-cap and value-oriented strategies. Investors’ preference for high-quality in fixed-income and

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

4

growth-oriented strategies in stocks resulted in significant spreads in returns versus those strategies most directly impacted by disruptions in the markets.

What is your outlook?

The disruptions in the financial markets, on top of an already cautious and extended consumer sector, have heightened the risk of a serious economic dislocation. This has created an environment of heightened investor uncertainty, higher market volatility and significant corrections in many financial asset prices. As an investor, we are gratified to see more rational pricing of risky financial assets but are cognizant that financial and economic risks remain elevated. We are thoughtfully and judiciously looking for opportunities to reinstate some of the risk positions in the Portfolio that were reduced early last year, as return opportunities are now much more reasonable relative to the risks being borne. In the absence of recession, it appears that low-risk assets are now somewhat overpriced relative to risky assets.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

5

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 7.75% for the 12-month period as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 6.34% . The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 5.49% and 6.97%, respectively.

What factors influenced the Portfolio’s performance?

For the fiscal year, large-cap stocks generally equaled or outperformed their respective small-capitalization counterparts; growth stocks tended to outperform value stocks; and international stocks provided better returns than many of the domestic indexes, as a result of dollar weakness versus many foreign currencies. Foreign stocks in their local currencies, particularly in the UK and Europe, were generally in line with major U.S. indexes. Emerging markets achieved exceptional returns. In fixed-income markets, returns tended to be skewed towards the higher-quality segments of the markets.

Early in the year, the Portfolio generally had a bias towards large-capitalization and growth-oriented securities, but our risk profile was broadly consistent with our long-term strategic allocations for risk and return. In the second quarter, our analysis of both stock and credit risk premiums suggested that many segments of both fixed-income and equity markets were “priced for perfection,” i.e., expected returns were such that one was not being adequately compensated for the risk on many of the more volatile asset classes. As such, we undertook steps to reduce the risk profile within the respective major asset classes by further reducing our exposure to mid- and small-capitalization securities in the equity segment of the Portfolio. We also further upgraded our positions in growth allocations in the expectation that credit issues in real estate would more significantly impact value-based investment styles given the proportionately large exposure to financial services that tends to characterize value benchmarks and portfolios. Tactically, these decisions enhanced the Portfolio’s results, especially in the second half of the year, as the scope and breadth of deteriorating housing fundamentals cascaded into fixed-income credit markets, creating a liquidity crisis that ultimately impaired the stock market, particularly small-cap and value-oriented strategies. Investors’ preference for high- quality in fixed-income and growth-oriented strategies in stocks resulted in significant spreads in returns versus those strategies most directly impacted by disruptions in the markets.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

6

Our Portfolio had very small exposures to the segments of the market most directly impacted by the financial disruptions, but the contagion effect across fixed-income with any credit exposure did have a limiting impact on fixed-income relative to the highest-quality segments.

What is your outlook?

The disruptions in the financial markets, on top of an already cautious and extended consumer sector, have heightened the risk of a serious economic dislocation. This has created an environment of heightened investor uncertainty, higher market volatility and significant corrections in many financial asset prices. As an investor, we are gratified to see more rational pricing of risky financial assets but are cognizant that financial and economic risks remain elevated. We are thoughtfully and judiciously looking for opportunities to reinstate some of the risk positions in the Portfolio that were reduced early last year, as return opportunities are now much more reasonable relative to the risks being borne. In the absence of recession, it appears that low-risk assets are now somewhat overpriced relative to risky assets.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

7

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Moderate Allocation Portfolio earned a return of 6.77% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 5.69% . The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 5.49% and 6.97%, respectively.

What factors influenced the Portfolio’s performance?

For the fiscal year, large-cap stocks generally equaled or outperformed their respective small-capitalization counterparts; growth stocks tended to outperform value stocks; and international stocks provided better returns than many of the domestic indexes, as a result of dollar weakness versus many foreign currencies. Foreign stocks in their local currencies, particularly in the UK and Europe, were generally in line with major U.S. indexes. Emerging markets achieved exceptional returns. In fixed-income markets, returns tended to be skewed towards the higher-quality segments of the markets.

Early in the year, the Portfolio generally had a bias towards large-capitalization and growth-oriented securities, but our risk profile was broadly consistent with our long-term strategic allocations for risk and return. In the second quarter, our analysis of both stock and credit risk premiums suggested that many segments of both fixed-income and equity markets were “priced for perfection,” i.e., expected returns were such that one was not being adequately compensated for the risk on many of the more volatile asset classes. As such, we undertook steps to reduce the risk profile within the respective major asset classes by further reducing our exposure to mid- and small-capitalization securities in the equity segment of the Portfolio. We also further upgraded our positions in growth allocations in the expectation that credit issues in real estate would more significantly impact value-based investment styles given the proportionately large exposure to financial services that tends to characterize value benchmarks and portfolios. Tactically, these decisions enhanced the Portfolio’s results, especially in the second half of the year, as the scope and breadth of deteriorating housing fundamentals cascaded into fixed-income credit markets, creating a liquidity crisis that ultimately impaired the stock market, particularly small-cap and value-oriented strategies. Investors’ preference for high-quality in fixed-income and growth-oriented strategies in stocks resulted in significant spreads in returns versus those strategies most directly impacted by disruptions in the markets. Our Portfolio had

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

8

very small exposures to the segments of the market most directly impacted by the financial disruptions, but the contagion effect across fixed-income with any credit exposure did have a limiting impact on fixed-income relative to the highest-quality segments.

What is your outlook?

The disruptions in the financial markets, on top of an already cautious and extended consumer sector, have heightened the risk of a serious economic dislocation. This has created an environment of heightened investor uncertainty, higher market volatility and significant corrections in many financial asset prices. As an investor, we are gratified to see more rational pricing of risky financial assets but are cognizant that financial and economic risks remain elevated. We are thoughtfully and judiciously looking for opportunities to reinstate some of the risk positions in the Portfolio that were reduced early last year, as return opportunities are now much more reasonable relative to the risks being borne. In the absence of recession, it appears that low-risk assets are now somewhat overpriced relative to risky assets.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

9

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 5.62% as compared to the median return for its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 5.76% . The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 5.49% and 6.97%, respectively.

What factors influenced the Portfolio’s performance?

For the fiscal year, large-cap stocks generally equaled or outperformed their respective small-capitalization counterparts; growth stocks tended to outperform value stocks; and international stocks provided better returns than many of the domestic indexes, as a result of dollar weakness versus many foreign currencies. Foreign stocks in their local currencies, particularly in the UK and Europe, were generally in line with major U.S. indexes. Emerging markets achieved exceptional returns. In fixed-income markets, returns tended to be skewed towards the higher-quality segments of the markets.

Early in the year, the Portfolio generally had a bias towards large-capitalization and growth-oriented securities, but our risk profile was broadly consistent with our long-term strategic allocations for risk and return. In the second quarter, our analysis of both stock and credit risk premiums suggested that many segments of both fixed-income and equity markets were “priced for perfection,” i.e., expected returns were such that one was not being adequately compensated for the risk on many of the more volatile asset classes. As such, we undertook steps to reduce the risk profile within the respective major asset classes by further reducing our exposure to mid- and small-capitalization securities in the equity segment of the Portfolio. We also further upgraded our positions in growth allocations in the expectation that credit issues in real estate would more significantly impact value-based investment styles given the proportionately large exposure to financial services that tends to characterize value benchmarks and portfolios. Tactically, these decisions enhanced the Portfolio’s results, especially in the second half of the year, as the scope and breadth of deteriorating housing fundamentals cascaded into fixed-income credit markets, creating a liquidity crisis that ultimately impaired the stock market, particularly small-cap and value-oriented strategies. Investors’ preference for high-quality in fixed-income and growth-oriented strategies in stocks resulted in significant spreads in returns versus those strategies most directly impacted by disruptions in the markets. Our Portfolio had

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

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very small exposures to the segments of the market most directly impacted by the financial disruptions, but the contagion effect across fixed-income with any credit exposure did have a limiting impact on fixed-income relative to the highest-quality segments.

What is your outlook?

The disruptions in the financial markets, on top of an already cautious and extended consumer sector, have heightened the risk of a serious economic dislocation. This has created an environment of heightened investor uncertainty, higher market volatility and significant corrections in many financial asset prices. As an investor, we are gratified to see more rational pricing of risky financial assets but are cognizant that financial and economic risks remain elevated. We are thoughtfully and judiciously looking for opportunities to reinstate some of the risk positions in the Portfolio that were reduced early last year, as return opportunities are now much more reasonable relative to the risks being borne. In the absence of recession, it appears that low-risk assets are now somewhat overpriced relative to risky assets.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

11

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Technology Portfolio returned 11.07% for the 12-month period ending December 31, 2007, as compared to the median return of its peer group, the Lipper Science & Technology category, of 19.00% . The Portfolio’s market benchmark, the Chicago Board Options Exchange Goldman Sachs Technology Index (CBOE GSTI) Composite Index, returned 15.39% over the same period.

What factors affected the Portfolio’s performance?

Underperformance relative to the CBOE GSTI Composite Index was partially attributable to the Thrivent Technology Portfolios’ broader capitalization and sector positioning. Roughly 85% of the Technology Portfolio was invested in information technology companies, with another 15% distributed among technology-related names in the health care, telecom services, industrial and consumer sectors. While we expect the Portfolio’s multi-cap focus and broadened sector positioning to increase the prospects of sustainable outperformance over longer periods of time, it was a headwind in a year in which large-cap information technology stocks — which comprise the bulk of the CBOE GTSI Composite Index — lead performance.

While our heavy sector emphasis on networking, storage, and Internet were positive contributors to relative performance in the first three quarters of 2007, a significant portion of that benefit was reversed in the fourth quarter as the credit crisis created significant marketplace concerns about domestic enterprise spending, especially among financial firms that represent the single largest source of industry demand. In networking, Cisco Systems, Juniper Networks, and Ciena still generated moderate excess returns as domestic carriers and international enterprises increased their budgets. EMC Corporation contributed significantly to the Portfolio’s performance, not only due to the strength in its core storage and security businesses, but also the market recognition afforded its VMWare virtualization unit as a result of a partial spin-off. Within the Internet sector, our focus on search advertising holdings Google and aQuantive provided significant gains; the latter as a result of its purchase by Microsoft.

Negative influences on the Portfolio included its de-emphasis of personal communication equipment makers; lack of exposure to electronic retailers; and over exposure to health care. The Portfolio missed the strength in handset manufacturers, especially the new product-driven cycle strength in Research in Motion, which was the single best performer in the CBOE GSTI Composite Index. It also lacked any meaningful exposure to internet retail, most specifically strong performer Amazon.com, where an inflection in operating leverage was missed. Returns from the Portfolio’s health care holdings were strong in absolute terms, but trailed the explosive returns of the information technology sectors and represented a relative detriment to Portfolio

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

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performance. The Portfolio’s emphasis on biotechnology within the health care sector was an additional negative relative performance factor.

What is your outlook?

We believe that 2008 will be characterized by moderating domestic economic growth, much lower interest rates, a weak dollar and technology spending in excess of overall economic growth at around 5%, as a result of continued “share” gains vis-à-vis other forms of capital expenditures and its disproportionate ability to satisfy growing productivity and environmental decision factors. These conditions, combined with technology’s greater exposure to faster-growing international markets, should allow for continued market leadership. Despite their overt susceptibility to continued credit-related enterprise spending concerns in the near-term, we remain especially enthusiastic about the longer-term potential for worldwide networking and communication equipment spending to support the communications infrastructure needs of emerging economies, as well as the more robust architectures required by the exploding volumes of video and data transmission in developed markets. We also believe virtualization, mobile internet and internet advertising will be areas of notable investment opportunities in the year ahead.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The CBOE GSTI Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

13

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Partner Small Cap Growth Portfolio achieved a return of 8.52% for the 12-month period ended December 31, 2007, as compared to the median return of its peer group, the Lipper Small Cap Growth category, of 9.58% . The Portfolio’s market benchmark, the Russell 2000® Growth Index, achieved a return of 7.05%.

What factors influenced the Portfolio’s performance?

Stock selection was responsible for the value added versus the benchmark Index. Timely Portfolio repositioning also added modestly to returns, as there was a dramatic variance in performance within the small-cap category between growth and the core and value segments. In particular, stock selection in the health care and industrials segments added significantly to results. Additionally, avoiding some of the poor performance in the financial sector and obtaining good returns to holdings in the energy segment were additive. Within the industrial segment, there was particularly strong Portfolio performance in construction and engineering, shipping and electrical equipment industries, all of which are beneficiaries of strong spending and investment from infrastructure and global trade flows. Shaw Group and DryShips Inc were particular standouts . . In health care, holdings in the pharmaceutical, biotechnology and life sciences industries provided a lift to returns in the period. The financial sector of the Portfolio was largely unchanged for the period, which was a much better return than the benchmark sector in the Index. An emphasis on companies less impacted by the misfortunes of the sub-prime, credit and housing markets provided reasonable returns or better protection. In the energy group, our concentration on holdings in the energy equipment and supplies industries resulted in Portfolio performance meaningfully in excess of the Index. We did not have significant exposure to the producers of oil and gas; that group did not perform as well as the equipment companies. Drill-Quip provided a particularly attractive return. Telecommunications services added modestly to the results as our holdings provided much higher returns than the group or the Index. It was not significantly overweighted in the account.

Holdings in the Information Technology sector did not keep pace with the broad market advance or the sector returns within small-cap growth benchmarks. Positions in the software industry provided good returns but were offset by sub-par results to the companies owned in the electrical and communication equipment industries. An underweighted position in the materials sector and lack of exposure in the metals and mining industry caused this segment of the Portfolio to achieve less-than-Index results.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

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What is your outlook?

While the chance of a recession has certainly increased in recent months, we think the economy may keep growing at least modestly in 2008, aided by strong growth in exports. As we see it, slow to moderate economic growth should keep inflation and interest rates subdued, help companies (as measured by the S&P 500) report higher earnings’ growth for all of 2008, and allow stocks in aggregate to keep climbing, notwithstanding some volatility along the way. In an environment where above-average growth becomes scarce, growth stocks become more valuable. This, coupled with the fact that growth stocks remain inexpensive relative to value stocks, should support our style of growth stock investing.

* The Russell 2000® Growth Index is an unmanaged index comprised of companies with a greater than average growth orientation within the Russell 2000® Index. The Russell 2000® Index is comprised of the 2,000 smaller companies in the Russell 3000® Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

15

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Partner Small Cap Value Portfolio achieved a return of –1.03% for the 12-month period ended December 31, 2007, as compared to the median return of its peer group, the Lipper Small Cap Value category, of –6.86% . The Portfolio’s market benchmark, the Russell 2000® Value Index, achieved a return of –9.78%.

What factors influenced the Portfolio’s performance?

Portfolio results relative to the benchmark Index were lifted by a combination of both stock selection and sector emphasis in the period. Within the small-cap value universe, there was a wide disparity of returns across sectors, with unusually poor results in the financial and consumer discretionary sectors and quite good results in the materials, energy and health care segments. Strong stock selection within and a significant underweighting of the poorly performing financial group was the prime positive contributor to the Portfolio’s results versus its benchmark in 2007. The financial segment of the benchmark Index declined in excess of 20% last year, with much of the weakness concentrated in the second half of the year. The Portfolio achieved results in the negative mid-single-digit area over the same period, a significant improvement over the Index. Underweighted positions in real estate investment trusts (REITs), thrifts and commercial banks also significantly contributed to results. In commercial banks, our emphasis on holdings in organizations that were less dependent on credit spreads and mortgage portfolios or construction lending aided returns. The Portfolio emphasized organizations that had significant sources of income outside of those areas and towards more stable sources of income like trust or custody fees. Holdings in the insurance industry also made a significant positive contribution to results, as this group tended to be less impacted by the other disturbances in the financial sector. Stock selection and an overweighted position were the key variables lifting the results in the industrial segment of the Portfolio. Commercial services holdings in the Portfolio were a particular bright spot, with excellent results achieved from FTI Consulting Electrical equipment stocks. provided very strong relative returns; our holdings kept pace with those achieved by the broader group. Kirby Corp. in the marine shipping industry advanced strongly over the period, as did select holdings in the machinery industry. Generally, business spending remained strong in the period, particularly for companies with exposure to infrastructure or export spending. An overweighted position in the energy group was also a positive factor, as the sector provided strong returns in the year.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

16

There was a modest negative impact on returns from our underweighting of the Information Technology and consumer staples sectors. Stock selection in both segments was above average, but we did not have as full an allocation as the benchmark, thus modestly limiting our advance.

What is your outlook?

Market conditions are likely to remain volatile, as concern over an economic slowdown grows in the face of continued housing market weakness and as the credit markets continue to grapple with problems arising from sub-prime mortgages. As investors in the small-cap value space, we are mindful of the shift in market leadership from small-cap and value shares to larger, growth-oriented stocks. In this environment, we are focused on three areas — technology shares, which appear to be enjoying a long-awaited revival; small-cap firms that seem relatively insulated from current financial turmoil; and individual stocks that have been hurt by the market’s volatility but whose revenue streams and earnings remain intact.

* The Russell 2000® Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

17

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Small Cap Stock Portfolio returned 6.14% during the 12-month period ended December 31, 2007, as compared to the median return of its peer group, the Lipper Small Cap Core category, of –2.02% . The Portfolio’s market benchmark, the Russell 2000® Index, returned –1.57% .

What factors affected the Portfolio’s performance?

The greatest impact on the Portfolio performance during the period on both an absolute and relative basis was the underweighted position in both the financials and consumer discretionary sectors. Given our concerns regarding the mortgage and housing markets, along with credit quality and interest rate concerns, the Portfolio has been very discriminate in holding both financial and consumer stocks. During the period, elevated defaults within the sub-prime mortgage market caused many stocks within these sectors to perform poorly, driving positive Portfolio performance relative to its benchmark.

Additionally, individual security selection across the Portfolio had a significantly positive impact on performance during the period. In particular, we had solid performance in both the energy and industrials sectors. Given our positive economic outlook during the period, we continued to maintain an overweighted position within the industrials sector, which paid handsome dividends. The Portfolio’s holdings in the construction and engineering industry were major contributors to positive performance, as demand for these services continued to grow.

During the period, strong corporate earnings and ample market liquidity provided an ideal environment for merger and acquisition activity. The Portfolio participated in many deals announced within the past year, with over a dozen of our holdings targeted. Areas which were fertile ground for takeovers within the Portfolio included the health care and technology sectors.

What is your outlook?

Superior stock selection will continue to be the major driver of Portfolio performance going forward. During the past year, we have seen a shift in the market from strong performance in value stocks to those with more growth characteristics. We believe in the current market environment, a continued focus on attractively valued quality companies with a distinct competitive advantage or defensible niche will provide the best opportunity for success.

Our overall outlook on the small-cap market remains cautious and we have positioned the Portfolio accordingly. Our defensive posture is based upon several major concerns regarding the current economic environment, including a

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

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continued contraction in the credit markets; a weak housing market; a potential consumer spending slowdown; and possibly an economic recession. Based upon these concerns, we have been and continue to underweight both the financials and the consumer discretionary sectors. Additionally, we have repositioned the Portfolio within both the information technology and industrials sectors, moving from an overweighted to an underweighted position based upon both valuation and fundamental concerns.

Health care stocks remain attractive, due to improving fundamentals, attractive valuations and the strong competitive advantages which many of these companies possess. Accordingly, we are overweighted in the health care sector and the consumer staples and the utilities sectors. The Portfolio is also overweighted in certain segments of the energy sector that we find attractive, particularly the exploration and production industry.

* The Russell 2000® Index is an index comprised of the 2,000 smaller companies in the Russell 3000® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

19

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Small Cap Index Portfolio earned a total return of –0.51% as compared to the median return of its peer group, the Lipper Small Cap Core category, of –2.02% . The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a total return of –0.30% .

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an indexed portfolio, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Three sectors drove the Portfolio’s performance. Energy stocks benefited from the continued spike in energy costs. Health care companies also enjoyed solid growth. Materials companies performed well, in particular those material companies involved in steel and other commodities. By contrast, stocks of companies that are impacted by credit and financial market liquidity did not perform well. Financial and consumer discretionary stocks were out of favor in 2007, with telecommunication services posting the worst sector return in the Index.

What is your outlook?

The Portfolio will be fully invested to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

20

With uncertainty growing over the strength of the U.S. economy and an ongoing inflation threat, investors backed away from riskier segments of the equity markets. Small-cap stocks underperformed large-cap and mid-cap issues. Whether this marks a period of rotation in the markets and a shift to more blue chip names remains to be seen.

Typically, the longer an economic cycle continues, the more investors tend to favor large-cap stocks in the equity marketplace. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the future as the cycle continues to mature.

* The S&P SmallCap 600 Index is an unmanaged index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

21

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Mid Cap Growth Portfolio achieved a return of 19.92% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of 16.36% . The Portfolio’s market benchmark, the Russell Midcap® Growth Index, achieved a return of 11.43% for the year.

What factors affected the Portfolio’s performance?

Stock selection across all sectors of the Portfolio helped propel performance over the past year. Stock selection within the industrial sector was particularly strong, as these companies benefited from strong demand from emerging economies. Foster Wheeler LTD, an engineering and construction company, and Precision Castparts Corporation, an aerospace and defense company, did particularly well. The Information Technology sector was also a positive contributor to performance, as enterprise spending in the United States and abroad continued to be quite healthy. The Portfolio’s position in aQuantive, Inc., which was acquired by Microsoft Corporation for a substantial premium, and Navteq, which was slated to be acquired by Nokia Corporation, also contributed positively to performance. Health care equipment and supply companies in the Portfolio did quite well, as many of these companies benefited from product cycles and therefore steadier earnings’ growth.

The Portfolio was significantly underweighted in the consumer sector during most of the period, which helped performance, as these stocks were weak due to the continued deterioration in the U.S. housing market. However, the Portfolio’s position in Coldwater Creek Incorporated, a women’s apparel retailer, hurt performance, as sales did not meet expectations. The Portfolio’s underweighted stance in energy limited performance, as this was a strong sector for most of the period.

What is your outlook?

As we look into 2008, we see several headwinds for the U.S. economy. We believe the housing market deterioration and subsequent credit problems in the mortgage industry, along with high fuel prices, may lead to more problems for the U.S. consumer. We also see potential risk to stocks stemming from a change of administration at the White House in the fall of 2008 and potentially higher taxes that could drag down economic growth further. We believe the Federal Reserve rate cuts may not be able to alleviate the credit woes for the consumer, and may put further pressure on the U.S. dollar and ultimately spur inflation. These problems may begin to adversely impact the job picture in the United States, which is a further risk to economic growth. Ultimately, these head-winds are likely to depress corporate earnings estimates in coming quarters and may cause valuations to compress.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

22

With that, we are positioning the Portfolio slightly more conservatively. We continue to look for growth opportunities that can withstand a U.S. economic slowdown. We are finding opportunities in companies with more exposure to international economies and less dependence on the U.S. dollar and consumer. We continue to favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle. Health care remains a target area for us as these stocks have attractive valuation characteristics relative to growth expectations and will likely sustain operating and profit momentum through a period of slowing economic growth.

* The Russell Midcap® Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

23

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Mid Cap Growth Portfolio II achieved a return of 19.80% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of 16.36% . The Portfolio’s market benchmark, the Russell Midcap® Growth Index, achieved a return of 11.43% .

What factors affected the Fund’s performance?

Stock selection across all sectors of the Portfolio helped propel performance over the past year. Stock selection within the industrial sector was particularly strong, as these companies benefited from strong demand from emerging economies. Foster Wheeler LTD, an engineering and construction company, and Precision Castparts Corporation, an aerospace and defense company, did particularly well. The Information Technology sector was also a positive contributor to performance, as enterprise spending in the United States and abroad continued to be quite healthy. The Portfolio’s position in aQuantive, Inc., which was acquired by Microsoft Corporation for a substantial premium, and Navteq, which was slated to be acquired by Nokia Corporation, also contributed positively to performance. Health care equipment and supply companies in the Portfolio did quite well, as many of these companies benefited from product cycles and therefore steadier earnings’ growth.

The Portfolio was significantly underweighted in the consumer sector during most of the period, which helped performance as these stocks were weak due to the continued deterioration in the U.S. housing market. However, the Portfolio’s position in Coldwater Creek Incorporated, a women’s apparel retailer, hurt performance, as sales did not meet expectations. In addition, the Portfolio’s underweighted stance in energy limited performance, as this was a strong sector for most of the period.

What is your outlook?

As we look into 2008, we see several headwinds for the U.S. economy. We believe the housing market deterioration and subsequent credit problems in the mortgage industry, along with high fuel prices, may lead to more problems for the U.S. consumer. We also see potential risk to stocks stemming from a change of administration at the White House in the fall of 2008 and potentially higher taxes that could drag down economic growth further. We believe the Federal Reserve rate cuts may not be able to alleviate the credit woes for the consumer, and may put further pressure on the U.S. dollar and ultimately spur inflation. These problems may begin to adversely impact the job picture in the U.S., which is a further risk to economic growth. Ultimately, these head-winds are likely to depress corporate earnings estimates in coming quarters and may cause valuations to compress.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

24

With that, we are positioning the Portfolio slightly more conservatively. We continue to look for growth opportunities that can withstand a U.S. economic slowdown. We are finding opportunities in companies with more exposure to international economies and less dependence on the U.S. dollar and consumer. We continue to favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle. Health care remains a target area for us, as these stocks have attractive valuation characteristics relative to growth expectations and will likely sustain operating and profit momentum through a period of slowing economic growth.

* The Russell Midcap® Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

25

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Partner Mid Cap Value Portfolio achieved a return of 3.15% for the 12-month period ending December 31, 2007, as compared to the median return of its peer group, the Lipper Mid Cap Value category, of 1.94% . The Portfolio’s benchmark, the Russell Midcap® Value Index, achieved a return of –1.42% .

What factors influenced the Portfolio’s performance?

Stock selection and sector emphasis were both positive factors contributing to Portfolio results in 2007. Benchmark returns for the year were highly skewed to growth-oriented strategies in the period, and sector results were highly variable. In spite of these issues, the Portfolio achieved results in excess of both its benchmark and the median of its peer group. An overweighted position in the strongly performing energy sector and stock selection within the group combined to cause this segment of the Portfolio to add significantly to relative returns. Our emphasis in this sector has been on producing companies domiciled in the United States, like Range Resources and Hess Corp., which both advanced strongly over the year. Within the utility sector, we emphasized companies that produce electricity, such as Entergy Corp and PPL Corp., which both had attractive returns for the period. Within the health care sector, strong stock selection in the biotechnology industry was the key contributing factor. While Information Technology was generally a strong market segment in 2007, its performance was much more muted within the framework of what are considered in the mid-cap value benchmarks. Electronic equipment and software companies in the Portfolio achieved excellent returns.

Materials and financials exposure modestly detracted from results for the period. Financial stocks came under severe stress related to the credit and financial liquidity issues that became evident beginning in the summer. We had modest underweighting to the segment for the year, but our holdings in diversified financial service companies, insurance and real estate investment trusts (REITs) did not provide returns in excess of the benchmark sectors and impeded the Portfolio’s advance. The consumer discretionary sector performed poorly during the period, as investors’ concerns related to real estate cascaded into homebuilding and consumer retail stocks. Our exposure to the group was below the benchmark weight but our stocks performed modestly below the group, offsetting the advantage from the Portfolio weighting decision.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

26

What is your outlook?

The recent declines in the broad market have impacted a mix of companies in a similar fashion. We have taken the opportunity to actively reassess our investments by upgrading the quality of the Portfolio’s where we can, while reducing our exposure to businesses where the risk/reward profile is no longer compelling. In the past, our attention to quality companies trading at compelling valuations has led to strong long-term absolute and relative performance.

* The Russell Midcap® Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell Midcap® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

27

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Mid Cap Stock Portfolio achieved a return of 5.70% for the 12-month period ending December 31, 2007, as compared to the median return of its peer group, the Lipper Mid Cap Core category, of 4.31% . The Portfolio’s market benchmark, the Russell Midcap® Index, earned a total return of 5.60% .

What factors affected the Portfolio’s performance?

Strong stock selection within the consumer discretionary sector, combined with a significant overweighted stance in the materials sector, contributed the majority of the outperformance in 2007. DeVry, Inc. led the consumer discretionary sector performance with an impressive return. The company benefited from improving margins and strong university enrollment. Overweighting the materials sector proved beneficial as it provided the second highest return — behind energy — during 2007. The Portfolio’s largest position, Owens-Illinois, Inc., provided a significant return as its management team raised prices, improved margins, and lowered debt levels. Unfortunately, security selection within the industrial sector and underweighting the energy sector somewhat offset the aforementioned outperformance. Within the industrial sector, investments in the airlines were negatively impacted by increasing oil prices. Finally, underweighting the energy sector proved detrimental, as it was the highest returning sector in 2007. Additional information regarding the Portfolio’s energy positioning is discussed in the outlook section below. Overall, 2007 was a solid year for the Portfolio, driven by strong stock selection and favorable sector overweighting.

What is your outlook?

The economy is clearly slowing as the housing bubble unwinds, lending standards are tightening in residential and non-residential markets, and profits are down year-over-year. These factors obviously increase the risk of the economy entering a recession in 2008. However, low inflation, significant corporate and government cash balances and lower interest rates may prevent such a scenario. Given this backdrop, the Portfolio has a defensive bias and continues to avoid cyclical stocks in the energy and industrial sectors. As the economy slows, fewer companies will likely sustain the ability to increase profits. Those companies that achieve profit growth through the slowdown will enjoy premium valuation multiples. Energy is one sector highly correlated to worldwide growth that may see profits decline throughout the year. Although oil prices continue to hit new highs, many factors point to weakening fundamentals. Oil inventories are at sufficient levels and above their 10-year averages. OPEC continues to increase production and still

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

28

maintains excess capacity, which is approaching four million barrels per day — significantly above the level of just a few years ago. Thus, the increase in oil prices seems to belie the underlying fundamentals and is likely being driven more by political unrest and investor speculation than supply and demand. With a slowing worldwide economy, oil prices and energy stocks present undue risk. Information Technology (IT) is another sector susceptible to an economic slowdown. After being significantly overweighted in the IT sector for over one year, the Portfolio is now underweighted. U.S. corporate profits have been negative for two quarters; and IT spending follows corporate profitability with a slight lag. The financial sector is one area providing select value opportunities. Many financial stocks offer excellent relative value if the economy enters a recession and significant upside if a recession is avoided. While the risks of increased delinquencies and foreclosures will remain high throughout 2008, much of this is reflected in current valuations. The Portfolio is taking a diversified approach to the sector to capitalize on the attractive valuations, but to avoid too much risk in any one company.

* The Russell Midcap® Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

29

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Mid Cap Index Portfolio earned a total return of 7.62% as compared to the median return of its peer group, the Lipper Mid Cap Core category, of 4.31% . The Fund’s market benchmark, the S&P Midcap 400 Index, earned a total return of 7.97% .

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P 400 Index. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an indexed portfolio, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in Portfolio composition.

Energy and materials sectors were the best performing groups in the market over the 12-month period. Energy stocks clearly benefited from the continued rise in oil and gas prices. Energy equipment and services stocks represented the strongest industry within the sector. Materials stocks also performed well, due to increased spending on construction materials by businesses. Consumer discretionary and financials, two other prominent sectors in the Index, delivered negative returns for the year. Both consumer discretionary and financial stocks suffered as concern over sub-prime mortgages increased during the latter half of 2007.

What is your outlook?

Mid-cap stocks outperformed both large- and small-cap stocks for the year. Large-cap stocks showed signs of overcoming their extended period of lagging behind the performance of smaller stocks toward the end of the 12-month period. If past economic cycles are any indication, the market may begin to favor large-cap issues in the months ahead. Typically, investors look for higher-quality stocks as economic growth moves past its peak in a given cycle, a factor that could help the Portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

30

In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, mid-cap stocks may offer a relatively safe haven in the equity markets compared to small-cap stocks. While we can anticipate continued volatility from stocks as a whole, those represented in this Index continue to offer a generally positive outlook.

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

31

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Partner International Stock Portfolio achieved a return of 10.57% for the 12-month period ending December 31, 2007, as compared to the median return of its peer group, the Lipper International Funds category, of 12.01% . The Portfolio’s market benchmark, the MSCI EAFE Index, achieved a return of 11.63%.

What factors influenced the Portfolio’s performance?

The main factors limiting performance of the Portfolio versus the benchmark Index were lack of exposure to the strong performance in the materials sector; allocations to the health care sector; and stock selection in the Information Technology segment of the Portfolio. The Portfolio also had moderate underweighting in the energy segment, which also limited the Portfolio’s advance. Within materials, a generally modest underweighting in the metals and mining segment was the key shortfall variable as base metal commodity prices generally advanced in concert with continued strong global demand, particularly from developing countries like China and India. The same could be said for the advance in energy prices over the course of the year, compounded by ongoing geo-political uncertainties. Valuation work did not support a full exposure to these groups and that limited the rise in the accounts. Holdings in the consumer staples sector came around in the latter half of the period as investor uncertainty increased with the ongoing demise of the market for sub-prime mortgage securities in the second half of the period, calling into question the sustainability of growth in the global economy and undermining investor confidence. These types of securities are often considered a haven for investors during times of heightened concerns. Exposures in Japan generally were a modest limiting factor as well, as that market did not perform as well as Euro-based markets, particularly Germany. Consumer discretionary stocks kept pace with the averages in the period and stock selection in the Portfolio was strong relative to the Index, with particularly good results achieved by companies like LG Electronics, Adidas AG, Swatch Group and Sony Corp. An underweighted position in the poorly performing financial sector added to returns. Holdings in the health care/pharmaceutical segment did not provide returns in line with the broad Index, and our emphasis in this group modestly limited the Portfolio’s results. Collectively, stocks held in the Portfolio driven by the assessment of strong valuation support did not provide as much return as companies with a broader growth orientation or more exposed to the cyclically strong segments of global growth.

International investing has special risks including currency fluctuation and political volatility.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.
The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

32

What is your outlook?

The second half inflection in the prospects for U.S. economic growth — which took place as a result of the weakness in credit markets and securities backed by U.S. sub-prime mortgages — is beginning to have a broader global impact and, in the immediate term, has altered investors’ appetite and preferences for certain risky asset classes. While initial sentiments were that the global economy was decoupling from the challenges faced by the U.S. economy and would sustain attractive growth, investors appear to be reconsidering the plausibility of that position as the year draws to a close. The world financial markets now recognize that the Fed’s rate cuts are not the magic bullets that will restore and prolong economic growth globally. The possibility of slower economic growth in 2008, with potential inflationary pressure, implies a more difficult investment environment despite the fact that longer-term prospects remain favorable. Political risk in emerging nations is also rising. Nevertheless, valuations for most overseas developed market stocks are still reasonable, despite on-going currency volatility. Further merger and acquisition activity by cash-rich corporations and the emergence of proactive sovereign wealth funds should help support share prices.

* The MSCI EAFE Index is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

33

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Partner All Cap Portfolio achieved a return of 20.37% for the 12-month period ended December 31, 2007, as compared to the median return of its peer group, the Lipper Multi Cap Core category, of 5.29% . The Portfolio’s market benchmark, the Russell 3000® Index, earned a total return of 5.14% .

What factors influenced the Portfolio’s performance?

The excellent returns achieved in the Thrivent Partner All Cap Portfolio were a function of strong stock selection relative to the Russell 3000 Index. Sector allocations, as a matter of Portfolio practice, are generally in line with those of the benchmark Index, thus seldom having a significant impact on results. Industry exposures are varied versus the Index and were a contributing factor to excess returns in 2007. Stock selection across all sectors of the Portfolio provided returns in excess of those earned by the stocks held in sectors in the Index.

The broad financial sector was the most poorly performing component of the Index, declining almost 20% in the period, impacted by deterioration in credit quality in the mortgage- and asset-backed security industries. The Portfolio’s holdings in the financial sector declined less than 1%. The Portfolio’s holdings in this sector emphasized industries like insurance or specialized firms in the banking and capital markets industries, which generally are not dependent on credit and lending in their operations. The consumer discretionary sector, which includes industries like housing, autos and retail — all segments of the economy most impacted by the ongoing deterioration in housing and lending — also provided negative returns in 2007. We concentrated our holdings within this group in companies in which spending or profits are less directly impacted by these issues, such as gaming and media.

All other market sectors achieved positive results, with particular strength in the energy, materials and information technology sectors. The Portfolio’s particular holdings in these segments caused its results to substantially exceed that of the Index. In information technology, an emphasis on computer hardware and peripherals, with positions in companies like Apple and Hewlett-Packard added significant value. In the software segment, our position in Google Inc. also contributed to excess return. In semiconductors, our holdings in Marvell Technologies and Broadcom Corp. did not keep pace with the Portfolio or the sector. Within the energy sector, we emphasized holdings in the equipment and services industries, with positions in companies like Transocean Inc. and Cameron International, both benefit-ing from high levels of spending for new discoveries and enhanced production. Returns from our holdings in the oil and gas production companies were in line with those of the Index. Within the industrials segment, we tended to own companies that will benefit from continued high

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

34

levels of investment and capital flows to rebuild, enhance or replace infrastructure around the world; examples include Jacobs Engineering and Shaw Group.

What is your outlook?

The Portfolio is positioned to gain from active stock selection by identifying the best ideas from each of our industry-focused fundamental analysts. Within energy, we continue to favor offshore drilling rig equipment providers, where demand continues to far outstrip supply. Additionally, we are overweighted in the computers and peripherals industry, focusing on personal computer manufacturers such as Apple and Hewlett-Packard. Apple continues to benefit from increased Mac personal computer sales as well, and anticipates sales growth with their iPod® and iPhone products. Hewlett-Packard’s strong market share gains across multiple business lines should result in meaningful earnings’ growth. Within financials, we are bullish on the thrift and mortgage finance industry, maintaining our position in mortgage funding provider Fannie Mae.

* The Russell 3000® Index is an unmanaged index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

35

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Large Cap Growth Portfolio earned a total return of 16.75% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of 12.71% . The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a total return of 11.81% .

What factors affected the Portfolio’s performance?

A solid overall equity environment provided sturdy market returns for the year in growth stocks. Our performance — driven almost entirely by stock selection — produced superior returns to both our benchmark and peer group. The one exception to this was the consumer-related segments, which experienced a slowdown tied to a weakening housing market and slower consumer spending.

Looking at sector-based analysis, numerous sectors provided relative outperformance versus the benchmark, including the energy, financials, health care, industrials, materials, and technology sectors. The technology sector posted the strongest returns, highlighted by overweighted positions in Apple and Research in Motion The energy sector once again. posted strong returns as commodity prices rose. Holdings in Schlumberger and Global SantaFe were the biggest contributors. The materials sector was also a significant contributor, with Monsanto providing a top return for the overall Portfolio. Other notable individual stock contributors were Gilead Sciences and Express Scripts in health care, Foster Wheeler and Deere & Co. in the industrials group, and America Movil in telecommunications.

The two sectors detracting the most from performance for the 12-month period were the consumer staples and utilities sectors. Our underperformance in the consumer staples sector was primarily due to underweighted positions in Coca-Cola Inc, PepsiCo and Proctor & Gamble. We have traditionally not invested in the utilities sector as we find the growth prospects for these companies not compelling. However, the sector’s good performance for the year and our lack of exposure detracted from our relative performance over the period.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

36

What is your outlook?

A slowing economy and relatively attractive valuations for many large-cap growth companies should provide the backdrop for continued strong performance for this asset class in the coming year. We are very concerned about the continued housing market weakness and the effects being felt by the consumer, and therefore have tilted our exposure away from the consumer-related sectors and towards more attractive opportunities in sectors such as materials, health care and segments of industrials.

* The Russell 1000® Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

37

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Large Cap Growth Portfolio II earned a total return of 16.47% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of 12.71% . The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a total return of 11.81% for the year.

What factors affected the Portfolio’s performance?

A solid overall equity environment provided solid market returns for the year in growth stocks. Our performance produced superior returns to both our benchmark and peer group, driven almost entirely by stock selection. The one exception to this was the consumer-related segments, which experienced a slowdown tied to a weakening housing market and slower consumer spending.

Looking at sector-based analysis, numerous sectors provided relative outperformance versus the benchmark, including the energy, financials, health care, industrials, materials, and technology sectors. The technology sector posted the strongest returns, highlighted by overweighted positions in Apple and Research in Motion. The energy sector once again posted strong returns as commodity prices rose yet again. Holdings in Schlumberger and Global SantaFe were the biggest contributors. The materials sector was also a significant contributor, with Monsanto providing a top return for the overall Portfolio. Other notable individual stock contributors were Gilead Sciences and Express Scripts in health care, Foster Wheeler and Deere & Co. in the industrials group, and America Movil in telecommunications.

The two sectors detracting the most from performance for the 12-month period were the consumer staples and utilities sectors. Our underperformance in the consumer staples sector was primarily due to underweighted positions in Coca-Cola Inc., PepsiCo and Proctor & Gamble. We have traditionally not invested in the utilities sector, as we find the growth prospects for these companies not compelling. However, the sector’s good performance for the year and our lack of exposure detracted from our relative performance over the period.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

38

What is your outlook?

A slowing economy and relatively attractive valuations for many large-cap growth companies should provide the backdrop for continued strong performance for this asset class in the coming year. We are very concerned about the continued housing market weakness and the effects being felt by the consumer, and therefore have tilted our exposure away from the consumer-related sectors and towards more attractive opportunities in sectors such as materials, health care and segments of industrials.

* The Russell 1000® Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

39

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Partner Growth Stock Portfolio achieved a return of 9.27% for the 12-month period ended December 31, 2007, as compared to the median return of its peer group, the Lipper Large Cap Growth category, of 12.71% . The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, achieved a return of 9.25% .

What factors affected the Portfolio’s performance?

For the period, Portfolio returns were in line with those of the benchmark Index. Strong stock selection in telecommunications services, health care and materials were offset by an underweighted position in the strongly performing energy sector and an overweighted position in the poorly performing financial group. Within the telecommunications sector, the Portfolio emphasized holdings in those companies exposed to the expansion and development of wireless communications technology, such as Rogers Communications and Crown Castle International Corp. The allocation to health care, and the stock selection within that sector, lifted overall results. Aetna Inc. and Medco Health Services both provided excellent returns over the course of the year. Exposure to media stocks and a lower exposure to the poor performance of the retail sector also had a positive impact on returns. In materials, the Portfolio maintained exposure to higher commodity prices directly by investing in companies like Freeport McMoRan and BHP Billiton Ltd., as well as indirectly through fertilizer-provider Monsanto, a beneficiary of higher demand for foodstuffs and other cultivated materials.

Lack of exposure to the strong performance of the energy sector was the most significant factor limiting Portfolio returns. The Portfolio maintained an underweighting in this sector over the course of the year; unfortunately, it was the highest-returning of all market segments. Stock selection was in line with that of the group. An overweighting within the financial sector also negatively impacted returns versus the benchmark, as the group had the most significant underperformance in the markets in 2007, following the credit and financial liquidity challenges that surfaced in the second half of the period. Stock selection results in this sector of the Portfolio were better than that achieved by the Index but not of sufficient magnitude to offset the overweighted position in the Portfolio versus the Index.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

40

What is your outlook?

After trailing far behind small-cap and value-oriented stocks so far in this decade, large-cap growth stocks finally led the U.S. equity market in 2007. We expect this trend to continue through 2008 for several reasons, including favorable earnings enhanced by large-cap growth companies’ overseas exposure; a weak dollar; financial strength derived from strong free cash flow; record amounts of cash on their balance sheets; and supportive valuations. Although sentiment surrounding technology stocks has improved dramatically, investors remain somewhat negative. We maintain our favorable view of the sector and believe that better fundamentals will drive improvements in sentiment and stock performance. Valuations appear reasonable, and the tailwinds are strong for increasing technology spending. While U.S. equities appear attractive, several risks need to be considered. Rising commodity prices and their potential to induce broader price inflation is of particular concern. With a worsening housing market, issues with the sub-prime lending market, and low savings rates, the health of the American consumer is another risk to near-term equity performance. However, with low unemployment and record levels of household net worth, we do not believe the consumer is in serious jeopardy.

* The S&P 500/Citigroup Growth Index is an unmanaged capitalization-weighted index comprised of securities with higher price-to-book ratios in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

41

How did the Portfolio perform during the 12-month period ending December 31, 2007?

Thrivent Large Cap Value Portfolio provided a return of 4.69% for the 12-month period ending December 31, 2007, as compared to the median return of its peer group, the Lipper Large Cap Value category, of 2.19% . The Portfolio’s market benchmark, the Russell 1000® Value Index, achieved a return of –0.15% over the same period.

What factors influenced the Portfolio’s performance?

Sectors that helped performance the most during the period included financials, industrials and technology. In financials, an underweighted position versus the Russell 1000® Value Index added relative performance. (The Portfolio will typically have a lower weight in this sector than the Index because the Index has over one-third of its value in financials.) In the industrials sector, an overweighting versus the Index helped relative performance. In total, stock selection was the primary source of strong portfolio performance versus the Index.

Highlights in the financial sector included strong performance from positions in State Street Corporation, Bank of New York and Hudson City Bancorp. State Street Corporation and Bank of New York earn fee income from the custody and management of client assets globally. Business has exceeded expectations as the global capital markets have been rising. Hudson City Bankcorp was added later during the period as. the stock price of this savings and loan was tarred with the same brush as more exotic mortgage lenders.

In the industrials sector, the position in Flowserve Corporation, a pumps, valves and seals company, was the largest contributor, appreciating impressively during the period. This position has recently been sold as its valuation appears to be somewhat ahead of business fundamentals. In addition, positions in aerospace defense companies Honeywell and Lockheed Martin contributed meaningfully to performance.

In the technology sector, an overweighting and strong stock selection helped relative performance. Positions in International Business Machines, Hewlett Packard, Hyperion Solutions, a software company that was acquired by Oracle Corporation, and Intel, all were meaningful contributors. All of these positions remain in the Portfolio with the exception of Hyperion Solutions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

42

Areas that hurt relative performance included energy, consumer staples and utilities. In energy, stock selection was strong; however, it was not good enough to overcome underweighting in the sector versus the benchmark, as this was the strongest area of the market during the period. In the consumer staples sector, not owning Proctor and Gamble hurt relative performance. Lastly, in the utility sector, strong stock selection was not enough to offset an underweighted position versus the benchmark.

What is your outlook?

Our focus is on investing in good companies that are undervalued versus their long-term normal earnings power and growth potential. We are finding value in selected financial, technology and consumer cyclical companies. Recent weakness in the market has provided some attractive investment opportunities for long-term investors.

* The Russell 1000® Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

43

How did the Portfolio perform during the 12-month period ending December 31, 2007?

Thrivent Large Cap Stock Portfolio earned a total return of 7.57% as compared to the median return of its peer group, the Lipper Large Cap Core category, of 5.13% . The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 5.49% .

What factors affected the Portfolio’s performance?

Stock selection was the primary factor leading to good investment results for the fiscal year. A bias towards large-capitalization sectors was also a contributing factor, as well as a modest tilt towards more growth-oriented industries. Stock selection within the financial sector was the leading contributor to investment results. Underweighted holdings in industry segments like thrifts, mortgage finance and diversified financial services companies — which were most directly exposed to the dislocations in the credit markets created by sub-prime loan issues — was a key component in improved results. Stock selection in real estate investment trusts (REITs) was also a positive factor. Health care holdings had a positive impact on portfolio results, as well. Holdings in health care services company Express Scripts and equipment provider Thermo Fisher Scientific added to returns versus the benchmark Index. Gilead Sciences in the biotechnology industry also provided good returns versus both the industry and the Index. In the materials sector, our holdings in Monsanto benefited from strong markets for agricultural chemicals, while Praxair and Air Products in the industrial gas industry also achieved good results related to strong industrial demand. Holdings in the aerospace and defense segments of the industrial sector provided good returns to the Portfolio. Precision Castparts was a standout performer, as it is benefiting from the strong airline ordering cycle that is underway. The company is a key supplier to aircraft engine manufacturers. In the machinery segment, holdings in Flowserve and Deere & Co. provided excellent results for the year. A position in Google in the Information Technology sector contributed favorably to returns.

Our returns in consumer staples did not keep pace with the group, limited by below-market exposure to companies within the beverage and personal products segments. Consumer discretionary stocks generally came under pressure during the period as the group is considered to be very sensitive to the credit disruptions that were pervasive in the second half of the year. Our holding in Marriott International did not keep pace with the group or the market. An underweighted stance in McDonalds Corp. also limited results as the stock performed well in the period. In the media industry, holdings in both Comcast Corp and. McGraw-Hill Cos. declined over the year and limited the Portfolio’s advance.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

44

What is your outlook?

The equity market is expected to experience an increase of volatility versus that seen over the last few years as the economic cycle matures and risks in the outlook increase. Mid-year 2007 saw an extraordinary level of complacency on the part of investors, who appeared to be willing to accept unusually low expected return premiums for the risks undertaken. By year-end, with the unfolding challenges and dislocations created by the expanding credit and liquidity issues, many asset prices had undergone significant adjustments such that risks, while not at extraordinary levels of improved valuations, were more reasonably priced. Economic and market risks are high for 2008, but policy makers appear to be taking appropriate steps to address the challenges brought on by the deterioration of housing and credit markets, which has cascaded into the financial sector. While a recession in 2008 is possible, the adjustments in the prices of many assets appear to have reasonably discounted this outcome.

* The S&P 500 Index is an unmanaged index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

45

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Large Cap Index Portfolio earned a total return of 5.17% as compared to the median return of its peer group, the S&P 500 Index Objective category, of 5.13% . The Portfolio’s market benchmark, the S&P 500 Index, earned a total return of 5.49% .

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P 500 Index. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an indexed portfolio, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Energy, materials, and utilities sectors were the best performing groups in the market over the 12-month period. Energy stocks clearly benefited from the continued rise in oil and gas prices. Energy equipment and services stocks represented the strongest industry within the sector. Materials stocks also performed well, due to increased interest in commodities like steel. The biggest sector represented in the Index, financial stocks, along with consumer discretionary, were the only sectors that delivered negative returns for 2007. Financial stocks, such as thrifts, banks, and real estate investment trusts (REITs), suffered as interest rates and concerns over mortgages rose during the latter half of 2007.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

46

What is your outlook?

Large-cap stocks lagged behind mid-cap stocks, but surpassed small-cap stocks for the 12-month period. If past economic cycles are any indication, the market may begin to favor large-cap issues in the months ahead. Typically, investors look for higher-quality stocks as economic growth moves past its peak in a given cycle, a factor that could help the Portfolio.

In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, large company stocks may offer a relatively safe haven in the equity markets. While we can anticipate continued volatility from stocks as a whole, those represented in this Index continue to offer a generally positive outlook.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

47

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Real Estate Securities earned a total of –16.81%, net of expenses, as compared to the median return of its peer group, the Lipper Real Estate category, of –15.77% . The Portfolio’s market benchmark, the FTSE NAREIT Equity REIT Index, earned –15.69% .

What factors affected the Portfolio’s performance?

After seven straight years of outperforming the S&P 500 Index, U.S. real estate investment trusts (REITs) were due for a correction. Significant redemption activity from the mutual fund industry negatively impacted the group as it created selling pressure on REIT stocks in general, and in particular for large-capitalization companies that had provided the best returns and liquidity over the last several years.

The best-performing sectors in the Portfolio were health care and industrial property REITs, which provided positive returns for the year. The Portfolio’s international real estate exposure also benefited performance, with a modest decline relative to the more significant decline for U.S. REIT stocks. Property sectors that most significantly detracted from performance were multifamily apartments, office buildings, and lodging properties. The Portfolio had virtually no exposure to homebuilding stocks and mortgage REITs, which both underperformed equity REITs in 2007. The Portfolio’s two largest positive contributors to performance were ProLogis, a U.S. based global REIT that develops and manages warehouse distribution properties worldwide, and Ventas, a U.S. REIT that owns long-term acute care hospitals, skilled nursing facilities, assisted living centers, and health care office properties.

What is your outlook?

As a result of mutual fund outflows and a weakening U.S. economy, downward pressure on REIT stock prices may continue in 2008. With a slowing U.S. economy, demand for most types of commercial real estate space will be negatively impacted. At the margin, fundamental factors are beginning to deteriorate, as evidenced by modestly increasing vacancy rates for office buildings and retail properties. Multifamily apartments are also being impacted by the oversupply of single family housing for sale, and the lodging sector may deteriorate as a result of consumer spending weakness and more stringent corporate travel expenditures. Regional malls are still enjoying high occupancy rates and rising rents, particularly in dominant centers located in major metropolitan markets. Health care properties appear to be somewhat insulated from the slowing economy as a result of their stable demand despite economic conditions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

48

We have positioned the Portfolio more defensively, in light of the weakening outlook for the U.S. economy. We believe that large-capitalization REITs with high-quality real estate and experienced management teams are best positioned to weather the difficult market conditions that are likely to persist through most of 2008.

We also plan to increase the Portfolio’s exposure in the more defensive property sectors. Property sectors that are generally considered to be more defensive are health care REITs, net-leased properties, and high quality regional malls.

Property sectors that are less defensive — in which we intend to reduce exposure — are multifamily apartments and lodging, which have the greatest immediate sensitivity to weakening economic conditions. In summary, we expect 2008 to be a challenging year for the U.S. economy, with slower economic growth and reduced leasing demand for commercial real estate. This may provide an attractive buying opportunity for investors willing to look beyond the current weak performance period in order to capture attractive current yield and long-term appreciation potential.

* The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

49

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Balanced Portfolio returned 5.47% as compared to the median return for its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 6.34% . The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 5.49% and 6.97%, respectively.

What factors affected the Portfolio’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period.

The equity component return was closely aligned with its benchmark, the S&P 500 Index. Within the Portfolio, energy, materials, and utilities were the best performing industry sectors. Energy stocks benefited from the continued rise in oil and gas prices, while materials stocks benefited from the rising cost of commodities. The largest sector represented in the Index, financial stocks, turned in the worst performance — and was one of only two sectors posting negative returns for the year — as increasing mortgage delinquencies and foreclosures caused major losses at banks and other financial institutions. The other negatively performing sector was consumer discretionary, impacted by concerns that the housing market slowdown and tighter credit would curb consumer spending.

The fixed-income component of the Portfolio modestly underperformed the Lehman Aggregate Bond Index mainly due to the floating-rate debt that backs our mortgage securities. We used this debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated. While this typically low-risk practice has generated additional yield for the Portfolio for many years, the floating-rate securities — backed by higher-quality credit card, auto and other loans — were affected by sub-prime mortgage-related troubles and they lost value.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

50

What is your outlook?

We think economic growth will continue to slow in 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. The slowdown and continued challenges in the housing and mortgage markets will likely prompt the Federal Reserve to continue easing interest rates, perhaps more aggressively than initially thought.

Large-cap stocks will likely outperform smaller-cap issues in the coming months. We believe that our affected floating-rate securities are fundamentally solid investments and that their value will rebound once the market calms down. We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, especially if inflation concerns materialize.

As always, we intend to maintain a well diversified mix of securities in our efforts to track the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The S&P 500 Index is an unmanaged index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

51

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent High Yield Portfolio returned 2.75% during the period, outpacing the median return of 2.51% for its Lipper U.S. High Current Yield Funds peer group. During the same period, the Portfolio’s market benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, posted a return of 1.87% .

What factors affected the Portfolio’s performance?

The reporting period was characterized by two different types of markets. From January through May, the high-yield bond market was strong. Continued economic growth, a sustained appetite for risk among investors, and low default rates helped fuel investors’ quest for yield, thereby propelling the lowest-quality high-yield bonds to outperform. During these months our underweighted position in the lowest-rated high-yield credits — CCC-rated and distressed/ defaulted credits — held back the Portfolio’s returns relative to the Index.

After May, the high-yield bond market sold off, largely due to investor fears about growing troubles in the sub-prime and other credit markets. The yield premium or “spread” high-yield bonds offered over that of Treasury securities jumped from 2.30% at the end of May to 5.70% at year end, with a simultaneous drop in their prices. Our Portfolio, with its emphasis on higher-quality bonds and essentially no exposure to issuers in the troubled financial sector, outperformed its peer group during these months and for the entire reporting period.

Other factors that enhanced our performance relative to our peer group included our overweighted positions in the metals and mining and packaging sectors. What’s more, our credit selection within these industries — as well as in the cable and gaming sectors — helped the Portfolio’s holdings outperform each sector’s average return during the period. Another positive factor was that we sold most of our holdings in home builders and building materials suppliers and had an underweighted position in this sector as the sell-off accelerated. Our underweighted position in the auto industry, which was a weak performer, also benefited the Portfolio.

Detracting from the Portfolio’s performance was our exposure to retail industry and construction machinery bonds. Further, our performance was diminished by our underweighted position in the aerospace sector, which did well.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.
The lists of Major Market Sectors and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

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What is your outlook?

Our outlook for high-yield bonds is cautious and will remain so until it becomes clearer how the economy will perform in 2008. We are concerned about the ongoing troubles in the housing and credit markets, and for that reason we’ll keep a defensive stance.

However, with high-yield bond yield spreads at 5.70% over Treasury securities, and considering the sector’s continued low default rate, the market looks attractively valued. The market appears to be close to compensating investors for the expected increase in the default rate. Also, the current market fear and volatility has provided opportunities to buy bonds at attractive prices. Although we are in a defensive mode, we will take advantage of any opportunities to add value to the Portfolio and enhance shareholder return.

* The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

53

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Diversified Income Plus Portfolio returned –0.98% for the period. This compares with the Portfolio’s primary benchmarks, including the S&P 500 Dividend Aristocrats Index, which returned –2.07%; and the Lehman Brothers Aggregate Bond Index, which returned 6.97% for the same time frame.

What factors affected the Portfolio’s performance?

Detracting from the Portfolio’s performance during the period was the fact that most yield-oriented investments — our main investment focus — provided relatively poor performance.

In the equity portion, our allocation to real estate investment trusts (REITs) was a substantial detractor from the Portfolio’s performance. REIT share prices fell sharply during the period as they corrected from the high valuations reached due to the Equity Office Property acquisition in the first quarter of 2007. Thus REITs dramatically underperformed the rest of the equity market, after several years of above-average returns. Although we meaningfully reduced our position in REITs from the Portfolio’s long-term strategic 11% allocation, having any exposure to these securities was problematic.

Also hurting the Portfolio’s performance was the relatively high allocation to financial stocks, which sharply under-performed the market due to ongoing troubles in the credit markets. As is the case with REITs, the Portfolio focuses on these traditionally high-dividend stocks in pursuing its objective of maximizing income.

Positive contributors to the Portfolio’s performance were our weightings in investment-grade bonds and convertibles. Our position in Treasury securities performed particularly well as investors flocked to their safety when concerns about sub-prime mortgage market fallout grew later in the period. The investment-grade bond portion of the Portfolio is designed to add diversification and support if higher-yield securities falter, and that’s how it worked this period.

Among the Portfolio’s other fixed-income holdings, our high-yield bonds performed substantially better than the Lehman Brothers High Yield Index, one of our primary benchmarks, due to our focus on higher-quality securities within this segment.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

54

What is your outlook?

We think economic growth will continue to slow in 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. The slowdown and continued challenges in the housing and mortgage markets will likely prompt the Federal Reserve to continue easing interest rates, perhaps more aggressively than initially thought. European and other central banks should continue to support the Fed’s efforts.

Considering our outlook, there could be some near-term weakness in REIT and financial stocks and other investments that involve risk. We expect the performance of these investments to turn around by the second or third quarter of 2008, as credit market problems are resolved and value hunters begin buying. In the meantime, we’ll continue to underweight our position in the REIT sector and carefully monitor our financial stock holdings.

The high-yield market has been dramatically re-priced, yet credit problems, higher defaults and possible supply pressures may inhibit this market in the coming year. We’ll continue to be cautious in this sector as well by upgrading quality and assuming a generally defensive posture.

* The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

55

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Income Portfolio returned 3.80% during the period, compared with a median return of 5.30% for its Lipper Corporate Debt Funds BBB-Rated Funds peer group. During the same period, the Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a return of 6.97% .

What factors affected the Portfolio’s performance?

Our underperformance relative to our peer group is attributable to two main factors: About 60% of it was due to our holdings in corporate bonds and 40% was due to the floating-rate debt that backs our mortgage securities.

During the period we held an overweighted position in corporate bonds, which were negatively affected by the liquidity crunch that occurred in August. Within our corporate bond holdings we’ve typically held an overweighted position in the finance sector, which generally has been a high-rated area of the market. But during the second half of this reporting period, the worsening situation with sub-prime mortgage securities hurt the finance sector overall, since finance corporations issue and hold the securities. Two of the finance securities we own, Residential Capital (ResCap) and Countrywide Financial, were hit particularly hard during the period.

In addition, some of the corporate financial sector bonds we held were hybrid securities. These securities are designed to put the bondholder lower in the corporate repayment order in case of bankruptcy — but still ahead of stockholders — in exchange for higher returns. However, they were particularly hard hit by the credit crunch.

We used floating-rate debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated with maturities of from one to three years and a coupon rate that readjusts between one and three months. While this typically low-risk practice has generated additional yield for the Portfolio for many years, the floating-rate securities — backed by higher-quality credit card, auto and other loans — were affected by sub-prime mortgage-related troubles and they lost value.

What is your outlook?

We think economic growth will continue to slow in 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. The slowdown and continued challenges in the housing

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

56

and mortgage markets will likely prompt the Federal Reserve to continue easing interest rates, perhaps more aggressively than initially thought.

We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, especially if inflation concerns materialize. We will maintain our current Portfolio posture, not adding risk but not selling adversely affected securities while market prices are down due to investor fears. We believe that our affected corporate and floating-rate securities are fundamentally solid investments and that their value will rebound once the market calms down. As always, we will continue to look for opportunities to add value to the Portfolio and enhance shareholder return.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

57

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Bond Index Portfolio posted a total return of 5.69%, compared to the median return of its peer group, the Lipper General Bond category, of 5.75% . The Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index) returned 6.97% .

What factors affected the Portfolio’s performance?

Since the Portfolio’s objective is to track the performance of the Lehman Index, its allocations to various sectors of the broad U.S. fixed-income markets generally mirror those of the Index. The Portfolio underperformed the Lehman Index partly because it incurred operating expenses, whereas none were incurred by the Index.

The main reason the Portfolio underperformed the Lehman Index was due to the floating-rate debt that backs our mortgage securities. We used this debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated. While this typically low-risk practice has generated additional yield for the Portfolio for many years, the floating-rate securities — backed by higher-quality credit card, auto and other loans — were affected by sub-prime mortgage-related troubles and they lost value.

Concerns about sub-prime mortgage market fallout overshadowed the bond market in the second half of the year, and the lack of answers caused a huge flight to quality. As investors flocked to the safety of government-backed U.S. Treasury securities, the yield spread between Treasury issues and other types of bonds — including investment-grade corporate and mortgage-backed bonds — widened dramatically. With bond yields and prices moving in the opposite direction, Treasury prices rose later in the period and anything with a credit orientation or mortgage-back structure underperformed Treasury securities.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

58

What is your outlook?

We think economic growth will continue to slow in 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. The slowdown and continued challenges in the housing and mortgage markets will likely prompt the Federal Reserve to continue easing interest rates, perhaps more aggressively than initially thought.

We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, especially if inflation concerns materialize. We believe that our affected floating-rate securities are fundamentally solid investments and that their value will rebound once the market calms down. As always, we intend to maintain a well diversified mix of debt securities in our efforts to track the performance of the Lehman Index.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

59

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Limited Maturity Bond Portfolio returned 4.00% during the period, compared to a median return of 4.90% for its Lipper Short Investment Grade Debt Funds peer group. During the same period, the Portfolio’s market benchmark, the Lehman Brothers Government/Credit 1-3 Year Bond Index, generated a return of 6.84% .

What factors affected the Portfolio’s performance?

Bond yields stayed in a fairly narrow range for the first seven months of the period, and the yield curve was relatively flat with little difference in yields among various maturity lengths. In August, however, fears that sub-prime mortgage troubles were spreading to other sectors of the bond market caused investors to sell riskier securities in favor of safe Treasury issues. The result: Yields on shorter maturities and Treasury securities fell more sharply than yields on longer maturities and bonds with a credit structure.

With growing concerns about how much the housing slump and credit crunch would slow the economy, the Federal Reserve cut the federal funds rate three times for a total of 1.00% and the discount rate four times for a total of 1.50% from August through year end. The yield on the two-year Treasury note fell from 4.86% at the start of the third quarter to 3.05% on December 31.

As investors flocked to the safety of government-backed U.S. Treasury securities, the yield spread between Treasury issues and spread sectors — including investment-grade corporate, mortgage-backed, and asset-backed bonds — widened dramatically. With bond yields and prices moving in the opposite direction, Treasury prices rose and anything with a credit orientation or mortgage-back structure did poorly. Most of the Portfolio’s underperformance relative to its benchmark and peer group was due to its overweighted position in high-quality spread sectors and underweighted position in the government sector.

Our performance benefited during the period from moves to position the Portfolio for a steeper yield curve. We did this by purchasing options on Treasury futures, which enabled us to extend the Portfolio’s duration when interest rates declined significantly. The options’ value grew as rates fell.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

60

What is your outlook?

We think economic growth will continue to slow in 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. The slowdown and continued challenges in the housing and mortgage markets will likely prompt the Federal Reserve to continue easing interest rates, perhaps more aggressively than initially thought.

We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, especially if inflation concerns materialize. If the economy enters a recession, the yield curve could become steeper.

We will maintain our overweighted position in spread-sector investments and have a modest underweighting in cash. Within our cash holdings, we will maintain our slightly overweighted position in floating-rate securities. We believe that our spread-sector securities are solid investments and that their value will rebound once the market calms down. As always, we will continue to look for opportunities to add value to the Portfolio and enhance shareholder return.

* The Lehman Brothers Government/Credit 1-3 Year Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

61

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Mortgage Securities Portfolio returned 5.12%, compared to a median return of 4.35% for its Lipper U.S. Mortgage Funds peer group. The Portfolio’s market benchmark, the Lehman Brothers Mortgage-Backed Securities Index, generated a return of 6.90% .

What factors affected the Portfolio’s performance?

Bond yields stayed in a fairly narrow range for the first seven months of the period, and the yield curve was relatively flat among various maturity lengths. In August, however, fears that sub-prime mortgage troubles were spreading to other sectors of the bond market caused investors to begin selling riskier securities in favor of safe Treasury issues.

With growing concerns about how much the housing slump and credit crunch would slow the economy, the Federal Reserve cut the federal funds rate three times for a total of 1.00% and the discount rate four times for a total of 1.50% from August through year-end.

As investors flocked to the safety of government-backed U.S. Treasury securities, the yield spread between Treasury issues and spread sectors — including mortgage-backed bonds — widened dramatically. With bond yields and prices moving in the opposite direction, Treasury prices rose and anything with a credit orientation or mortgage-backed structure did poorly. Mortgage-backed securities, however, generally did better than other spread sectors such as investment-grade corporate and asset-backed bonds.

With the frequency of mortgage delinquencies and defaults increasing throughout the period, the Portfolio benefited from its focus on higher-quality, agency-backed Fannie Mae and Freddie Mac securities.

Detracting from performance was the floating-rate debt that backs our mortgage securities. We used the debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. While this typically low-risk practice has generated additional yield for the Portfolio for many years, our floating-rate securities — backed by higher-quality credit card, auto and other loans — were affected by sub-prime mortgage-related troubles and lost value.

The Portfolio’s performance also was hurt by its allocation to AAA-rated commercial mortgage-backed securities, which also were affected by the credit market turmoil. In addition,

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

62

the Portfolio was adversely impacted by the high degree of interest rate volatility that occurred during the period’s second half, since mortgage-backed securities perform best in stable interest rate environments.

What is your outlook?

We think economic growth will continue to slow in 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. The slowdown and continued challenges in the housing and mortgage markets will likely prompt the Federal Reserve to continue easing interest rates, perhaps more aggressively than initially thought.

We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, especially if inflation concerns materialize. If the economy enters a recession, the yield curve could become steeper.

We will maintain our overweighted position in spread-sector investments and have a modest underweighting in cash. We believe that our spread-sector securities are solid investments and that their value will rebound once the market calms down. As always, we will continue to look for opportunities to add value to the Portfolio and enhance shareholder return.

* The Lehman Brothers Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

63

How did the Portfolio perform during the 12-month period ended December 31, 2007?

Thrivent Money Market Portfolio produced a 5.17% return during the period, while its peer group, the Lipper Money Market Funds category, reported a median net return of 4.81% .

What factors affected the Portfolio’s performance?

The factor that most influenced money market securities during the period was the “liquidity crunch” that began in August. It was caused by a combination of factors, including fears that troubles in the sub-prime mortgage sector would spread to other types of fixed-income securities, including asset-backed commercial paper. Brokerage firms, banks and money fund managers began trying to reduce their exposure to mortgage-related products at the same time, and the market for short-term securities froze. As investor demand for asset-backed commercial paper plummeted, yields on the securities jumped and their yield “spread” over Treasury securities widened dramatically. (An investor flight to safe Treasury securities depressed Treasury yields at the same time.)

Fortunately, our conservative investment philosophy was rewarded during this market turmoil. Our Portfolio held little exposure to the types of securities that concerned the market and we entered the period with plenty of liquidity. We maintained a defensive Portfolio stance during the summer, focusing less on yield and more on conservative investments and improving liquidity. An added benefit of our conservative strategy was that, when we believed Federal Reserve interest rate easing was more imminent, we were able to extend the Portfolio’s weighted average maturity in high-quality investments during the third quarter. This move benefited us as the Fed cut the federal funds rate three times for a total of 1.00% and the discount rate four times for a total 1.50% through year-end. As short-term Treasury yields fell dramatically in August and September, our longer weighted average maturity boosted our Portfolio value more in response. By the end of the period, we maintained a slightly longer weighted average maturity than our peer group.

Quoted Portfolio Composition is subject to change.

64

What is your outlook?

Economic growth is slowing and the housing market remains weak, so we believe it’s likely that Federal Reserve policymakers will ease interest rates further. If this occurs, our Portfolio’s longer weighted average maturity should continue to benefit us.

We intend to maintain a slightly longer weighted average maturity in the Portfolio going forward, but will limit the amount of exposure to securities beyond six months in duration. Doing so will likely keep the Portfolio flexible in case signs of economic growth or inflation grow and the market begins to anticipate higher interest rates. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

** Seven-day yields of Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

65

Shareholder Expense Example

(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2007 through December 31, 2007. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company; and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	6/30/2007	12/31/2007	6/30/2007 — 12/31/2007	Ratio

Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,005	$0.97	0.19%
Hypothetical **	$1,000	$1,024	$0.97	0.19%

Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,007	$0.86	0.17%
Hypothetical **	$1,000	$1,024	$0.87	0.17%

Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,012	$0.87	0.17%
Hypothetical **	$1,000	$1,024	$0.87	0.17%

Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,015	$0.92	0.18%
Hypothetical **	$1,000	$1,024	$0.92	0.18%

Thrivent Technology Portfolio
Actual	$1,000	$1,008	$4.33	0.85%
Hypothetical **	$1,000	$1,021	$4.35	0.85%

Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$990	$4.99	0.99%
Hypothetical **	$1,000	$1,020	$5.07	0.99%

Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$917	$4.13	0.85%
Hypothetical **	$1,000	$1,021	$4.35	0.85%

Thrivent Small Cap Stock Portfolio
Actual	$1,000	$979	$3.61	0.72%
Hypothetical **	$1,000	$1,022	$3.69	0.72%

66

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	6/30/2007	12/31/2007	6/30/2007 — 12/31/2007	Ratio

Thrivent Small Cap Index Portfolio
Actual	$1,000	$918	$1.90	0.39%
Hypothetical **	$1,000	$1,023	$2.00	0.39%

Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,046	$2.28	0.44%
Hypothetical **	$1,000	$1,023	$2.26	0.44%

Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,045	$3.01	0.58%
Hypothetical **	$1,000	$1,022	$2.97	0.58%

Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$940	$4.33	0.88%
Hypothetical **	$1,000	$1,021	$4.51	0.88%

Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$955	$3.62	0.73%
Hypothetical **	$1,000	$1,022	$3.74	0.73%

Thrivent Mid Cap Index Portfolio
Actual	$1,000	$964	$2.14	0.43%
Hypothetical **	$1,000	$1,023	$2.20	0.43%

Thrivent Partner International Stock Portfolio
Actual	$1,000	$999	$4.05	0.80%
Hypothetical **	$1,000	$1,021	$4.10	0.80%

Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,081	$4.43	0.84%
Hypothetical **	$1,000	$1,021	$4.30	0.84%

Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,071	$2.31	0.44%
Hypothetical **	$1,000	$1,023	$2.26	0.44%

Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,069	$3.46	0.66%
Hypothetical **	$1,000	$1,022	$3.38	0.66%

Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,007	$4.12	0.81%
Hypothetical **	$1,000	$1,021	$4.15	0.81%

Thrivent Large Cap Value Portfolio
Actual	$1,000	$974	$3.20	0.64%
Hypothetical **	$1,000	$1,022	$3.28	0.64%

Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,008	$3.26	0.64%
Hypothetical **	$1,000	$1,022	$3.28	0.64%

Thrivent Large Cap Index Portfolio
Actual	$1,000	$985	$1.81	0.36%
Hypothetical **	$1,000	$1,024	$1.85	0.36%

Thrivent Real Estate Securities Portfolio
Actual	$1,000	$886	$4.11	0.86%
Hypothetical **	$1,000	$1,021	$4.40	0.86%

Thrivent Balanced Portfolio
Actual	$1,000	$1,007	$1.93	0.38%
Hypothetical **	$1,000	$1,023	$1.95	0.38%

67

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	6/30/2007	12/31/2007	6/30/2007 — 12/31/2007	Ratio

Thrivent High Yield Portfolio
Actual	$1,000	$1,000	$2.28	0.45%
Hypothetical **	$1,000	$1,023	$2.31	0.45%

Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$980	$2.41	0.48%
Hypothetical **	$1,000	$1,023	$2.46	0.48%

Thrivent Income Portfolio
Actual	$1,000	$1,029	$2.26	0.44%
Hypothetical **	$1,000	$1,023	$2.26	0.44%

Thrivent Bond Index Portfolio
Actual	$1,000	$1,049	$2.02	0.39%
Hypothetical **	$1,000	$1,023	$2.00	0.39%

Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,020	$2.25	0.44%
Hypothetical **	$1,000	$1,023	$2.26	0.44%

Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,045	$3.42	0.66%
Hypothetical **	$1,000	$1,022	$3.38	0.66%

Thrivent Money Market Portfolio
Actual	$1,000	$1,026	$1.80	0.35%
Hypothetical **	$1,000	$1,024	$1.79	0.35%

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 185/365 to reflect the one-half year period.

** Assuming 5% total return before expenses

68

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-one Funds constituting the Thrivent Series Fund, Inc., (hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 15, 2008

69

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2007

Shares		Value	Percentage

Equity Portfolios (90.9%)
2,119,095	Thrivent Partner Small Cap Growth Portfolio #	$29,543,569	5.9%
1,279,008	Thrivent Partner Small Cap Value Portfolio	23,589,765	4.8
2,400,993	Thrivent Small Cap Stock Portfolio	37,174,821	7.5
854,603	Thrivent Mid Cap Growth Portfolio	17,248,542	3.5
1,403,621	Thrivent Partner Mid Cap Value Portfolio	18,823,400	3.8
2,802,192	Thrivent Mid Cap Stock Portfolio	36,861,436	7.4
5,592,662	Thrivent Partner International Stock Portfolio	96,519,831	19.4
5,520,951	Thrivent Large Cap Growth Portfolio	106,145,253	21.4
2,800,380	Thrivent Large Cap Value Portfolio	37,546,375	7.6
4,336,482	Thrivent Large Cap Stock Portfolio	47,857,844	9.6

	Total Equity Portfolios
	(cost $408,400,549)	451,310,836

Debt Portfolios (9.1%)
2,031,588	Thrivent High Yield Portfolio	9,828,416	2.0
2,544,115	Thrivent Income Portfolio	24,782,222	5.0
1,076,087	Thrivent Limited Maturity Bond Portfolio	10,586,434	2.1

	Total Debt Portfolios
	(cost $45,544,323)	45,197,072

	Total Investments
	(cost $453,944,872) 100.0%	$496,507,908

	Other Assets and Liabilities,
	Net (0.0%)	(83,630)

	Total Net Assets 100.0%	$496,424,278

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,031,078
Gross unrealized depreciation	(493,943)

Net unrealized appreciation (depreciation)	$42,537,135
Cost for federal income tax purposes	$453,970,773

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2007

Shares		Value	Percentage

Equity Portfolios (78.0%)
3,788,458	Thrivent Partner Small Cap Growth Portfolio #	$52,817,172	3.0%
2,169,917	Thrivent Partner Small Cap Value Portfolio	40,021,512	2.2
4,581,481	Thrivent Small Cap Stock Portfolio	70,935,529	4.0
1,537,278	Thrivent Mid Cap Growth Portfolio	31,027,029	1.7
2,005,604	Thrivent Partner Mid Cap Value Portfolio	26,896,355	1.5
5,345,002	Thrivent Mid Cap Stock Portfolio	70,310,829	4.0
12,997,881	Thrivent Partner International Stock Portfolio	224,321,329	12.6
15,508,663	Thrivent Large Cap Growth Portfolio	298,167,996	16.7
19,362,825	Thrivent Large Cap Value Portfolio	259,609,011	14.6
23,667,318	Thrivent Large Cap Stock Portfolio	261,194,891	14.7
3,020,439	Thrivent Real Estate Securities Portfolio	53,577,749	3.0

	Total Equity Portfolios
	(cost $1,281,709,454)	1,388,879,402

Debt Portfolios (22.0%)
16,568,390	Thrivent High Yield Portfolio	80,154,556	4.5
23,725,830	Thrivent Income Portfolio	231,113,314	13.0
8,227,305	Thrivent Limited Maturity Bond Portfolio	80,939,400	4.5

	Total Debt Portfolios
	(cost $395,193,280)	392,207,270

	Total Investments
	(cost $1,676,902,734) 100.0%	$1,781,086,672

	Other Assets and Liabilities,
	Net (0.0%)	(265,300)

	Total Net Assets 100.0%	$1,780,821,372

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$111,853,057
Gross unrealized depreciation	(7,672,168)

Net unrealized appreciation (depreciation)	$104,180,889
Cost for federal income tax purposes	$1,676,905,783

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2007

Shares		Value	Percentage

Equity Portfolios (58.0%)
2,303,571	Thrivent Partner Small Cap Growth Portfolio #	$32,115,462	1.5%
1,465,617	Thrivent Partner Small Cap Value Portfolio	27,031,554	1.2
2,084,169	Thrivent Small Cap Stock Portfolio	32,269,396	1.5
1,060,948	Thrivent Mid Cap Growth Portfolio	21,413,225	1.0
2,039,353	Thrivent Partner Mid Cap Value Portfolio	27,348,942	1.3
4,869,471	Thrivent Mid Cap Stock Portfolio	64,055,455	2.9
10,921,155	Thrivent Partner International Stock Portfolio	188,480,571	8.7
15,990,758	Thrivent Large Cap Growth Portfolio	307,436,710	14.2
17,034,506	Thrivent Large Cap Value Portfolio	228,391,842	10.5
23,301,914	Thrivent Large Cap Stock Portfolio	257,162,251	11.9
4,001,898	Thrivent Real Estate Securities Portfolio	70,987,263	3.3

	Total Equity Portfolios
	(cost $1,158,367,581)	1,256,692,671

Debt Portfolios (38.4%)
20,145,617	Thrivent High Yield Portfolio	97,460,466	4.5
42,251,198	Thrivent Income Portfolio	411,568,919	19.0
32,996,418	Thrivent Limited Maturity Bond Portfolio	324,615,462	14.9

	Total Debt Portfolios
	(cost $840,169,012)	833,644,847

Short-Term Investments (3.6%)
78,824,377	Thrivent Money Market Portfolio	78,824,377	3.6

	Total Short-Term Investments
	(cost $78,824,377)	78,824,377

	Total Investments
	(cost $2,077,360,970) 100.0%	$2,169,161,895

	Other Assets and Liabilities,
	Net (0.0%)	(301,808)

	Total Net Assets 100.0%	$2,168,860,087

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$105,854,433
Gross unrealized depreciation	(14,060,468)

Net unrealized appreciation (depreciation)	$91,793,965
Cost for federal income tax purposes	$2,077,367,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2007

Shares		Value	Percentage

Equity Portfolios (37.9%)
1,577,957	Thrivent Small Cap Stock Portfolio	$24,431,658	3.2%
1,274,283	Thrivent Mid Cap Stock Portfolio	16,762,554	2.2
2,108,489	Thrivent Partner International Stock Portfolio	36,388,944	4.8
3,781,737	Thrivent Large Cap Growth Portfolio	72,707,290	9.6
3,958,015	Thrivent Large Cap Value Portfolio	53,067,485	7.0
5,355,682	Thrivent Large Cap Stock Portfolio	59,105,841	7.8
1,402,943	Thrivent Real Estate Securities Portfolio	24,885,963	3.3

	Total Equity Portfolios
	(cost $264,633,984)	287,349,735

Debt Portfolios (55.3%)
5,477,704	Thrivent High Yield Portfolio	26,500,038	3.5
11,660,760	Thrivent Income Portfolio	113,587,464	15.0
28,300,772	Thrivent Limited Maturity Bond Portfolio	278,420,166	36.8

	Total Debt Portfolios
	(cost $421,588,072)	418,507,668

Short-Term Investments (6.8%)
51,192,804	Thrivent Money Market Portfolio	51,192,804	6.8

Total Short-Term Investments
	(cost $51,192,804)	51,192,804

	Total Investments
	(cost $737,414,860) 100.0%	$757,050,207

	Other Assets and Liabilities,
	Net (0.0%)	(102,637)

	Total Net Assets 100.0%	$756,947,570

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,826,328
Gross unrealized depreciation	(5,193,417)

Net unrealized appreciation (depreciation)	$19,632,911
Cost for federal income tax purposes	$737,417,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

Technology Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.1%)	Value	Shares	Common Stock (95.1%)	Value

Communications Equipment (24.5%)			21,600	Hub Group, Inc. #	$574,128
106,600	Cisco Systems, Inc. #	$2,885,662	11,100	JA Solar Holdings Company,
59,300	Corning, Inc.	1,422,607		Ltd. ADR #	774,891
24,300	F5 Networks, Inc. #	693,036	4,400	SunPower Corporation #*	573,716

90,200	Foundry Networks, Inc. #*	1,580,304		Total Industrials	2,679,689

52,500	Juniper Networks, Inc. #	1,743,000
42,700	Motorola, Inc.	684,908	Internet Software & Services (10.4%)
98,750	OpNext, Inc. #	873,938	20,800	DealerTrack Holdings, Inc. #	696,176
41,100	QUALCOMM, Inc.	1,617,285	5,700	Google, Inc. #	3,941,436
20,900	Research in Motion, Ltd. #	2,370,060	54,000	Yahoo!, Inc. #*	1,256,040

	Total Communications			Total Internet
	Equipment	13,870,800		Software & Services	5,893,652

Computers & Peripherals (13.3%)			IT Consulting & Services (2.9%)
17,600	Apple Computer, Inc. #	3,486,208	48,600	Cognizant Technology Solutions
22,300	Data Domain, Inc. #*	587,382		Corporation #	1,649,484

185,800	EMC Corporation #	3,442,874		Total IT Consulting & Services	1,649,484

	Total Computers & Peripherals	7,516,464

			Materials (0.6%)
Consumer Discretionary (4.6%)			2,900	Monsanto Company	323,901

11,600	DIRECTV Group, Inc. #	268,192		Total Materials	323,901

9,300	International Game Technology	408,549
22,700	Scientific Games Corporation #*	754,775	Semiconductors &
42,200	Time Warner, Inc.	696,722	Semiconductor Equipment (11.4%)
12,500	WMS Industries, Inc. #	458,000	64,400	Applied Materials, Inc.	1,143,744

	Total Consumer Discretionary	2,586,238	57,600	Broadcom Corporation #	1,505,664

			110,800	Intel Corporation	2,953,928
Energy (2.4%)			82,100	Teradyne, Inc. #	848,914

3,000	Cameco Corporation	119,430		Total Semiconductors &
32,200	Willbros Group, Inc. #*	1,232,938		Semiconductor Equipment	6,452,250

	Total Energy	1,352,368

			Software (15.8%)
Financials (0.7%)			43,200	Adobe Systems, Inc. #	1,845,936
10,900	Digital Realty Trust, Inc. *	418,233	167,600	Compuware Corporation #	1,488,288

	Total Financials	418,233	20,000	Fair Isaac Corporation *	643,000

			85,600	Lawson Software, Inc. #	876,544
Health Care (3.4%)			81,800	Microsoft Corporation	2,912,080
9,100	Applera Corporation (Celera Group) #	144,417	62,900	Nuance Communications, Inc. #*	1,174,972

7,000	Beckman Coulter, Inc.	509,600		Total Software	8,940,820

5,100	Endo Pharmaceutical Holdings, Inc. #	136,017
3,600	Hospira, Inc. #	153,504	Telecommunications Services (0.4%)
10,600	Sepracor, Inc. #	278,250	17,500	Sprint Nextel Corporation	229,775

10,100	Shire Pharmaceuticals Group plc ADR	696,395		Total Telecommunications

	Total Health Care	1,918,183		Services	229,775

Industrials (4.7%)				Total Common Stock
9,800	Evergreen Solar, Inc. #*	169,246		(cost $47,447,272)	53,831,857

2,200	First Solar, Inc. #	587,708

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

Technology Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.7%)	Rate (+)	Date	Value

8,345,500	Thrivent Financial Securities Lending Trust	5.000%	N/A	$8,345,500

	Total Collateral Held for Securities Loaned
	(cost $8,345,500)			8,345,500

		Interest	Maturity
Shares	Short-Term Investments (5.1%)	Rate (+)	Date	Value

2,902,355	Thrivent Money Market Portfolio	4.930%	N/A	$2,902,355

	Total Short-Term Investments (at amortized cost)			2,902,355

	Total Investments (cost $58,695,127) 114.9%			$65,079,712

	Other Assets and Liabilities, Net (14.9%)			(8,440,721)

	Total Net Assets 100.0%			$56,638,991

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,996,117
Gross unrealized depreciation	(1,932,615)

Net unrealized appreciation (depreciation)	$6,063,502
Cost for federal income tax purposes	$59,016,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (96.6%)	Value	Shares	Common Stock (96.6%)	Value

Consumer Discretionary (10.9%)			23,460	Digital Realty Trust, Inc. *	$900,160
24,300	AirMedia Group, Inc. ADR #*	$543,834	24,320	Frontier Financial Corporation *	451,622
51,785	BJ’s Restaurants, Inc. #*	842,024	16,553	GFI Group, Inc. #*	1,584,453
5,520	Chipotle Mexican Grill, Inc. #*	811,826	39,391	Greenhill & Company, Inc. *	2,618,714
4,380	Deckers Outdoor Corporation #	679,163	18,810	Investment Technology Group, Inc. #	895,168
13,440	Fossil, Inc. #	564,211	45,201	KBW, Inc. #*	1,156,694
23,070	GSI Commerce, Inc. #*	449,865	49,857	Signature Bank #	1,682,674
16,910	Iconix Brand Group, Inc. #	332,451	62,935	Texas Capital Bancshares, Inc. #	1,148,564
34,220	Interactive Data Corporation	1,129,602	66,874	Thomas Weisel Partners
16,840	J. Crew Group, Inc. #*	811,856		Group, Inc. #*	918,180
14,480	Life Time Fitness, Inc. #*	719,366	32,460	Waddell & Reed Financial, Inc.	1,171,481

35,380	LKQ Corporation #	743,688		Total Financials	15,354,281

9,620	New Oriental Education &
	Technology Group, Inc. #	775,276	Health Care (20.1%)
6,730	Priceline.com, Inc. #*	773,008	22,060	Alexion Pharmaceuticals, Inc. #	1,655,162
15,730	Red Robin Gourmet Burgers, Inc. #*	503,203	157,190	American Medical Systems
172,872	Shuffle Master, Inc. #*	2,072,735		Holdings, Inc. #*	2,272,967
15,180	Sotheby’s Holdings, Inc.	578,358	16,050	AMERIGROUP Corporation #	585,022
5,200	Strayer Education, Inc.	887,016	27,230	Angiodynamics, Inc. #	518,459
21,460	Tempur-Pedic International *	557,316	28,605	ArthroCare Corporation #*	1,374,470
65,207	Tractor Supply Company #*	2,343,540	41,670	BioMarin Pharmaceutical, Inc. #*	1,475,118
16,540	Under Armour, Inc. #*	722,302	48,015	Cepheid, Inc. #*	1,265,195
15,352	Volcom, Inc. #*	338,205	9,380	Chemed Corporation	524,154
29,770	WMS Industries, Inc. #	1,090,773	8,240	Healthways, Inc. #*	481,546

	Total Consumer Discretionary	18,269,618	16,940	Hologic, Inc. #*	1,162,762

			13,670	ICON plc ADR #	845,626
Consumer Staples (2.2%)			36,472	Illumina, Inc. #*	2,161,331
33,247	Bare Escentuals, Inc. #*	806,240	30,980	Immucor, Inc. #	1,053,010
11,870	Central European Distribution		33,807	Integra LifeSciences Holdings
	Corporation #*	689,410		Corporation #*	1,417,528
22,509	Chattem, Inc. #*	1,700,330	20,290	InterMune, Inc. #*	270,466
21,560	Flowers Foods, Inc.	504,720	37,313	Inverness Medical

	Total Consumer Staples	3,700,700		Innovations, Inc. #	2,096,244

			36,840	K-V Pharmaceutical Company #*	1,051,414
Energy (5.9%)			71,413	Mentor Corporation *	2,792,248
17,570	Arena Resources, Inc. #	732,845	2,090	Meridian Bioscience, Inc.	62,852
10,110	Bill Barrett Corporation #*	423,306	19,200	MGI Pharma, Inc. #*	778,176
87,979	Cal Dive International, Inc. #*	1,164,842	22,029	NuVasive, Inc. #	870,586
41,010	Concho Resources, Inc. #	845,216	15,840	Onyx Pharmaceuticals, Inc. #*	881,021
6,670	Core Laboratories NV #	831,882	23,550	PAREXEL International Corporation #	1,137,465
5,820	Dawson Geophysical Company #	415,897	29,400	Perrigo Company	1,029,294
58,993	Dril-Quip, Inc. #	3,283,550	41,610	Phase Forward, Inc. #	905,018
18,060	Hornbeck Offshore Services, Inc. #*	811,797	18,310	Progenics Pharmaceuticals, Inc. #*	330,862
39,150	Petrohawk Energy Corporation #	677,686	10,940	Rigel Pharmaceuticals, Inc. #	277,767
18,580	Willbros Group, Inc. #*	711,428	19,680	TomoTherapy, Inc. #*	384,941

	Total Energy	9,898,449	117,740	Trizetto Group, Inc. #*	2,045,144

			12,550	United Therapeutics Corporation #*	1,225,508
Financials (9.2%)			12,220	Xenoport, Inc. #	682,854

74,365	Cohen & Steers, Inc. *	2,228,719		Total Health Care	33,614,210

39,910	DiamondRock Hospitality Company	597,852

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (96.6%)	Value	Shares	Common Stock (96.6%)	Value

Industrials (16.4%)			14,450	EMS Technologies, Inc. #	$436,968
80,104	AAR Corporation #	$3,046,355	5,970	Equinix, Inc. #*	603,388
36,970	Actuant Corporation *	1,257,350	76,345	Euronet Worldwide, Inc. #*	2,290,350
15,980	Aecom Technology Corporation #	456,549	29,520	FLIR Systems, Inc. #	923,976
12,090	American Superconductor		12,680	FormFactor, Inc. #*	419,708
	Corporation #	330,541	60,060	Foundry Networks, Inc. #	1,052,251
10,320	Bucyrus International, Inc. *	1,025,705	78,978	Harris Stratex Networks, Inc. #	1,318,933
71,440	CoStar Group, Inc. #	3,375,540	39,336	Heartland Payment Systems, Inc. *	1,054,205
41,487	CRA International, Inc. #	1,975,196	173,510	Informatica Corporation #*	3,126,650
49,670	Forward Air Corporation	1,548,214	105,393	Intermec, Inc. #*	2,140,532
19,340	FTI Consulting, Inc. #*	1,192,118	20,170	Jack Henry & Associates, Inc.	490,938
8,940	Grupo Aeroportuario del Sureste		111,150	Macrovision Corporation #*	2,037,380
	SAB de CV	547,307	3,400	Mercadolibre, Inc. #	251,192
12,520	Huron Consulting Group, Inc. #	1,009,488	14,870	MICROS Systems, Inc. #	1,043,279
22,705	IDEX Corporation	820,332	27,360	Net 1 UEPS Technology, Inc. #	803,290
15,780	JA Solar Holdings Company,		77,960	NeuStar, Inc. #*	2,235,893
	Ltd. ADR #	1,101,602	32,030	Nuance Communications, Inc. #*	598,320
46,080	Ladish Company, Inc. #	1,990,195	92,458	Omniture, Inc. #*	3,077,927
22,690	Orbital Sciences Corporation #	556,359	96,876	Perficient, Inc. #	1,524,828
7,830	Orion Energy Systems, Inc. #	146,108	7,570	Sigma Designs, Inc. #*	417,864
13,800	Perini Corporation #	571,596	20,650	Silicon Laboratories, Inc. #	772,930
58,462	Polypore International, Inc. #	1,023,085	8,590	Synaptics, Inc. #	353,564
19,560	RBC Bearings, Inc. #	850,078	11,580	Synchronoss Technologies, Inc. #*	410,395
11,810	Robbins & Myers, Inc.	893,190	36,220	Take-Two Interactive Software, Inc. #*	668,259
17,650	TransDigm Group, Inc. #	797,250	192,640	ValueClick, Inc. #	4,218,811
10,480	Triumph Group, Inc. *	863,028	36,620	Vasco Data Security
19,350	Wabtec Corporation	666,414		International, Inc. #	1,022,430
18,510	Waste Connections, Inc. #	571,959	64,983	Veraz Networks, Inc. #*	313,218
12,390	Woodward Governor Company	841,900	39,869	ViaSat, Inc. #	1,372,690

	Total Industrials	27,457,459	20,270	VistaPrint, Ltd. #*	868,570

			9,950	Vocus, Inc. #	343,574

Information Technology (27.8%)				Total Information Technology	46,608,219

10,730	Advent Software, Inc. #*	580,493
19,220	ANSYS, Inc. #	796,861	Materials (3.0%)
24,390	Atheros Communications, Inc. #*	744,871	16,030	Century Aluminum Company #	864,658
57,222	Avocent Corporation #	1,333,845	4,330	CF Industries Holdings, Inc.	476,560
38,230	Brightpoint, Inc. #	587,213	10,720	Greif, Inc.	700,766
29,620	Cavium Networks, Inc. #*	681,852	22,900	H.B. Fuller Company	514,105
41,418	Coherent, Inc. #	1,038,349	15,390	Silgan Holdings, Inc.	799,357
16,870	Comscore, Inc. #*	550,468	20,280	Terra Industries, Inc. #*	968,573
44,390	Comtech Group, Inc. #	715,123	16,150	Zoltek Companies, Inc. #*	692,350

38,700	Concur Technologies, Inc. #	1,401,327		Total Materials	5,016,369

22,030	Constant Contact, Inc. #*	473,645
25,560	Data Domain, Inc. #*	673,250
38,610	Double-Take Software, Inc. #	838,609

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (96.6%)	Value	Shares	Common Stock (96.6%)	Value

Telecommunications Services (0.8%)			Utilities (0.3%)
15,905	Cbeyond, Inc. #	$620,136	9,100	ITC Holdings Corporation	$513,422

39,450	Time Warner Telecom, Inc. #*	800,440		Total Utilities	513,422

	Total Telecommunications

	Services	1,420,576		Total Common Stock

				(cost $150,212,327)	161,853,303

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (42.7%)	Rate (+)	Date	Value

71,604,282	Thrivent Financial Securities Lending Trust	5.000%	N/A	$71,604,282

	Total Collateral Held for Securities Loaned
	(cost $71,604,282)			71,604,282

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.7%)	Rate (+)	Date	Value

$3,975,000	Federal Home Loan Mortgage Corporation	3.150%	1/2/2008	$3,974,652
2,133,198	Thrivent Money Market Portfolio	4.930	N/A	2,133,198

	Total Short-Term Investments (at amortized cost)			6,107,850

	Total Investments (cost $227,924,459) 143.0%			$239,565,435

	Other Assets and Liabilities, Net (43.0%)			(71,995,498)

	Total Net Assets 100.0%			$167,569,937

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,861,172
Gross unrealized depreciation	(10,205,511)

Net unrealized appreciation (depreciation)	$10,655,661
Cost for federal income tax purposes	$228,909,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Consumer Discretionary (9.2%)			140,000	Cedar Shopping Centers, Inc.	$1,432,200
121,000	Aaron Rents, Inc.	$2,328,040	50,500	Compass Diversified Trust	752,450
65,300	Building Materials Holding		43,500	East West Bancorp, Inc.	1,054,005
	Corporation *	361,109	26,000	Employers Holdings, Inc.	434,460
40,000	Cavco Industries, Inc. #	1,353,600	80,100	First Financial Fund, Inc. *	880,299
38,400	CSS Industries, Inc.	1,409,280	61,600	Glacier Bancorp, Inc. *	1,154,384
69,400	Dixie Group, Inc. #	573,244	79,000	Hercules Technology Growth
42,800	Dorman Products, Inc. #	611,612		Capital, Inc. *	981,180
34,200	Drew Industries, Inc. #	937,080	37,100	Home Bancshares, Inc. *	777,987
53,000	Fred’s, Inc. *	510,390	42,000	JMP Group, Inc.	356,160
23,600	Fuel Systems Solutions, Inc. #*	337,244	74,500	Kohlberg Capital Corporation	894,000
92,500	Haverty Furniture Companies, Inc. *	831,575	39,000	LaSalle Hotel Properties *	1,244,100
70,500	Journal Register Company *	124,080	2,700	Markel Corporation #	1,325,970
38,200	M/I Homes, Inc. *	401,100	67,300	Max Re Capital, Ltd. *	1,883,727
33,200	Matthews International Corporation	1,556,084	32,200	Midland Company	2,083,018
59,200	Meritage Homes Corporation #*	862,544	28,900	National Interstate Corporation	956,590
7,600	Orient Express Hotels, Ltd.	437,152	38,000	Parkway Properties, Inc.	1,405,240
109,700	Regent Communications, Inc. #	168,938	17,000	Piper Jaffray Companies #	787,440
61,400	Saga Communications, Inc. #	361,646	46,200	Potlatch Corporation	2,053,128
87,000	Shiloh Industries, Inc.	856,950	61,000	ProAssurance Corporation #	3,350,120
47,400	Stanley Furniture Company, Inc. *	568,800	70,200	ProCentury Corporation	1,077,570
55,800	Steak n Shake Company #*	608,220	42,500	Sandy Spring Bancorp, Inc. *	1,182,350
113,500	Stein Mart, Inc. *	537,990	45,000	Seabright Insurance Holdings #	678,600
62,300	Winnebago Industries, Inc. *	1,309,546	41,000	Strategic Hotel Capital, Inc. *	685,930

	Total Consumer Discretionary	17,046,224	37,500	SVB Financial Group #*	1,890,000

			32,600	Washington Real Estate
Consumer Staples (1.9%)				Investment Trust *	1,023,966
155,000	Alliance One International, Inc. #	630,850	34,800	Wintrust Financial Corporation *	1,152,924

35,100	Casey’s General Stores, Inc.	1,039,311		Total Financials	33,899,161

44,000	Nash Finch Company *	1,552,320
21,300	Winn-Dixie Stores, Inc. #*	359,331	Health Care (6.0%)

	Total Consumer Staples	3,581,812	13,700	Analogic Corporation	927,764

			26,000	Angiodynamics, Inc. #*	495,040
Energy (8.6%)			46,700	Capital Senior Living Corporation #	463,731
17,000	Atwood Oceanics, Inc. #*	1,704,080	107,000	Momenta Pharmaceuticals, Inc. #*	763,980
24,000	Carbo Ceramics, Inc. *	892,800	16,800	Myriad Genetics, Inc. #*	779,856
56,400	Forest Oil Corporation #*	2,867,376	28,800	National Healthcare Corporation *	1,488,960
81,000	Geomet, Inc. #*	421,200	68,100	Owens & Minor, Inc.	2,889,483
44,900	Hercules Offshore, Inc. #*	1,067,712	198,700	Panacos Pharmaceuticals, Inc. #*	156,973
103,000	Mariner Energy, Inc. #	2,356,640	21,600	Pharmion Corporation #*	1,357,776
59,900	TETRA Technologies, Inc. #	932,643	15,600	Triple-S Management Corporation #	315,276
25,700	Union Drilling, Inc. #	405,289	35,500	West Pharmaceutical
44,500	W-H Energy Services, Inc. #*	2,501,345		Services, Inc. *	1,440,945

50,500	Whiting Petroleum Corporation #*	2,911,830		Total Health Care	11,079,784

	Total Energy	16,060,915

			Industrials (25.0%)
Financials (18.3%)			61,400	Accuride Corporation #	482,604
90,100	Ares Capital Corporation *	1,318,163	35,000	Alaska Air Group, Inc. #	875,350
40,000	Boston Private Financial		23,800	Ameron International Corporation *	2,193,170
	Holdings, Inc. *	1,083,200	121,000	Beacon Roofing Supply, Inc. #*	1,018,820

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Industrials — continued			51,200	Xyratex, Ltd. #	$808,960
47,000	Belden, Inc. *	$2,091,500	409,600	Zarlink Semiconductor, Inc. #*	294,953
55,800	C&D Technologies, Inc. #*	368,838	62,500	Zygo Corporation #	778,750

21,100	Cascade Corporation	980,306		Total Information Technology	19,450,398

40,300	Circor International, Inc.	1,868,308
26,000	Courier Corporation	858,260	Materials (9.8%)
53,500	Dollar Thrifty Automotive		40,900	Airgas, Inc.	2,131,299
	Group, Inc. #*	1,266,880	73,900	American Vanguard Corporation *	1,282,165
82,900	Electro Rent Corporation	1,231,065	69,200	AptarGroup, Inc.	2,830,972
28,600	Franklin Electric Company, Inc. *	1,094,522	30,600	Arch Chemicals, Inc.	1,124,550
38,800	FTI Consulting, Inc. #*	2,391,632	43,800	Carpenter Technology Corporation	3,292,446
42,400	G & K Services, Inc.	1,590,848	30,300	Chesapeake Corporation	157,257
69,800	Genesee & Wyoming, Inc. #	1,687,066	10,800	Deltic Timber Corporation	556,092
28,600	Genlyte Group, Inc. #*	2,722,720	38,400	Innospec, Inc.	658,944
67,700	Gibraltar Industries, Inc.	1,043,934	60,900	Metal Management, Inc. *	2,772,777
75,100	Hub Group, Inc. #	1,996,158	20,000	Minerals Technologies, Inc.	1,339,000
51,000	IDEX Corporation	1,842,630	81,900	Myers Industries, Inc.	1,185,093
62,300	Insituform Technologies, Inc. #*	922,040	1,751	Vulcan Materials Company	138,482
65,100	Kirby Corporation #	3,025,848	87,900	Wausau-Mosinee Paper Corporation	790,221

20,000	LSI Industries, Inc.	364,000		Total Materials	18,259,298

77,300	McGrath Rentcorp	1,990,475
46,200	Nordson Corporation	2,677,752	Telecommunications Services (1.2%)
29,100	School Specialty, Inc. #	1,005,405	151,500	Kratos Defense & Security
60,300	Sterling Construction			Solutions, Inc. #	356,025
	Company, Inc. #*	1,315,746	126,100	Premiere Global Services, Inc. #	1,872,585

41,000	Universal Forest Products, Inc.	1,207,860		Total Telecommunications
118,500	Vitran Corporation, Inc. #	1,686,255		Services	2,228,610

51,000	Waste Connections, Inc. #	1,575,900
45,900	Woodward Governor Company	3,118,905	Utilities (5.6%)

	Total Industrials	46,494,797	46,800	Black Hills Corporation *	2,063,880

			73,500	Cleco Corporation *	2,043,300
Information Technology (10.5%)			54,700	El Paso Electric Company #*	1,398,679
74,000	Advanced Energy Industries, Inc. #	967,920	30,700	Empire District Electric Company *	699,346
81,500	Ariba, Inc. #	908,725	55,300	Southwest Gas Corporation	1,646,281
24,000	ATMI, Inc. #	774,000	42,700	UniSource Energy Corporation	1,347,185
85,209	Brooks Automation, Inc. #	1,125,611	41,100	Vectren Corporation	1,192,311

70,800	Catapult Communications			Total Utilities	10,390,982

	Corporation #*	534,540

51,200	Exar Corporation #	408,064
120,500	GSI Group, Inc. #	1,113,420		Total Common Stock
29,400	Methode Electronics, Inc.	483,336		(cost $164,043,906)	178,491,981

151,500	MPS Group, Inc. #	1,657,410
53,200	Nextest Systems Corporation #*	1,058,148
120,200	Palm, Inc. *	762,068	Shares	Preferred Stock (0.4%)	Value

60,900	Progress Software Corporation #	2,051,112
293,000	Safeguard Scientifics, Inc. #*	527,400	51,400	National Healthcare Corporation,
43,100	SPSS, Inc. #	1,547,721		Convertible	$719,600

75,000	StarTek, Inc. #	698,250		Total Preferred Stock
93,500	TNS, Inc. *	1,659,625		(cost $696,375)	719,600

144,500	Wind River Systems, Inc. #	1,290,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (31.9%)	Rate (+)	Date	Value

59,125,971	Thrivent Financial Securities Lending Trust	5.000%	N/A	$59,125,971

	Total Collateral Held for Securities Loaned
	(cost $59,125,971)			59,125,971

		Interest	Maturity
Shares	Short-Term Investments (3.8%)	Rate (+)	Date	Value

6,994,893	Thrivent Money Market Portfolio	4.930%	N/A	$6,994,893

	Total Short-Term Investments (at amortized cost)			6,994,893

	Total Investments (cost $230,861,145) 132.2%			$245,332,445

	Other Assets and Liabilities, Net (32.2%)			(59,714,607)

	Total Net Assets 100.0%			$185,617,838

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$36,787,597
Gross unrealized depreciation	(22,488,739)

Net unrealized appreciation (depreciation)	$14,298,858
Cost for federal income tax purposes	$231,033,587

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Consumer Discretionary (10.0%)			53,600	Denbury Resources, Inc. #	$1,594,600
76,200	Aeropostale, Inc. #	$2,019,300	28,500	Dril-Quip, Inc. #	1,586,310
21,500	Aftermarket Technology		8,300	Forest Oil Corporation #	421,972
	Corporation #	586,090	26,100	Helmerich & Payne, Inc.	1,045,827
28,800	American Public Education, Inc. #	1,203,264	133,900	Input/Output, Inc. #	2,112,942
76,300	Burger King Holdings, Inc.	2,175,313	7,600	Oil States International, Inc. #	259,312
7,700	Capella Education Company #	504,042	40,200	Penn Virginia Corporation	1,753,926
11,400	Chipotle Mexican Grill, Inc. #	1,402,770	135,997	Petrohawk Energy Corporation #	2,354,108
37,900	Crocs, Inc. #*	1,395,099	43,300	Petroleum Development Corporation #	2,560,329
13,800	DeVry, Inc.	717,048	34,554	Range Resources Corporation	1,774,693
38,500	Fossil, Inc. #	1,616,230	36,400	Southwestern Energy Company #	2,028,208
95,900	Fuqi International, Inc. #	795,970	30,300	Tesco Corporation #	868,701
19,600	GameStop Corporation #	1,217,356	63,300	Willbros Group, Inc. #*	2,423,757

48,900	Hasbro, Inc.	1,250,862		Total Energy	25,810,276

40,600	Jack in the Box, Inc. #	1,046,262
26,400	Life Time Fitness, Inc. #*	1,311,552	Financials (17.8%)
91,500	LKQ Corporation #*	1,923,330	7,500	Acadia Realty Trust	192,075
16,500	Matthews International Corporation	773,355	14,350	Affiliated Managers Group, Inc. #*	1,685,551
8,900	Men’s Wearhouse, Inc.	240,122	9,600	Alexandria Real Estate
33,600	Meredith Corporation	1,847,328		Equities, Inc.	976,032
13,900	Priceline.com, Inc. #	1,596,554	27,600	Bank of Hawaii Corporation *	1,411,464
35,700	Red Robin Gourmet Burgers, Inc. #*	1,142,043	43,250	BioMed Realty Trust, Inc. *	1,002,102
55,700	Regal Entertainment Group *	1,006,499	13,718	BOK Financial Corporation	709,221
76,300	Scientific Games Corporation #*	2,536,975	22,000	Boston Private Financial
6,900	Tempur-Pedic International *	179,193		Holdings, Inc. *	595,760
138,600	Texas Roadhouse, Inc. #	1,532,916	11,900	Camden Property Trust	572,985
27,300	Vail Resorts, Inc. #*	1,469,013	17,600	Cash America International, Inc.	568,480
57,900	Warnaco Group, Inc. #	2,014,920	53,300	CastlePoint Holdings, Ltd. *	639,600
117,700	WMS Industries, Inc. #*	4,312,530	30,400	Cullen/Frost Bankers, Inc.	1,540,064
86,100	Wolverine World Wide, Inc.	2,111,172	48,200	Delphi Financial Group, Inc.	1,700,496

	Total Consumer Discretionary	39,927,108	24,700	Digital Realty Trust, Inc. *	947,739

			20,800	Dollar Financial Corporation #	638,352
Consumer Staples (5.7%)			37,500	East West Bancorp, Inc.	908,625
104,300	Calavo Growers, Inc.	1,967,098	4,300	EastGroup Properties, Inc.	179,955
129,200	Casey’s General Stores, Inc.	3,825,612	48,300	Endurance Specialty Holdings, Ltd.	2,015,559
72,900	Central European Distribution		27,000	Equity One, Inc. *	621,810
	Corporation #*	4,234,032	42,950	FCStone Group, Inc. #*	1,976,988
39,500	Chattem, Inc. #*	2,983,830	64,000	First Cash Financial
54,400	Corn Products International, Inc.	1,999,200		Services, Inc. #	939,520
86,200	Elizabeth Arden, Inc. #	1,754,170	9,200	First Community Bancorp, Inc. *	379,408
73,500	Flowers Foods, Inc. *	1,720,635	42,800	First Midwest Bancorp, Inc.	1,309,680
54,500	Longs Drug Stores Corporation	2,561,500	14,100	First State Bancorporation	195,990
8,600	Ralcorp Holdings, Inc. #	522,794	10,400	FirstFed Financial Corporation #*	372,528
44,500	United Natural Foods, Inc. #*	1,411,540	15,000	GFI Group, Inc. #	1,435,800

	Total Consumer Staples	22,980,411	15,600	Gramercy Capital Corporation *	379,236

			72,850	HCC Insurance Holdings, Inc.	2,089,338
Energy (6.5%)			19,000	Hilb, Rogal and Hobbs Company *	770,830
43,700	Arena Resources, Inc. #	1,822,727	39,300	Investment Technology Group, Inc. #	1,870,287
15,200	Atwood Oceanics, Inc. #	1,523,648	65,400	Investors Real Estate Trust *	586,638
223,300	Brigham Exploration Company #	1,679,216	26,500	iShares Russell 2000 Index Fund *	2,015,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Financials — continued			11,700	Gen-Probe, Inc. #	$736,281
33,000	iShares Russell Microcap Index Fund *	$1,748,670	38,900	Hansen Medical, Inc. #*	1,164,666
13,500	Jefferies Group, Inc.	311,175	54,100	HealthExtras, Inc. #	1,410,928
48,400	Lexington Corporate Properties Trust *	703,736	12,200	Healthways, Inc. #*	712,968
26,300	MF Global, Ltd. #	827,661	14,476	Hologic, Inc. #*	993,633
92,000	MFA Mortgage Investments, Inc. *	851,000	28,065	inVentiv Health, Inc. #	868,892
16,800	National Financial Partners		14,100	Inverness Medical Innovations, Inc. #	792,138
	Corporation *	766,248	24,100	Invitrogen Corporation #	2,251,181
66,500	National Retail Properties, Inc.	1,554,770	33,600	Kendle International, Inc. #*	1,643,712
38,200	Nationwide Health Properties, Inc. *	1,199,480	40,800	Kindred Healthcare, Inc. #	1,019,184
57,400	optionsXpress Holdings, Inc.	1,941,268	43,100	K-V Pharmaceutical Company #*	1,230,074
55,200	Philadelphia Consolidated Holding		35,000	Magellan Health Services, Inc. #	1,632,050
	Corporation #	2,172,120	39,400	Masimo Corporation #*	1,554,330
64,400	Platinum Underwriters Holdings, Ltd.	2,290,064	38,900	Millennium Pharmaceuticals, Inc. #	582,722
26,900	PMI Group, Inc. *	357,232	51,200	NuVasive, Inc. #	2,023,424
18,200	Portfolio Recovery Associates, Inc. *	721,994	45,000	Omnicell, Inc. #	1,211,850
43,900	Potlatch Corporation *	1,950,916	34,600	Orthofix International NV #	2,005,762
102,800	PowerShares Zacks Micro Cap		40,200	Owens & Minor, Inc.	1,705,686
	Portfolio *	1,568,728	29,300	Pediatrix Medical Group, Inc. #	1,996,795
28,100	ProAssurance Corporation #	1,543,252	44,300	Perrigo Company	1,550,943
44,900	Prosperity Bancshares, Inc.	1,319,611	34,100	Pharmaceutical Product
41,100	Raymond James Financial, Inc.	1,342,326		Development, Inc. *	1,376,617
55,800	Realty Income Corporation *	1,507,716	54,200	PSS World Medical, Inc. #*	1,060,694
17,400	Senior Housing Property Trust	394,632	29,600	Sepracor, Inc. #	777,000
153,800	Sterling Bancshares, Inc.	1,716,408	54,300	STERIS Corporation	1,566,012
39,900	Sterling Financial Corporation *	669,921	97,500	Sun Healthcare Group, Inc. #	1,674,075
25,900	Stifel Financial Corporation #*	1,361,563	70,900	Tercica, Inc. #*	480,702
12,200	Strategic Hotel Capital, Inc. *	204,106	71,300	The Spectranetics Corporation #*	1,093,029
35,000	SVB Financial Group #*	1,764,000	31,600	Trans1, Inc. #*	520,452
48,200	Tower Group, Inc.	1,609,880	53,600	Trizetto Group, Inc. #	931,032
102,700	UCBH Holdings, Inc. *	1,454,232	2,900	United Therapeutics Corporation #*	283,185
42,700	United Bankshares, Inc. *	1,196,454	77,700	Universal American Financial
67,600	Waddell & Reed Financial, Inc.	2,439,684		Corporation #*	1,988,343
53,603	Washington Federal, Inc.	1,131,559	24,200	Varian Medical Systems, Inc. #	1,262,272
27,700	Westamerica Bancorporation *	1,234,035	40,400	Varian, Inc. #	2,638,120

	Total Financials	71,081,879	40,400	VCA Antech, Inc. #	1,786,892

			26,100	Ventana Medical Systems, Inc. #*	2,276,703

Health Care (16.0%)				Total Health Care	63,784,124

48,700	Amedisys, Inc. #*	2,362,924
63,800	AMERIGROUP Corporation #	2,325,510	Industrials (14.8%)
37,500	AmSurg Corporation #	1,014,750	21,900	Baldor Electric Company	737,154
24,200	Animal Health International, Inc. #	297,660	53,600	BE Aerospace, Inc. #	2,835,440
67,300	Applera Corporation (Celera Group) #	1,068,051	13,700	Belden, Inc.	609,650
25,400	Beckman Coulter, Inc.	1,849,120	31,000	CAI International, Inc. #	326,120
38,400	BioMarin Pharmaceutical, Inc. #*	1,359,360	49,400	Chicago Bridge and Iron Company	2,985,736
10,700	Bio-Rad Laboratories, Inc. #	1,108,734	37,500	Consolidated Graphics, Inc. #	1,793,250
22,900	Centene Corporation #	628,376	22,000	Curtiss-Wright Corporation	1,104,400
45,600	Community Health Systems, Inc. #	1,680,816	30,200	Deluxe Corporation	993,278
17,900	Covance, Inc. #	1,550,498	34,900	Diana Shipping, Inc. *	1,097,954
196,600	Dexcom, Inc. #*	1,735,978

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Industrials — continued			64,600	Cypress Semiconductor Corporation #	$2,327,538
36,000	DRS Technologies, Inc.	$1,953,720	39,925	Diodes, Inc. #*	1,200,545
10,400	Dryships, Inc. *	804,960	88,900	Epicor Software Corporation #	1,047,242
30,500	Duff & Phelps Corporation #	600,240	65,452	FLIR Systems, Inc. #	2,048,648
30,400	Eagle Bulk Shipping, Inc. *	807,120	18,600	FormFactor, Inc. #*	615,660
15,650	Energy Solutions, Inc. #	422,394	94,300	Foundry Networks, Inc. #*	1,652,136
57,900	Euroseas, Ltd.	717,960	95,000	Ingram Micro, Inc. #	1,713,800
26,400	Flowserve Corporation	2,539,680	135,300	Insight Enterprises, Inc. #	2,467,872
50,900	FTI Consulting, Inc. #*	3,137,476	83,200	Integrated Device Technology, Inc. #	940,992
20,600	Gardner Denver, Inc. #	679,800	20,400	Intersil Corporation	499,392
14,000	General Cable Corporation #*	1,025,920	162,700	Ixia #	1,542,396
20,700	Huron Consulting Group, Inc. #*	1,669,041	50,000	J2 Global Communication, Inc. #	1,058,500
60,400	IDEX Corporation	2,182,252	139,500	Lawson Software, Inc. #*	1,428,480
72,000	Interline Brands, Inc. #	1,577,520	116,000	Mentor Graphics Corporation #	1,250,480
15,400	JA Solar Holdings Company, Ltd. ADR #	1,075,074	27,200	MICROS Systems, Inc. #	1,908,352
3,500	Jacobs Engineering Group, Inc. #*	334,635	126,700	Nanometrics, Inc. #*	1,249,262
26,700	Kaydon Corporation *	1,456,218	143,100	ON Semiconductor Corporation #*	1,270,728
49,200	Kirby Corporation #	2,286,816	21,000	Plexus Corporation #	551,460
30,100	Ladish Company, Inc. #	1,300,019	45,000	Progress Software Corporation #	1,515,600
11,200	Lennox International, Inc.	463,904	172,300	RF Micro Devices, Inc. #	983,833
40,900	Manitowoc Company, Inc.	1,997,147	60,000	ScanSource, Inc. #	1,941,000
15,900	Middleby Corporation #*	1,218,258	113,300	SkillSoft Public Limited
64,400	Pall Corporation	2,596,608		Company ADR #	1,083,148
38,900	Roper Industries, Inc. *	2,432,806	197,900	Skyworks Solutions, Inc. #	1,682,150
15,300	Shaw Group, Inc. #	924,732	24,100	Solera Holdings, Inc. #	597,198
31,413	Standard Parking Corporation #	1,523,216	51,900	SPSS, Inc. #	1,863,729
19,900	Stanley, Inc. #	637,198	44,800	Sybase, Inc. #	1,168,832
37,800	Teledyne Technologies, Inc. #	2,015,874	88,400	TIBCO Software, Inc. #*	713,388
20,800	UAL Corporation #*	741,728	71,000	Trimble Navigation, Ltd. #	2,147,040
57,000	Ultrapetrol Bahamas, Ltd. #*	969,570	34,900	Varian Semiconductor Equipment
38,600	URS Corporation #	2,097,138		Associates, Inc. #	1,291,300
22,900	Wabtec Corporation	788,676	31,800	Verifone Holdings, Inc. #*	739,350
101,350	Waste Connections, Inc. #	3,131,715	32,400	ViaSat, Inc. #	1,115,532
11,400	Woodward Governor Company	774,630	44,800	Zoran Corporation #	1,008,448

	Total Industrials	59,367,027		Total Information Technology	54,473,784

Information Technology (13.6%)			Materials (6.3%)
13,900	Anixter International, Inc. #*	865,553	57,700	Airgas, Inc.	3,006,747
40,694	Avnet, Inc. #	1,423,069	37,700	Albemarle Corporation	1,555,125
59,700	Avocent Corporation #	1,391,607	31,600	Apex Silver Mines, Ltd. #*	481,584
23,100	Benchmark Electronics, Inc. #	409,563	70,700	AptarGroup, Inc.	2,892,337
49,000	Bluephoenix Solutions, Ltd. #*	887,880	22,600	Bemis Company, Inc.	618,788
53,300	Brocade Communications #	391,222	22,643	Century Aluminum Company #	1,221,363
34,200	Business Objects SA ADR #	2,082,780	24,700	Commercial Metals Company	724,945
101,700	China GrenTech Corporation,		45,700	FMC Corporation	2,492,935
	Ltd. ADR #	899,028	5,900	Greif, Inc.	385,683
131,730	Compuware Corporation #	1,169,762	44,800	H.B. Fuller Company	1,005,760
23,900	Comtech Telecommunications		188,800	IAMGOLD Corporation	1,529,280
	Corporation #	1,290,839	39,800	Pactiv Corporation #	1,059,874
48,300	Constant Contact, Inc. #*	1,038,450	15,600	Rock-Tenn Company	396,396

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Materials — continued			Utilities (4.2%)
37,100	RPM International, Inc.	$753,130	60,000	Alliant Energy Corporation	$2,441,400
29,700	Sigma-Aldrich Corporation	1,621,620	29,100	Chesapeake Utilities Corporation	926,835
29,800	Silgan Holdings, Inc.	1,547,812	52,800	Cleco Corporation *	1,467,840
12,500	streetTRACKS Gold Trust #	1,029,500	45,900	El Paso Electric Company #	1,173,663
28,800	Terra Industries, Inc. #*	1,375,488	24,200	Energen Corporation	1,554,366
19,000	Texas Industries, Inc.	1,331,900	37,700	National Fuel Gas Company *	1,759,836

	Total Materials	25,030,267	41,200	Northwest Natural Gas Company	2,004,792

			27,500	Otter Tail Corporation *	951,500
Telecommunications Services (0.8%)			76,400	UGI Corporation	2,081,900
6,000	Golden Telecom, Inc. #	605,700	82,900	Vectren Corporation	2,404,929

104,450	Iowa Telecommunications			Total Utilities	16,767,061

	Services, Inc. *	1,698,357

44,700	Time Warner Telecom, Inc. #*	906,963		Total Common Stock

	Total Telecommunications			(cost $339,571,133)	382,432,957

	Services	3,211,020

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (23.1%)	Rate (+)	Date	Value

92,358,545	Thrivent Financial Securities Lending Trust	5.000%	N/A	$92,358,545

	Total Collateral Held for Securities Loaned
	(cost $92,358,545)			92,358,545

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (7.1%)	Rate (+)	Date	Value

$1,000,000	Federal National Mortgage Association	4.030%	5/16/2008	$984,700
27,636,194	Thrivent Money Market Portfolio	4.930	N/A	27,636,194

	Total Short-Term Investments (cost $28,621,068)			28,620,894

	Total Investments (cost $460,550,746) 125.9%			$503,412,396

	Other Assets and Liabilities, Net (25.9%)			(103,557,522)

	Total Net Assets 100.0%			$399,854,874

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$56,410,455
Gross unrealized depreciation	(14,975,942)

Net unrealized appreciation (depreciation)	$41,434,513
Cost for federal income tax purposes	$461,977,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value

Consumer Discretionary (12.6%)			17,900	K-Swiss, Inc.	$323,990
8,900	4Kids Entertainment, Inc. #*	$117,035	8,400	Landry’s Restaurants, Inc. *	165,480
36,275	Aaron Rents, Inc.	697,931	34,500	La-Z-Boy, Inc. *	273,585
18,900	Arbitron, Inc. *	785,673	9,800	Libbey, Inc. *	155,232
8,100	Arctic Cat, Inc.	96,714	10,700	Lithia Motors, Inc. *	146,911
12,300	Audiovox Corporation #	152,520	49,200	Live Nation, Inc. #	714,384
7,900	Bassett Furniture Industries, Inc.	73,786	75,800	LKQ Corporation #*	1,593,316
14,900	Big 5 Sporting Goods Corporation	214,858	8,300	M/I Homes, Inc. *	87,150
10,700	Blue Nile, Inc. #*	728,242	12,700	Maidenform Brands, Inc. #*	171,831
17,600	Bright Horizons Family		14,500	Marcus Corporation	224,025
	Solutions, Inc. #	607,904	12,500	MarineMax, Inc. #*	193,750
29,625	Brown Shoe Company, Inc.	449,411	35,200	Men’s Wearhouse, Inc.	949,696
10,200	Buffalo Wild Wings, Inc. #*	236,844	17,600	Meritage Homes Corporation #*	256,432
19,700	Building Materials		9,700	Midas, Inc. #	142,202
	Holding Corporation *	108,941	20,100	Monaco Coach Corporation	178,488
26,500	Cabela’s, Inc. #*	399,355	9,500	Monarch Casino & Resort, Inc. #	228,760
19,600	California Pizza Kitchen, Inc. #	305,172	12,900	Movado Group, Inc.	326,241
21,000	Cato Corporation	328,860	15,500	Multimedia Games, Inc. #*	129,270
19,825	CEC Entertainment, Inc. #	514,657	3,200	National Presto Industries, Inc.	168,512
51,700	Champion Enterprises, Inc. #*	487,014	21,200	Nautilus Group, Inc. *	102,820
16,800	Charlotte Russe Holding, Inc. #	271,320	14,900	O’Charley’s, Inc.	223,202
15,800	Children’s Place Retail		10,500	Oxford Industries, Inc. *	270,585
	Stores, Inc. #	409,694	17,400	P.F. Chang’s China Bistro, Inc. #*	397,416
23,825	Christopher & Banks Corporation	272,796	21,600	Panera Bread Company #*	773,712
36,700	CKE Restaurants, Inc. *	484,440	13,900	Papa John’s International, Inc. #	315,530
10,600	Coachmen Industries, Inc.	63,070	8,300	Peet’s Coffee & Tea, Inc. #*	241,281
18,700	Coinstar, Inc. #	526,405	27,800	Pep Boys - Manny, Moe & Jack *	319,144
3,600	CPI Corporation	84,780	16,400	PetMed Express, Inc. #	198,440
55,200	Crocs, Inc. #*	2,031,912	40,100	Pinnacle Entertainment, Inc. #	944,756
8,700	Deckers Outdoor Corporation #	1,349,022	23,500	Polaris Industries, Inc. *	1,122,595
30,300	Dress Barn, Inc. #*	379,053	31,912	Pool Corporation *	632,815
12,200	Drew Industries, Inc. #	334,280	5,900	Pre-Paid Legal Services, Inc. #*	326,565
20,050	Ethan Allen Interiors, Inc. *	571,425	82,400	Quiksilver, Inc. #*	706,992
28,500	Finish Line, Inc.	68,970	54,300	Radio One, Inc. #	128,691
43,000	Fleetwood Enterprises, Inc. #*	257,140	12,700	RC2 Corporation #	356,489
31,137	Fossil, Inc. #	1,307,131	11,300	Red Robin Gourmet Burgers, Inc. #*	361,487
26,950	Fred’s, Inc. *	259,528	11,200	Russ Berrie and Company, Inc. #	183,232
15,200	Genesco, Inc. #	574,560	12,800	Ruth’s Chris Steak House, Inc. #*	114,432
15,300	Group 1 Automotive, Inc. *	363,375	31,350	Select Comfort Corporation #*	219,764
19,300	Gymboree Corporation #*	587,878	23,625	Shuffle Master, Inc. #*	283,264
14,700	Haverty Furniture Companies, Inc. *	132,153	21,700	Skechers USA, Inc. #	423,367
20,850	Hibbett Sports, Inc. #	416,583	4,600	Skyline Corporation	135,010
29,275	Hot Topic, Inc. #	170,380	20,800	Sonic Automotive, Inc.	402,688
38,100	Iconix Brand Group, Inc. #	749,046	40,752	Sonic Corporation #*	892,469
10,000	IHOP Corporation *	365,800	21,800	Spartan Motors, Inc. *	166,552
40,200	Jack in the Box, Inc. #	1,035,954	27,800	Stage Stores, Inc.	411,440
18,900	JAKKS Pacific, Inc. #	446,229	11,000	Stamps.com, Inc. #*	133,980
16,730	Jo-Ann Stores, Inc. #	218,828	8,100	Standard Motor Products, Inc. *	66,096
12,175	Joseph A. Bank Clothiers, Inc. #*	346,379	43,500	Standard Pacific Corporation *	145,725
17,400	Kellwood Company	289,536	19,117	Steak n Shake Company #*	208,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value

Consumer Discretionary — continued			Energy (8.2%)
17,400	Stein Mart, Inc. *	$82,476	18,400	Atwood Oceanics, Inc. #	$1,844,416
15,200	Sturm, Ruger & Company, Inc. #*	125,856	15,100	Basic Energy Services, Inc. #*	331,445
15,500	Superior Industries		15,900	Bristow Group, Inc. #*	900,735
	International, Inc. *	281,635	65,000	Cabot Oil & Gas Corporation ‡	2,624,050
36,100	Texas Roadhouse, Inc. #	399,266	13,600	Carbo Ceramics, Inc. *	505,920
22,500	Tractor Supply Company #*	808,650	18,100	Dril-Quip, Inc. #	1,007,446
42,300	Triarc Companies, Inc.	370,548	7,300	Gulf Island Fabrication, Inc.	231,483
20,000	Tuesday Morning Corporation *	101,400	61,214	Helix Energy Solutions Group, Inc. #*	2,540,381
16,600	Tween Brands, Inc. #*	439,568	15,400	Hornbeck Offshore Services, Inc. #*	692,230
9,600	UniFirst Corporation	364,800	55,200	Input/Output, Inc. #	871,056
9,700	Universal Electronic, Inc. #	324,368	9,900	Lufkin Industries, Inc.	567,171
15,700	Universal Technical Institute, Inc. #*	266,900	53,400	Massey Energy Company *	1,909,050
9,800	Volcom, Inc. #*	215,894	17,800	Matrix Service Company #	388,396
19,900	Winnebago Industries, Inc. *	418,298	12,300	NATO Group, Inc. #	666,045
27,800	WMS Industries, Inc. #	1,018,592	36,900	Oceaneering International, Inc. #	2,485,215
35,100	Wolverine World Wide, Inc.	860,652	17,700	Patriot Coal Corporation #*	738,798
30,000	Zale Corporation #*	481,800	25,400	Penn Virginia Corporation	1,108,202
12,000	Zumiez, Inc. #*	292,320	10,000	Petroleum Development Corporation #	591,300

	Total Consumer Discretionary	45,163,776	33,300	Pioneer Drilling Company #	395,604

			15,550	SEACOR Holdings, Inc. #	1,442,107
Consumer Staples (3.5%)			42,200	St. Mary Land & Exploration Company	1,629,342
59,600	Alliance One International, Inc. #	242,572	18,800	Stone Energy Corporation #	881,908
12,100	Andersons, Inc. *	542,080	10,600	Superior Well Services, Inc. #	224,932
6,900	Boston Beer Company, Inc. #	259,785	20,200	Swift Energy Company #	891,022
33,900	Casey’s General Stores, Inc. ‡	1,003,779	49,750	TETRA Technologies, Inc. #	774,608
48,100	Central Garden & Pet Company #	257,816	31,100	Unit Corporation #	1,438,375
12,800	Chattem, Inc. #*	966,912	20,500	W-H Energy Services, Inc. #	1,152,305
52,425	Flowers Foods, Inc.	1,227,269	19,100	World Fuel Services Corporation	554,473

15,300	Great Atlantic & Pacific Tea			Total Energy	29,388,015

	Company, Inc. #	479,349
26,600	Hain Celestial Group, Inc. #	851,200	Financials (16.1%)
9,400	J & J Snack Foods Corporation	294,032	21,600	Acadia Realty Trust ‡	553,176
20,900	Lance, Inc.	426,778	11,300	Alabama National BanCorporation	879,253
21,200	Longs Drug Stores Corporation	996,400	11,900	Anchor BanCorp Wisconsin, Inc. *	279,888
10,500	Mannatech, Inc. *	66,360	35,300	Bank Mutual Corporation	373,121
9,100	Nash Finch Company *	321,048	27,900	BankAtlantic Bancorp, Inc. *	114,390
23,800	Performance Food Group Company #	639,506	21,000	BankUnited Financial Corporation *	144,900
17,300	Ralcorp Holdings, Inc. #	1,051,667	43,900	BioMed Realty Trust, Inc.	1,017,163
10,300	Sanderson Farms, Inc. *	347,934	25,000	Boston Private Financial
14,700	Spartan Stores, Inc.	335,895		Holdings, Inc. *	677,000
27,400	Spectrum Brands, Inc. #*	146,042	39,600	Brookline Bancorp, Inc. *	402,336
20,900	TreeHouse Foods, Inc. #	480,491	19,100	Cascade Bancorp *	265,872
28,700	United Natural Foods, Inc. #*	910,364	19,600	Cash America International, Inc.	633,080
5,700	USANA Health Sciences, Inc. #*	211,356	20,100	Central Pacific Financial Corporation *	371,046
11,370	WD-40 Company	431,719	33,318	Chittenden Corporation	1,186,787

	Total Consumer Staples	12,490,354	31,500	Colonial Properties Trust *	712,845

			12,000	Columbia Banking System, Inc.	356,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value

Financials — continued			29,500	optionsXpress Holdings, Inc. *	$997,690
20,000	Community Bank System, Inc.	$397,400	10,400	Parkway Properties, Inc.	384,592
21,900	Corus Bankshares, Inc. *	233,673	39,000	Philadelphia Consolidated
29,465	Delphi Financial Group, Inc.	1,039,525		Holding Corporation #	1,534,650
63,500	DiamondRock Hospitality Company	951,230	11,700	Piper Jaffray Companies #	541,944
16,975	Dime Community Bancshares	216,771	10,200	Portfolio Recovery
13,065	Downey Financial Corporation *	406,452		Associates, Inc. *	404,634
42,200	East West Bancorp, Inc.	1,022,506	14,500	Presidential Life Corporation	253,895
16,000	EastGroup Properties, Inc.	669,600	12,800	PrivateBancorp, Inc. *	417,920
18,800	Entertainment Properties Trust	883,600	22,000	ProAssurance Corporation #	1,208,240
16,900	Essex Property Trust, Inc. *	1,647,581	25,700	Prosperity Bancshares, Inc.	755,323
42,100	Extra Space Storage, Inc.	601,609	21,464	Provident Bankshares Corporation	459,115
17,250	Financial Federal Corporation *	384,502	10,800	PS Business Parks, Inc.	567,540
50,800	First BanCorp *	370,332	18,000	Rewards Network, Inc. #	89,460
19,300	First Cash Financial Services, Inc. #	283,324	13,000	RLI Corporation	738,270
42,700	First Commonwealth		10,900	Safety Insurance Group, Inc.	399,158
	Financial Corporation *	454,755	5,600	SCPIE Holdings, Inc. #	153,832
20,600	First Financial Bancorp *	234,840	35,600	Selective Insurance Group, Inc.	818,444
8,700	First Indiana Corporation	278,400	59,500	Senior Housing Property Trust *	1,349,460
32,612	First Midwest Bancorp, Inc.	997,927	19,900	Signature Bank #	671,625
9,200	FirstFed Financial Corporation #*	329,544	48,600	South Financial Group, Inc. *	759,618
24,600	Flagstar Bancorp, Inc. *	171,462	14,500	Sovran Self Storage, Inc. *	581,450
24,000	Forestar Real Estate Group, Inc. #	566,160	12,000	Sterling Bancorp	163,680
17,000	Franklin Bank Corporation #*	73,270	48,900	Sterling Bancshares, Inc.	545,724
46,400	Fremont General Corporation #*	162,400	34,415	Sterling Financial Corporation	577,828
27,900	Frontier Financial Corporation *	518,103	12,100	Stewart Information
35,900	Glacier Bancorp, Inc. *	672,766		Services Corporation	315,689
28,300	Guaranty Financial Group, Inc. #	452,800	57,200	Susquehanna Bancshares, Inc. *	1,054,768
16,500	Hancock Holding Company *	630,300	15,027	SWS Group, Inc.	190,386
26,500	Hanmi Financial Corporation	228,430	21,000	Tanger Factory Outlet
24,800	Hilb, Rogal and Hobbs Company *	1,006,136		Centers, Inc. *	791,910
13,365	Independent Bank Corporation *	126,968	13,600	Tower Group, Inc.	454,240
11,000	Infinity Property &		19,300	Tradestation Group, Inc. #	274,253
	Casualty Corporation *	397,430	8,300	Triad Guaranty, Inc. #*	81,340
39,100	Inland Real Estate Corporation *	553,656	50,482	TrustCo Bank Corporation NY *	500,781
29,500	Investment Technology Group, Inc. #	1,403,905	69,900	UCBH Holdings, Inc. *	989,784
12,600	Irwin Financial Corporation	92,610	24,000	UMB Financial Corporation	920,640
21,900	Kilroy Realty Corporation	1,203,624	40,200	Umpqua Holdings Corporation *	616,668
19,400	Kite Realty Group Trust	296,238	25,800	United Bankshares, Inc. *	722,916
36,200	LaBranche & Company, Inc. #*	182,448	26,800	United Community Banks, Inc. *	423,440
10,500	LandAmerica Financial Group, Inc. *	351,225	14,900	United Fire & Casual Company	433,441
42,700	Lexington Corporate Properties Trust *	620,858	45,300	Whitney Holding Corporation ‡	1,184,595
13,600	LTC Properties, Inc.	340,680	11,800	Wilshire Bancorp, Inc.	92,630
33,700	Medical Properties Trust, Inc. *	343,403	15,800	Wintrust Financial Corporation *	523,454
17,100	Mid-America Apartment		11,312	World Acceptance Corporation #*	305,198
	Communities, Inc. *	731,025	24,800	Zenith National
14,600	Nara Bancorp, Inc.	170,382		Insurance Corporation *	1,109,304

48,100	National Retail Properties, Inc.	1,124,578		Total Financials	57,697,574

8,400	Navigators Group, Inc. #	546,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value

Health Care (13.7%)			9,500	Molina Healthcare, Inc. #*	$367,650
38,000	Allscripts Healthcare Solutions, Inc. #*	$737,960	16,500	Noven Pharmaceuticals, Inc. #*	229,020
29,200	Alpharma, Inc. #	588,380	22,000	Odyssey Healthcare, Inc. #	243,320
17,533	Amedisys, Inc. #*	850,717	23,100	Omnicell, Inc. #	622,083
48,400	American Medical Systems		11,800	Osteotech, Inc. #	92,276
	Holdings, Inc. #*	699,864	27,300	Owens & Minor, Inc. *	1,158,339
35,600	AMERIGROUP Corporation #	1,297,620	12,200	Palomar Medical Technologies, Inc. #*	186,904
20,200	AMN Healthcare Services, Inc. #	346,834	18,600	PAREXEL International Corporation #	898,380
20,750	AmSurg Corporation #	561,495	32,500	Pediatrix Medical Group, Inc. #‡	2,214,875
8,900	Analogic Corporation	602,708	20,400	PharMerica Corporation #*	283,152
23,100	ArQule, Inc. #	133,980	12,600	Pharmnet Development Group #	494,046
18,700	ArthroCare Corporation #*	898,535	28,300	Phase Forward, Inc. #	615,525
16,000	BioLase Technology, Inc. #*	37,760	11,400	Possis Medical, Inc. #	166,212
9,100	Bradley Pharmaceuticals, Inc. #	179,270	43,400	PSS World Medical, Inc. #*	849,338
19,400	Cambrex Corporation	162,572	44,300	Regeneron Pharmaceuticals, Inc. #	1,069,845
29,200	Centene Corporation #	801,248	11,500	RehabCare Group, Inc. #	259,440
16,000	Chemed Corporation	894,080	17,000	Res-Care, Inc. #	427,720
19,150	CONMED Corporation #	442,556	49,600	Respironics, Inc. #	3,247,808
30,000	Cooper Companies, Inc. *	1,140,000	32,400	Salix Pharmaceuticals, Ltd. #*	255,312
21,500	Cross Country Healthcare, Inc. #	306,160	29,400	Savient Pharmaceuticals, Inc. #*	675,318
16,550	CryoLife, Inc. #*	131,572	23,900	Sciele Pharma, Inc. #*	488,755
15,000	Cyberonics, Inc. #*	197,400	37,600	Sierra Health Services, Inc. #	1,577,696
8,700	Datascope Corporation	316,680	30,000	Sunrise Senior Living, Inc. #*	920,400
12,600	Dionex Corporation #	1,044,036	10,100	SurModics, Inc. #*	548,127
20,897	Enzo Biochem, Inc. #*	266,228	23,800	Symmetry Medical, Inc. #	414,834
18,700	Gentiva Health Services, Inc. #	356,048	22,300	Theragenics Corporation #	79,834
15,100	Greatbatch Technologies, Inc. #	301,849	46,800	ViroPharma, Inc. #*	371,592
17,100	Haemonetics Corporation #	1,077,642	5,400	Vital Signs, Inc.	276,048

24,800	HealthExtras, Inc. #	646,784		Total Health Care	48,933,728

23,800	Healthways, Inc. #*	1,390,872
46,000	Hooper Holmes, Inc. #	79,120	Industrials (16.7%)
8,300	ICU Medical, Inc. #*	298,883	14,900	A.O. Smith Corporation	522,245
41,100	IDEXX Laboratories, Inc. #	2,409,693	13,600	A.S.V., Inc. #*	188,360
46,875	Immucor, Inc. #	1,593,281	25,400	AAR Corporation #	965,962
12,300	Integra LifeSciences		29,400	ABM Industries, Inc. ‡	599,466
	Holdings Corporation #*	515,739	28,400	Acuity Brands, Inc. ‡	1,278,000
21,400	Invacare Corporation *	539,280	15,800	Administaff, Inc. ‡	446,824
21,600	inVentiv Health, Inc. #	668,736	17,600	Albany International Corporation *	652,960
8,600	Kendle International, Inc. #*	420,712	6,500	Angelica Corporation	124,150
8,200	Kensey Nash Corporation #	245,344	19,500	Apogee Enterprises, Inc.	333,645
12,850	LCA-Vision, Inc. *	256,614	24,650	Applied Industrial
9,700	LHC Group, Inc. #*	242,306		Technologies, Inc.	715,343
20,400	LifeCell Corporation #*	879,444	8,300	Applied Signal Technology, Inc.	112,714
21,600	Martek Biosciences Corporation #*	638,928	16,800	Arkansas Best Corporation *	368,592
14,300	Matria Healthcare, Inc. #	339,911	12,800	Astec Industries, Inc. #	476,032
9,200	MedCath Corporation #	225,952	30,700	Baldor Electric Company	1,033,362
22,700	Mentor Corporation *	887,570	30,200	Barnes Group, Inc. *	1,008,378
26,700	Meridian Bioscience, Inc.	803,136	30,325	Belden, Inc. *	1,349,462
18,400	Merit Medical Systems, Inc. #	255,760	17,900	Bowne & Company, Inc.	315,040
54,000	MGI Pharma, Inc. #*	2,188,620	36,400	Brady Corporation ‡	1,277,276

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value

Industrials — continued			37,600	Spherion Corporation #	$273,728
33,200	Briggs & Stratton Corporation *	$752,312	8,500	Standard Register Company	99,110
17,200	C&D Technologies, Inc. #*	113,692	8,400	Standex International Corporation	146,580
6,200	Cascade Corporation	288,052	23,500	Teledyne Technologies, Inc. #	1,253,255
9,100	CDI Corporation	220,766	39,106	Tetra Tech, Inc. #	840,779
18,250	Ceradyne, Inc. #	856,472	26,600	Toro Company	1,448,104
33,400	CLARCOR, Inc.	1,268,198	15,500	Tredegar Corporation	249,240
8,200	Consolidated Graphics, Inc. #	392,124	11,200	Triumph Group, Inc. *	922,320
10,300	Cubic Corporation	403,760	29,900	TrueBlue, Inc. #	432,952
29,800	Curtiss-Wright Corporation	1,495,960	16,700	United Stationers, Inc. #	771,707
43,400	EMCOR Group, Inc. #	1,025,542	12,800	Universal Forest Products, Inc.	377,088
14,500	EnPro Industries, Inc. #	444,425	11,500	Valmont Industries, Inc.	1,024,880
19,600	Esterline Technologies Corporation #	1,014,300	13,800	Viad Corporation	435,804
20,200	Forward Air Corporation	629,634	12,800	Vicor Corporation	199,552
24,600	Frontier Airlines Holdings, Inc. #*	129,396	9,200	Volt Information Sciences, Inc. #	167,992
14,300	G & K Services, Inc.	536,536	20,300	Wabash National Corporation	156,107
35,800	Gardner Denver, Inc. #	1,181,400	45,600	Waste Connections, Inc. #	1,409,040
37,800	GenCorp, Inc. #	440,748	16,550	Watsco, Inc. *	608,378
20,000	Gibraltar Industries, Inc.	308,400	28,400	Watson Wyatt Worldwide, Inc.	1,318,044
17,630	Griffon Corporation #	219,494	21,000	Watts Water Technologies, Inc. *	625,800
28,525	Healthcare Services Group, Inc. *	604,160	19,800	Woodward Governor Company	1,345,410

38,448	Heartland Express, Inc. *	545,193		Total Industrials	59,580,858

11,900	Heidrick & Struggles International, Inc.	441,609
26,100	Hub Group, Inc. #	693,738	Information Technology (19.0%)
18,400	Insituform Technologies, Inc. #*	272,320	17,500	Actel Corporation #	239,050
36,600	Interface, Inc.	597,312	81,100	Adaptec, Inc. #	274,118
16,500	Kaman Corporation	607,365	23,900	Advanced Energy Industries, Inc. #	312,612
18,900	Kaydon Corporation *	1,030,806	17,800	Agilysys, Inc.	269,136
35,800	Kirby Corporation #	1,663,984	43,700	AMIS Holdings, Inc. #	437,874
38,850	Knight Transportation, Inc. *	575,368	21,300	Anixter International, Inc. #*	1,326,351
36,100	Landstar System, Inc.	1,521,615	10,700	Ansoft Corporation #	276,595
2,800	Lawson Products, Inc.	106,176	52,400	ANSYS, Inc. #‡	2,172,504
42,936	Lennox International, Inc. *	1,778,409	91,923	Arris Group, Inc. #*	917,394
7,850	Lindsay Manufacturing Company *	554,916	22,700	ATMI, Inc. #	732,075
11,100	Lydall, Inc. #	116,772	23,313	Avid Technology, Inc. #*	660,690
20,200	MagneTek, Inc. #	86,456	68,500	Axcelis Technologies, Inc. #	315,100
19,300	Mesa Air Group, Inc. #	59,637	8,600	Bankrate, Inc. #*	413,574
23,100	Mobile Mini, Inc. #	428,274	8,000	Bel Fuse, Inc.	234,160
28,450	Moog, Inc. #	1,303,294	20,400	Bell Microproducts, Inc. #*	122,604
24,800	Mueller Industries, Inc.	718,952	47,950	Benchmark Electronics, Inc. #	850,154
13,500	NCI Building Systems, Inc. #*	388,665	11,800	Black Box Corporation	426,806
19,050	Old Dominion Freight Line #	440,246	29,600	Blackbaud, Inc.	829,984
23,700	On Assignment, Inc. #	166,137	25,400	Blue Coat Systems, Inc. #*	834,898
21,500	Regal-Beloit Corporation	966,425	34,300	Brightpoint, Inc. #	526,848
11,400	Robbins & Myers, Inc.	862,182	47,507	Brooks Automation, Inc. #	627,567
11,900	School Specialty, Inc. #	411,145	16,100	Cabot Microelectronics Corporation #*	578,151
54,300	Shaw Group, Inc. #*	3,281,895	20,100	CACI International, Inc. #	899,877
25,000	Simpson Manufacturing		17,900	Captaris, Inc. #	77,328
	Company, Inc. *	664,750	6,200	Catapult Communications
40,900	SkyWest, Inc.	1,098,165		Corporation #	46,810

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value

Information Technology — continued			51,800	Microsemi Corporation #*	$1,146,852
26,600	Checkpoint Systems, Inc. #	$691,068	33,500	MKS Instruments, Inc. #	641,190
36,500	CIBER, Inc. #	223,015	11,900	MTS Systems Corporation	507,773
29,000	Cognex Corporation	584,350	31,000	Napster, Inc. #	61,070
15,400	Cohu, Inc.	235,620	23,500	NETGEAR, Inc. #	838,245
16,100	Comtech Telecommunications		18,300	Network Equipment
	Corporation #	869,561		Technologies, Inc. #*	154,086
28,700	Concur Technologies, Inc. #	1,039,227	24,800	Newport Corporation #*	317,192
23,700	CTS Corporation	235,341	21,500	Novatel Wireless, Inc. #*	348,300
46,025	CyberSource Corporation #*	817,864	13,650	Park Electrochemical Corporation	385,476
20,500	Cymer, Inc. #	798,065	14,800	PC TEL, Inc. #	101,528
22,400	Daktronics, Inc. *	505,568	20,500	Perficient, Inc. #	322,670
19,900	DealerTrack Holdings, Inc. #	666,053	17,400	Pericom Semiconductor Corporation #	325,380
17,200	Digi International, Inc. #	244,068	18,100	Phoenix Technologies, Ltd. #	233,128
20,950	Diodes, Inc. #*	629,966	11,200	Photon Dynamics, Inc. #	92,960
17,400	Ditech Networks, Inc. #*	60,378	28,000	Photronics, Inc. #	349,160
21,700	DSP Group, Inc. #	264,740	11,800	Planar Systems, Inc. #	75,520
18,700	Electro Scientific Industries, Inc. #	371,195	31,100	Plexus Corporation #	816,686
39,100	Epicor Software Corporation #	460,598	28,200	Progress Software Corporation #	949,776
17,800	EPIQ Systems, Inc. #*	309,898	11,700	Quality Systems, Inc. *	356,733
32,600	Exar Corporation #‡	259,822	17,900	Radiant Systems, Inc. #	308,417
28,750	FactSet Research Systems, Inc.	1,601,375	14,800	RadiSys Corporation #	198,320
11,100	Faro Technologies, Inc. #	301,698	11,900	Rogers Corporation #	516,103
24,300	FEI Company #	603,369	19,600	Rudolph Technologies, Inc. #	221,872
91,000	FLIR Systems, Inc. #	2,848,300	17,300	ScanSource, Inc. #	559,655
15,700	Gerber Scientific, Inc. #	169,560	38,200	Secure Computing Corporation #	366,720
15,700	Gevity HR, Inc.	120,733	8,800	SI International, Inc. #	241,736
62,500	Harmonic, Inc. #*	655,000	108,300	Skyworks Solutions, Inc. #	920,550
17,600	Hutchinson Technology, Inc. #*	463,232	20,200	Smith Micro Software, Inc. #*	171,094
58,700	Informatica Corporation #*	1,057,774	17,400	Sonic Solutions, Inc. #*	180,786
22,300	InfoSpace, Inc. *	419,240	12,800	SPSS, Inc. #	459,648
32,575	Insight Enterprises, Inc. #	594,168	15,600	Standard Microsystems Corporation #	609,492
14,400	Intevac, Inc. #	209,376	7,600	StarTek, Inc. #	70,756
20,500	Itron, Inc. #*	1,967,385	14,000	Stratasys, Inc. #*	361,760
33,100	J2 Global Communication, Inc. #	700,727	9,200	Supertex, Inc. #*	287,868
17,800	JDA Software Group, Inc. #	364,188	21,900	Sykes Enterprises, Inc. #	394,200
9,500	Keithley Instruments, Inc.	91,960	30,550	Symmetricom, Inc. #*	143,890
18,600	Knot, Inc. #*	296,484	17,300	Synaptics, Inc. #*	712,068
45,500	Kopin Corporation #	143,780	11,100	Synnex Corporation #	217,560
35,800	Kulicke and Soffa Industries, Inc. #*	245,588	49,550	Take-Two Interactive
15,000	Littelfuse, Inc. #	494,400		Software, Inc. #*	914,198
12,500	LoJack Corporation #	210,125	27,400	Technitrol, Inc.	783,092
17,200	Manhattan Associates, Inc. #	453,392	44,337	THQ, Inc. #*	1,249,860
13,100	ManTech International Corporation #	574,042	8,900	Tollgrade Communications, Inc. #	71,378
12,400	MAXIMUS, Inc.	478,764	81,300	Trimble Navigation, Ltd. #	2,458,512
15,200	Mercury Computer Systems, Inc. #	244,872	28,400	TTM Technologies, Inc. #	331,144
25,500	Methode Electronics, Inc.	419,220	23,400	Tyler Technologies, Inc. #*	301,626
36,700	Micrel, Inc.	310,115	15,600	Ultratech, Inc. #	176,904
27,400	MICROS Systems, Inc. #	1,922,384	45,300	United Online, Inc. *	535,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value

Information Technology — continued			Telecommunications Services (0.1%)
50,975	Varian Semiconductor Equipment		30,400	General Communication, Inc. #	$266,000

	Associates, Inc. #	$1,886,075		Total Telecommunications
21,300	Veeco Instruments, Inc. #	355,710		Services	266,000

17,600	ViaSat, Inc. #	605,968
30,400	Websense, Inc. #*	516,192	Utilities (4.7%)
26,700	Wright Express Corporation #	947,583	17,333	ALLETE, Inc.	686,040
19,600	X-Rite, Inc. #	227,752	11,450	American States Water Company *	431,436

	Total Information Technology	67,957,568	60,100	Atmos Energy Corporation	1,685,204

			35,400	Avista Corporation	762,516
Materials (4.3%)			6,900	Central Vermont Public Service
18,700	A. Schulman, Inc.	402,985		Corporation	212,796
10,900	A.M. Castle & Company	296,371	9,100	CH Energy Group, Inc. *	405,314
14,900	AMCOL International Corporation	536,847	40,200	Cleco Corporation *	1,117,560
45,900	AptarGroup, Inc. ‡	1,877,769	30,300	El Paso Electric Company #*	774,771
16,600	Arch Chemicals, Inc.	610,050	14,500	Laclede Group, Inc.	496,480
13,600	Brush Engineered Materials, Inc. #	505,920	18,700	New Jersey Resources Corporation	935,374
26,200	Buckeye Technologies, Inc. #	327,500	17,800	Northwest Natural Gas Company *	866,148
19,700	Caraustar Industries, Inc. #	60,873	49,600	Piedmont Natural Gas
19,500	Century Aluminum Company #	1,051,830		Company, Inc. *	1,297,536
13,400	Chesapeake Corporation	69,546	19,800	South Jersey Industries, Inc.	714,582
7,200	Deltic Timber Corporation	370,728	80,432	Southern Union Company	2,361,484
23,100	Georgia Gulf Corporation *	152,922	28,500	Southwest Gas Corporation	848,445
40,300	H.B. Fuller Company	904,735	71,500	UGI Corporation	1,948,375
28,400	Headwaters, Inc. #*	333,416	16,866	UIL Holdings Corporation	623,199
8,400	Material Sciences Corporation #	62,412	23,700	UniSource Energy Corporation	747,735

18,863	Myers Industries, Inc.	272,948		Total Utilities	16,914,995

10,000	Neenah Paper, Inc.	291,500

20,400	OM Group, Inc. #	1,173,816		Total Common Stock
28,400	OMNOVA Solutions, Inc. #	125,244		(cost $261,958,953)	353,800,663

7,500	Penford Corporation	191,925
62,400	PolyOne Corporation #	410,592
6,800	Quaker Chemical Corporation	149,396
24,875	Quanex Corporation	1,291,012
22,500	Rock-Tenn Company	571,725
15,400	RTI International Metals, Inc. #	1,061,522
10,500	Schweitzer-Mauduit
	International, Inc.	272,055
18,300	Texas Industries, Inc.	1,282,830
27,800	Tronox, Inc.	240,470
34,000	Wausau-Mosinee Paper Corporation	305,660
14,650	Zep, Inc. #	203,196

	Total Materials	15,407,795

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (31.2%)	Rate (+)	Date	Value

111,638,911	Thrivent Financial Securities Lending Trust	5.000%	N/A	$111,638,911

	Total Collateral Held for Securities Loaned
	(cost $111,638,911)			111,638,911

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.6%)	Rate (+)	Date	Value

$750,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$738,525
5,078,004	Thrivent Money Market Portfolio	4.930	N/A	5,078,004

	Total Short-Term Investments (cost $5,816,659)			5,816,529

	Total Investments (cost $379,414,523) 131.7%			$471,256,103

	Other Assets and Liabilities, Net (31.7%)			(113,360,637)

	Total Net Assets 100.0%			$357,895,466

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

Russell 2000 Index Futures	12	March 2008	$4,579,810	$4,633,200	$53,390
Total Futures					$53,390

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2007, $738,525 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $15,325,060 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$131,019,100
Gross unrealized depreciation	(41,798,819)

Net unrealized appreciation (depreciation)	$89,220,281
Cost for federal income tax purposes	$382,035,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (94.3%)	Value	Shares	Common Stock (94.3%)	Value

Consumer Discretionary (14.6%)			86,300	Southwestern Energy Company #	$4,808,636
26,600	Abercrombie & Fitch Company	$2,127,202	26,686	Transocean, Inc. #	3,820,101
232,900	Burger King Holdings, Inc.	6,639,979	87,500	Ultra Petroleum Corporation #*	6,256,250
28,000	Central European Media		49,985	XTO Energy, Inc.	2,567,230

	Enterprises, Ltd. #	3,247,440		Total Energy	58,404,571

38,800	Chipotle Mexican Grill, Inc. #*	5,706,316
367,800	Coldwater Creek, Inc. #*	2,460,582	Financials (6.2%)
248,500	Corinthian Colleges, Inc. #	3,826,900	141,500	Annaly Capital Management, Inc. *	2,572,470
85,500	Crocs, Inc. #*	3,147,255	4,600	CME Group, Inc.	3,155,600
107,200	DeVry, Inc.	5,570,112	18,200	IntercontinentalExchange, Inc. #	3,503,500
118,000	DreamWorks Animation SKG, Inc. #	3,013,720	77,100	Lazard, Ltd. *	3,136,428
52,400	Focus Media Holding, Ltd. ADR #*	2,976,844	22,150	Legg Mason, Inc.	1,620,272
80,400	GameStop Corporation #	4,993,644	67,300	Northern Trust Corporation *	5,153,834
122,100	Hasbro, Inc. *	3,123,318	26,800	Nymex Holdings, Inc. *	3,580,748
183,400	International Game Technology *	8,056,762	50,400	PartnerRe, Ltd. *	4,159,512
56,900	ITT Educational Services, Inc. #	4,851,863	47,600	Principal Financial Group, Inc.	3,276,784
59,000	Kohl’s Corporation #*	2,702,200	188,600	T. Rowe Price Group, Inc. *	11,481,968

189,300	Leapfrog Enterprises, Inc. #*	1,273,989		Total Financials	41,641,116

335,600	Quiksilver, Inc. #*	2,879,448
185,900	Scientific Games Corporation #*	6,181,175	Health Care (16.8%)
110,500	Shuffle Master, Inc. #*	1,324,895	156,000	Advanced Medical Optics, Inc. #*	3,826,680
53,900	Starwood Hotels & Resorts		138,900	Affymetrix, Inc. #*	3,214,146
	Worldwide, Inc.	2,373,217	121,200	Alkermes, Inc. #*	1,889,508
110,600	Texas Roadhouse, Inc. #	1,223,236	105,600	Allscripts Healthcare Solutions, Inc. #*	2,050,752
207,000	TJX Companies, Inc.	5,947,110	133,000	Amylin Pharmaceuticals, Inc. #*	4,921,000
23,000	Under Armour, Inc. #*	1,004,410	90,600	BioMarin Pharmaceutical, Inc. #*	3,207,240
146,900	Volcom, Inc. #*	3,236,207	87,800	C.R. Bard, Inc.	8,323,440
180,500	WMS Industries, Inc. #*	6,613,520	62,200	Cephalon, Inc. #*	4,463,472
43,600	XM Satellite Radio Holdings, Inc. #	533,664	78,750	Coventry Health Care, Inc. #*	4,665,938
114,100	Zumiez, Inc. #*	2,779,476	106,800	Elan Corporation plc ADR #	2,347,464

	Total Consumer Discretionary	97,814,484	44,600	Endo Pharmaceutical Holdings, Inc. #	1,189,482

			102,300	Gen-Probe, Inc. #	6,437,739
Consumer Staples (4.4%)			66,500	Genzyme Corporation #	4,950,260
41,700	Andersons, Inc. *	1,868,160	122,000	Gilead Sciences, Inc. #	5,613,220
100,800	Clorox Company	6,569,136	80,500	Hologic, Inc. #*	5,525,520
177,500	Coca-Cola Enterprises, Inc.	4,620,325	48,200	Illumina, Inc. #*	2,856,332
156,500	H.J. Heinz Company	7,305,420	19,800	Intuitive Surgical, Inc. #	6,425,100
66,300	Longs Drug Stores Corporation	3,116,100	64,000	Millipore Corporation #	4,683,520
100,900	Pepsi Bottling Group, Inc.	3,981,514	130,800	NuVasive, Inc. #*	5,169,216
42,200	Whole Foods Market, Inc. *	1,721,760	79,500	Patterson Companies, Inc. #	2,699,025

	Total Consumer Staples	29,182,415	114,000	Pharmaceutical Product

				Development, Inc. *	4,602,180
Energy (8.7%)			108,800	Sepracor, Inc. #	2,856,000
190,000	Cameron International Corporation #*	9,144,700	65,200	Shire Pharmaceuticals Group plc ADR	4,495,540
96,800	Devon Energy Corporation	8,606,488	155,600	St. Jude Medical, Inc. #	6,323,584
75,000	Diamond Offshore Drilling, Inc. *	10,650,000	64,100	Thermo Electron Corporation #	3,697,288
52,100	Dril-Quip, Inc. #	2,899,886	93,000	Thoratec Corporation #*	1,691,670
64,100	Nabors Industries, Ltd. #	1,755,699	4,900	Trans1, Inc. #	80,703
51,800	National Oilwell Varco, Inc. #	3,805,228	99,100	VCA Antech, Inc. #	4,383,193

236,300	Petrohawk Energy Corporation #	4,090,353		Total Health Care	112,589,212

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (94.3%)	Value	Shares	Common Stock (94.3%)	Value

Industrials (13.7%)			89,400	Juniper Networks, Inc. #	$2,968,080
33,600	AGCO Corporation #*	$2,284,128	353,600	Lawson Software, Inc. #	3,620,864
105,800	BE Aerospace, Inc. #	5,596,820	134,200	Linear Technology Corporation *	4,271,586
35,200	C.H. Robinson Worldwide, Inc. *	1,905,024	170,400	Marvell Technology Group, Ltd. #	2,382,192
21,450	Energy Solutions, Inc. #	578,936	91,000	Maxim Integrated Products, Inc.	2,409,680
47,620	Expeditors International of		31,900	McAfee, Inc. #	1,196,250
	Washington, Inc. *	2,127,662	90,900	NAVTEQ Corporation #	6,872,040
64,400	Flowserve Corporation	6,195,280	144,400	Network Appliance, Inc. #	3,604,224
59,600	Foster Wheeler, Ltd. #	9,239,192	156,100	Nuance Communications, Inc. #*	2,915,948
45,700	FTI Consulting, Inc. #*	2,816,948	135,950	NVIDIA Corporation #	4,625,019
29,200	Huron Consulting Group, Inc. #*	2,354,396	340,500	ON Semiconductor Corporation #*	3,023,640
83,300	ITT Corporation *	5,501,132	124,200	OpNext, Inc. #	1,099,170
38,100	Jacobs Engineering Group, Inc. #*	3,642,741	855,600	RF Micro Devices, Inc. #*	4,885,476
84,750	Joy Global, Inc.	5,578,245	284,100	Seagate Technology *	7,244,550
74,500	KBR, Inc. #	2,890,600	175,600	Synopsys, Inc. #	4,553,308
85,900	McDermott International, Inc. #	5,070,677	289,100	Tellabs, Inc. #	1,890,714
98,700	Monster Worldwide, Inc. #	3,197,880	163,000	Western Union Company	3,957,640
96,900	Precision Castparts Corporation	13,440,028	141,900	Xilinx, Inc.	3,103,353

59,900	Rockwell Collins, Inc.	4,311,003		Total Information Technology	141,901,005

54,200	Roper Industries, Inc. *	3,389,668
98,900	Stericycle, Inc. #*	5,874,660	Materials (5.0%)
59,400	Textron, Inc.	4,235,220	69,400	Air Products and Chemicals, Inc.	6,844,922
130,600	US Airways Group, Inc. #*	1,921,126	18,300	Allegheny Technologies, Inc.	1,581,120

	Total Industrials	92,151,366	193,400	Bemis Company, Inc. *	5,295,292

			67,400	Celanese Corporation	2,852,368
Information Technology (21.2%)			84,400	Newmont Mining Corporation	4,121,252
324,466	Activision, Inc. #	9,636,640	123,700	Praxair, Inc.	10,973,427
178,964	Adobe Systems, Inc. #	7,647,132	63,800	Titanium Metals Corporation *	1,687,510

89,800	Akamai Technologies, Inc. #*	3,107,080		Total Materials	33,355,891

31,500	Amphenol Corporation	1,460,655
232,000	Broadcom Corporation #	6,064,480	Telecommunications Services (3.7%)
399,100	Cadence Design Systems, Inc. #*	6,788,691	130,842	American Tower Corporation #	5,573,869
69,300	CIENA Corporation #*	2,363,823	148,800	Clearwire Corporation #*	2,040,048
307,100	CNET Networks, Inc. #*	2,806,894	762,521	Level 3 Communications, Inc. #*	2,318,064
39,250	Constant Contact, Inc. #*	843,875	132,200	NII Holdings, Inc. #	6,387,904
153,300	Corning, Inc.	3,677,667	124,200	SBA Communications Corporation #	4,202,928
59,000	Dolby Laboratories, Inc. #	2,933,480	207,500	Time Warner Telecom, Inc. #*	4,210,175

114,400	Electronic Arts, Inc. #*	6,682,104		Total Telecommunications
101,700	Emulex Corporation #	1,659,744		Services	24,732,988

112,700	F5 Networks, Inc. #	3,214,204

39,500	Fair Isaac Corporation *	1,269,925		Total Common Stock
79,200	FormFactor, Inc. #*	2,621,520		(cost $555,093,979)	631,773,048

60,400	Hittite Microwave Corporation #	2,884,704
333,200	Integrated Device
	Technology, Inc. #	3,768,492
177,700	Intersil Corporation *	4,350,096
262,862	JDS Uniphase Corporation #*	3,496,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (17.1%)	Rate (+)	Date	Value

114,798,903	Thrivent Financial Securities Lending Trust	5.000%	N/A	$114,798,903

	Total Collateral Held for Securities Loaned
	(cost $114,798,903)			114,798,903

		Interest	Maturity
Shares	Short-Term Investments (5.6%)	Rate (+)	Date	Value

37,185,191	Thrivent Money Market Portfolio	4.930%	N/A	$37,185,191

	Total Short-Term Investments (at amortized cost)			37,185,191

	Total Investments (cost $707,078,073) 117.0%			$783,757,142

	Other Assets and Liabilities, Net (17.0%)			(113,920,484)

	Total Net Assets 100.0%			$669,836,658

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$126,109,410
Gross unrealized depreciation	(49,986,507)

Net unrealized appreciation (depreciation)	$76,122,903
Cost for federal income tax purposes	$707,634,239

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Consumer Discretionary (14.7%)			4,100	Southwestern Energy Company #	$228,452
1,300	Abercrombie & Fitch Company	$103,961	1,331	Transocean, Inc. #	190,533
11,500	Burger King Holdings, Inc.	327,865	4,300	Ultra Petroleum Corporation #	307,450
1,400	Central European Media		2,416	XTO Energy, Inc.	124,099

	Enterprises, Ltd. #	162,372		Total Energy	2,886,675

1,900	Chipotle Mexican Grill, Inc. #*	279,433
18,200	Coldwater Creek, Inc. #*	121,758	Financials (6.3%)
11,900	Corinthian Colleges, Inc. #	183,260	6,800	Annaly Capital Management, Inc.	123,624
4,200	Crocs, Inc. #*	154,602	250	CME Group, Inc.	171,500
5,300	DeVry, Inc.	275,388	900	IntercontinentalExchange, Inc. #	173,250
5,600	DreamWorks Animation SKG, Inc. #	143,024	3,800	Lazard, Ltd.	154,584
2,600	Focus Media Holding, Ltd. ADR #*	147,706	1,095	Legg Mason, Inc.	80,099
3,800	GameStop Corporation #	236,018	3,200	Northern Trust Corporation	245,056
6,000	Hasbro, Inc.	153,480	1,300	Nymex Holdings, Inc. *	173,693
8,990	International Game Technology	394,931	2,500	PartnerRe, Ltd.	206,325
2,800	ITT Educational Services, Inc. #	238,756	2,300	Principal Financial Group, Inc.	158,332
2,900	Kohl’s Corporation #	132,820	9,400	T. Rowe Price Group, Inc.	572,272

9,100	Leapfrog Enterprises, Inc. #*	61,243		Total Financials	2,058,735

16,000	Quiksilver, Inc. #*	137,280
9,000	Scientific Games Corporation #*	299,250	Health Care (17.1%)
5,400	Shuffle Master, Inc. #*	64,746	7,400	Advanced Medical Optics, Inc. #*	181,522
2,600	Starwood Hotels & Resorts		6,800	Affymetrix, Inc. #*	157,352
	Worldwide, Inc.	114,478	6,000	Alkermes, Inc. #*	93,540
5,500	Texas Roadhouse, Inc. #	60,830	5,200	Allscripts Healthcare Solutions, Inc. #	100,984
10,200	TJX Companies, Inc.	293,046	6,500	Amylin Pharmaceuticals, Inc. #*	240,500
1,100	Under Armour, Inc. #*	48,037	4,300	BioMarin Pharmaceutical, Inc. #*	152,220
7,200	Volcom, Inc. #*	158,616	4,400	C.R. Bard, Inc.	417,120
8,800	WMS Industries, Inc. #	322,432	3,000	Cephalon, Inc. #	215,280
2,100	XM Satellite Radio Holdings, Inc. #	25,704	3,850	Coventry Health Care, Inc. #	228,112
5,600	Zumiez, Inc. #	136,416	5,300	Elan Corporation plc ADR #	116,494

	Total Consumer Discretionary	4,777,452	2,200	Endo Pharmaceutical Holdings, Inc. #	58,674

			5,100	Gen-Probe, Inc. #	320,943
Consumer Staples (4.4%)			3,340	Genzyme Corporation #	248,630
2,100	Andersons, Inc.	94,080	6,000	Gilead Sciences, Inc. #	276,060
4,900	Clorox Company	319,333	3,900	Hologic, Inc. #	267,696
8,800	Coca-Cola Enterprises, Inc.	229,064	2,400	Illumina, Inc. #	142,224
7,700	H.J. Heinz Company	359,436	1,000	Intuitive Surgical, Inc. #	324,500
3,200	Longs Drug Stores Corporation	150,400	3,200	Millipore Corporation #	234,176
5,000	Pepsi Bottling Group, Inc.	197,300	6,300	NuVasive, Inc. #	248,976
2,000	Whole Foods Market, Inc. *	81,600	3,900	Patterson Companies, Inc. #	132,405

	Total Consumer Staples	1,431,213	5,400	Pharmaceutical Product

				Development, Inc.	217,998
Energy (8.9%)			5,400	Sepracor, Inc. #	141,750
9,400	Cameron International Corporation #	452,422	3,200	Shire Pharmaceuticals Group plc ADR	220,640
4,800	Devon Energy Corporation	426,768	7,700	St. Jude Medical, Inc. #	312,928
3,700	Diamond Offshore Drilling, Inc.	525,400	3,160	Thermo Electron Corporation #	182,269
2,500	Dril-Quip, Inc. #	139,150	4,600	Thoratec Corporation #*	83,674
3,200	Nabors Industries, Ltd. #	87,648	250	Trans1, Inc. #	4,118
2,800	National Oilwell Varco, Inc. #	205,688	4,900	VCA Antech, Inc. #	216,727

11,500	Petrohawk Energy Corporation #	199,065		Total Health Care	5,537,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Industrials (14.0%)			4,400	Juniper Networks, Inc. #	$146,080
1,700	AGCO Corporation #	$115,566	17,500	Lawson Software, Inc. #	179,200
5,200	BE Aerospace, Inc. #	275,080	6,600	Linear Technology Corporation *	210,078
1,700	C.H. Robinson Worldwide, Inc.	92,004	8,440	Marvell Technology Group, Ltd. #	117,991
1,100	Energy Solutions, Inc. #	29,689	4,400	Maxim Integrated Products, Inc.	116,512
2,400	Expeditors International of		1,600	McAfee, Inc. #	60,000
	Washington, Inc.	107,232	4,500	NAVTEQ Corporation #	340,200
3,200	Flowserve Corporation	307,840	7,200	Network Appliance, Inc. #	179,712
2,900	Foster Wheeler, Ltd. #	449,558	7,400	Nuance Communications, Inc. #*	138,232
2,300	FTI Consulting, Inc. #*	141,772	6,700	NVIDIA Corporation #	227,934
1,400	Huron Consulting Group, Inc. #	112,882	16,800	ON Semiconductor Corporation #	149,184
4,100	ITT Corporation *	270,764	6,200	OpNext, Inc. #	54,870
1,900	Jacobs Engineering Group, Inc. #	181,659	42,000	RF Micro Devices, Inc. #	239,820
4,150	Joy Global, Inc.	273,153	14,000	Seagate Technology	357,000
3,500	KBR, Inc. #	135,800	8,700	Synopsys, Inc. #	225,591
4,200	McDermott International, Inc. #	247,926	14,300	Tellabs, Inc. #	93,522
4,860	Monster Worldwide, Inc. #	157,464	7,900	Western Union Company	191,812
4,800	Precision Castparts Corporation	665,759	7,000	Xilinx, Inc.	153,090

3,000	Rockwell Collins, Inc.	215,910		Total Information Technology	6,955,264

2,600	Roper Industries, Inc. *	162,604
4,900	Stericycle, Inc. #	291,060	Materials (5.1%)
2,800	Textron, Inc.	199,640	3,500	Air Products and Chemicals, Inc.	345,205
6,500	US Airways Group, Inc. #	95,615	900	Allegheny Technologies, Inc.	77,760

	Total Industrials	4,528,977	9,500	Bemis Company, Inc.	260,110

			3,200	Celanese Corporation	135,424
Information Technology (21.4%)			4,200	Newmont Mining Corporation	205,086
15,966	Activision, Inc. #	474,190	6,300	Praxair, Inc.	558,873
8,546	Adobe Systems, Inc. #	365,171	3,200	Titanium Metals Corporation *	84,640

4,400	Akamai Technologies, Inc. #*	152,240		Total Materials	1,667,098

1,560	Amphenol Corporation	72,337
11,400	Broadcom Corporation #	297,996	Telecommunications Services (3.8%)
19,600	Cadence Design Systems, Inc. #*	333,396	6,380	American Tower Corporation #	271,788
3,400	CIENA Corporation #*	115,974	7,400	Clearwire Corporation #*	101,454
14,700	CNET Networks, Inc. #*	134,358	36,597	Level 3 Communications, Inc. #*	111,255
1,950	Constant Contact, Inc. #*	41,925	6,500	NII Holdings, Inc. #	314,080
7,500	Corning, Inc.	179,925	6,200	SBA Communications Corporation #	209,808
2,900	Dolby Laboratories, Inc. #	144,188	10,200	Time Warner Telecom, Inc. #*	206,958

5,700	Electronic Arts, Inc. #	332,937		Total Telecommunications
5,000	Emulex Corporation #	81,600		Services	1,215,343

5,500	F5 Networks, Inc. #	156,860

1,900	Fair Isaac Corporation *	61,085		Total Common Stock
3,900	FormFactor, Inc. #*	129,090		(cost $25,911,430)	31,058,269

2,900	Hittite Microwave Corporation #	138,504
15,900	Integrated Device Technology, Inc. #	179,829
8,800	Intersil Corporation	215,424
12,587	JDS Uniphase Corporation #*	167,407

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.0%)	Rate (+)	Date	Value

2,273,125	Thrivent Financial Securities Lending Trust	5.000%	N/A	$2,273,125

	Total Collateral Held for Securities Loaned
	(cost $2,273,125)			2,273,125

		Interest	Maturity
Shares	Short-Term Investments (4.3%)	Rate (+)	Date	Value

1,395,723	Thrivent Money Market Portfolio	4.930%	N/A	$1,395,723

	Total Short-Term Investments (at amortized cost)			1,395,723

	Total Investments (cost $29,580,278) 107.0%			$34,727,117

	Other Assets and Liabilities, Net (7.0%)			(2,281,233)

	Total Net Assets 100.0%			$32,445,884

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,155,944
Gross unrealized depreciation	(2,052,823)

Net unrealized appreciation (depreciation)	$5,103,121
Cost for federal income tax purposes	$29,623,996

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

Partner Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value

Consumer Discretionary (9.2%)			47,296	DCT Industrial Trust, Inc. *	$440,326
8,620	BorgWarner, Inc.	$417,294	11,994	Everest Re Group, Ltd.	1,204,198
8,299	Boyd Gaming Corporation	282,747	10,456	Genworth Financial, Inc.	266,105
182,598	Charter Communications, Inc. #*	213,640	29,284	Highwoods Properties, Inc. *	860,364
10,284	Fortune Brands, Inc.	744,150	48,532	Hudson City Bancorp, Inc.	728,951
51,901	H&R Block, Inc. *	963,802	37,502	KeyCorp	879,422
32,691	IAC InterActiveCorp #*	880,042	7,096	Lazard, Ltd. *	288,665
19,083	J.C. Penney Company, Inc.		7,926	Legg Mason, Inc.	579,787
	(Holding Company)	839,461	9,674	Liberty Property Trust	278,708
43,193	Johnson Controls, Inc.	1,556,676	16,641	M&T Bank Corporation *	1,357,406
7,381	KB Home *	159,430	9,282	Mack-Cali Realty Corporation	315,588
30,764	Mattel, Inc.	585,747	19,654	Northern Trust Corporation	1,505,103
54,824	Newell Rubbermaid, Inc.	1,418,845	11,069	PartnerRe, Ltd. *	913,525
14,107	Ross Stores, Inc.	360,716	25,833	Pennsylvania Real Estate
12,672	Tenneco, Inc. #	330,359		Investment Trust *	766,723

	Total Consumer Discretionary	8,752,909	11,860	Philadelphia Consolidated

				Holding Corporation #	466,691
Consumer Staples (7.5%)			8,105	RenaissanceRe Holdings, Ltd.	488,245
12,969	Campbell Soup Company	463,382	7,641	Torchmark Corporation	462,510
25,160	Clorox Company	1,639,677	31,335	UnumProvident Corporation	745,460
16,337	Coca-Cola Enterprises, Inc.	425,252	10,071	Vornado Realty Trust *	885,744
37,468	ConAgra Foods, Inc.	891,364	15,297	W.R. Berkley Corporation	456,004
5,110	General Mills, Inc.	291,270	27,279	Webster Financial Corporation	872,110
4,755	Loews Corporation — Carolina Group	405,602	6,283	Willis Group Holdings, Ltd.	238,566
5,489	Reynolds American, Inc. *	362,054	5,825	XL Capital, Ltd.	293,056

19,633	Safeway, Inc.	671,645		Total Financials	20,438,086

6,575	Smithfield Foods, Inc. #	190,149
48,134	SUPERVALU, Inc.	1,805,988	Health Care (3.6%)

	Total Consumer Staples	7,146,383	4,621	Coventry Health Care, Inc. #	273,794

			17,270	Edwards Lifesciences Corporation #	794,247
Energy (13.8%)			5,025	Health Net, Inc. #	242,708
45,774	Hess Corporation	4,616,763	34,939	IMS Health, Inc.	804,995
14,338	Oil States International, Inc. #	489,213	6,236	Laboratory Corporation of
65,721	Range Resources Corporation	3,375,431		America Holdings #	471,005
5,370	Smith International, Inc.	396,574	32,316	PerkinElmer, Inc.	840,862

12,837	W-H Energy Services, Inc. #	721,568		Total Health Care	3,427,611

97,960	Williams Companies, Inc.	3,505,009

	Total Energy	13,104,558	Industrials (10.2%)

			4,596	Alliant Techsystems, Inc. #*	522,841
Financials (21.5%)			98,130	Allied Waste Industries, Inc. #	1,081,393
16,008	Ambac Financial Group, Inc. *	412,526	4,751	Chicago Bridge and Iron Company	287,150
32,387	Apartment Investment &		10,901	Cooper Industries, Ltd.	576,445
	Management Company *	1,124,801	10,192	Eaton Corporation	988,114
13,528	Assurant, Inc.	905,023	13,054	JB Hunt Transport Services, Inc. *	359,638
19,886	Astoria Financial Corporation	462,747	14,562	KBR, Inc. #	565,006
14,204	Brandywine Realty Trust	254,678	23,742	Landstar System, Inc.	1,000,725
5,611	Camden Property Trust	270,170	17,819	Lennox International, Inc.	738,063
18,285	CIT Group, Inc.	439,389	10,399	Monster Worldwide, Inc. #	336,928
13,812	Comerica, Inc.	601,236	2,698	Norfolk Southern Corporation	136,087
15,030	Commerce Bancshares, Inc.	674,259	15,859	Parker-Hannifin Corporation	1,194,341

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

Partner Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value

Industrials — continued			Telecommunications Services (3.4%)
14,980	Rockwell Collins, Inc.	$1,078,111	94,327	Cincinnati Bell, Inc. #*	$448,053
17,271	Ryder System, Inc.	811,910	33,405	Embarq Corporation	1,654,550

	Total Industrials	9,676,752	160,574	Qwest Communications

				International, Inc. #*	1,125,624

Information Technology (6.5%)				Total Telecommunications Services	3,228,227
43,414	Activision, Inc. #	1,289,396
39,421	Amphenol Corporation	1,827,952	Utilities (15.4%)
17,552	Lexmark International, Inc. #	611,863	19,188	American Electric Power
36,135	Seagate Technology	921,442		Company, Inc.	893,393
23,116	Tessera Technologies, Inc. #	961,626	17,603	CMS Energy Corporation *	305,940
34,202	Xerox Corporation	553,730	3,961	Constellation Energy Group, Inc.	406,121

	Total Information Technology	6,166,009	58,231	DPL, Inc. *	1,726,549

			29,984	Edison International, Inc.	1,600,246
Materials (7.0%)			21,639	Entergy Corporation	2,586,293
7,375	Airgas, Inc.	384,311	17,054	Equitable Resources, Inc.	908,637
9,978	Albemarle Corporation	411,592	18,474	FirstEnergy Corporation	1,336,409
18,773	Celanese Corporation	794,473	30,959	PG&E Corporation	1,334,023
27,672	Commercial Metals Company	812,173	48,963	PPL Corporation	2,550,483
7,982	Cytec Industries, Inc.	491,532	2,113	SCANA Corporation	89,063
29,178	International Paper Company	944,784	17,341	Wisconsin Energy Corporation	844,680

18,974	Nucor Corporation	1,123,640		Total Utilities	14,581,837

13,731	Rockwood Holdings, Inc. #	456,144

8,570	Rohm and Haas Company	454,810		Total Common Stock
7,595	Steel Dynamics, Inc.	452,434		(cost $88,867,654)	93,168,797

2,651	United States Steel Corporation	320,532

	Total Materials	6,646,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

Partner Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (10.5%)	Rate (+)	Date	Value

9,987,928	Thrivent Financial Securities Lending Trust	5.000%	N/A	$9,987,928

	Total Collateral Held for Securities Loaned
	(cost $9,987,928)			9,987,928

		Interest	Maturity
Shares	Short-Term Investments (3.8%)	Rate (+)	Date	Value

3,632,429	Thrivent Money Market Portfolio	4.930%	N/A	$3,632,429

	Total Short-Term Investments (at amortized cost)			3,632,429

	Total Investments (cost $102,488,011) 112.4%			$106,789,154

	Other Assets and Liabilities, Net (12.4%)			(11,769,145)

	Total Net Assets 100.0%			$95,020,009

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,205,997
Gross unrealized depreciation	(6,658,039)

Net unrealized appreciation (depreciation)	$3,547,958
Cost for federal income tax purposes	$103,241,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (93.6%)	Value	Shares	Common Stock (93.6%)	Value

Consumer Discretionary (10.0%)			27,400	Protective Life Corporation	$1,123,948
16,300	Apollo Group, Inc. #	$1,143,445	53,800	Rayonier, Inc. REIT *	2,541,512
168,200	Burger King Holdings, Inc.	4,795,382	40,700	SEI Investments Company	1,309,319
21,900	DeVry, Inc. *	1,137,924	78,800	Strategic Hotel Capital, Inc. *	1,318,324
87,200	International Game Technology	3,830,696	251,600	U-Store-It Trust	2,304,656
227,100	Royal Caribbean Cruises, Ltd. *	9,638,124	71,900	W.R. Berkley Corporation	2,143,339
202,600	Scientific Games Corporation #*	6,736,450	42,800	Westamerica Bancorporation *	1,906,740
828,400	Service Corporation International	11,639,020	37,700	Zions Bancorporation *	1,760,213

	Total Consumer Discretionary	38,921,041		Total Financials	60,935,405

Consumer Staples (12.5%)			Health Care (10.5%)
24,100	Central European Distribution		40,400	Advanced Medical Optics, Inc. #*	991,012
	Corporation #	1,399,728	82,800	Applera Corporation (Celera Group) #	1,314,036
34,900	Church & Dwight Company, Inc.	1,887,043	32,400	Beckman Coulter, Inc.	2,358,720
142,900	Clorox Company	9,312,793	36,400	BioMarin Pharmaceutical, Inc. #*	1,288,560
161,700	Coca-Cola Enterprises, Inc.	4,209,051	23,000	C.R. Bard, Inc.	2,180,400
248,100	H.J. Heinz Company	11,581,308	29,000	Cephalon, Inc. #*	2,081,040
88,400	Kroger Company	2,361,164	42,700	Community Health Systems, Inc. #	1,573,922
51,400	McCormick & Company, Inc.	1,948,574	37,800	Coventry Health Care, Inc. #	2,239,650
165,500	Safeway, Inc.	5,661,755	22,500	DaVita, Inc. #	1,267,875
171,800	TreeHouse Foods, Inc. #	3,949,682	45,800	Endo Pharmaceutical Holdings, Inc. #	1,221,486
109,400	UST, Inc. *	5,995,120	31,000	Hologic, Inc. #*	2,127,840

	Total Consumer Staples	48,306,218	131,600	Human Genome Sciences, Inc. #*	1,373,904

			41,300	ImClone Systems, Inc. #	1,775,900
Energy (0.9%)			13,200	Intuitive Surgical, Inc. #	4,283,400
94,200	Willbros Group, Inc. #*	3,606,918	21,200	Invitrogen Corporation #	1,980,292

	Total Energy	3,606,918	44,300	LifePoint Hospitals, Inc. #	1,317,482

			107,700	Millennium Pharmaceuticals, Inc. #*	1,613,346
Financials (15.7%)			26,800	ResMed, Inc. #	1,407,804
17,550	Affiliated Managers Group, Inc. #*	2,061,423	43,200	Sepracor, Inc. #	1,134,000
79,900	Ambac Financial Group, Inc. *	2,059,023	23,400	Shire Pharmaceuticals Group plc ADR	1,613,430
39,500	Assurant, Inc.	2,642,550	49,800	STERIS Corporation	1,436,232
21,200	Bear Stearns Companies, Inc. *	1,870,900	34,200	Varian Medical Systems, Inc. #	1,783,872
64,900	Brown & Brown, Inc.	1,525,150	13,000	Ventana Medical Systems, Inc. #	1,133,990
30,600	City National Corporation *	1,822,230	54,300	Vertex Pharmaceuticals, Inc. #*	1,261,389

140,600	Colonial BancGroup, Inc.	1,903,724		Total Health Care	40,759,582

31,920	Commerce Bancshares, Inc.	1,431,931
44,700	Cousins Properties, Inc. *	987,870	Industrials (2.6%)
37,500	Cullen/Frost Bankers, Inc.	1,899,750	178,300	Hub Group, Inc. #	4,739,214
21,500	Eaton Vance Corporation	976,315	91,100	Stericycle, Inc. #*	5,411,340

25,800	Endurance Specialty Holdings, Ltd.	1,076,634		Total Industrials	10,150,554

81,400	Equity One, Inc. *	1,874,642
50,400	General Growth Properties, Inc.	2,075,472	Information Technology (12.4%)
211,400	HCC Insurance Holdings, Inc.	6,062,952	659,300	Atmel Corporation #	2,848,176
80,200	Jefferies Group, Inc. *	1,848,610	135,900	Brocade Communications #	997,506
93,400	MGIC Investment Corporation *	2,094,962	92,800	Cadence Design Systems, Inc. #*	1,578,528
432,100	New York Community Bancorp, Inc. *	7,596,318	31,600	CIENA Corporation #*	1,077,876
33,600	PartnerRe, Ltd. *	2,773,008	321,700	Compuware Corporation #	2,856,696
49,400	Philadelphia Consolidated		29,500	Data Domain, Inc. #*	777,030
	Holding Corporation #	1,943,890	31,000	DealerTrack Holdings, Inc. #	1,037,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (93.6%)	Value	Shares	Common Stock (93.6%)	Value

Information Technology — continued			Telecommunications Services (0.5%)
14,700	DST Systems, Inc. #	$1,213,485	385,100	Cincinnati Bell, Inc. #*	$1,829,225

46,200	Electronic Arts, Inc. #*	2,698,542		Total Telecommunications
123,700	Emulex Corporation #	2,018,784		Services	1,829,225

33,500	F5 Networks, Inc. #	955,420
109,900	Fair Isaac Corporation *	3,533,285	Utilities (10.2%)
40,100	FormFactor, Inc. #*	1,327,310	171,100	AGL Resources, Inc.	6,440,204
59,600	Foundry Networks, Inc. #	1,044,192	537,300	CMS Energy Corporation *	9,338,274
31,200	Harris Corporation	1,955,616	67,100	Hawaiian Electric
136,000	Integrated Device Technology, Inc. #	1,538,160		Industries, Inc. *	1,527,867
152,700	Juniper Networks, Inc. #*	5,069,640	69,100	Nicor, Inc. *	2,926,385
21,300	Lam Research Corporation #	920,799	90,500	SCANA Corporation *	3,814,575
97,100	McAfee, Inc. #	3,641,250	182,300	Sierra Pacific Resources	3,095,454
55,600	NVIDIA Corporation #	1,891,512	86,600	Vectren Corporation	2,512,266
55,100	Paychex, Inc.	1,995,722	207,000	Wisconsin Energy Corporation	10,082,970

35,800	Polycom, Inc. #	994,524		Total Utilities	39,737,995

115,500	Synopsys, Inc. #	2,994,915

190,100	Teradyne, Inc. #	1,965,634		Total Common Stock
106,500	Wind River Systems, Inc. #	951,045		(cost $342,332,073)	363,023,803

	Total Information Technology	47,883,217

Materials (18.3%)
583,600	Crown Holdings, Inc. #	14,969,340
380,000	Owens-Illinois, Inc. #*	18,810,000
689,597	Pactiv Corporation #	18,363,968
74,200	Sigma-Aldrich Corporation	4,051,320
283,000	Silgan Holdings, Inc.	14,699,020

	Total Materials	70,893,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.0%)	Rate (+)	Date	Value

97,177,855	Thrivent Financial Securities Lending Trust	5.000%	N/A	$97,177,855

	Total Collateral Held for Securities Loaned
	(cost $97,177,855)			97,177,855

		Interest	Maturity
Shares	Short-Term Investments (6.5%)	Rate (+)	Date	Value

25,108,727	Thrivent Money Market Portfolio	4.930%	N/A	$25,108,727

	Total Short-Term Investments (at amortized cost)			25,108,727

	Total Investments (cost $464,618,655) 125.1%			$485,310,385

	Other Assets and Liabilities, Net (25.1%)			(97,363,871)

	Total Net Assets 100.0%			$387,946,514

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,722,503
Gross unrealized depreciation	(13,989,417)

Net unrealized appreciation (depreciation)	$19,733,086
Cost for federal income tax purposes	$465,577,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Consumer Discretionary (12.3%)			3,000	Media General, Inc.	$63,750
6,133	99 Cents Only Stores #*	$48,819	4,160	Modine Manufacturing Company	68,682
12,800	Advance Auto Parts, Inc.	486,272	7,070	Mohawk Industries, Inc. #*	526,008
8,500	Aeropostale, Inc. #	225,250	6,200	Netflix, Inc. #*	165,044
27,180	American Eagle Outfitters, Inc.	564,529	700	NVR, Inc. #	366,800
7,200	American Greetings Corporation	146,160	14,600	O’Reilly Automotive, Inc. #	473,478
7,850	AnnTaylor Stores Corporation #	200,646	8,900	Pacific Sunwear of California, Inc. #	125,579
9,230	ArvinMeritor, Inc. *	108,268	16,300	PETsMART, Inc. *	383,539
6,070	Barnes & Noble, Inc.	209,112	7,100	Phillips-Van Heusen Corporation	261,706
11,310	Belo Corporation	197,246	5,600	Regis Corporation	156,576
3,130	Blyth, Inc.	68,672	8,500	Rent-A-Center, Inc. #*	123,420
4,210	Bob Evans Farms, Inc.	113,375	17,160	Ross Stores, Inc.	438,781
7,500	Borders Group, Inc. *	79,875	6,700	Ruby Tuesday, Inc. *	65,325
14,720	BorgWarner, Inc.	712,595	5,300	Ryland Group, Inc. *	146,015
7,200	Boyd Gaming Corporation	245,304	17,950	Saks, Inc. #*	372,642
13,355	Brinker International, Inc.	261,224	3,410	Scholastic Corporation #*	118,975
8,460	Callaway Golf Company	147,458	8,200	Scientific Games Corporation #	272,650
11,500	Career Education Corporation #*	289,110	36,600	Service Corporation International	514,230
27,700	CarMax, Inc. #*	547,075	8,420	Sotheby’s Holdings, Inc.	320,802
3,100	CBRL Group, Inc.	100,409	1,800	Strayer Education, Inc.	307,044
14,800	Charming Shoppes, Inc. #	80,068	4,500	Thor Industries, Inc. *	171,045
9,000	Cheesecake Factory, Inc. #*	213,390	6,400	Timberland Company #	115,712
22,300	Chico’s FAS, Inc. #	201,369	16,100	Toll Brothers, Inc. #*	322,966
4,100	Chipotle Mexican Grill, Inc. #*	602,987	7,800	Tupperware Corporation	257,634
7,600	Coldwater Creek, Inc. #*	50,844	14,300	Urban Outfitters, Inc. #	389,818
8,300	Collective Brands, Inc. #	144,337	6,080	Valassis Communications, Inc. #*	71,075
10,700	Corinthian Colleges, Inc. #	164,780	5,700	Warnaco Group, Inc. #	198,360
7,520	DeVry, Inc.	390,739	11,180	Williams-Sonoma, Inc. *	289,562

10,600	Dick’s Sporting Goods, Inc. #*	294,256		Total Consumer Discretionary	18,026,099

11,660	Dollar Tree Stores, Inc. #	302,227
3,500	Entercom Communications Corporation	47,915	Consumer Staples (3.2%)
19,600	Foot Locker, Inc.	267,736	10,800	Alberto-Culver Company	265,032
6,240	Furniture Brands		8,240	BJ’s Wholesale Club, Inc. #	278,759
	International, Inc. *	62,774	8,410	Church & Dwight Company, Inc.	454,729
18,320	Gentex Corporation *	325,546	9,500	Corn Products International, Inc.	349,125
6,100	Getty Images, Inc. #	176,900	7,250	Energizer Holdings, Inc. #	812,942
6,900	Guess ?, Inc.	261,441	7,600	Hansen Natural Corporation #*	336,604
12,100	Hanesbrands, Inc. #	328,757	9,330	Hormel Foods Corporation	377,678
6,100	Harte-Hanks, Inc.	105,530	7,376	J.M. Smucker Company	379,421
4,800	Hovnanian Enterprises, Inc. #*	34,416	2,740	Lancaster Colony Corporation	108,778
4,070	International Speedway Corporation	167,603	7,100	NBTY, Inc. #	194,540
3,800	ITT Educational Services, Inc. #	324,026	7,610	PepsiAmericas, Inc.	253,565
5,700	John Wiley and Sons, Inc.	244,131	4,810	Ruddick Corporation	166,763
10,000	Lamar Advertising Company *	480,700	14,800	Smithfield Foods, Inc. #	428,016
9,800	Lear Corporation #	271,068	3,542	Tootsie Roll Industries, Inc. *	97,119
5,190	Lee Enterprises, Inc.	76,034	3,640	Universal Corporation	186,441

4,200	Life Time Fitness, Inc. #*	208,656		Total Consumer Staples	4,689,512

4,500	M.D.C. Holdings, Inc.	167,085
4,100	Matthews International Corporation	192,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Energy (9.7%)			27,405	Fidelity National Financial, Inc. *	$400,387
18,100	Arch Coal, Inc.	$813,233	11,600	First American Corporation	395,792
4,300	Bill Barrett Corporation #*	180,041	3,200	First Community Bancorp, Inc. *	131,968
27,720	Cameron International Corporation #‡	1,334,164	13,500	First Niagara Financial Group, Inc.	162,540
10,400	Cimarex Energy Company	442,312	10,380	FirstMerit Corporation	207,704
31,000	Denbury Resources, Inc. #	922,250	6,670	Hanover Insurance Group, Inc.	305,486
6,800	Encore Acquisition Company #	226,916	14,550	HCC Insurance Holdings, Inc.	417,294
8,278	Exterran Holdings, Inc. #*	677,140	10,700	Health Care REIT, Inc. *	478,183
16,500	FMC Technologies, Inc. #	935,550	7,400	Highwoods Properties, Inc. *	217,412
11,100	Forest Oil Corporation #	564,324	5,660	Horace Mann Educators Corporation	107,200
13,500	Frontier Oil Corporation	547,830	12,100	Hospitality Properties Trust	389,862
16,060	Grant Prideco, Inc. #	891,491	10,200	IndyMac Bancorp, Inc. *	60,690
13,080	Helmerich & Payne, Inc.	524,116	14,200	Jefferies Group, Inc.	327,310
16,600	Newfield Exploration Company #	874,820	4,700	Jones Lang LaSalle, Inc.	334,452
3,600	Overseas Shipholding Group, Inc.	267,948	11,600	Liberty Property Trust	334,196
19,600	Patterson-UTI Energy, Inc.	382,592	9,200	Macerich Company	653,752
15,100	Pioneer Natural Resources Company	737,484	8,800	Mack-Cali Realty Corporation	299,200
14,340	Plains Exploration &		4,700	Mercury General Corporation	234,107
	Production Company #	774,355	11,800	Nationwide Health Properties, Inc. *	370,520
21,120	Pride International, Inc. #	715,968	41,111	New York Community Bancorp, Inc. *	722,731
6,500	Quicksilver Resources, Inc. #*	387,335	29,350	Old Republic International Corporation	452,284
21,600	Southwestern Energy Company #	1,203,552	10,280	PMI Group, Inc.	136,518
10,300	Superior Energy Services, Inc. #	354,526	5,107	Potlatch Corporation	226,955
7,000	Tidewater, Inc. *	384,020	9,070	Protective Life Corporation	372,051

	Total Energy	14,141,967	10,220	Radian Group, Inc. *	119,370

			12,025	Raymond James Financial, Inc.	392,736
Financials (15.3%)			9,908	Rayonier, Inc. REIT *	468,054
4,100	Alexandria Real Estate Equities, Inc.	416,847	13,000	Realty Income Corporation *	351,260
12,600	AMB Property Corporation ‡	725,256	8,800	Regency Centers Corporation	567,512
9,335	American Financial Group, Inc.	269,595	16,140	SEI Investments Company	519,224
14,490	AmeriCredit Corporation #*	185,327	6,300	StanCorp Financial Group, Inc.	317,394
11,900	Arthur J. Gallagher & Company	287,861	4,230	SVB Financial Group #	213,192
16,193	Associated Banc-Corp	438,668	48,500	Synovus Financial Corporation #	494,215
10,570	Astoria Financial Corporation	245,964	13,920	TCF Financial Corporation	249,586
6,400	Bank of Hawaii Corporation	327,296	17,100	UDR, Inc. *	339,435
6,400	BRE Properties, Inc. *	259,392	6,600	Unitrin, Inc.	316,734
14,400	Brown & Brown, Inc.	338,400	20,475	W.R. Berkley Corporation	610,360
7,000	Camden Property Trust	337,050	10,540	Waddell & Reed Financial, Inc.	380,389
6,500	Cathay General Bancorp *	172,185	11,227	Washington Federal, Inc.	237,002
5,320	City National Corporation *	316,806	6,830	Webster Financial Corporation	218,355
20,000	Colonial BancGroup, Inc.	270,800	9,700	Weingarten Realty Investors	304,968
5,600	Commerce Group, Inc.	201,488	3,920	Westamerica Bancorporation *	174,636
4,900	Cousins Properties, Inc. *	108,290	8,780	Wilmington Trust Corporation	309,056

7,600	Cullen/Frost Bankers, Inc.	385,016		Total Financials	22,301,743

18,500	Duke Realty Corporation	482,480
15,700	Eaton Vance Corporation	712,937	Health Care (12.6%)
4,800	Equity One, Inc.	110,544	7,606	Advanced Medical Optics, Inc. #*	186,575
8,010	Everest Re Group, Ltd.	804,204	8,700	Affymetrix, Inc. #*	201,318
7,100	Federal Realty Investment Trust	583,265	5,670	Apria Healthcare Group, Inc. #	122,302

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Health Care — continued			4,100	Alliant Techsystems, Inc. #*	$466,416
7,930	Beckman Coulter, Inc.	$577,304	13,570	AMETEK, Inc.	635,619
8,500	Cephalon, Inc. #*	609,960	13,120	Avis Budget Group, Inc. #	170,560
8,400	Cerner Corporation #*	473,760	11,700	BE Aerospace, Inc. #	618,930
8,600	Charles River Laboratories		6,160	Brink’s Company	367,998
	International, Inc. #	565,880	7,840	Carlisle Companies, Inc.	290,315
12,100	Community Health Systems, Inc. #	446,006	9,086	ChoicePoint, Inc. #	330,912
8,110	Covance, Inc. #	702,488	5,830	Con-way, Inc.	242,178
19,280	Dentsply International, Inc.	867,986	8,900	Copart, Inc. #	378,695
7,120	Edwards Lifesciences Corporation #	327,449	4,600	Corporate Executive Board Company	276,460
17,000	Endo Pharmaceutical Holdings, Inc. #	453,390	6,600	Crane Company	283,140
6,800	Gen-Probe, Inc. #	427,924	6,700	Deluxe Corporation	220,363
30,800	Health Management Associates, Inc.	184,184	9,100	Donaldson Company, Inc.	422,058
14,080	Health Net, Inc. #	680,064	5,200	DRS Technologies, Inc.	282,204
11,300	Henry Schein, Inc. #	693,820	7,420	Dun & Bradstreet Corporation	657,635
7,950	Hillenbrand Industries, Inc.	443,054	15,960	Fastenal Company *	645,103
15,900	Hologic, Inc. #*	1,091,376	6,200	Federal Signal Corporation	69,564
4,800	Intuitive Surgical, Inc. #	1,557,601	7,230	Flowserve Corporation	695,526
5,900	Invitrogen Corporation #	551,119	6,120	GATX Corporation	224,482
3,800	Kindred Healthcare, Inc. #	94,924	8,000	Graco, Inc.	298,080
6,800	Kinetic Concepts, Inc. #	364,208	4,560	Granite Construction, Inc.	164,981
7,300	LifePoint Hospitals, Inc. #	217,102	10,700	Harsco Corporation	685,549
10,120	Lincare Holdings, Inc. #	355,819	7,690	Herman Miller, Inc.	249,079
7,100	Medicis Pharmaceutical Corporation *	184,387	5,830	HNI Corporation *	204,400
40,947	Millennium Pharmaceuticals, Inc. #	613,386	7,330	Hubbell, Inc.	378,228
15,420	Omnicare, Inc.	351,730	10,300	IDEX Corporation	372,139
4,300	Par Pharmaceutical Companies, Inc. #	103,200	11,140	JB Hunt Transport Services, Inc. *	306,907
14,860	PDL BioPharma, Inc. #	260,347	22,875	JetBlue Airways Corporation #*	134,962
9,850	Perrigo Company	344,848	13,650	Joy Global, Inc.	898,443
13,300	Pharmaceutical Product		9,800	Kansas City Southern, Inc. #	336,434
	Development, Inc.	536,921	21,500	KBR, Inc. #	834,200
6,900	Psychiatric Solutions, Inc. #	224,250	3,120	Kelly Services, Inc.	58,219
9,800	ResMed, Inc. #	514,794	9,940	Kennametal, Inc.	376,328
14,150	Sepracor, Inc. #	371,438	5,840	Korn/Ferry International #	109,909
8,000	STERIS Corporation	230,720	5,500	Lincoln Electric Holdings, Inc.	391,490
5,100	Techne Corporation #	336,855	10,270	Manpower, Inc.	584,363
6,800	Universal Health Services, Inc.	348,160	3,800	Mine Safety Appliances Company *	197,106
11,610	Valeant Pharmaceuticals International #	138,972	6,000	MSC Industrial Direct Company, Inc.	242,820
3,900	Varian, Inc. #	254,670	5,800	Navigant Consulting, Inc. #*	79,286
10,700	VCA Antech, Inc. #	473,261	4,290	Nordson Corporation	248,648
3,700	Ventana Medical Systems, Inc. #	322,751	9,400	Oshkosh Truck Corporation	444,244
16,720	Vertex Pharmaceuticals, Inc. #*	388,406	12,560	Pentair, Inc.	437,214
5,300	Wellcare Health Plans, Inc. #	224,773	21,710	Quanta Services, Inc. #	569,670

	Total Health Care	18,419,482	20,400	Republic Services, Inc.	639,540

			5,548	Rollins, Inc.	106,522
Industrials (15.3%)			11,200	Roper Industries, Inc. *	700,448
11,630	AGCO Corporation #*	790,607	6,660	SPX Corporation	684,981
11,700	AirTran Holdings, Inc. #*	83,772	11,100	Stericycle, Inc. #	659,340
5,140	Alaska Air Group, Inc. #	128,551	5,040	Teleflex, Inc.	317,570
5,560	Alexander & Baldwin, Inc.	287,230	6,500	Thomas & Betts Corporation #	318,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Industrials — continued			10,780	KEMET Corporation #	$71,471
12,100	Timken Company	$397,485	17,100	Lam Research Corporation #	739,233
10,295	Trinity Industries, Inc. *	285,789	6,740	Macrovision Corporation #*	123,544
9,520	United Rentals, Inc. #	174,787	20,220	McAfee, Inc. #	758,250
10,100	URS Corporation #	548,733	11,370	Mentor Graphics Corporation #	122,569
6,100	Wabtec Corporation	210,084	10,800	Metavante Technologies, Inc. #	251,856
5,800	Werner Enterprises, Inc. *	98,774	10,500	MoneyGram International, Inc. *	161,385
7,100	YRC Worldwide, Inc. #*	121,339	12,860	MPS Group, Inc. #	140,688

	Total Industrials	22,435,169	7,275	National Instruments Corporation	242,476

			23,000	NCR Corporation #	577,300
Information Technology (14.7%)			9,700	NeuStar, Inc. #*	278,196
50,400	3Com Corporation #	227,808	13,300	Palm, Inc. *	84,322
4,620	ACI Worldwide, Inc. #	87,965	14,700	Parametric Technology Corporation #	262,395
36,988	Activision, Inc. #‡	1,098,544	6,140	Plantronics, Inc.	159,640
8,990	Acxiom Corporation	105,453	11,520	Polycom, Inc. #	320,026
14,900	ADC Telecommunications, Inc. #	231,695	36,840	RF Micro Devices, Inc. #	210,356
7,480	ADTRAN, Inc.	159,922	8,090	Semtech Corporation #	125,557
2,200	Advent Software, Inc. #*	119,020	7,100	Silicon Laboratories, Inc. #	265,753
10,000	Alliance Data Systems Corporation #*	749,900	5,500	SRA International, Inc. #	161,975
22,600	Amphenol Corporation	1,047,962	11,380	Sybase, Inc. #	296,904
15,670	Arrow Electronics, Inc. #	615,518	18,380	Synopsys, Inc. #‡	476,593
57,020	Atmel Corporation #	246,326	6,980	Tech Data Corporation #	263,286
19,020	Avnet, Inc. #	665,129	17,952	TriQuint Semiconductor, Inc. #	119,022
6,480	Avocent Corporation #	151,049	12,400	ValueClick, Inc. #	271,560
17,700	Broadridge Financial Solutions, LLC	397,011	23,420	Vishay Intertechnology, Inc. #	267,222
34,080	Cadence Design Systems, Inc. #‡	579,701	27,900	Western Digital Corporation #	842,859
8,375	CommScope, Inc. #*	412,112	9,750	Wind River Systems, Inc. #	87,068
10,800	Cree, Inc. #*	296,676	8,600	Zebra Technologies Corporation #	298,420

4,670	CSG Systems International, Inc. #	68,742		Total Information Technology	21,471,880

20,160	Cypress Semiconductor Corporation #	726,365
8,430	Diebold, Inc.	244,301	Materials (7.0%)
5,100	Digital River, Inc. #	168,657	10,390	Airgas, Inc.	541,423
6,510	DST Systems, Inc. #	537,400	10,020	Albemarle Corporation	413,325
5,170	Dycom Industries, Inc. #	137,780	8,290	Cabot Corporation	276,389
10,700	F5 Networks, Inc. #	305,164	6,200	Carpenter Technology Corporation	466,054
6,350	Fair Isaac Corporation *	204,152	6,100	CF Industries Holdings, Inc.	671,366
15,800	Fairchild Semiconductor		30,600	Chemtura Corporation	238,680
	International, Inc. #	227,994	5,300	Cleveland-Cliffs, Inc. *	534,240
17,700	Foundry Networks, Inc. #	310,104	15,100	Commercial Metals Company	443,185
8,800	Gartner Group, Inc. #	154,528	5,360	Cytec Industries, Inc.	330,069
10,000	Global Payments, Inc.	465,200	5,700	Ferro Corporation	118,161
17,400	Harris Corporation ‡	1,090,632	9,600	FMC Corporation	523,680
4,210	Imation Corporation	88,410	13,200	Louisiana-Pacific Corporation	180,576
18,600	Ingram Micro, Inc. #	335,544	8,760	Lubrizol Corporation	474,442
24,150	Integrated Device		5,320	Martin Marietta Materials, Inc. *	705,432
	Technology, Inc. #	273,136	2,580	Minerals Technologies, Inc.	172,731
9,150	International Rectifier		9,400	Olin Corporation	181,702
	Corporation #*	310,826	11,800	Packaging Corporation of America	332,760
16,600	Intersil Corporation	406,368	8,200	Reliance Steel & Aluminum Company	444,440
10,060	Jack Henry & Associates, Inc.	244,860	15,400	RPM International, Inc.	312,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Materials — continued			9,200	Energen Corporation	$590,916
5,600	Scotts Company	$209,552	20,250	Energy East Corporation	551,002
6,130	Sensient Technologies Corporation	173,356	15,500	Equitable Resources, Inc.	825,840
12,580	Sonoco Products Company	411,114	11,050	Great Plains Energy, Inc. *	323,986
12,200	Steel Dynamics, Inc.	726,754	10,580	Hawaiian Electric Industries, Inc. *	240,907
13,700	Temple-Inland, Inc.	285,645	5,730	IDACORP, Inc. *	201,811
11,800	Terra Industries, Inc. #*	563,568	23,125	MDU Resources Group, Inc.	638,481
12,760	Valspar Corporation	287,610	10,700	National Fuel Gas Company *	499,476
1	Vulcan Materials Company	69	19,770	Northeast Utilities Service Company	618,999
8,300	Worthington Industries, Inc. *	148,404	13,740	NSTAR *	497,663

	Total Materials	10,167,347	11,790	OGE Energy Corporation	427,859

			13,100	ONEOK, Inc.	586,487
Telecommunications Services (0.7%)			9,875	PNM Resources, Inc.	211,819
31,510	Cincinnati Bell, Inc. #*	149,672	14,960	Puget Energy, Inc.	410,353
13,420	Telephone and Data Systems, Inc. *	840,092	14,930	SCANA Corporation	629,300

	Total Telecommunications		29,700	Sierra Pacific Resources	504,306
	Services	989,764	9,890	Vectren Corporation	286,909

			11,820	Westar Energy, Inc. *	306,611
Utilities (7.8%)			6,410	WGL Holdings, Inc.	209,992
9,780	AGL Resources, Inc.	368,119	14,870	Wisconsin Energy Corporation	724,318

14,100	Alliant Energy Corporation ‡	573,729		Total Utilities	11,414,058

16,966	Aqua America, Inc. *	359,679

47,880	Aquila, Inc. #‡	178,592		Total Common Stock
4,900	Black Hills Corporation	216,090		(cost $110,004,975)	144,057,021

14,530	DPL, Inc. *	430,814

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (18.4%)	Rate (+)	Date	Value

26,957,577	Thrivent Financial Securities Lending Trust	5.000%	N/A	$26,957,577

	Total Collateral Held for Securities Loaned
	(cost $26,957,577)			26,957,577

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.7%)	Rate (+)	Date	Value

$300,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$295,410
2,210,657	Thrivent Money Market Portfolio	4.930	N/A	2,210,657

	Total Short-Term Investments (cost $2,506,119)			2,506,067

	Total Investments (cost $139,468,671) 118.7%			$173,520,665

	Other Assets and Liabilities, Net (18.7%)			(27,338,166)

	Total Net Assets 100.0%			$146,182,499

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Mini-Futures	25	March 2008	$2,189,949	$2,162,000	($27,949)
Total Futures					($27,949)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2007, $295,410 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $4,974,279 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$42,133,857
Gross unrealized depreciation	(9,640,241)

Net unrealized appreciation (depreciation)	$32,493,616
Cost for federal income tax purposes	$141,027,049

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value ^	Shares	Common Stock (97.7%)	Value ^

Australia (4.3%)			70,900	Research In Motion, Ltd. #	$8,085,617
117,375	Babcock & Brown, Ltd. *	$2,760,904	68,900	Suncor Energy, Inc. #	7,532,927

317,517	BHP Billiton, Ltd. *	11,099,657		Total Canada	63,534,151

93,705	Caltex Australia, Ltd.	1,582,322
46,822	Cochlear, Ltd.	3,061,034	Denmark (0.6%)
112,675	CSL, Ltd.	3,569,489	23,275	Carlsberg International AS - B	2,801,969
24,625	Incitec Pivot, Ltd. *	2,514,182	93,166	Novo Nordisk AS	6,081,945

79,065	Leighton Holdings, Ltd. *	4,183,537		Total Denmark	8,883,914

42,641	Macquarie Group, Ltd. *	2,852,967
55,060	Rio Tinto, Ltd. *	6,405,249	Finland (1.2%)
404,316	Seek, Ltd. *	2,810,190	54,237	Konecranes Oyj	1,847,468
449,700	Westpac Banking Corporation	10,935,224	407,000	Nokia Oyj	15,635,167

192,396	Woolworths, Ltd.	5,705,642		Total Finland	17,482,635

109,174	WorleyParsons, Ltd.	4,918,169

	Total Australia	62,398,566	France (5.7%)

			20,034	Alstom	4,302,975
Austria (0.3%)			31,563	Arkema #	2,072,960
52,252	Voestalpine AG	3,744,666	406,200	Axa SA	16,194,018

	Total Austria	3,744,666	50,747	Bouygues SA	4,216,542

			22,265	Michelin Class B	2,545,410
Belgium (0.5%)			21,284	Nexans SA	2,659,358
52,546	InBev NV	4,368,009	124,800	Schneider Electric SA	16,902,646
24,567	KBC Groep NV	3,457,759	37,232	UBISOFT Entertainment SA #*	3,779,549

	Total Belgium	7,825,768	12,637	Unibail-Rodamco	2,769,036

			73,096	Vinci SA	5,405,631
Bermuda (0.1%)			473,580	Vivendi Universal SA	21,742,515

713,000	GOME Electrical Appliances			Total France	82,590,640

	Holdings, Ltd.	1,797,798

	Total Bermuda	1,797,798	Germany (10.3%)

			303,313	Adidas AG	22,551,011
Brazil (0.9%)			58,904	BASF AG	8,734,619
280,000	Empresa Brasileira de Aeronautica		59,184	Bayer AG	5,412,169
	SA ADR *	12,765,200	212,163	Celesio AG	13,125,259

	Total Brazil	12,765,200	36,076	Continental AG	4,720,371

			24,729	DaimlerChrysler AG	2,396,627
Canada (4.4%)			38,483	Deutsche Boerse AG	7,594,839
55,000	Addax Petroleum Corporation	2,393,364	451,400	Deutsche Post AG-REG	15,498,925
71,100	Agrium, Inc. #	5,162,854	65,343	E.ON AG	13,890,861
144,600	Barrick Gold Corporation #	6,120,960	51,368	Fresenius Medical Care AG & Company	2,758,191
347,600	Bombardier, Inc. #	2,098,983	29,754	MAN AG	4,938,477
267,757	CGI Group, Inc. #	3,144,178	1,875	Porsche AG	3,786,288
117,700	EnCana Corporation #	8,049,392	20,304	Q-Cells AG #	2,881,319
34,600	First Quantum Minerals, Ltd.	2,982,190	20,552	RWE AG	2,881,478
78,000	Imperial Oil, Ltd. #*	4,316,474	20,080	Salzgitter AG	3,000,930
47,700	Petro-Canada #	2,573,480	53,342	SGL Carbon AG #	2,886,200
58,300	Potash Corporation of		201,164	Siemens AG	31,984,164

	Saskatchewan #	8,475,650		Total Germany	149,041,728

63,900	Power Corporation *	2,598,082

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value ^	Shares	Common Stock (97.7%)	Value ^

Greece (0.9%)			78,419	Matsuda Sangyo Company, Ltd.	$1,805,383
103,668	Alpha Bank AE	$3,753,933	255,000	Matsushita Electric Industrial
93,848	Coca-Cola Hellenic Bottling			Company, Ltd.	5,225,173
	Company SA	4,049,972	92,000	Mitsubishi Corporation	2,489,951
71,743	National Bank of Greece SA	4,919,566	1,455,000	Mitsubishi UFJ Financial

	Total Greece	12,723,471		Group, Inc.	13,720,541

			300,000	Mitsui Osk Lines, Ltd.	3,792,689
Hong Kong (1.3%)			785,150	Mitsui Sumitomo Insurance Company	7,601,937
298,000	Esprit Holdings, Ltd.	4,388,126	441,100	Nikon Corporation *	15,005,479
103,152	Hengan International Group		13,500	Nintendo Company, Ltd.	7,926,552
	Company, Ltd.	458,484	513,600	Nippon Sheet Glass Company	2,592,674
798,100	Swire Pacific, Ltd.	10,936,459	921,000	Nippon Steel Corporation	5,637,386
449,889	Vtech Holdings, Ltd.	3,198,606	144,968	Nisshinbo Industries, Inc. *	1,767,660

	Total Hong Kong	18,981,675	92,500	Nomura Research Institute, Ltd.	3,026,172

			83,000	Olympus Corporation	3,382,666
Italy (3.6%)			263,000	Shizuoka Bank, Ltd. *	2,884,699
241,475	Enel SPA	2,871,258	251,000	Sompo Japan Insurance, Inc.	2,250,901
406,200	Eni SPA	14,824,162	125,500	Sony Corporation *	6,837,601
548,800	Finmeccanica SPA	17,606,932	1,165,400	Sumitomo Corporation	16,305,551
107,903	Prysmian SPA #	2,670,031	161,000	Sumitomo Metal Mining
1,761,400	UniCredito Italiano SPA	14,487,515		Company, Ltd. *	2,721,950

	Total Italy	52,459,898	81,000	Sumitomo Realty & Development

				Company, Ltd.	1,980,942
			1,565,100	Sumitomo Trust and Banking
Japan (17.8%)				Company, Ltd.	10,315,177
64,000	Aisin Seiki Company, Ltd.	2,649,745	237,000	Takeda Pharmaceutical Company, Ltd.	13,845,741
301,000	Asahi Glass Company, Ltd. *	3,980,843	174,000	Tanabe Seiyaku Company, Ltd.	1,616,328
697,500	Bridgestone Corporation *	12,314,379	98,500	Tokai Rika Company, Ltd.	3,036,842
43,700	Canon, Inc. *	2,000,000	582,000	Toshiba Corporation	4,295,138
455	Central Japan Railway Company	3,867,515	229,700	Toyota Motor Corporation	12,233,526
225,000	Chiba Bank, Ltd.	1,810,433	69,500	Trend Micro, Inc. #	2,472,023
220,600	Daiichi Sankyo Company, Ltd.	6,787,618	203,500	Urban Corporation	2,685,783

73,600	Daikin Industries, Ltd.	4,105,120
300,400	Daito Trust Construction			Total Japan	257,519,291

	Company, Ltd.	16,480,551
904	Geo Corporation *	1,624,536	Luxembourg (0.3%)
85,700	Hitachi Construction Machinery		59,250	Oriflame Cosmetics SA	3,771,634

	Company, Ltd.	2,544,002		Total Luxembourg	3,771,634

695,000	Hitachi, Ltd.	5,163,399
47,000	IBIDEN Company, Ltd.	3,249,993	Netherlands (2.8%)
281,000	ITOCHU Corporation	2,711,549	114,956	Arcelor Mittal	8,910,771
600	Japan Tobacco, Inc.	3,547,648	104,500	ASML Holding NV #	3,299,312
54,500	Joint Corporation *	1,050,642	52,210	Furgo NV	4,032,146
211,000	Kawasaki Kisen Kaisha, Ltd. *	2,048,372	69,371	Heineken NV	4,479,967
568	KDDI Corporation	4,202,674	363,500	ING Groep NV	14,163,267
163,600	Komatsu, Ltd.	4,387,616	39,412	Koninklijke DSM NV	1,861,958
95,700	Kyocera Corporation	8,457,419	108,728	Unilever NV	3,994,562

88,200	Makita Corporation	3,687,380		Total Netherlands	40,741,983

484,000	Marubeni Corporation	3,391,392

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value ^	Shares	Common Stock (97.7%)	Value ^

Norway (2.2%)			393,457	Novartis AG	$21,516,141
174,600	DnB NOR ASA	$2,655,988	28,137	Phonak Holding AG	3,158,891
793,100	Norsk Hydro ASA	11,292,754	44,678	Roche Holding AG	7,722,953
505,075	Statoil ASA	15,581,804	13,091	Swatch Group AG	3,935,319
109,900	Tandberg ASA	2,269,147	177,500	Swiss Reinsurance Company	12,556,565

	Total Norway	31,799,693	13,668	Zurich Financial Services AG	4,011,196

				Total Switzerland	121,163,353

Singapore (3.1%)
650,000	Capitaland, Ltd.	2,796,422	Taiwan (1.0%)
327,000	City Developments, Ltd.	3,184,473	1,388,004	Taiwan Semiconductor Manufacturing
156,000	DBS Group Holdings, Ltd.	2,214,019		Company, Ltd. ADR *	13,824,520

1,370,000	Golden Agri-Resources, Ltd.	1,995,089		Total Taiwan	13,824,520

525,000	Keppel Land, Ltd.	2,626,678
7,390,450	Singapore Telecommunications, Ltd.	20,332,337	United Kingdom (18.5%)
847,600	United Overseas Bank, Ltd.	11,607,733	176,088	Aggreko plc	1,848,398

	Total Singapore	44,756,751	154,379	Anglo American plc	9,370,258

			289,268	AstraZeneca plc	12,449,924
South Korea (1.7%)			174,731	Autonomy Corporation plc #	3,071,078
90,500	LG Electronics, Inc. #	9,560,930	106,414	BG Group plc	2,441,316
24,534	Samsung Electronics Company, Ltd.	14,438,206	246,457	BHP Billiton plc	7,514,682

	Total South Korea	23,999,136	1,407,300	British Sky Broadcasting Group plc	17,309,454

			688,701	Centricia plc	4,905,213
Spain (5.9%)			165,502	Charter plc #	2,606,854
74,127	Actividades de Construccion y		75,551	Chemring Group plc	3,068,628
	Servicios SA	4,389,792	606,571	GAME GROUP plc	3,002,671
455,300	Banco Bilbao Vizcaya Argentaria SA *	11,083,360	882,847	GlaxoSmithKline plc	22,419,464
131,067	Banco Santander Central Hispano SA	2,830,645	48,704	Go-Ahead Group plc	2,406,932
49,560	Bolsas y Mercados Espanoles	3,367,609	1	Henderson Group plc	3
121,191	Grifols SA	2,720,348	115,441	Imperial Tobacco Group plc	6,243,350
736,000	Iberdrola SA *	11,149,539	462,403	International Power plc	4,167,886
63,481	Industria de Diseno Textil SA (Inditex)	3,841,065	3,180,000	Kingfisher plc	9,117,814
1,304,103	Telefonica SA	42,272,384	1,305,200	Lloyds TSB Group plc	12,289,508
51,067	Union Fenosa SA	3,447,045	935,000	Pearson plc	13,539,448

	Total Spain	85,101,787	307,337	Petrofac, Ltd.	3,357,706

			125,893	Punch Taverns plc	1,915,759
Sweden (1.6%)			92,147	Reckitt Benckiser Group plc	5,354,229
57,600	Alfa Laval AB	3,234,208	43,207	Rio Tinto plc	4,546,849
93,000	Hennes & Mauritz AB	5,617,721	850,900	Royal Bank of Scotland Group plc	7,512,275
96,500	Ssab Svenskt Stal AB	2,604,273	182,530	SABMiller plc	5,122,393
5,063,800	Telefonaktiebolaget LM Ericsson	11,852,200	196,718	Shire plc	4,523,104

	Total Sweden	23,308,402	237,355	Southern Cross Healthcare, Ltd.	2,487,645

			442,780	Stagecoach Group plc	2,487,817
			198,670	Standard Chartered plc	7,250,190
Switzerland (8.4%)			441,064	Taylor Nelson Sofres plc	1,819,213
298,238	ABB, Ltd.	8,598,353	940,901	Tesco plc	8,949,609
53,455	Actelion, Ltd. #*	2,441,768	638,302	Unilever plc	23,937,468
14,000	Givaudan SA	13,510,825	172,766	United Business Media plc	2,229,727
61,403	Julius Baer Holding AG	5,038,213	5,657,187	Vodafone Group plc	21,234,720
84,224	Nestle SA	38,673,129	815,550	William Morrison Supermarkets plc	5,210,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value ^	Shares	Common Stock (97.7%)		Value ^

United Kingdom — continued			United States (0.3%)
1,072,600	WPP Group plc	$13,739,912	59,954	iShares MSCI EAFE Index Fund		$4,709,387

98,737	Xstrata plc	6,927,902		Total United States		4,709,387

	Total United Kingdom	266,379,569

				Total Common Stock
				(cost $1,203,251,422)		1,411,305,616

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.5%)			Rate (+)	Date	Value

122,278,806	Thrivent Financial Securities Lending Trust			5.000%	N/A	$122,278,806

		Total Collateral Held for Securities Loaned
		(cost $122,278,806)				122,278,806

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (2.4%)			Rate (+)	Date	Value

$12,475,000	Barclays Bank PLC Repurchase Agreement ■			4.350%	1/2/2008	$12,475,000
15,020,000	Jupiter Securitization Company, LLC			4.250	1/2/2008	15,018,227
6,617,542	Thrivent Money Market Portfolio			4.930	N/A	6,617,542

		Total Short-Term Investments (at amortized cost)				34,110,769

		Total Investments (cost $1,359,640,997) 108.6%				$1,567,695,191

		Other Assets and Liabilities, Net (8.6%)				(123,924,921)

		Total Net Assets 100.0%				$1,443,770,270

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

■ Repurchase agreement dated December 31, 2007, $12,478,015 maturing January 2, 2008, collateralized by $12,756,022 Federal Home Loan Mortgage Corporation, 6.00% due January 12, 2022.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$252,425,453
Gross unrealized depreciation	(53,042,781)

Net unrealized appreciation (depreciation)	$199,382,672
Cost for federal income tax purposes	$1,368,312,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

Partner All Cap Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Consumer Discretionary (8.4%)			68,200	Federal National Mortgage
33,600	DIRECTV Group, Inc. #	$776,832		Association	$2,726,636
33,800	Discovery Holding Company #	849,732	9,400	Lehman Brothers Holdings, Inc.	615,136
27,800	Home Depot, Inc.	748,932	21,000	MF Global, Ltd. #	660,870
15,600	Liberty Media Corporation —		7,000	PartnerRe, Ltd. *	577,710
	Capital #	1,817,244	40,500	People’s United Financial, Inc. *	720,900
16,100	Marriott International, Inc.	550,298	15,400	PNC Financial Services Group, Inc.	1,011,010
9,700	MGM MIRAGE #	814,994	16,400	Prudential Financial, Inc.	1,525,856
61,200	News Corporation	1,300,500	9,600	Willis Group Holdings, Ltd.	364,512

9,900	Polo Ralph Lauren Corporation	611,721		Total Financials	20,747,544

31,200	Royal Caribbean Cruises, Ltd. *	1,324,128
33,600	Walt Disney Company	1,084,608	Health Care (11.7%)

	Total Consumer Discretionary	9,878,989	17,400	Abbott Laboratories	977,010

			17,100	Adams Respiratory Therapeutics, Inc. #*	1,021,554
Consumer Staples (10.0%)			3,100	AMAG Pharmaceuticals, Inc. #*	186,403
51,200	Altria Group, Inc.	3,869,696	37,814	Auxilium Pharmaceuticals, Inc. #	1,134,042
11,100	Archer-Daniels-Midland Company	515,373	24,900	Baxter International, Inc.	1,445,445
39,200	Avon Products, Inc.	1,549,576	11,000	Biogen Idec, Inc. #	626,120
40,700	CVS/Caremark Corporation	1,617,825	4,600	C.R. Bard, Inc.	436,080
26,950	Great Atlantic & Pacific Tea		9,200	Charles River Laboratories
	Company, Inc. #	844,344		International, Inc. #	605,360
4,600	Procter & Gamble Company	337,732	8,350	Medco Health Solutions, Inc. #	846,690
88,400	Safeway, Inc.	3,024,164	31,000	Merck & Company, Inc.	1,801,410

	Total Consumer Staples	11,758,710	26,700	St. Jude Medical, Inc. #	1,085,088

			60,700	Theravance, Inc. #*	1,183,650
Energy (12.4%)			33,750	Thermo Electron Corporation #	1,946,700
7,800	Diamond Offshore Drilling, Inc. *	1,107,600	4,500	United Therapeutics Corporation #*	439,425

43,100	Exxon Mobil Corporation	4,038,037		Total Health Care	13,734,977

14,600	National Oilwell Varco, Inc. #	1,072,516
6,100	Schlumberger, Ltd.	600,057	Industrials (11.4%)
48,700	Southwestern Energy Company #	2,713,564	11,600	AGCO Corporation #*	788,568
1,900	Sunoco, Inc.	137,636	13,400	Deere & Company	1,247,808
11,800	Tesoro Petroleum Corporation	562,860	9,000	General Dynamics Corporation	800,910
19,032	Transocean, Inc. #	2,724,414	76,500	General Electric Company	2,835,855
11,300	Valero Energy Corporation	791,339	10,200	Lockheed Martin Corporation	1,073,652
16,750	XTO Energy, Inc.	860,280	18,200	Precision Castparts Corporation	2,524,340

	Total Energy	14,608,303	13,200	Raytheon Company	801,240

			13,100	Shaw Group, Inc. #	791,764
Financials (17.7%)			9,700	Terex Corporation #	636,029
26,100	ACE, Ltd.	1,612,458	13,700	Textron, Inc.	976,810
24,700	American Express Company	1,284,894	11,400	United Technologies Corporation	872,556

11,800	Ameriprise Financial, Inc.	650,298		Total Industrials	13,349,532

22,800	Annaly Capital Management, Inc.	414,504
42,900	Bank of America Corporation	1,770,054	Information Technology (16.9%)
29,956	Bank of New York Mellon Corporation	1,460,655	18,900	Apple Computer, Inc. #	3,743,712
440	Berkshire Hathaway, Inc. #	2,083,840	65,100	Broadcom Corporation #	1,701,714
13,500	Chubb Corporation *	736,830	94,300	Cisco Systems, Inc. #	2,552,701
3,100	CME Group, Inc. *	2,126,600	8,700	EnerNOC, Inc. #*	427,170
9,700	Endurance Specialty Holdings, Ltd.	404,781	28,400	FormFactor, Inc. #*	940,040
			5,300	Google, Inc. #	3,664,844

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

Partner All Cap Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)		Value

Information Technology — continued			Telecommunications Services (3.7%)
78,800	Hewlett-Packard Company	$3,977,824	16,000	American Tower Corporation #		$681,600
23,500	McAfee, Inc. #	881,250	51,312	AT&T, Inc.		2,132,527
26,100	Microsoft Corporation	929,160	18,900	Embarq Corporation		936,117
51,500	TriQuint Semiconductor, Inc. #	341,445	11,700	NII Holdings, Inc. #		565,344

31,000	Verifone Holdings, Inc. #*	720,750		Total Telecommunications

	Total Information Technology	19,880,610		Services		4,315,588

Materials (3.3%)			Utilities (3.1%)
11,700	Albemarle Corporation	482,625	11,400	ITC Holdings Corporation		643,188
8,000	Monsanto Company	893,520	57,900	PPL Corporation		3,016,011

5,800	Mosaic Company #	547,172		Total Utilities		3,659,199

14,300	Nucor Corporation *	846,846

12,700	Praxair, Inc.	1,126,617		Total Common Stock

	Total Materials	3,896,780		(cost $100,408,892)		115,830,232

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.4%)			Rate (+)	Date	Value

9,928,007	Thrivent Financial Securities Lending Trust			5.000%	N/A	$9,928,007

		Total Collateral Held for Securities Loaned
		(cost $9,928,007)				9,928,007

				Interest	Maturity
Shares	Short-Term Investments (2.2%)			Rate (+)	Date	Value

2,625,515	Thrivent Money Market Portfolio			4.930%	N/A	$2,625,515

		Total Short-Term Investments (at amortized cost)				2,625,515

		Total Investments (cost $112,962,414) 109.2%				$128,383,754

		Other Assets and Liabilities, Net (9.2%)				(10,812,401)

		Total Net Assets 100.0%				$117,571,353

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,441,623
Gross unrealized depreciation	(3,089,921)

Net unrealized appreciation (depreciation)	$15,351,702
Cost for federal income tax purposes	$113,032,052

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Discretionary (8.2%)			125,250	Suncor Energy, Inc.	$13,618,432
100,050	Abercrombie & Fitch Company	$8,000,998	171,435	Transocean, Inc. #	24,540,920
308,300	Aeropostale, Inc. #*	8,169,950	149,400	Weatherford International, Ltd. #	10,248,840
244,750	Amazon.com, Inc. #*	22,673,640	112,200	Willbros Group, Inc. #*	4,296,138
57,300	Apollo Group, Inc. #	4,019,595	331,054	XTO Energy, Inc.	17,002,921

335,000	Best Buy Company, Inc. *	17,637,750		Total Energy	204,794,800

277,700	Burger King Holdings, Inc.	7,917,227
655,600	Comcast Corporation #*	11,879,472
73,100	Crocs, Inc. #*	2,690,811	Financials (10.7%)
308,800	International Game Technology *	13,565,584	237,450	American Express Company	12,352,149
379,350	McDonald’s Corporation	22,347,508	241,350	American International Group, Inc.	14,070,705
146,150	McGraw-Hill Companies, Inc.	6,402,832	224,700	Bank of New York Mellon Corporation	10,956,372
112,600	MGM MIRAGE #*	9,460,652	644,500	Charles Schwab Corporation *	16,466,975
466,650	News Corporation	9,916,312	56,100	CME Group, Inc. *	38,484,600
238,600	NIKE, Inc.	15,327,664	98,950	Franklin Resources, Inc.	11,322,848
313,200	Orbitz Worldwide, Inc. #*	2,662,200	173,050	Goldman Sachs Group, Inc.	37,214,402
187,500	Royal Caribbean Cruises, Ltd.	7,957,500	77,850	IntercontinentalExchange, Inc. #*	14,986,125
163,800	Target Corporation	8,190,000	386,100	J.P. Morgan Chase & Company	16,853,265
409,100	Walt Disney Company	13,205,748	189,900	Lehman Brothers Holdings, Inc.	12,427,056
68,400	Wynn Resorts, Ltd. *	7,669,692	239,200	Morgan Stanley	12,703,912
239,200	Yum! Brands, Inc.	9,154,184	141,700	Nymex Holdings, Inc. *	18,932,537

			156,850	Prudential Financial, Inc.	14,593,324
	Total Consumer Discretionary	208,849,319	262,650	State Street Corporation	21,327,180

			239,900	T. Rowe Price Group, Inc. *	14,605,112
Consumer Staples (5.9%)			108,900	UBS AG	5,009,400

235,750	Altria Group, Inc.	17,817,985		Total Financials	272,305,962

171,900	Avon Products, Inc.	6,795,207
91,100	Bunge, Ltd. *	10,604,951
235,600	Coca-Cola Company	14,458,772	Health Care (14.7%)
246,600	Colgate-Palmolive Company	19,224,936	404,050	Abbott Laboratories	22,687,408
202,250	Costco Wholesale Corporation	14,108,960	258,350	Aetna, Inc.	14,914,546
851,150	CVS/Caremark Corporation	33,833,212	308,150	Allergan, Inc.	19,795,556
128,700	Molson Coors Brewing Company	6,643,494	124,700	Amgen, Inc. #	5,791,068
346,700	Safeway, Inc.	11,860,607	416,096	Baxter International, Inc.	24,154,373
249,950	Smithfield Foods, Inc. #*	7,228,554	58,300	Biogen Idec, Inc. #	3,318,436
156,200	Wal-Mart Stores, Inc.	7,424,186	396,100	Bristol-Myers Squibb Company	10,504,572

			175,900	Cardinal Health, Inc.	10,158,225
	Total Consumer Staples	150,000,864	240,600	Celgene Corporation #	11,118,126

			231,000	Express Scripts, Inc. #	16,863,000
Energy (8.0%)			309,500	Genentech, Inc. #	20,758,165
215,900	Cameron International Corporation #	10,391,267	126,165	Genzyme Corporation #	9,391,723
137,700	ConocoPhillips	12,158,910	959,800	Gilead Sciences, Inc. #	44,160,398
179,450	Devon Energy Corporation	15,954,900	106,300	Hologic, Inc. #*	7,296,432
254,900	Halliburton Company	9,663,259	174,200	Johnson & Johnson	11,619,140
104,000	Marathon Oil Corporation	6,329,440	432,950	Merck & Company, Inc.	25,158,724
213,200	National Oilwell Varco, Inc. #	15,661,672	535,200	Schering-Plough Corporation	14,257,728
208,100	Noble Corporation	11,759,731	65,500	Shire Pharmaceuticals Group plc ADR	4,516,225
98,800	Petroleo Brasileiro SA ADR	11,385,712	332,150	St. Jude Medical, Inc. #*	13,498,576
424,750	Schlumberger, Ltd.	41,782,658

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Health Care — continued			868,900	EMC Corporation #	$16,100,717
407,400	Teva Pharmaceutical Industries,		261,100	F5 Networks, Inc. #	7,446,572
	Ltd. ADR	$18,935,952	267,550	Foundry Networks, Inc. #*	4,687,476
514,208	Thermo Electron Corporation #	29,659,517	150,352	Google, Inc. #	103,965,403
419,300	UnitedHealth Group, Inc.	24,403,260	661,300	Hewlett-Packard Company	33,382,424
64,250	WellPoint, Inc. #	5,636,652	1,451,300	Intel Corporation	38,691,658
124,350	Zimmer Holdings, Inc. #	8,225,752	52,200	MasterCard, Inc. *	11,233,440

	Total Health Care	376,823,554	468,200	Maxim Integrated Products, Inc.	12,397,936

			95,750	MEMC Electronic Materials, Inc. #	8,472,918
Industrials (11.9%)			1,750,350	Microsoft Corporation	62,312,460
243,200	ABB, Ltd.	7,004,160	459,600	Motorola, Inc.	7,371,984
106,100	AGCO Corporation #*	7,212,678	188,000	Network Appliance, Inc. #	4,692,480
191,100	Boeing Company	16,713,606	244,200	Nice Systems, Ltd. ADR #	8,380,944
122,600	Chicago Bridge and Iron Company	7,409,944	288,450	Nokia Oyj ADR	11,073,596
229,400	Danaher Corporation *	20,127,556	271,525	NVIDIA Corporation #	9,237,280
287,000	Deere & Company	26,725,440	328,950	ON Semiconductor Corporation #*	2,921,076
392,550	Emerson Electric Company	22,241,883	1,141,600	Oracle Corporation #	25,777,328
75,400	Energy Solutions, Inc. #	2,035,046	530,600	QUALCOMM, Inc.	20,879,110
310,250	Expeditors International of		293,500	Research in Motion, Ltd. #	33,282,900
	Washington, Inc. *	13,861,970	1,978,200	RF Micro Devices, Inc. #*	11,295,522
118,450	Foster Wheeler, Ltd. #	18,362,119	122,000	Riverbed Technology, Inc. #*	3,262,280
181,400	General Dynamics Corporation	16,142,786	211,950	Seagate Technology *	5,404,725
876,500	General Electric Company	32,491,855	311,400	Smith Micro Software, Inc. #*	2,637,558
69,100	Honeywell International, Inc.	4,254,487	276,637	Sun Microsystems, Inc. #	5,015,429
112,300	Manpower, Inc.	6,389,870	260,600	Western Union Company	6,327,368
145,000	McDermott International, Inc. #	8,559,350	575,050	Yahoo!, Inc. #*	13,375,663

309,500	Northwest Airlines Corporation #	4,490,845		Total Information Technology	756,043,727

98,200	Oshkosh Truck Corporation *	4,640,932
147,350	Precision Castparts Corporation	20,437,445	Materials (5.4%)
163,600	Raytheon Company	9,930,520	126,500	Agrium, Inc.	9,134,565
209,500	Textron, Inc.	14,937,350	158,550	Air Products and Chemicals, Inc.	15,637,786
251,250	UAL Corporation #*	8,959,575	120,600	Albemarle Corporation	4,974,750
61,600	Union Pacific Corporation	7,738,192	168,400	Freeport-McMoRan Copper &
318,900	United Technologies Corporation	24,408,606		Gold, Inc.	17,250,896

	Total Industrials	305,076,215	497,500	Monsanto Company ~	55,565,775

			74,100	Mosaic Company #	6,990,594
Information Technology (29.6%)			170,500	Nucor Corporation *	10,097,010
305,300	Accenture, Ltd.	10,999,959	81,700	Potash Corporation of
783,650	Adobe Systems, Inc. #	33,485,364		Saskatchewan, Inc.	11,761,532
456,050	Apple Computer, Inc. #	90,334,384	72,700	Praxair, Inc.	6,449,217

423,000	Broadcom Corporation #	11,057,220		Total Materials	137,862,125

2,580,500	Cisco Systems, Inc. #	69,854,135
1,149,946	Compuware Corporation #	10,211,520	Telecommunications Services (3.3%)
563,350	Corning, Inc.	13,514,766	489,900	America Movil SA de CV ADR	30,074,961
414,000	Dell, Inc. #	10,147,140	391,400	American Tower Corporation #	16,673,640
683,500	eBay, Inc. #	22,685,365	361,100	AT&T, Inc.	15,007,316
241,870	Electronic Arts, Inc. #*	14,127,627	260,850	NII Holdings, Inc. #	12,604,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value	Shares	Preferred Stock (<0.1%)		Value

Telecommunications Services — continued			23,050	Federal Home Loan Mortgage
228,000	Tim Participacoes SA ADR *	$7,968,600		Corporation #		$602,758

90,750	Time Warner Telecom, Inc. #*	1,841,318		Total Preferred Stock

	Total Telecommunications			(cost $576,250)		602,758

	Services	84,170,107

	Total Common Stock
	(cost $2,069,338,873)	2,495,926,673

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.3%)			Rate (+)	Date	Value

134,097,820	Thrivent Financial Securities Lending Trust			5.000%	N/A	$134,097,820

		Total Collateral Held for Securities Loaned
		(cost $134,097,820)				134,097,820

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (2.3%)			Rate (+)	Date	Value

$10,920,000	Falcon Asset Securitization Corporation			4.250%	1/2/2008	$10,918,711
12,065,000	Societe Generale North American			3.650	1/2/2008	12,063,777
35,105,032	Thrivent Money Market Portfolio			4.930	N/A	35,105,032

		Total Short-Term Investments (at amortized cost)				58,087,520

		Total Investments (cost $2,262,100,463) 105.3%				$2,688,714,771

		Other Assets and Liabilities, Net (5.3%)				(135,263,748)

		Total Net Assets 100.0%				$2,553,451,023

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Monsanto Company	243	$125	January 2008	($31,590)	$9,700
Total Call Options Written					$9,700

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$516,238,743
Gross unrealized depreciation	(101,235,999)

Net unrealized appreciation (depreciation)	$415,002,744
Cost for federal income tax purposes	$2,273,712,027

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Consumer Discretionary (8.2%)			1,700	Suncor Energy, Inc.	$184,841
1,300	Abercrombie & Fitch Company	$103,961	2,255	Transocean, Inc. #	322,803
4,100	Aeropostale, Inc. #	108,650	2,000	Weatherford International, Ltd. #	137,200
3,300	Amazon.com, Inc. #	305,712	1,500	Willbros Group, Inc. #	57,435
800	Apollo Group, Inc. #	56,120	4,395	XTO Energy, Inc.	225,727

4,400	Best Buy Company, Inc.	231,660		Total Energy	2,716,160

3,800	Burger King Holdings, Inc.	108,338
9,000	Comcast Corporation #	163,080	Financials (10.7%)
1,000	Crocs, Inc. #*	36,810	3,250	American Express Company	169,065
4,100	International Game Technology	180,113	3,250	American International Group, Inc.	189,475
5,050	McDonald’s Corporation	297,496	3,000	Bank of New York Mellon Corporation	146,280
1,950	McGraw-Hill Companies, Inc.	85,430	8,650	Charles Schwab Corporation	221,008
1,500	MGM MIRAGE #	126,030	750	CME Group, Inc.	514,500
6,250	News Corporation	132,812	1,300	Franklin Resources, Inc.	148,759
3,200	NIKE, Inc.	205,568	2,300	Goldman Sachs Group, Inc.	494,615
4,200	Orbitz Worldwide, Inc. #	35,700	1,000	IntercontinentalExchange, Inc. #	192,500
2,550	Royal Caribbean Cruises, Ltd.	108,222	5,200	J.P. Morgan Chase & Company	226,980
2,150	Target Corporation	107,500	2,550	Lehman Brothers Holdings, Inc.	166,872
5,550	Walt Disney Company	179,154	3,150	Morgan Stanley	167,296
900	Wynn Resorts, Ltd.	100,917	1,900	Nymex Holdings, Inc. *	253,859
3,200	Yum! Brands, Inc.	122,464	2,100	Prudential Financial, Inc.	195,384

	Total Consumer Discretionary	2,795,737	3,500	State Street Corporation	284,200

			3,150	T. Rowe Price Group, Inc.	191,772
Consumer Staples (5.9%)			1,500	UBS AG	69,000

3,150	Altria Group, Inc.	238,077		Total Financials	3,631,565

2,300	Avon Products, Inc.	90,919
1,200	Bunge, Ltd.	139,692	Health Care (14.9%)
3,100	Coca-Cola Company	190,247	5,350	Abbott Laboratories	300,402
3,250	Colgate-Palmolive Company	253,370	3,350	Aetna, Inc.	193,396
2,700	Costco Wholesale Corporation	188,352	4,150	Allergan, Inc.	266,596
11,300	CVS/Caremark Corporation	449,175	1,660	Amgen, Inc. #	77,090
1,700	Molson Coors Brewing Company	87,754	5,600	Baxter International, Inc.	325,080
4,600	Safeway, Inc.	157,366	800	Biogen Idec, Inc. #	45,536
3,400	Smithfield Foods, Inc. #	98,328	5,350	Bristol-Myers Squibb Company	141,882
2,100	Wal-Mart Stores, Inc.	99,813	2,300	Cardinal Health, Inc.	132,825

	Total Consumer Staples	1,993,093	3,250	Celgene Corporation #	150,182

			3,100	Express Scripts, Inc. #	226,300
Energy (8.0%)			4,200	Genentech, Inc. #	281,694
2,800	Cameron International Corporation #	134,764	1,669	Genzyme Corporation #	124,240
1,800	ConocoPhillips	158,940	12,800	Gilead Sciences, Inc. #	588,928
2,350	Devon Energy Corporation	208,938	1,400	Hologic, Inc. #	96,096
3,450	Halliburton Company	130,790	2,330	Johnson & Johnson	155,411
1,400	Marathon Oil Corporation	85,204	5,850	Merck & Company, Inc.	339,944
2,800	National Oilwell Varco, Inc. #	205,688	7,150	Schering-Plough Corporation	190,476
2,800	Noble Corporation	158,228	900	Shire Pharmaceuticals Group plc ADR	62,055
1,300	Petroleo Brasileiro SA ADR	149,812	4,450	St. Jude Medical, Inc. #	180,848
5,650	Schlumberger, Ltd.	555,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Health Care — continued			5,500	Dell, Inc. #	$134,805
5,450	Teva Pharmaceutical Industries,		9,060	eBay, Inc. #	300,701
	Ltd. ADR	$253,316	3,150	Electronic Arts, Inc. #	183,992
6,798	Thermo Electron Corporation #	392,109	11,700	EMC Corporation #	216,801
5,700	UnitedHealth Group, Inc.	331,740	3,500	F5 Networks, Inc. #	99,820
900	WellPoint, Inc. #	78,957	3,600	Foundry Networks, Inc. #	63,072
1,700	Zimmer Holdings, Inc. #	112,455	2,000	Google, Inc. #	1,382,962

	Total Health Care	5,047,558	8,750	Hewlett-Packard Company	441,700

			19,300	Intel Corporation	514,538
Industrials (11.9%)			700	MasterCard, Inc.	150,640
3,200	ABB, Ltd.	92,160	6,350	Maxim Integrated Products, Inc.	168,148
1,400	AGCO Corporation #	95,172	1,300	MEMC Electronic Materials, Inc. #	115,037
2,550	Boeing Company	223,023	23,320	Microsoft Corporation	830,192
1,650	Chicago Bridge and Iron Company	99,726	6,200	Motorola, Inc.	99,448
3,100	Danaher Corporation *	271,994	2,600	Network Appliance, Inc. #	64,896
3,700	Deere & Company	344,544	3,300	Nice Systems, Ltd. ADR #	113,256
5,150	Emerson Electric Company	291,799	3,900	Nokia Oyj ADR	149,721
1,000	Energy Solutions, Inc. #	26,990	3,700	NVIDIA Corporation #	125,874
4,150	Expeditors International of		4,400	ON Semiconductor Corporation #	39,072
	Washington, Inc.	185,422	15,200	Oracle Corporation #	343,216
1,600	Foster Wheeler, Ltd. #	248,032	7,050	QUALCOMM, Inc.	277,418
2,400	General Dynamics Corporation	213,576	3,900	Research in Motion, Ltd. #	442,260
11,660	General Electric Company	432,236	26,600	RF Micro Devices, Inc. #*	151,886
900	Honeywell International, Inc.	55,413	1,700	Riverbed Technology, Inc. #	45,458
1,500	Manpower, Inc.	85,350	2,850	Seagate Technology	72,675
1,900	McDermott International, Inc. #	112,157	4,200	Smith Micro Software, Inc. #	35,574
4,100	Northwest Airlines Corporation #	59,491	3,750	Sun Microsystems, Inc. #	67,988
1,300	Oshkosh Truck Corporation	61,438	3,550	Western Union Company	86,194
2,000	Precision Castparts Corporation	277,400	7,650	Yahoo!, Inc. #	177,939

2,100	Raytheon Company	127,470		Total Information Technology	10,089,815

2,800	Textron, Inc.	199,640
3,350	UAL Corporation #*	119,461	Materials (5.4%)
800	Union Pacific Corporation	100,496	1,700	Agrium, Inc.	122,757
4,300	United Technologies Corporation	329,122	2,100	Air Products and Chemicals, Inc.	207,123

	Total Industrials	4,052,112	1,600	Albemarle Corporation	66,000

			2,250	Freeport-McMoRan Copper &
Information Technology (29.7%)				Gold, Inc.	230,490
4,100	Accenture, Ltd.	147,723	6,650	Monsanto Company ~	742,738
10,450	Adobe Systems, Inc. #	446,528	1,000	Mosaic Company #	94,340
6,050	Apple Computer, Inc. #	1,198,384	2,300	Nucor Corporation	136,206
5,700	Broadcom Corporation #	148,998	1,100	Potash Corporation of
34,470	Cisco Systems, Inc. #	933,103		Saskatchewan, Inc.	158,356
15,400	Compuware Corporation #	136,752	900	Praxair, Inc.	79,839

7,630	Corning, Inc.	183,044		Total Materials	1,837,849

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.0%)	Value	Shares	Preferred Stock (<0.1%)		Value

Telecommunications Services (3.3%)			300	Federal Home Loan Mortgage
6,550	America Movil SA de CV ADR	$402,104		Corporation #		$7,845

5,150	American Tower Corporation #	219,390		Total Preferred Stock
4,700	AT&T, Inc.	195,332		(cost $7,500)		7,845

3,550	NII Holdings, Inc. #	171,536
3,000	Tim Participacoes SA ADR	104,850
1,250	Time Warner Telecom, Inc. #	25,362

	Total Telecommunications
	Services	1,118,574

	Total Common Stock
	(cost $26,817,130)	33,282,463

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (1.0%)			Rate (+)	Date	Value

348,149	Thrivent Financial Securities Lending Trust			5.000%	N/A	$348,149

	Total Collateral Held for Securities Loaned
	(cost $348,149)					348,149

				Interest	Maturity
Shares	Short-Term Investments (2.1%)			Rate (+)	Date	Value

719,728	Thrivent Money Market Portfolio			4.930%	N/A	$719,728

	Total Short-Term Investments (at amortized cost)					719,728

	Total Investments (cost $27,892,507) 101.1%					$34,358,185

	Other Assets and Liabilities, Net (1.1%)					(374,285)

	Total Net Assets 100.0%					$33,983,900

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Monsanto Company	4	$125	January 2008	($520)	$160
Total Call Options Written					$160

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,495,321
Gross unrealized depreciation	(1,109,297)

Net unrealized appreciation (depreciation)	$6,386,024
Cost for federal income tax purposes	$27,972,161

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Discretionary (9.5%)			9,299	Erste Bank der oesterreichischen
13,900	Amazon.com, Inc. #*	$1,287,696		Sparkassen AG	$656,556
6,800	B2W Compania Global do Varejo	271,236	9,600	Franklin Resources, Inc.	1,098,528
13,300	Bed Bath & Beyond, Inc. #	390,887	3,500	Goldman Sachs Group, Inc.	752,675
8,100	EchoStar Communications		28,900	Moody’s Corporation *	1,031,730
	Corporation #	305,532	6,500	Morgan Stanley	345,215
25,509	Expedia, Inc. #*	806,595	9,400	Northern Trust Corporation	719,852
5,500	Harman International		10,900	Prudential Financial, Inc.	1,014,136
	Industries, Inc. *	405,405	17,400	Redecard SA	281,528
19,800	International Game Technology *	869,814	23,400	State Street Corporation	1,900,080

15,000	Kohl’s Corporation #*	687,000		Total Financials	12,769,164

6,500	Las Vegas Sands Corporation #*	669,825
13,600	Lojas Renner SA	275,056	Health Care (16.3%)
15,500	Marriott International, Inc.	529,790	30,200	Aetna, Inc.	1,743,446
35,100	McGraw-Hill Companies, Inc.	1,537,731	4,800	Alcon, Inc. *	686,592
2,200	MGM MIRAGE #*	184,844	16,800	Allergan, Inc.	1,079,232
31,800	Naspers, Ltd.	752,653	9,500	Becton, Dickinson and Company	794,010
25,600	Shaw Communications, Inc. *	606,208	5,600	Celgene Corporation #	258,776
8,200	Target Corporation	410,000	13,100	CIGNA Corporation	703,863
31,000	Yum! Brands, Inc.	1,186,370	17,100	Covidien, Ltd.	757,359

	Total Consumer Discretionary	11,176,642	18,500	Genentech, Inc. #	1,240,795

			33,500	Gilead Sciences, Inc. #	1,541,335
Consumer Staples (8.8%)			7,500	Humana, Inc. #	564,825
17,100	Costco Wholesale Corporation	1,192,896	12,700	Laboratory Corporation of
72,137	CVS/Caremark Corporation	2,867,446		America Holdings #	959,231
5,309	Groupe Danone	475,791	10,000	McKesson Corporation	655,100
7,297	InBev NV	606,580	9,300	Medco Health Solutions, Inc. #	943,020
13,000	PepsiCo, Inc.	986,700	30,400	Medtronic, Inc.	1,528,208
20,937	Procter & Gamble Company	1,537,195	10,300	Merck & Company, Inc.	598,533
7,819	Reckitt Benckiser Group plc	454,325	2,968	Roche Holding AG	513,043
25,200	SYSCO Corporation *	786,492	23,100	Schering-Plough Corporation	615,384
21,700	Walgreen Company	826,336	12,500	St. Jude Medical, Inc. #	508,000
16,800	Whole Foods Market, Inc. *	685,440	10,500	Stryker Corporation	784,560

	Total Consumer Staples	10,419,201	25,400	WellPoint, Inc. #	2,228,342

			8,700	Zimmer Holdings, Inc. #	575,505

Energy (7.4%)				Total Health Care	19,279,159

17,300	Baker Hughes, Inc.	1,403,030
9,900	EOG Resources, Inc.	883,575	Industrials (11.8%)
12,300	Exxon Mobil Corporation	1,152,387	27,700	Danaher Corporation *	2,430,398
7,600	Murphy Oil Corporation	644,784	6,200	Deere & Company	577,344
30,400	Schlumberger, Ltd.	2,990,448	12,900	Expeditors International of
19,926	Total SA	1,649,809		Washington, Inc. *	576,372

	Total Energy	8,724,033	5,500	Fastenal Company *	222,310

			8,600	Foster Wheeler, Ltd. #	1,333,172
Financials (10.8%)			12,700	General Dynamics Corporation	1,130,173
10,100	American Express Company	525,402	124,300	General Electric Company	4,607,801
8,900	Assurant, Inc.	595,410	6,600	Joy Global, Inc.	434,412
2,600	BlackRock, Inc.	563,680	9,700	McDermott International, Inc. #	572,591
69,800	Bovespa Holding SA #	1,345,022	8,334	Schneider Electric SA	1,128,739
41,000	Charles Schwab Corporation *	1,047,550	76,000	Southwest Airlines Company	927,200

1,300	CME Group, Inc.	891,800		Total Industrials	13,940,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Information Technology (23.6%)			Materials (3.3%)
36,600	Accenture, Ltd.	$1,318,698	42,687	BHP Billiton, Ltd. *	$1,492,238
21,400	Amdocs, Ltd. #	737,658	7,500	Freeport-McMoRan Copper & Gold, Inc.	768,300
14,900	Apple Computer, Inc. #	2,951,392	9,900	Monsanto Company	1,105,731
28,300	Automatic Data Processing, Inc.	1,260,199	5,700	Praxair, Inc.	505,647

54,200	Cisco Systems, Inc. #	1,467,194		Total Materials	3,871,916

47,800	Corning, Inc.	1,146,722
25,000	Dell, Inc. #	612,750	Telecommunications Services (5.5%)
19,200	Electronic Arts, Inc. #	1,121,472	28,600	America Movil SA de CV ADR	1,755,754
36,000	EMC Corporation #	667,080	32,200	American Tower Corporation #	1,371,720
5,500	Google, Inc. #	3,803,140	35,900	Crown Castle International
58,300	Hon Hai Precision Industry			Corporation #*	1,493,440
	Company, Ltd.	719,725	5,600	Leap Wireless International, Inc. #	261,184
13,400	Infosys Technologies, Ltd. ADR	607,824	11,400	Metropcs Communications, Inc. #*	221,730
22,500	Intel Corporation	599,850	29,900	Rogers Communications, Inc.	1,352,975

28,000	Juniper Networks, Inc. #	929,600		Total Telecommunications
58,600	Marvell Technology Group, Ltd. #	819,228		Services	6,456,803

12,500	Maxim Integrated Products, Inc.	331,000
91,375	Microsoft Corporation	3,252,950	Utilities (0.7%)
3,300	Nintendo Company, Ltd.	1,937,602	40,000	AES Corporation #	855,600

25,700	QUALCOMM, Inc.	1,011,295		Total Utilities	855,600

8,953	TomTom NV #	676,161

38,100	VeriSign, Inc. #	1,432,941
17,200	Yahoo!, Inc. #	400,072		Total Common Stock

				(cost $87,678,357)	115,297,583

	Total Information Technology	27,804,553

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.8%)	Rate (+)	Date	Value

11,623,223	Thrivent Financial Securities Lending Trust	5.000%	N/A	$11,623,223

	Total Collateral Held for Securities Loaned
	(cost $11,623,223)			11,623,223

		Interest	Maturity
Shares	Short-Term Investments (2.4%)	Rate (+)	Date	Value

2,824,334	Thrivent Money Market Portfolio	4.930%	N/A	$2,824,334

	Total Short-Term Investments (at amortized cost)			2,824,334

	Total Investments (cost $102,125,914) 109.9%			$129,745,140

	Other Assets and Liabilities, Net (9.9%)			(11,690,664)

	Total Net Assets 100.0%			$118,054,476

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,604,034
Gross unrealized depreciation	(2,438,664)

Net unrealized appreciation (depreciation)	$27,165,370
Cost for federal income tax purposes	$102,579,770

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Consumer Discretionary (9.2%)			Financials (22.2%)
97,200	Best Buy Company, Inc.	$5,117,580	53,900	ACE, Ltd.	$3,329,942
82,200	BorgWarner, Inc. *	3,979,302	143,200	American International Group, Inc.	8,348,560
107,000	Carnival Corporation *	4,760,430	425,550	Bank of America Corporation	17,558,193
78,050	CBS Corporation	2,126,862	374,684	Bank of New York Mellon Corporation	18,269,581
199,600	Chico’s FAS, Inc. #	1,802,388	123,300	Chubb Corporation *	6,729,714
169,450	Comcast Corporation #*	3,094,157	543,945	Citigroup, Inc.	16,013,741
487,500	Gap, Inc.	10,374,000	67,400	City National Corporation	4,013,670
159,000	General Motors Corporation *	3,957,510	24,800	Everest Re Group, Ltd.	2,489,920
113,360	Liberty Media Corporation —		123,175	Federal Home Loan Mortgage
	Capital #	13,205,306		Corporation	4,196,572
110,000	McDonald’s Corporation	6,480,100	82,600	Federal National Mortgage
423,200	News Corporation	8,671,368		Association	3,302,348
49,200	NIKE, Inc.	3,160,608	31,100	Goldman Sachs Group, Inc.	6,688,055
104,000	Omnicom Group, Inc.	4,943,120	31,015	Hartford Financial Services
326,300	Time Warner, Inc.	5,387,213		Group, Inc.	2,704,198
176,100	TJX Companies, Inc.	5,059,353	636,100	Hudson City Bancorp, Inc. *	9,554,222
92,500	Viacom, Inc. #	4,062,600	623,852	J.P. Morgan Chase & Company	27,231,140
185,400	Walt Disney Company	5,984,712	46,800	Lehman Brothers Holdings, Inc.	3,062,592

	Total Consumer Discretionary	92,166,609	167,700	Merrill Lynch & Company, Inc.	9,002,136

			141,500	Morgan Stanley	7,515,065
Consumer Staples (9.4%)			44,900	PNC Financial Services Group, Inc.	2,947,685
257,100	Altria Group, Inc.	19,431,618	189,000	Principal Financial Group, Inc. *	13,010,760
116,400	Anheuser-Busch Companies, Inc. *	6,092,376	57,000	Prudential Financial, Inc.	5,303,280
299,300	ConAgra Foods, Inc.	7,120,347	24,700	Simon Property Group, Inc.	2,145,442
123,600	Costco Wholesale Corporation	8,622,336	90,300	State Street Corporation	7,332,360
58,600	Diageo plc ADR	5,029,638	202,800	Travelers Companies, Inc.	10,910,640
312,300	General Mills, Inc.	17,801,100	166,700	U.S. Bancorp *	5,291,058
105,145	Kimberly-Clark Corporation	7,290,754	204,833	Wachovia Corporation *	7,789,799
304,700	Kraft Foods, Inc.	9,942,361	344,500	Washington Federal, Inc. *	7,272,395
191,700	Kroger Company	5,120,307	128,713	Washington Mutual, Inc. *	1,751,784
72,100	Safeway, Inc.	2,466,541	311,390	Wells Fargo & Company *	9,400,864

168,800	Unilever NV ADR	6,154,448		Total Financials	223,165,716

	Total Consumer Staples	95,071,826

			Health Care (9.8%)
Energy (12.8%)			238,600	Abbott Laboratories	13,397,390
113,240	Apache Corporation	12,177,830	58,700	Aetna, Inc.	3,388,751
171,866	Chevron Corporation	16,040,254	124,700	Baxter International, Inc.	7,238,835
162,758	ConocoPhillips	14,371,531	95,600	Eli Lilly and Company	5,104,084
56,300	Devon Energy Corporation	5,005,633	99,825	Johnson & Johnson	6,658,328
381,900	Exxon Mobil Corporation	35,780,212	154,700	McKesson Corporation	10,134,397
128,700	Halliburton Company	4,879,017	109,500	Merck & Company, Inc.	6,363,045
176,900	Occidental Petroleum Corporation	13,619,531	58,800	Novartis AG ADR *	3,193,428
61,600	Royal Dutch Shell plc ADR	5,186,720	884,400	Pfizer, Inc.	20,102,412
52,200	Schlumberger, Ltd.	5,134,914	281,700	Sanofi-Aventis ADR *	12,825,801
194,500	Total SA ADR	16,065,700	60,700	WellPoint, Inc. #	5,325,211

	Total Energy	128,261,342	111,200	Wyeth *	4,913,928

				Total Health Care	98,645,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Industrials (10.1%)			Materials (4.2%)
294,000	AMR Corporation #*	$4,124,820	163,695	Alcoa, Inc.	$5,983,052
52,700	Armstrong World Industries, Inc. #	2,113,797	91,100	Dow Chemical Company	3,591,162
130,400	CSX Corporation	5,734,992	206,000	E.I. du Pont de Nemours and Company	9,082,540
105,200	Deere & Company	9,796,224	103,640	International Paper Company *	3,355,863
145,800	Emerson Electric Company *	8,261,028	334,300	MeadWestvaco Corporation	10,463,590
30,700	General Dynamics Corporation	2,731,993	80,900	Praxair, Inc.	7,176,639
450,300	General Electric Company	16,692,621	47,300	Rohm and Haas Company *	2,510,211

166,200	Honeywell International, Inc.	10,232,934		Total Materials	42,163,057

128,800	Lockheed Martin Corporation	13,557,488
35,600	Northrop Grumman Corporation	2,799,584	Telecommunications Services (5.8%)
198,100	Republic Services, Inc.	6,210,435	765,123	AT&T, Inc.	31,798,512
39,000	Tyco International, Ltd.	1,546,350	259,800	Time Warner Telecom, Inc. #*	5,271,342
136,600	United Technologies Corporation	10,455,364	485,555	Verizon Communications, Inc.	21,213,898

212,700	Waste Management, Inc.	6,948,909		Total Telecommunications

	Total Industrials	101,206,539		Services	58,283,752

Information Technology (9.9%)			Utilities (2.5%)
188,300	Accenture, Ltd.	6,784,449	69,400	Entergy Corporation	8,294,688
138,200	Amdocs, Ltd. #	4,763,754	95,800	Exelon Corporation	7,821,112
677,000	Amkor Technology, Inc. #*	5,774,810	122,600	FirstEnergy Corporation	8,868,884

108,440	Applied Materials, Inc. *	1,925,894		Total Utilities	24,984,684

118,500	Cisco Systems, Inc. #	3,207,795

91,100	Dell, Inc. #	2,232,861		Total Common Stock
248,600	Hewlett-Packard Company	12,549,328		(cost $843,319,628)	963,169,669

669,800	Intel Corporation	17,856,868
145,000	International Business Machines
	Corporation	15,674,500
300,700	Microsoft Corporation	10,704,920
125,500	Motorola, Inc.	2,013,020
124,690	Nokia Oyj ADR	4,786,849
167,800	Oracle Corporation #	3,788,924
218,800	Sybase, Inc. #*	5,708,492
39,000	Tyco Electronics, Ltd.	1,448,070

	Total Information Technology	99,220,534

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.3%)	Rate (+)	Date	Value

93,704,955	Thrivent Financial Securities Lending Trust	5.000%	N/A	$93,704,955

	Total Collateral Held for Securities Loaned
	(cost $93,704,955)			93,704,955

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.0%)	Rate (+)	Date	Value

$36,960,000	Barclays Bank PLC Repurchase Agreement ■	4.350%	1/2/2008	$36,960,000
3,547,866	Thrivent Money Market Portfolio	4.930	N/A	3,547,866

	Total Short-Term Investments (at amortized cost)			40,507,866

	Total Investments (cost $977,532,449) 109.2%			$1,097,382,490

	Other Assets and Liabilities, Net (9.2%)			(92,481,612)

	Total Net Assets 100.0%			$1,004,900,878

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

■  Repurchase agreement dated December 31, 2007, $36,968,932 maturing January 2, 2008, collateralized by $37,715,612 Federal Home Loan Bank, 5.125% due August 21, 2008.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$165,261,537
Gross unrealized depreciation	(47,589,594)

Net unrealized appreciation (depreciation)	$117,671,943
Cost for federal income tax purposes	$979,710,547

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value

Consumer Discretionary (5.8%)			128,783	Schlumberger, Ltd.	$12,668,384
141,650	Best Buy Company, Inc.	$7,457,872	36,066	Suncor Energy, Inc.	3,921,456
48,500	Carnival Corporation	2,157,765	185,129	Total SA ADR	15,291,655
92,400	Chico’s FAS, Inc. #	834,372	50,590	Transocean, Inc. #	7,241,958
77,182	Comcast Corporation #*	1,409,343	123,003	XTO Energy, Inc.	6,317,408

222,000	Gap, Inc.	4,724,160		Total Energy	132,194,749

110,300	General Motors Corporation *	2,745,367
100,200	Home Depot, Inc.	2,699,388	Financials (17.9%)
86,650	International Game Technology	3,806,534	6,900	Allstate Corporation	360,387
45,000	Liberty Media Corporation — Capital #	5,242,050	78,500	American Express Company	4,083,570
66,800	McDonald’s Corporation	3,935,188	136,387	American International Group, Inc.	7,951,362
31,100	MGM MIRAGE #	2,613,022	40,020	Ameriprise Financial, Inc.	2,205,502
304,124	News Corporation	6,231,501	349,700	Bank of America Corporation	14,428,622
163,276	News Corporation	3,469,615	251,188	Bank of New York Mellon Corporation	12,247,927
36,800	Nordstrom, Inc.	1,351,664	92,074	Chubb Corporation *	5,025,399
47,200	Omnicom Group, Inc.	2,243,416	259,174	Citigroup, Inc.	7,630,083
108,387	Time Warner, Inc.	1,789,469	85,389	City National Corporation *	5,084,915
121,935	TJX Companies, Inc.	3,503,193	16,282	CME Group, Inc. *	11,169,452
42,100	Viacom, Inc. #	1,849,032	76,842	Federal National Mortgage Association	3,072,143
89,450	Yum! Brands, Inc.	3,423,252	106,700	Fifth Third Bancorp	2,681,371

	Total Consumer Discretionary	61,486,203	40,490	Goldman Sachs Group, Inc.	8,707,374

			296,500	Hudson City Bancorp, Inc.	4,453,430
Consumer Staples (7.6%)			445,108	J.P. Morgan Chase & Company	19,428,964
190,896	Altria Group, Inc.	14,427,920	73,900	Lehman Brothers Holdings, Inc.	4,836,016
67,772	Anheuser-Busch Companies, Inc. *	3,547,186	41,400	Loews Corporation	2,084,076
23,900	Bunge, Ltd. *	2,782,199	153,784	Merrill Lynch & Company, Inc.	8,255,125
61,100	Colgate-Palmolive Company	4,763,356	79,400	MetLife, Inc.	4,892,628
294,397	ConAgra Foods, Inc.	7,003,705	165,523	Morgan Stanley	8,790,927
105,800	Costco Wholesale Corporation	7,380,608	269,000	National City Corporation	4,427,740
168,946	CVS/Caremark Corporation	6,715,604	37,900	Nymex Holdings, Inc. *	5,063,819
26,600	Diageo plc ADR	2,283,078	105,044	Principal Financial Group, Inc.	7,231,229
207,827	General Mills, Inc.	11,846,139	61,080	Prudential Financial, Inc.	5,682,883
165,146	Kraft Foods, Inc.	5,388,714	41,151	State Street Corporation	3,341,461
87,300	Kroger Company	2,331,783	60,800	T. Rowe Price Group, Inc.	3,701,504
92,000	Procter & Gamble Company	6,754,640	144,056	Travelers Companies, Inc.	7,750,213
117,600	Unilever NV ADR	4,287,696	155,099	Wachovia Corporation	5,898,415
24,100	Wal-Mart Stores, Inc.	1,145,473	160,300	Washington Federal, Inc. *	3,383,933

	Total Consumer Staples	80,658,101	198,099	Wells Fargo & Company *	5,980,609

				Total Financials	189,851,079

Energy (12.5%)
72,618	Apache Corporation	7,809,340	Health Care (13.8%)
30,315	Chevron Corporation	2,829,299	330,709	Abbott Laboratories ‡	18,569,310
138,730	ConocoPhillips	12,249,859	90,200	Aetna, Inc.	5,207,246
83,300	Devon Energy Corporation	7,406,203	84,410	Allergan, Inc.	5,422,498
388,065	Exxon Mobil Corporation	36,357,809	123,133	Baxter International, Inc.	7,147,871
58,400	Halliburton Company	2,213,944	77,400	Cardinal Health, Inc.	4,469,850
83,950	National Oilwell Varco, Inc. #	6,166,967	44,300	Eli Lilly and Company	2,365,177
49,350	Noble Corporation	2,788,768	113,326	Express Scripts, Inc. #	8,272,798
85,389	Occidental Petroleum Corporation	6,574,099	358,090	Gilead Sciences, Inc. #	16,475,721
28,000	Royal Dutch Shell plc ADR	2,357,600	215,475	Johnson & Johnson	14,372,182

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value

Health Care — continued			692,426	Intel Corporation	$18,460,077
141,794	McKesson Corporation	$9,288,925	172,158	International Business
68,824	Medtronic, Inc.	3,459,782		Machines Corporation	18,610,280
118,100	Merck & Company, Inc.	6,862,791	121,950	Maxim Integrated Products, Inc.	3,229,236
491,515	Pfizer, Inc.	11,172,136	575,605	Microsoft Corporation	20,491,538
159,088	Sanofi-Aventis ADR *	7,243,277	86,600	Nokia Oyj ADR	3,324,574
83,800	St. Jude Medical, Inc. #	3,405,632	239,988	Oracle Corporation #	5,418,929
225,872	Thermo Electron Corporation #	13,028,297	109,030	QUALCOMM, Inc.	4,290,330
86,777	UnitedHealth Group, Inc.	5,050,421	54,050	Research in Motion, Ltd. #	6,129,270
55,164	WellPoint, Inc. #	4,839,538	117,675	Sun Microsystems, Inc. #	2,133,448

	Total Health Care	146,653,452	105,400	Sybase, Inc. #*	2,749,886

			125,150	Yahoo!, Inc. #*	2,910,989

Industrials (10.0%)				Total Information Technology	202,155,817

187,800	AMR Corporation #*	2,634,834
51,982	Armstrong World Industries, Inc. #	2,084,998	Materials (5.4%)
11,741	Caterpillar, Inc.	851,927	55,300	Agrium, Inc. *	3,993,213
122,238	CSX Corporation	5,376,027	54,927	Air Products and Chemicals, Inc.	5,417,450
59,382	Danaher Corporation *	5,210,177	196,775	Alcoa, Inc. ‡	7,192,126
77,038	Deere & Company	7,173,779	121,357	E.I. du Pont de Nemours and Company 5,350,630
106,050	Emerson Electric Company	6,008,793	37,864	Freeport-McMoRan Copper &
16,950	Energy Solutions, Inc. #	457,480		Gold, Inc.	3,878,788
84,500	Expeditors International of		243,496	MeadWestvaco Corporation	7,621,425
	Washington, Inc. *	3,775,460	134,563	Monsanto Company	15,029,341
27,900	Foster Wheeler, Ltd. #	4,325,058	98,559	Praxair, Inc.	8,743,169

442,190	General Electric Company	16,391,983		Total Materials	57,226,142

134,328	Honeywell International, Inc.	8,270,575
68,095	Lockheed Martin Corporation	7,167,680	Telecommunications Services (3.7%)
61,687	Precision Castparts Corporation	8,555,987	146,961	America Movil SA de CV ADR	9,021,936
43,600	Raytheon Company	2,646,520	87,200	American Tower Corporation #	3,714,720
79,874	UAL Corporation #*	2,848,307	423,050	AT&T, Inc. ‡	17,581,958
24,396	Union Pacific Corporation	3,064,626	81,459	NII Holdings, Inc. #*	3,936,099
159,198	United Technologies Corporation	12,185,015	244,576	Time Warner Telecom, Inc. #*	4,962,447

216,474	Waste Management, Inc.	7,072,206		Total Telecommunications

	Total Industrials	106,101,432		Services	39,217,160

Information Technology (19.1%)			Utilities (1.0%)
283,356	Accenture, Ltd.	10,209,317	279,682	Southern Company	10,837,678

165,003	Adobe Systems, Inc. #	7,050,578		Total Utilities	10,837,678

64,000	Amdocs, Ltd. #	2,206,080

313,700	Amkor Technology, Inc. #*	2,675,861		Total Common Stock
92,324	Apple Computer, Inc. #	18,287,538		(cost $910,046,893)	1,026,381,813

132,971	Broadcom Corporation #	3,475,862
517,630	Cisco Systems, Inc. #	14,012,244
160,845	Corning, Inc.	3,858,672
79,000	Dell, Inc. #	1,936,290	Shares	Preferred Stock (<0.1%)	Value

124,167	eBay, Inc. #	4,121,103
198,100	EMC Corporation #	3,670,793	4,050	Federal Home Loan Mortgage
88,550	F5 Networks, Inc. #	2,525,446		Corporation #	$105,908

32,571	Google, Inc. #	22,522,195		Total Preferred Stock
353,710	Hewlett-Packard Company *	17,855,281		(cost $101,250)	105,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.2%)	Rate (+)	Date	Value

65,208,363	Thrivent Financial Securities Lending Trust	5.000%	N/A	$65,208,363

	Total Collateral Held for Securities Loaned
	(cost $65,208,363)			65,208,363

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.6%)	Rate (+)	Date	Value

$3,680,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$3,623,696
7,685,000	Jupiter Securitization Company, LLC	4.250	1/2/2008	7,684,093
5,505,000	Sheffield Receivables Corporation	4.250	1/2/2008	5,504,350
10,589,629	Thrivent Money Market Portfolio	4.930	N/A	10,589,629

	Total Short-Term Investments (cost $27,402,408)			27,401,768

	Total Investments (cost $1,002,758,914) 105.6%			$1,119,097,852

	Other Assets and Liabilities, Net (5.6%)			(58,968,479)

	Total Net Assets 100.0%			$1,060,129,373

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	44	March 2008	$16,351,520	$16,249,200	($102,320)
Total Futures					($102,320)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2007, $3,623,696 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $21,629,838 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$145,305,128
Gross unrealized depreciation	(36,950,833)

Net unrealized appreciation (depreciation)	$108,354,295
Cost for federal income tax purposes	$1,010,743,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Consumer Discretionary (8.4%)			8,300	Leggett & Platt, Inc.	$144,752
4,200	Abercrombie & Fitch Company	$335,874	6,700	Lennar Corporation	119,863
14,900	Amazon.com, Inc. #*	1,380,336	15,004	Limited Brands, Inc.	284,026
6,600	Apollo Group, Inc. #	462,990	4,900	Liz Claiborne, Inc.	99,715
6,800	AutoNation, Inc. #	106,488	71,000	Lowe’s Companies, Inc.	1,606,020
2,200	AutoZone, Inc. #	263,802	20,968	Macy’s Group, Inc	542,442
12,800	Bed Bath & Beyond, Inc. #	376,192	15,100	Marriott International, Inc.	516,118
17,025	Best Buy Company, Inc. *	896,366	17,750	Mattel, Inc.	337,960
4,400	Big Lots, Inc. #*	70,356	57,500	McDonald’s Corporation	3,387,325
3,100	Black & Decker Corporation	215,915	15,900	McGraw-Hill Companies, Inc.	696,579
4,400	Brunswick Corporation *	75,020	1,900	Meredith Corporation	104,462
21,200	Carnival Corporation	943,188	7,100	New York Times Company *	124,463
33,272	CBS Corporation	906,662	13,573	Newell Rubbermaid, Inc.	351,269
5,900	Centex Corporation	149,034	112,300	News Corporation	2,301,027
8,300	Circuit City Stores, Inc. *	34,860	18,600	NIKE, Inc.	1,194,864
24,100	Clear Channel Communications, Inc.	831,932	9,100	Nordstrom, Inc.	334,243
17,800	Coach, Inc. #	544,324	13,200	Office Depot, Inc. #	183,612
149,216	Comcast Corporation #*	2,724,676	3,800	OfficeMax, Inc.	78,508
13,400	D.R. Horton, Inc. *	176,478	15,800	Omnicom Group, Inc. *	750,974
6,950	Darden Restaurants, Inc.	192,584	3,000	Polo Ralph Lauren Corporation	185,370
2,800	Dillard’s, Inc. *	52,584	10,300	Pulte Homes, Inc. *	108,562
34,800	DIRECTV Group, Inc. #	804,576	6,400	RadioShack Corporation *	107,904
4,500	E.W. Scripps Company	202,545	3,532	Sears Holdings Corporation #*	360,441
13,900	Eastman Kodak Company *	303,993	5,100	Sherwin-Williams Company	296,004
10,000	Expedia, Inc. #*	316,200	2,900	Snap-On, Inc.	139,896
6,900	Family Dollar Stores, Inc.	132,687	4,100	Stanley Works	198,768
102,500	Ford Motor Company #*	689,825	34,275	Staples, Inc.	790,724
7,500	Fortune Brands, Inc.	542,700	35,400	Starbucks Corporation #	724,638
7,700	GameStop Corporation #	478,247	9,700	Starwood Hotels & Resorts
11,400	Gannett Company, Inc.	444,600		Worldwide, Inc.	427,091
22,562	Gap, Inc.	480,119	40,900	Target Corporation	2,045,000
27,400	General Motors Corporation *	681,986	6,600	Tiffany & Company	303,798
8,200	Genuine Parts Company	379,660	175,550	Time Warner, Inc.	2,898,330
11,600	Goodyear Tire & Rubber Company #*	327,352	21,200	TJX Companies, Inc.	609,076
15,700	H&R Block, Inc.	291,549	4,400	VF Corporation	302,104
11,700	Harley-Davidson, Inc. *	546,507	31,872	Viacom, Inc. #	1,399,818
2,900	Harman International Industries, Inc.	213,759	92,447	Walt Disney Company	2,984,189
9,100	Harrah’s Entertainment, Inc.	807,625	270	Washington Post Company	213,686
7,250	Hasbro, Inc.	185,455	4,300	Wendy’s International, Inc.	111,112
81,900	Home Depot, Inc. *	2,206,386	3,658	Whirlpool Corporation	298,586
8,900	IAC InterActiveCorp #	239,588	8,772	Wyndham Worldwide Corporation	206,668
15,300	International Game Technology *	672,129	24,680	Yum! Brands, Inc.	944,504

22,967	Interpublic Group of			Total Consumer Discretionary	53,050,363

	Companies, Inc. #*	186,262
10,800	J.C. Penney Company, Inc.		Consumer Staples (10.1%)
	(Holding Company)	475,092	102,300	Altria Group, Inc.	7,731,834
28,800	Johnson Controls, Inc.	1,037,952	35,600	Anheuser-Busch Companies, Inc. *	1,863,304
4,300	Jones Apparel Group, Inc.	68,757	31,168	Archer-Daniels-Midland Company	1,447,130
3,700	KB Home	79,920	20,800	Avon Products, Inc.	822,224
15,300	Kohl’s Corporation #*	700,740	4,300	Brown-Forman Corporation	318,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Consumer Staples — continued			265,408	Exxon Mobil Corporation	$24,866,079
11,000	Campbell Soup Company	$393,030	42,800	Halliburton Company	1,622,548
6,800	Clorox Company	443,156	13,500	Hess Corporation	1,361,610
96,500	Coca-Cola Company	5,922,205	34,468	Marathon Oil Corporation	2,097,722
14,000	Coca-Cola Enterprises, Inc.	364,420	9,200	Murphy Oil Corporation	780,528
24,700	Colgate-Palmolive Company	1,925,612	13,800	Nabors Industries, Ltd. #	377,982
23,700	ConAgra Foods, Inc.	563,823	17,300	National Oilwell Varco, Inc. #	1,270,858
9,500	Constellation Brands, Inc. #	224,580	13,000	Noble Corporation	734,630
21,100	Costco Wholesale Corporation	1,471,936	8,400	Noble Energy, Inc.	667,968
71,744	CVS/Caremark Corporation	2,851,824	40,200	Occidental Petroleum Corporation	3,094,998
6,400	Dean Foods Company	165,504	12,800	Peabody Energy Corporation	788,992
5,700	Estee Lauder Companies, Inc.	248,577	7,300	Range Resources Corporation	374,928
16,400	General Mills, Inc.	934,800	5,500	Rowan Companies, Inc.	217,030
15,400	H.J. Heinz Company	718,872	58,000	Schlumberger, Ltd.	5,705,460
8,300	Hershey Company	327,020	9,700	Smith International, Inc.	716,345
13,000	Kellogg Company	681,590	30,704	Spectra Energy Corporation	792,777
20,492	Kimberly-Clark Corporation	1,420,915	5,800	Sunoco, Inc.	420,152
75,152	Kraft Foods, Inc.	2,452,210	6,700	Tesoro Petroleum Corporation	319,590
33,000	Kroger Company	881,430	15,408	Transocean, Inc. #*	2,205,667
6,400	McCormick & Company, Inc.	242,624	26,700	Valero Energy Corporation	1,869,801
6,600	Molson Coors Brewing Company	340,692	16,300	Weatherford International, Ltd. #	1,118,180
6,900	Pepsi Bottling Group, Inc.	272,274	28,900	Williams Companies, Inc.	1,034,042
78,170	PepsiCo, Inc.	5,933,103	23,450	XTO Energy, Inc.	1,204,392

150,860	Procter & Gamble Company	11,076,141		Total Energy	80,357,273

8,400	Reynolds American, Inc. *	554,064
21,400	Safeway, Inc.	732,094	Financials (17.3%)
35,100	Sara Lee Corporation	563,706	16,000	ACE, Ltd.	988,480
10,181	SUPERVALU, Inc.	381,991	23,600	AFLAC, Inc. ‡	1,478,068
29,500	SYSCO Corporation *	920,695	27,682	Allstate Corporation	1,445,831
13,300	Tyson Foods, Inc.	203,889	5,000	Ambac Financial Group, Inc. *	128,850
7,800	UST, Inc. *	427,440	9,400	American Capital Strategies, Ltd. *	309,824
48,100	Walgreen Company *	1,831,648	56,800	American Express Company ‡	2,954,736
114,700	Wal-Mart Stores, Inc.	5,451,691	123,140	American International Group, Inc.	7,179,062
6,700	Whole Foods Market, Inc. *	273,360	11,300	Ameriprise Financial, Inc.	622,743
10,575	William Wrigley Jr. Company *	619,166	14,225	Aon Corporation	678,390

	Total Consumer Staples	63,999,247	4,800	Apartment Investment &

				Management Company	166,704
Energy (12.7%)			4,800	Assurant, Inc.	321,120
22,572	Anadarko Petroleum Corporation	1,482,755	4,000	Avalonbay Communities, Inc.	376,560
16,020	Apache Corporation	1,722,791	215,518	Bank of America Corporation	8,892,273
15,400	Baker Hughes, Inc.	1,248,940	55,252	Bank of New York Mellon Corporation	2,694,088
14,300	BJ Services Company	346,918	26,800	BB&T Corporation	821,956
22,000	Chesapeake Energy Corporation	862,400	5,631	Bear Stearns Companies, Inc.	496,936
102,496	Chevron Corporation	9,565,952	5,900	Boston Properties, Inc.	541,679
77,649	ConocoPhillips	6,856,407	18,973	Capital One Financial Corporation *	896,664
8,900	CONSOL Energy, Inc.	636,528	9,600	CB Richard Ellis Group, Inc. #*	206,880
21,600	Devon Energy Corporation	1,920,456	45,425	Charles Schwab Corporation *	1,160,609
34,018	El Paso Corporation	586,470	18,600	Chubb Corporation *	1,015,188
7,100	ENSCO International, Inc. *	423,302	8,138	Cincinnati Financial Corporation	321,777
11,900	EOG Resources, Inc. *	1,062,075	9,300	CIT Group, Inc.	223,479

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Financials — continued			12,700	Principal Financial Group, Inc.	$874,268
242,139	Citigroup, Inc.	$7,128,572	33,900	Progressive Corporation	649,524
2,600	CME Group, Inc.	1,783,600	12,500	ProLogis Trust *	792,250
7,350	Comerica, Inc.	319,946	22,100	Prudential Financial, Inc.	2,056,184
9,500	Commerce Bancorp, Inc.	362,330	6,200	Public Storage, Inc.	455,142
28,100	Countrywide Financial Corporation *	251,214	33,677	Regions Financial Corporation *	796,461
6,000	Developers Diversified		4,700	SAFECO Corporation	261,696
	Realty Corporation	229,740	10,800	Simon Property Group, Inc.	938,088
23,125	Discover Financial Services	348,725	25,200	SLM Corporation	507,528
20,500	E*TRADE Financial Corporation #*	72,775	17,410	Sovereign Bancorp, Inc.	198,474
13,200	Equity Residential REIT	481,404	18,800	State Street Corporation	1,526,560
32,100	Federal Home Loan Mortgage		16,900	SunTrust Banks, Inc.	1,056,081
	Corporation	1,093,647	12,768	T. Rowe Price Group, Inc.	777,316
47,500	Federal National Mortgage		4,500	Torchmark Corporation	272,385
	Association	1,899,050	31,281	Travelers Companies, Inc.	1,682,918
4,400	Federated Investors, Inc.	181,104	83,785	U.S. Bancorp *	2,659,336
25,994	Fifth Third Bancorp *	653,229	17,524	UnumProvident Corporation	416,896
6,200	First Horizon National Corporation *	112,530	6,500	Vornado Realty Trust	571,675
7,900	Franklin Resources, Inc.	903,997	95,893	Wachovia Corporation *	3,646,811
11,800	General Growth Properties, Inc.	485,924	42,253	Washington Mutual, Inc. *	575,063
21,400	Genworth Financial, Inc.	544,630	163,900	Wells Fargo & Company	4,948,141
19,300	Goldman Sachs Group, Inc.	4,150,465	8,700	XL Capital, Ltd.	437,697
15,300	Hartford Financial Services Group, Inc.	1,334,007	5,300	Zions Bancorporation	247,457

25,300	Host Marriott Corporation	431,112		Total Financials	109,866,055

25,300	Hudson City Bancorp, Inc.	380,006
17,871	Huntington Bancshares, Inc.	263,776	Health Care (11.8%)
3,400	IntercontinentalExchange, Inc. #	654,500	75,000	Abbott Laboratories	4,211,250
163,093	J.P. Morgan Chase & Company	7,119,009	24,296	Aetna, Inc.	1,402,608
7,400	Janus Capital Group, Inc.	243,090	14,900	Allergan, Inc.	957,176
19,000	KeyCorp	445,550	8,200	AmerisourceBergen Corporation *	367,934
12,300	Kimco Realty Corporation *	447,720	52,740	Amgen, Inc. #‡	2,449,246
6,500	Legg Mason, Inc.	475,475	8,200	Applera Corporation (Applied
25,700	Lehman Brothers Holdings, Inc. *	1,681,808		Biosystems Group)	278,144
8,200	Leucadia National Corporation *	386,220	5,200	Barr Pharmaceuticals, Inc. #	276,120
13,094	Lincoln National Corporation	762,338	30,800	Baxter International, Inc.	1,787,940
21,300	Loews Corporation	1,072,242	11,800	Becton, Dickinson and Company	986,244
3,700	M&T Bank Corporation	301,809	14,200	Biogen Idec, Inc. #	808,264
25,200	Marsh & McLennan Companies, Inc.	667,044	65,150	Boston Scientific Corporation #	757,694
12,600	Marshall & Ilsley Corporation	333,648	96,100	Bristol-Myers Squibb Company	2,548,572
6,050	MBIA, Inc. *	112,712	5,100	C.R. Bard, Inc.	483,480
41,600	Merrill Lynch & Company, Inc.	2,233,088	17,575	Cardinal Health, Inc.	1,014,956
35,900	MetLife, Inc.	2,212,158	18,700	Celgene Corporation #	864,127
4,000	MGIC Investment Corporation *	89,720	13,600	CIGNA Corporation	730,728
10,400	Moody’s Corporation *	371,280	7,600	Coventry Health Care, Inc. #	450,300
51,550	Morgan Stanley	2,737,820	24,176	Covidien, Ltd.	1,070,755
30,700	National City Corporation	505,322	47,900	Eli Lilly and Company	2,557,381
9,300	Northern Trust Corporation	712,194	12,200	Express Scripts, Inc. #	890,600
12,800	NYSE Euronext	1,123,456	15,200	Forest Laboratories, Inc. #	554,040
8,400	Plum Creek Timber Company, Inc.	386,736	12,900	Genzyme Corporation #	960,276
16,900	PNC Financial Services Group, Inc.	1,109,485	45,200	Gilead Sciences, Inc. #	2,079,652

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Health Care — continued			6,500	Equifax, Inc.	$236,340
7,780	Hospira, Inc. #	$331,739	10,300	Expeditors International of
8,200	Humana, Inc. #	617,542		Washington, Inc.	460,204
9,600	IMS Health, Inc.	221,184	14,960	FedEx Corporation	1,333,983
138,940	Johnson & Johnson	9,267,298	4,300	Fluor Corporation	626,596
11,800	King Pharmaceuticals, Inc. #	120,832	19,600	General Dynamics Corporation	1,744,204
5,500	Laboratory Corporation of		490,900	General Electric Company	18,197,663
	America Holdings #	415,415	6,200	Goodrich Corporation	437,782
14,042	McKesson Corporation	919,891	36,275	Honeywell International, Inc.	2,233,452
13,043	Medco Health Solutions, Inc. #	1,322,560	20,000	Illinois Tool Works, Inc.	1,070,800
54,900	Medtronic, Inc.	2,759,823	13,200	Ingersoll-Rand Company	613,404
105,700	Merck & Company, Inc.	6,142,227	8,800	ITT Corporation *	581,152
2,700	Millipore Corporation #	197,586	5,800	Jacobs Engineering Group, Inc. #*	554,538
14,700	Mylan Laboratories, Inc. *	206,682	6,200	L-3 Communications Holdings, Inc.	656,828
6,800	Patterson Companies, Inc. #	230,860	16,800	Lockheed Martin Corporation	1,768,368
5,800	PerkinElmer, Inc.	150,916	6,300	Manitowoc Company, Inc.	307,629
331,753	Pfizer, Inc.	7,540,746	17,900	Masco Corporation	386,819
7,700	Quest Diagnostics, Inc. *	407,330	6,300	Monster Worldwide, Inc. #	204,120
78,600	Schering-Plough Corporation	2,093,904	18,800	Norfolk Southern Corporation	948,272
16,584	St. Jude Medical, Inc. #	673,974	16,398	Northrop Grumman Corporation	1,289,539
11,500	Stryker Corporation	859,280	17,937	PACCAR, Inc.	977,208
23,000	Tenet Healthcare Corporation #	116,840	6,100	Pall Corporation	245,952
20,400	Thermo Electron Corporation #	1,176,672	8,075	Parker-Hannifin Corporation	608,128
62,700	UnitedHealth Group, Inc.	3,649,140	10,600	Pitney Bowes, Inc.	403,224
6,000	Varian Medical Systems, Inc. #	312,960	6,700	Precision Castparts Corporation	929,290
4,900	Waters Corporation #	387,443	10,400	R.R. Donnelley & Sons Company	392,496
5,100	Watson Pharmaceuticals, Inc. #	138,414	20,800	Raytheon Company	1,262,560
27,700	WellPoint, Inc. #	2,430,121	7,800	Robert Half International, Inc.	210,912
65,000	Wyeth *	2,872,350	7,200	Rockwell Automation, Inc. *	496,512
11,350	Zimmer Holdings, Inc. #	750,802	8,000	Rockwell Collins, Inc.	575,760

	Total Health Care	74,802,018	3,000	Ryder System, Inc.	141,030

			35,600	Southwest Airlines Company	434,320
Industrials (11.4%)			5,000	Terex Corporation #	327,850
34,600	3M Company	2,917,472	12,100	Textron, Inc.	862,730
14,100	Allied Waste Industries, Inc. #	155,382	8,300	Trane, Inc.	387,693
5,300	Avery Dennison Corporation	281,642	23,976	Tyco International, Ltd.	950,648
37,560	Boeing Company	3,284,998	12,800	Union Pacific Corporation	1,607,936
14,492	Burlington Northern Santa Fe		51,000	United Parcel Service, Inc.	3,606,720
	Corporation	1,206,169	48,000	United Technologies Corporation	3,673,920
8,200	C.H. Robinson Worldwide, Inc.	443,784	3,400	W.W. Grainger, Inc.	297,568
30,800	Caterpillar, Inc.	2,234,848	24,599	Waste Management, Inc.	803,649

6,700	Cintas Corporation	225,254		Total Industrials	71,963,784

8,700	Cooper Industries, Ltd.	460,056
20,400	CSX Corporation	897,192	Information Technology (16.5%)
5,000	Cummins, Inc.	636,850	27,800	Adobe Systems, Inc. #	1,187,894
12,200	Danaher Corporation	1,070,428	29,300	Advanced Micro Devices, Inc. #*	219,750
21,500	Deere & Company	2,002,080	4,900	Affiliated Computer Services, Inc. #	220,990
9,700	Dover Corporation *	447,073	18,715	Agilent Technologies, Inc. #	687,589
7,100	Eaton Corporation	688,345	8,100	Akamai Technologies, Inc. #*	280,260
38,200	Emerson Electric Company	2,164,412	16,400	Altera Corporation	316,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Information Technology — continued			26,950	NVIDIA Corporation #	$916,839
14,800	Analog Devices, Inc.	$469,160	191,537	Oracle Corporation #	4,324,905
42,500	Apple Computer, Inc. #	8,418,400	16,200	Paychex, Inc.	586,764
66,900	Applied Materials, Inc.	1,188,144	6,800	QLogic Corporation #	96,560
11,200	Autodesk, Inc. #	557,312	79,400	QUALCOMM, Inc.	3,124,390
25,600	Automatic Data Processing, Inc.	1,139,968	11,100	SanDisk Corporation #*	368,187
9,500	BMC Software, Inc. #	338,580	40,250	Sun Microsystems, Inc. #	729,732
22,800	Broadcom Corporation #	595,992	42,124	Symantec Corporation #	679,881
19,012	CA, Inc.	474,349	21,300	Tellabs, Inc. #	139,302
4,257	CIENA Corporation #*	145,206	8,800	Teradata Corporation #	241,208
294,700	Cisco Systems, Inc. #	7,977,529	8,500	Teradyne, Inc. #	87,890
9,200	Citrix Systems, Inc. #	349,692	67,900	Texas Instruments, Inc.	2,267,860
14,100	Cognizant Technology Solutions		8,700	Total System Services, Inc.	250,995
	Corporation #	478,554	24,076	Tyco Electronics, Ltd.	893,942
8,500	Computer Sciences Corporation #	420,495	16,900	Unisys Corporation #	79,937
14,000	Compuware Corporation #	124,320	10,700	VeriSign, Inc. #	402,427
6,400	Convergys Corporation #	105,344	36,380	Western Union Company	883,306
76,500	Corning, Inc.	1,835,235	44,900	Xerox Corporation	726,931
108,800	Dell, Inc. #	2,666,688	14,400	Xilinx, Inc.	314,928
55,200	eBay, Inc. #	1,832,088	65,000	Yahoo!, Inc. #*	1,511,900

15,300	Electronic Arts, Inc. #	893,673		Total Information Technology	104,777,934
24,800	Electronic Data Systems Corporation	514,104
101,886	EMC Corporation #	1,887,948	Materials (3.3%)
8,300	Fidelity National Information		10,500	Air Products and Chemicals, Inc.	1,035,615
	Services, Inc.	345,197	41,164	Alcoa, Inc.	1,504,544
7,900	Fiserv, Inc. #	438,371	4,969	Allegheny Technologies, Inc.	429,322
11,200	Google, Inc. #	7,744,576	2,800	Ashland, Inc.	132,804
125,186	Hewlett-Packard Company	6,319,389	4,900	Ball Corporation	220,500
284,000	Intel Corporation	7,571,440	4,900	Bemis Company, Inc.	134,162
66,900	International Business Machines		45,893	Dow Chemical Company	1,809,102
	Corporation	7,231,890	43,611	E.I. du Pont de Nemours and Company	1,922,809
16,100	Intuit, Inc. #	508,921	4,000	Eastman Chemical Company	244,360
10,100	Jabil Circuit, Inc.	154,227	8,600	Ecolab, Inc.	440,406
10,662	JDS Uniphase Corporation #	141,805	18,496	Freeport-McMoRan Copper & Gold, Inc.	1,894,730
25,300	Juniper Networks, Inc. #	839,960	5,800	Hercules, Inc.	112,230
8,900	KLA-Tencor Corporation	428,624	4,000	International Flavors & Fragrances, Inc.	192,520
4,600	Lexmark International, Inc. #	160,356	20,771	International Paper Company	672,565
10,900	Linear Technology Corporation *	346,947	8,981	MeadWestvaco Corporation	281,105
34,200	LSI Corporation #	181,602	26,478	Monsanto Company	2,957,328
11,100	MEMC Electronic Materials, Inc. #	982,239	21,948	Newmont Mining Corporation	1,071,721
10,400	Microchip Technology, Inc.	326,768	13,900	Nucor Corporation *	823,158
36,900	Micron Technology, Inc. #*	267,525	6,500	Pactiv Corporation #	173,095
390,800	Microsoft Corporation	13,912,480	8,100	PPG Industries, Inc.	568,863
6,900	Molex, Inc.	188,370	15,400	Praxair, Inc.	1,366,134
110,890	Motorola, Inc.	1,778,676	6,113	Rohm and Haas Company	324,417
11,500	National Semiconductor Corporation *	260,360	7,952	Sealed Air Corporation	184,009
16,700	Network Appliance, Inc. #	416,832	6,500	Sigma-Aldrich Corporation	354,900
17,100	Novell, Inc. #	117,477	4,300	Titanium Metals Corporation *	113,735
5,800	Novellus Systems, Inc. #	159,906	5,800	United States Steel Corporation	701,278

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Materials — continued			28,394	Dominion Resources, Inc.	$1,347,295
5,300	Vulcan Materials Company *	$419,177	8,000	DTE Energy Company	351,680
10,100	Weyerhaeuser Company	744,774	61,208	Duke Energy Corporation	1,234,565

	Total Materials	20,829,363	24,004	Dynegy, Inc. #	171,389

			15,900	Edison International, Inc.	848,583
Telecommunications Services (3.6%)			9,500	Entergy Corporation	1,135,440
19,600	American Tower Corporation #	834,960	32,024	Exelon Corporation	2,614,439
294,639	AT&T, Inc. ‡	12,245,197	14,800	FirstEnergy Corporation	1,070,632
5,400	CenturyTel, Inc.	223,884	19,700	FPL Group, Inc.	1,333,099
16,000	Citizens Communications Company	203,680	3,815	Integrys Energy Group, Inc.	197,197
7,501	Embarq Corporation	371,525	2,300	Nicor, Inc.	97,405
76,272	Qwest Communications		13,409	NiSource, Inc.	253,296
	International, Inc. #*	534,667	9,800	Pepco Holdings, Inc.	287,434
138,120	Sprint Nextel Corporation	1,813,516	17,200	PG&E Corporation	741,148
140,396	Verizon Communications, Inc.	6,133,901	5,000	Pinnacle West Capital Corporation	212,050
23,207	Windstream Corporation	302,155	18,000	PPL Corporation	937,620

	Total Telecommunications		12,620	Progress Energy, Inc.	611,187
	Services	22,663,485	12,300	Public Service Enterprise

				Group, Inc.	1,208,352
Utilities (3.6%)			8,500	Questar Corporation	459,850
32,500	AES Corporation #*	695,175	12,875	Sempra Energy	796,705
8,200	Allegheny Energy, Inc.	521,602	36,800	Southern Company	1,426,000
10,200	Ameren Corporation	552,942	10,300	TECO Energy, Inc.	177,263
19,360	American Electric Power		20,405	Xcel Energy, Inc.	460,541

	Company, Inc.	901,402		Total Utilities	22,661,286

15,673	CenterPoint Energy, Inc. *	268,478

11,000	CMS Energy Corporation *	191,180		Total Common Stock
13,200	Consolidated Edison, Inc.	644,820		(cost $476,571,929)	624,970,808

8,900	Constellation Energy Group, Inc.	912,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.7%)	Rate (+)	Date	Value

48,959,242	Thrivent Financial Securities Lending Trust	5.000%	N/A	$48,959,242

	Total Collateral Held for Securities Loaned
	(cost $48,959,242)			48,959,242

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.2%)	Rate (+)	Date	Value

$1,100,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$1,083,170
6,871,402	Thrivent Money Market Portfolio	4.930	N/A	6,871,402

	Total Short-Term Investments (cost $7,954,763)			7,954,572

	Total Investments (cost $533,485,934) 107.6%			$681,884,622

	Other Assets and Liabilities, Net (7.6%)			(48,427,464)

	Total Net Assets 100.0%			$633,457,158

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	20	March 2008	$7,424,350	$7,386,000	($38,350)
Total Futures					($38,350)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2007, $1,083,170 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $19,107,010 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$200,460,682
Gross unrealized depreciation	(59,031,217)

Net unrealized appreciation (depreciation)	$141,429,465
Cost for federal income tax purposes	$540,455,157

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.1%)	Value	Shares	Common Stock (95.1%)	Value

Diversified REITS (5.4%)			Office REITS (15.0%)
15,000	Colonial Properties Trust *	$339,450	49,000	Alexandria Real Estate Equities, Inc.	$4,981,830
65,973	Liberty Property Trust *	1,900,682	75,800	BioMed Realty Trust, Inc. *	1,756,286
16,000	PS Business Parks, Inc.	840,800	140,000	Boston Properties, Inc.	12,853,400
159,500	Vornado Realty Trust	14,028,025	124,905	Brandywine Realty Trust	2,239,547
15,000	Washington Real Estate		83,900	Corporate Office Properties Trust *	2,642,850
	Investment Trust *	471,150	82,800	Digital Realty Trust, Inc. *	3,177,036

	Total Diversified REITS	17,580,107	91,500	Douglas Emmett, Inc.	2,068,815

			77,500	Duke Realty Corporation *	2,021,200
Financials (6.3%)			62,600	Highwoods Properties, Inc. *	1,839,188
87,000	iShares Dow Jones U.S. Real Estate		46,300	Kilroy Realty Corporation	2,544,648
	Index Fund *	5,733,300	36,000	Lexington Corporate Properties Trust	523,440
259,536	SPDR DJ Wilshire International		72,000	Mack-Cali Realty Corporation	2,448,000
	Real Estate ETF *	14,780,575	55,575	Maguire Properties, Inc. *	1,637,795

	Total Financials	20,513,875	87,094	SL Green Realty Corporation *	8,139,759

				Total Office REITS	48,873,794

Foreign (3.7%)
38,255	British Land Company plc	717,319	Real Estate Management & Development (0.4%)
256,750	Brookfield Properties Corporation *	4,942,438	31,951	Forest City Enterprises	1,419,902

36,400	Henderson Land Development			Total Real Estate Management
	Company, Ltd.	338,051		& Development	1,419,902

80,000	Hongkong Land Holdings, Ltd.	391,816
85,000	Hopson Development Holdings, Ltd.	231,828	Residential REITS (13.2%)
27,527	Land Securities Group plc	824,846	29,400	American Campus Communities, Inc.	789,390
18,500	Lend Lease Corporation, Ltd.	279,345	81,590	Apartment Investment & Management
31,100	Mitsubishi Estate Company, Ltd.	740,956		Company *	2,833,621
37,000	Mitsui Fudosan Company, Ltd.	797,959	104,800	Avalonbay Communities, Inc. *	9,865,872
75,000	Stockland	550,479	68,000	BRE Properties, Inc. *	2,756,040
27,000	Sun Hung Kai Properties, Ltd.	567,096	72,200	Camden Property Trust	3,476,430
3,808	Unibail-Rodamco	833,243	25,000	Equity Lifestyle Properties, Inc.	1,141,750
39,100	Westfield Group	714,838	254,200	Equity Residential REIT	9,270,674

	Total Foreign	11,930,214	51,400	Essex Property Trust, Inc. *	5,010,986

			51,795	Home Properties, Inc. *	2,323,006
Hotels, Resorts & Cruise Lines (1.2%)			34,000	Mid-America Apartment
92,500	Starwood Hotels & Resorts			Communities, Inc. *	1,453,500
	Worldwide, Inc.	4,072,775	41,300	Post Properties, Inc. *	1,450,456

	Total Hotels, Resorts &		137,100	UDR, Inc. *	2,721,435

	Cruise Lines	4,072,775		Total Residential REITS	43,093,160

Industrial REITS (8.4%)			Retail REITS (24.5%)
113,200	AMB Property Corporation	6,515,792	30,500	Acadia Realty Trust *	781,105
115,000	DCT Industrial Trust, Inc. *	1,070,650	55,000	CBL & Associates Properties, Inc.	1,315,050
28,600	EastGroup Properties, Inc.	1,196,910	134,000	Developers Diversified Realty
294,850	ProLogis Trust *	18,687,593		Corporation *	5,130,860

	Total Industrial REITS	27,470,945	20,500	Equity One, Inc. *	472,115

			79,400	Federal Realty Investment Trust *	6,522,710
Mortgage REITS (0.3%)			228,000	General Growth Properties, Inc. *	9,389,040
42,800	iSTAR Financial, Inc. *	1,114,940	30,000	Glimcher Realty Trust *	428,700

	Total Mortgage REITS	1,114,940	61,000	Inland Real Estate Corporation *	863,760

			220,850	Kimco Realty Corporation *	8,038,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (95.1%)	Value	Shares	Common Stock (95.1%)	Value

Retail REITS — continued			75,400	Health Care REIT, Inc. *	$3,369,626
25,900	Kite Realty Group Trust	$395,493	33,575	Healthcare Realty Trust, Inc.	852,469
87,100	Macerich Company *	6,189,326	20,000	Hersha Hospitality Trust	190,000
62,100	National Retail Properties, Inc.	1,451,898	55,900	Hospitality Properties Trust	1,801,098
7,000	Pennsylvania Real Estate		542,256	Host Marriott Corporation *	9,240,042
	Investment Trust *	207,760	62,738	LaSalle Hotel Properties *	2,001,342
9,000	Ramco-Gershenson Properties Trust	192,330	95,000	Nationwide Health
24,000	Realty Income Corporation *	648,480		Properties, Inc. *	2,983,000
84,500	Regency Centers Corporation	5,449,405	18,000	Omega Healthcare Investors, Inc.	288,900
289,600	Simon Property Group, Inc. *	25,154,654	33,800	Plum Creek Timber Company, Inc. *	1,556,152
50,300	Tanger Factory Outlet Centers, Inc. *	1,896,813	153,748	Public Storage, Inc. *	11,286,641
75,300	Taubman Centers, Inc. *	3,704,007	71,200	Senior Housing Property Trust	1,614,816
53,100	Weingarten Realty Investors *	1,669,464	3,400	Sovran Self Storage, Inc.	136,340

	Total Retail REITS	79,901,910	82,400	Strategic Hotel Capital, Inc. *	1,378,552

			50,000	Sunstone Hotel Investors, Inc. *	914,500
Specialized REITS (16.7%)			28,600	U-Store-It Trust	261,976
138,400	Ashford Hospitality Trust *	995,096	160,459	Ventas, Inc.	7,260,770

101,606	DiamondRock Hospitality Company	1,522,058		Total Specialized REITS	54,367,908

18,000	Entertainment Properties Trust *	846,000

91,000	Extra Space Storage, Inc. *	1,300,390		Total Common Stock
32,000	FelCor Lodging Trust, Inc.	498,880		(cost $288,755,849)	310,339,530

117,000	Health Care Property Investors, Inc.	4,069,260

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (42.9%)	Rate (+)	Date	Value

140,131,373	Thrivent Financial Securities Lending Trust	5.000%	N/A	$140,131,373

	Total Collateral Held for Securities Loaned
	(cost $140,131,373)			140,131,373

Principal		Interest	Maturity
Amount	Short-Term Investments (4.5%)	Rate (+)	Date	Value

$14,810,000	Federal Home Loan Mortgage Corporation	3.150%	1/2/2008	$14,808,704

	Total Short-Term Investments (at amortized cost)			14,808,704

	Total Investments (cost $443,695,926) 142.5%			$465,279,607

	Other Assets and Liabilities, Net (42.5%)			(138,852,981)

	Total Net Assets 100.0%			$326,426,626

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ETF — Exchange Traded Fund.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$37,089,482
Gross unrealized depreciation	(16,924,661)

Net unrealized appreciation (depreciation)	$20,164,821
Cost for federal income tax purposes	$445,114,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (63.9%)	Value	Shares	Common Stock (63.9%)	Value

Consumer Discretionary (5.4%)			2,200	Jones Apparel Group, Inc.	$35,178
2,100	Abercrombie & Fitch Company	$167,937	1,900	KB Home	41,040
7,400	Amazon.com, Inc. #*	685,536	7,700	Kohl’s Corporation #±	352,660
3,400	Apollo Group, Inc. #	238,510	4,200	Leggett & Platt, Inc.	73,248
3,400	AutoNation, Inc. #	53,244	3,400	Lennar Corporation	60,826
1,000	AutoZone, Inc. #	119,910	7,462	Limited Brands, Inc.	141,256
6,500	Bed Bath & Beyond, Inc. #	191,035	2,600	Liz Claiborne, Inc.	52,910
8,475	Best Buy Company, Inc. *	446,209	35,400	Lowe’s Companies, Inc.	800,748
2,200	Big Lots, Inc. #*	35,178	10,500	Macy’s Group, Inc	271,635
1,700	Black & Decker Corporation	118,405	7,500	Marriott International, Inc.	256,350
2,200	Brunswick Corporation *	37,510	8,825	Mattel, Inc.	168,028
10,500	Carnival Corporation	467,145	28,700	McDonald’s Corporation	1,690,717
16,562	CBS Corporation	451,314	7,900	McGraw-Hill Companies, Inc.	346,099
2,900	Centex Corporation	73,254	1,000	Meredith Corporation	54,980
4,200	Circuit City Stores, Inc.	17,640	3,600	New York Times Company *	63,108
12,000	Clear Channel Communications, Inc.	414,240	6,726	Newell Rubbermaid, Inc.	174,069
8,900	Coach, Inc. #±	272,162	56,100	News Corporation	1,149,489
74,565	Comcast Corporation #*	1,361,557	9,400	NIKE, Inc.	603,856
6,700	D.R. Horton, Inc. ±	88,239	4,500	Nordstrom, Inc.	165,285
3,600	Darden Restaurants, Inc.	99,756	6,600	Office Depot, Inc. #	91,806
1,400	Dillard’s, Inc. *	26,292	2,000	OfficeMax, Inc.	41,320
17,400	DIRECTV Group, Inc. #	402,288	7,900	Omnicom Group, Inc.	375,487
2,300	E.W. Scripps Company	103,523	1,600	Polo Ralph Lauren Corporation	98,864
6,900	Eastman Kodak Company *	150,903	5,100	Pulte Homes, Inc. *	53,754
5,000	Expedia, Inc. #	158,100	3,200	RadioShack Corporation *	53,952
3,500	Family Dollar Stores, Inc.	67,305	1,680	Sears Holdings Corporation #*	171,444
51,100	Ford Motor Company #*	343,903	2,600	Sherwin-Williams Company	150,904
3,700	Fortune Brands, Inc.	267,732	1,500	Snap-On, Inc.	72,360
3,800	GameStop Corporation #	236,018	2,100	Stanley Works	101,808
5,600	Gannett Company, Inc.	218,400	17,200	Staples, Inc.	396,804
11,200	Gap, Inc.	238,336	17,700	Starbucks Corporation #	362,319
13,700	General Motors Corporation	340,993	4,800	Starwood Hotels & Resorts
4,200	Genuine Parts Company	194,460		Worldwide, Inc.	211,344
5,800	Goodyear Tire & Rubber Company #*	163,676	20,400	Target Corporation	1,020,000
7,800	H&R Block, Inc.	144,846	3,200	Tiffany & Company	147,296
5,800	Harley-Davidson, Inc. *	270,918	87,650	Time Warner, Inc.	1,447,102
1,500	Harman International		10,700	TJX Companies, Inc.	307,411
	Industries, Inc.	110,565	2,200	VF Corporation	151,052
4,600	Harrah’s Entertainment, Inc.	408,250	15,862	Viacom, Inc. #	696,659
3,700	Hasbro, Inc. ±	94,646	46,087	Walt Disney Company ±	1,487,688
40,900	Home Depot, Inc.	1,101,846	140	Washington Post Company	110,800
4,400	IAC InterActiveCorp #	118,448	2,300	Wendy’s International, Inc.	59,432
7,600	International Game Technology *	333,868	1,859	Whirlpool Corporation	151,734
11,489	Interpublic Group of		4,332	Wyndham Worldwide Corporation	102,062
	Companies, Inc. #*	93,176	12,320	Yum! Brands, Inc.	471,486

5,400	J.C. Penney Company, Inc.			Total Consumer Discretionary	26,520,165

	(Holding Company)	237,546
14,400	Johnson Controls, Inc.	518,976

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (63.9%)	Value	Shares	Common Stock (63.9%)	Value

Consumer Staples (6.6%)			11,000	Chesapeake Energy Corporation	$431,200
51,000	Altria Group, Inc. ±	$3,854,580	51,174	Chevron Corporation	4,776,069
17,800	Anheuser-Busch Companies, Inc. *	931,652	38,782	ConocoPhillips	3,424,451
15,541	Archer-Daniels-Midland Company	721,569	4,400	CONSOL Energy, Inc.	314,688
10,400	Avon Products, Inc. ±	411,112	10,700	Devon Energy Corporation ±	951,337
2,200	Brown-Forman Corporation	163,042	16,986	El Paso Corporation	292,839
5,400	Campbell Soup Company	192,942	3,700	ENSCO International, Inc.	220,594
3,400	Clorox Company	221,578	6,000	EOG Resources, Inc.	535,500
48,200	Coca-Cola Company ±	2,958,034	132,472	Exxon Mobil Corporation	12,411,302
7,000	Coca-Cola Enterprises, Inc.	182,210	21,400	Halliburton Company	811,274
12,300	Colgate-Palmolive Company	958,908	6,700	Hess Corporation	675,762
11,800	ConAgra Foods, Inc.	280,722	17,222	Marathon Oil Corporation	1,048,131
4,800	Constellation Brands, Inc. #	113,472	4,500	Murphy Oil Corporation	381,780
10,500	Costco Wholesale Corporation	732,480	6,800	Nabors Industries, Ltd. #	186,252
35,805	CVS/Caremark Corporation	1,423,249	8,600	National Oilwell Varco, Inc. #	631,756
3,300	Dean Foods Company	85,338	6,500	Noble Corporation	367,315
2,900	Estee Lauder Companies, Inc.	126,469	4,200	Noble Energy, Inc.	333,984
8,100	General Mills, Inc.	461,700	20,100	Occidental Petroleum Corporation	1,547,499
7,750	H.J. Heinz Company	361,770	6,500	Peabody Energy Corporation	400,660
4,200	Hershey Company	165,480	3,700	Range Resources Corporation	190,032
6,600	Kellogg Company	346,038	2,800	Rowan Companies, Inc.	110,488
10,180	Kimberly-Clark Corporation	705,881	29,000	Schlumberger, Ltd.	2,852,730
37,460	Kraft Foods, Inc.	1,222,320	4,800	Smith International, Inc.	354,480
16,500	Kroger Company	440,715	15,321	Spectra Energy Corporation	395,588
3,100	McCormick & Company, Inc.	117,521	2,900	Sunoco, Inc.	210,076
3,300	Molson Coors Brewing Company	170,346	3,400	Tesoro Petroleum Corporation	162,180
3,500	Pepsi Bottling Group, Inc.	138,110	7,660	Transocean, Inc. #	1,096,580
39,020	PepsiCo, Inc.	2,961,618	13,300	Valero Energy Corporation	931,399
75,292	Procter & Gamble Company	5,527,939	8,200	Weatherford International, Ltd. #	562,520
4,200	Reynolds American, Inc. *	277,032	14,400	Williams Companies, Inc.	515,232
10,700	Safeway, Inc.	366,047	11,750	XTO Energy, Inc.	603,480

17,500	Sara Lee Corporation	281,050		Total Energy	40,127,984

5,069	SUPERVALU, Inc.	190,189
14,700	SYSCO Corporation *	458,787	Financials (11.3%)
6,700	Tyson Foods, Inc.	102,711	8,000	ACE, Ltd.	494,240
4,000	UST, Inc.	219,200	11,800	AFLAC, Inc. ±	739,034
24,000	Walgreen Company *	913,920	13,796	Allstate Corporation ±	720,565
57,300	Wal-Mart Stores, Inc. ±	2,723,469	2,550	Ambac Financial Group, Inc. *	65,714
3,300	Whole Foods Market, Inc. *	134,640	4,600	American Capital Strategies, Ltd. *	151,616
5,325	William Wrigley Jr. Company	311,779	28,300	American Express Company ±	1,472,166

	Total Consumer Staples	31,955,619	61,502	American International Group, Inc. ±	3,585,567

			5,540	Ameriprise Financial, Inc.	305,309
Energy (8.2%)			7,050	Aon Corporation	336,214
11,236	Anadarko Petroleum Corporation	738,093	2,400	Apartment Investment &
8,068	Apache Corporation ±	867,633		Management Company	83,352
7,620	Baker Hughes, Inc.	617,982	2,400	Assurant, Inc.	160,560
7,300	BJ Services Company	177,098	2,100	Avalonbay Communities, Inc.	197,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (63.9%)	Value	Shares	Common Stock (63.9%)	Value

Financials — continued			12,600	Marsh & McLennan Companies, Inc.	$333,522
107,607	Bank of America Corporation ±	$4,439,865	6,300	Marshall & Ilsley Corporation	166,824
27,601	Bank of New York Mellon Corporation	1,345,825	3,000	MBIA, Inc. *	55,890
13,300	BB&T Corporation	407,911	20,700	Merrill Lynch & Company, Inc.	1,111,176
2,778	Bear Stearns Companies, Inc.	245,158	17,900	MetLife, Inc.	1,102,998
3,000	Boston Properties, Inc.	275,430	1,900	MGIC Investment Corporation	42,617
9,465	Capital One Financial Corporation	447,316	5,200	Moody’s Corporation *	185,640
4,800	CB Richard Ellis Group, Inc. #	103,440	25,690	Morgan Stanley	1,364,396
22,625	Charles Schwab Corporation *	578,069	15,300	National City Corporation	251,838
9,400	Chubb Corporation *	513,052	4,700	Northern Trust Corporation ±	359,926
4,051	Cincinnati Financial Corporation	160,177	6,400	NYSE Euronext	561,728
4,700	CIT Group, Inc.	112,941	4,200	Plum Creek Timber Company, Inc.	193,368
120,889	Citigroup, Inc. ±	3,558,972	8,400	PNC Financial Services Group, Inc.	551,460
1,300	CME Group, Inc.	891,800	6,300	Principal Financial Group, Inc.	433,692
3,800	Comerica, Inc.	165,414	16,900	Progressive Corporation	323,804
4,700	Commerce Bancorp, Inc.	179,258	6,200	ProLogis Trust	392,956
13,998	Countrywide Financial Corporation *	125,142	11,000	Prudential Financial, Inc.	1,023,440
3,100	Developers Diversified		3,200	Public Storage, Inc.	234,912
	Realty Corporation	118,699	16,900	Regions Financial Corporation *	399,685
11,495	Discover Financial Services	173,345	2,400	SAFECO Corporation	133,632
10,200	E*TRADE Financial Corporation #*	36,210	5,400	Simon Property Group, Inc.	469,044
6,600	Equity Residential REIT ±	240,702	12,600	SLM Corporation	253,764
16,000	Federal Home Loan		8,680	Sovereign Bancorp, Inc.	98,952
	Mortgage Corporation	545,120	9,300	State Street Corporation	755,160
23,700	Federal National Mortgage Association	947,526	8,500	SunTrust Banks, Inc.	531,165
2,100	Federated Investors, Inc.	86,436	6,400	T. Rowe Price Group, Inc.	389,632
12,916	Fifth Third Bancorp *	324,579	2,300	Torchmark Corporation	139,219
3,200	First Horizon National Corporation *	58,080	15,625	Travelers Companies, Inc.	840,625
4,000	Franklin Resources, Inc.	457,720	41,821	U.S. Bancorp ±	1,327,399
6,000	General Growth Properties, Inc.	247,080	8,758	UnumProvident Corporation	208,353
10,600	Genworth Financial, Inc.	269,770	3,200	Vornado Realty Trust	281,440
9,700	Goldman Sachs Group, Inc.	2,085,985	47,923	Wachovia Corporation	1,822,512
7,700	Hartford Financial Services		21,081	Washington Mutual, Inc. *	286,912
	Group, Inc.	671,363	81,820	Wells Fargo & Company	2,470,146
12,600	Host Marriott Corporation	214,704	4,400	XL Capital, Ltd.	221,364
12,600	Hudson City Bancorp, Inc.	189,252	2,700	Zions Bancorporation	126,063

8,916	Huntington Bancshares, Inc.	131,600		Total Financials	54,903,360

1,700	IntercontinentalExchange, Inc. #	327,250
81,398	J.P. Morgan Chase & Company	3,553,023	Health Care (7.6%)
3,700	Janus Capital Group, Inc.	121,545	37,400	Abbott Laboratories ±	2,100,010
9,500	KeyCorp	222,775	12,056	Aetna, Inc.	695,993
6,100	Kimco Realty Corporation *	222,040	7,400	Allergan, Inc.	475,376
3,200	Legg Mason, Inc.	234,080	4,000	AmerisourceBergen Corporation	179,480
12,800	Lehman Brothers Holdings, Inc.	837,632	26,352	Amgen, Inc. #	1,223,787
4,100	Leucadia National Corporation	193,110	4,000	Applera Corporation (Applied
6,611	Lincoln National Corporation	384,901		Biosystems Group)	135,680
10,700	Loews Corporation	538,638	2,600	Barr Pharmaceuticals, Inc. #	138,060
2,000	M&T Bank Corporation	163,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (63.9%)	Value	Shares	Common Stock (63.9%)	Value

Health Care — continued			Industrials (7.4%)
15,300	Baxter International, Inc.	$888,165	17,300	3M Company	$1,458,736
5,900	Becton, Dickinson and Company	493,122	7,100	Allied Waste Industries, Inc. #	78,242
7,030	Biogen Idec, Inc. #	400,148	2,700	Avery Dennison Corporation	143,478
32,450	Boston Scientific Corporation #	377,394	18,828	Boeing Company ±	1,646,697
47,900	Bristol-Myers Squibb Company ±	1,270,308	7,292	Burlington Northern
2,400	C.R. Bard, Inc.	227,520		Santa Fe Corporation	606,913
8,675	Cardinal Health, Inc.	500,981	4,200	C.H. Robinson Worldwide, Inc.	227,304
9,300	Celgene Corporation #*	429,753	15,400	Caterpillar, Inc.	1,117,424
6,700	CIGNA Corporation ±	359,991	3,300	Cintas Corporation	110,946
3,750	Coventry Health Care, Inc. #	222,188	4,300	Cooper Industries, Ltd.	227,384
12,015	Covidien, Ltd.	532,144	10,100	CSX Corporation	444,198
23,900	Eli Lilly and Company	1,276,021	2,400	Cummins, Inc.	305,688
6,200	Express Scripts, Inc. #	452,600	6,100	Danaher Corporation *	535,214
7,600	Forest Laboratories, Inc. #	277,020	10,800	Deere & Company	1,005,696
6,400	Genzyme Corporation #	476,416	5,000	Dover Corporation	230,450
22,500	Gilead Sciences, Inc. #	1,035,225	3,600	Eaton Corporation	349,020
3,930	Hospira, Inc. #	167,575	19,100	Emerson Electric Company	1,082,206
4,100	Humana, Inc. #	308,771	3,300	Equifax, Inc. ±	119,988
4,800	IMS Health, Inc.	110,592	5,200	Expeditors International of
69,406	Johnson & Johnson	4,629,380		Washington, Inc.	232,336
5,933	King Pharmaceuticals, Inc. #	60,754	7,440	FedEx Corporation	663,425
2,700	Laboratory Corporation of		2,100	Fluor Corporation	306,012
	America Holdings #	203,931	9,700	General Dynamics Corporation	863,203
6,980	McKesson Corporation	457,260	245,100	General Electric Company ‡	9,085,857
6,555	Medco Health Solutions, Inc. #	664,677	3,200	Goodrich Corporation	225,952
27,400	Medtronic, Inc.	1,377,398	18,037	Honeywell International, Inc.	1,110,538
52,800	Merck & Company, Inc.	3,068,208	10,000	Illinois Tool Works, Inc.	535,400
1,400	Millipore Corporation #*	102,452	6,600	Ingersoll-Rand Company	306,702
7,300	Mylan Laboratories, Inc.	102,638	4,400	ITT Corporation *	290,576
3,300	Patterson Companies, Inc. #	112,035	2,900	Jacobs Engineering Group, Inc. #*	277,269
2,900	PerkinElmer, Inc.	75,458	3,000	L-3 Communications Holdings, Inc.	317,820
165,651	Pfizer, Inc.	3,765,247	8,400	Lockheed Martin Corporation	884,184
3,800	Quest Diagnostics, Inc. *	201,020	3,100	Manitowoc Company, Inc.	151,373
39,200	Schering-Plough Corporation	1,044,288	8,900	Masco Corporation	192,329
8,280	St. Jude Medical, Inc. #	336,499	3,100	Monster Worldwide, Inc. #	100,440
5,800	Stryker Corporation	433,376	9,400	Norfolk Southern Corporation	474,136
11,450	Tenet Healthcare Corporation #	58,166	8,206	Northrop Grumman Corporation	645,320
10,200	Thermo Electron Corporation #	588,336	8,850	PACCAR, Inc.	482,148
31,300	UnitedHealth Group, Inc.	1,821,660	3,100	Pall Corporation	124,992
3,000	Varian Medical Systems, Inc. #	156,480	4,150	Parker-Hannifin Corporation	312,536
2,400	Waters Corporation #	189,768	5,300	Pitney Bowes, Inc.	201,612
2,600	Watson Pharmaceuticals, Inc. #	70,564	3,400	Precision Castparts Corporation	471,580
13,800	WellPoint, Inc. #	1,210,674	5,200	R.R. Donnelley & Sons Company	196,248
32,400	Wyeth *	1,431,756	10,500	Raytheon Company	637,350
5,790	Zimmer Holdings, Inc. #	383,008	3,900	Robert Half International, Inc.	105,456

	Total Health Care	37,299,353	3,700	Rockwell Automation, Inc. *	255,152

			4,000	Rockwell Collins, Inc.	287,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (63.9%)	Value	Shares	Common Stock (63.9%)	Value

Industrials — continued			3,950	Fiserv, Inc. #	$219,186
1,600	Ryder System, Inc.	$75,216	5,600	Google, Inc. #	3,872,288
17,780	Southwest Airlines Company	216,916	62,461	Hewlett-Packard Company	3,153,031
2,400	Terex Corporation #	157,368	141,800	Intel Corporation	3,780,388
6,000	Textron, Inc.	427,800	33,400	International Business
4,100	Trane, Inc.	191,511		Machines Corporation	3,610,540
11,915	Tyco International, Ltd.	472,430	8,100	Intuit, Inc. #	256,041
6,300	Union Pacific Corporation	791,406	5,100	Jabil Circuit, Inc.	77,877
25,400	United Parcel Service, Inc.	1,796,288	5,300	JDS Uniphase Corporation #	70,490
23,900	United Technologies Corporation	1,829,306	12,600	Juniper Networks, Inc. #	418,320
1,700	W.W. Grainger, Inc.	148,784	4,500	KLA-Tencor Corporation	216,720
12,430	Waste Management, Inc.	406,088	2,200	Lexmark International, Inc. #	76,692

	Total Industrials	35,940,523	5,500	Linear Technology Corporation *	175,065

			17,200	LSI Corporation #	91,332
Information Technology (10.7%)			5,500	MEMC Electronic Materials, Inc. #	486,695
13,900	Adobe Systems, Inc. #±	593,947	5,200	Microchip Technology, Inc.	163,384
14,600	Advanced Micro Devices, Inc. #*	109,500	18,400	Micron Technology, Inc. #*	133,400
2,600	Affiliated Computer		195,100	Microsoft Corporation ±	6,945,560
	Services, Inc. #	117,260	3,450	Molex, Inc.	94,185
9,363	Agilent Technologies, Inc. #	343,997	55,321	Motorola, Inc.	887,349
4,000	Akamai Technologies, Inc. #*	138,400	5,800	National Semiconductor Corporation *	131,312
8,100	Altera Corporation	156,492	8,300	Network Appliance, Inc. #	207,168
7,300	Analog Devices, Inc.	231,410	8,500	Novell, Inc. #	58,395
21,200	Apple Computer, Inc. #±	4,199,296	3,000	Novellus Systems, Inc. #	82,710
33,400	Applied Materials, Inc.	593,184	13,450	NVIDIA Corporation #	457,569
5,600	Autodesk, Inc. #±	278,656	95,659	Oracle Corporation #	2,159,980
12,800	Automatic Data Processing, Inc.	569,984	8,050	Paychex, Inc.	291,571
4,800	BMC Software, Inc. #±	171,072	3,500	QLogic Corporation #	49,700
11,350	Broadcom Corporation #	296,689	39,700	QUALCOMM, Inc.	1,562,195
9,475	CA, Inc.	236,401	5,500	SanDisk Corporation #*	182,435
2,114	CIENA Corporation #*	72,109	20,075	Sun Microsystems, Inc. #	363,960
147,100	Cisco Systems, Inc. #±	3,981,997	20,972	Symantec Corporation #	338,488
4,600	Citrix Systems, Inc. #	174,846	10,600	Tellabs, Inc. #	69,324
7,000	Cognizant Technology Solutions		4,300	Teradata Corporation #	117,863
	Corporation #	237,580	4,300	Teradyne, Inc. #	44,462
4,200	Computer Sciences Corporation #	207,774	33,900	Texas Instruments, Inc.	1,132,260
7,000	Compuware Corporation #	62,160	4,400	Total System Services, Inc.	126,940
3,200	Convergys Corporation #	52,672	12,015	Tyco Electronics, Ltd.	446,117
38,200	Corning, Inc.	916,418	8,500	Unisys Corporation #	40,205
54,300	Dell, Inc. #±	1,330,893	5,300	VeriSign, Inc. #	199,333
27,500	eBay, Inc. #	912,725	18,162	Western Union Company	440,973
7,600	Electronic Arts, Inc. #	443,916	22,500	Xerox Corporation	364,275
12,400	Electronic Data Systems Corporation	257,052	7,100	Xilinx, Inc.	155,277
50,824	EMC Corporation #	941,769	32,500	Yahoo!, Inc. #	755,950

4,100	Fidelity National Information			Total Information Technology	52,305,723

	Services, Inc.	170,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (63.9%)	Value	Shares	Common Stock (63.9%)	Value

Materials (2.1%)			Utilities (2.3%)
5,200	Air Products and Chemicals, Inc.	$512,876	16,200	AES Corporation #	$346,518
20,564	Alcoa, Inc.	751,614	4,100	Allegheny Energy, Inc.	260,801
2,381	Allegheny Technologies, Inc.	205,718	5,100	Ameren Corporation	276,471
1,500	Ashland, Inc.	71,145	9,640	American Electric Power
2,600	Ball Corporation	117,000		Company, Inc.	448,838
2,500	Bemis Company, Inc.	68,450	7,924	CenterPoint Energy, Inc. *	135,738
22,877	Dow Chemical Company ±	901,811	5,600	CMS Energy Corporation	97,328
21,719	E.I. du Pont de Nemours and Company	957,591	6,700	Consolidated Edison, Inc.	327,295
2,000	Eastman Chemical Company	122,180	4,400	Constellation Energy Group, Inc.	451,132
4,400	Ecolab, Inc.	225,324	14,130	Dominion Resources, Inc.	670,468
9,244	Freeport-McMoRan Copper &		4,000	DTE Energy Company	175,840
	Gold, Inc.	946,955	30,542	Duke Energy Corporation	616,032
2,900	Hercules, Inc. ±	56,115	12,009	Dynegy, Inc. #	85,744
2,000	International Flavors &		7,900	Edison International, Inc.	421,623
	Fragrances, Inc.	96,260	4,700	Entergy Corporation ±	561,744
10,321	International Paper Company	334,194	15,974	Exelon Corporation ±	1,304,117
4,580	MeadWestvaco Corporation	143,354	7,400	FirstEnergy Corporation	535,316
13,166	Monsanto Company	1,470,511	9,900	FPL Group, Inc.	669,933
10,917	Newmont Mining Corporation	533,077	2,007	Integrys Energy Group, Inc.	103,742
7,000	Nucor Corporation *	414,540	1,200	Nicor, Inc.	50,820
3,300	Pactiv Corporation #	87,879	6,734	NiSource, Inc.	127,205
4,000	PPG Industries, Inc.	280,920	4,900	Pepco Holdings, Inc.	143,717
7,700	Praxair, Inc.	683,067	8,500	PG&E Corporation	366,265
3,211	Rohm and Haas Company	170,408	2,500	Pinnacle West Capital Corporation	106,025
4,028	Sealed Air Corporation	93,208	9,000	PPL Corporation	468,810
3,300	Sigma-Aldrich Corporation	180,180	6,391	Progress Energy, Inc.	309,516
2,300	Titanium Metals Corporation *	60,835	6,200	Public Service Enterprise
2,800	United States Steel Corporation *	338,548		Group, Inc.	609,088
2,700	Vulcan Materials Company	213,543	4,300	Questar Corporation	232,630
5,000	Weyerhaeuser Company	368,700	6,287	Sempra Energy	389,040

	Total Materials	10,406,003	18,400	Southern Company	713,000

			5,200	TECO Energy, Inc.	89,492
Telecommunications Services (2.3%)			10,310	Xcel Energy, Inc.	232,697

9,900	American Tower Corporation #	421,740		Total Utilities	11,326,985

147,079	AT&T, Inc. ±	6,112,603

2,750	CenturyTel, Inc.	114,015		Total Common Stock
8,000	Citizens Communications Company	101,840		(cost $219,412,924)	312,110,010

3,798	Embarq Corporation	188,115
38,018	Qwest Communications
	International, Inc. #*	266,506
68,969	Sprint Nextel Corporation	905,563
70,070	Verizon Communications, Inc.	3,061,358
11,717	Windstream Corporation	152,555

	Total Telecommunications
	Services	11,324,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Asset-Backed Securities (5.9%)
$2,000,000	Americredit Automobile Receivables Trust ±†«	5.332%	1/6/2008	$1,977,154
632,520	Bear Stearns Asset-Backed Securities, Inc. ±†	5.105	1/25/2008	630,862
873,485	Bear Stearns Mortgage Funding Trust †	5.005	1/25/2008	412,078
1,908,975	Countrywide Asset-Backed Certificates ±«	5.549	4/25/2036	1,863,348
750,000	Countrywide Home Loans Asset-Backed Securities «	6.085	6/25/2021	665,900
2,000,000	Credit Based Asset Servicing and Securitization, LLC †	4.975	1/25/2008	1,967,674
1,000,000	Credit Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	987,676
2,500,000	DaimlerChrysler Master Owner Trust †	5.078	1/15/2008	2,498,980
1,000,000	Discover Card Master Trust	5.650	3/16/2020	998,737
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †	4.975	1/25/2008	972,685
782,641	First Horizon ABS Trust †«	4.995	1/25/2008	683,039
1,309,633	First Horizon ABS Trust †«	5.025	1/25/2008	1,071,379
1,500,000	Ford Credit Floor Plan Master Owner Trust †	5.208	1/15/2008	1,476,150
2,000,000	GE Dealer Floorplan Master Note Trust †	4.989	1/20/2008	1,999,598
1,500,000	GMAC Mortgage Corporation Loan Trust †«	4.935	1/25/2008	1,491,346
2,500,000	GMAC Mortgage Corporation Loan Trust †«	4.955	1/25/2008	2,494,142
1,210,767	IndyMac Seconds Asset-Backed Trust †«	5.035	1/25/2008	1,136,053
141,139	Massachusetts RRB Special Purpose Trust	3.780	9/15/2010	140,702
765,928	National Collegiate Student Loan Trust †	4.925	1/25/2008	766,413
9,034	Popular ABS Mortgage Pass-Through Trust †	4.995	1/25/2008	9,033
1,116,328	Residential Funding Mortgage Securities II †«	4.995	1/25/2008	1,099,355
482,613	SLM Student Loan Trust †	5.094	1/25/2008	482,038
2,000,000	Textron Financial Floorplan Master Note Trust † ≤	5.324	1/13/2008	1,999,752
1,345,458	Wachovia Asset Securitization, Inc. † ≤ «	5.005	1/25/2008	1,229,055

	Total Asset-Backed Securities			29,053,149

Basic Materials (0.2%)
250,000	Alcan, Inc.	5.000	6/1/2015	242,181
225,000	Alcan, Inc.	6.125	12/15/2033	218,314
550,000	Weyerhaeuser Company	6.750	3/15/2012	577,576

	Total Basic Materials			1,038,071

Capital Goods (0.4%)
350,000	Boeing Capital Corporation	6.100	3/1/2011	366,857
225,000	Caterpillar, Inc.	4.500	6/15/2009	225,082
800,000	General Electric Company	5.000	2/1/2013	810,178
300,000	John Deere Capital Corporation	7.000	3/15/2012	326,666
225,000	Northrop Grumman Corporation	7.125	2/15/2011	239,793
225,000	United Technologies Corporation	6.050	6/1/2036	231,499

	Total Capital Goods			2,200,075

Collateralized Mortgage Obligations (1.7%)
1,792,027	Chase Mortgage Finance Corporation	4.577	2/25/2037	1,773,392
1,786,942	J.P. Morgan Mortgage Trust	5.006	7/25/2035	1,783,056
1,408,416	Merrill Lynch Mortgage Investors, Inc.	4.875	6/25/2035	1,410,498
1,508,231	Thornburg Mortgage Securities Trust †	4.955	1/25/2008	1,499,443
782,035	Thornburg Mortgage Securities Trust †	4.975	1/25/2008	763,916
910,570	Zuni Mortgage Loan Trust †	4.995	1/25/2008	870,670

	Total Collateralized Mortgage Obligations			8,100,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Commercial Mortgage-Backed Securities (4.0%)
$1,000,000	Banc of America Commercial Mortgage, Inc.	5.118%	7/11/2043	$1,011,690
2,500,000	Bear Stearns Commercial Mortgage Securities, Inc. †	5.178	1/15/2008	2,402,585
400,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	395,796
700,000	Bear Stearns Commercial Mortgage Securities, Inc.	5.835	9/11/2042	701,032
240,024	Citigroup Commercial Mortgage Trust † ≤	5.098	1/15/2008	232,072
75,055	Commercial Mortgage Pass-Through Certificates † ≤	5.128	1/15/2008	74,681
2,000,000	Commercial Mortgage Pass-Through Certificates † ≤	5.158	1/15/2008	1,876,070
500,000	Credit Suisse First Boston Mortgage Securities Corporation	4.829	11/15/2037	493,688
2,000,000	Credit Suisse Mortgage Capital Certificates † ≤	5.198	1/15/2008	1,928,218
2,000,000	Crown Castle International Corporation ≤	5.245	11/15/2036	1,996,120
200,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	198,534
1,500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	1,487,476
1,000,000	Greenwich Capital Commercial Funding Corporation	5.317	6/10/2036	1,017,672
1,000,000	GS Mortgage Securities Corporation II †	5.382	1/6/2008	956,373
400,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation	4.654	1/12/2037	396,922
1,500,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation	5.336	5/15/2047	1,494,408
1,000,000	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	992,533
1,444,629	Nationslink Funding Corporation	6.316	1/20/2031	1,453,342
681,941	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	672,360

	Total Commercial Mortgage-Backed Securities			19,781,572

Communications Services (1.4%)
225,000	British Telecom plc	8.625	12/15/2010	246,904
225,000	British Telecom plc	9.125	12/15/2030	297,816
450,000	Cingular Wireless, Inc.	6.500	12/15/2011	473,745
200,000	Comcast Corporation	5.500	3/15/2011	201,911
500,000	Cox Communications, Inc.	7.750	11/1/2010	533,322
115,000	Cox Communications, Inc. ≤	6.450	12/1/2036	114,098
225,000	Deutsche Telekom International Finance BV ±	8.000	6/15/2010	240,208
225,000	France Telecom SA	7.750	3/1/2011	241,836
450,000	New Cingular Wireless Services, Inc. ±	7.875	3/1/2011	487,335
500,000	News America, Inc.	4.750	3/15/2010	497,148
225,000	News America, Inc.	6.400	12/15/2035	227,620
225,000	SBC Communications, Inc.	5.875	2/1/2012	232,175
600,000	Sprint Capital Corporation	7.625	1/30/2011	625,259
450,000	Sprint Capital Corporation	6.900	5/1/2019	447,015
550,000	Telecom Italia Capital SA	5.250	11/15/2013	543,582
425,000	Tele-Communications, Inc. (TCI Group)	7.875	8/1/2013	465,758
1,000,000	Verizon Global Funding Corporation	7.250	12/1/2010	1,071,931

	Total Communications Services			6,947,663

Consumer Cyclical (0.4%)
325,000	AOL Time Warner, Inc.	6.875	5/1/2012	342,228
500,000	Johnson Controls, Inc.	7.125	7/15/2017	548,740
450,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	519,694
500,000	Walt Disney Company	5.625	9/15/2016	513,515

	Total Consumer Cyclical			1,924,177

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Consumer Non-Cyclical (0.7%)
$225,000	Boston Scientific Corporation	7.000%	11/15/2035	$198,000
800,000	Bunge Limited Finance Corporation	5.350	4/15/2014	774,584
425,000	Coca-Cola HBC Finance BV	5.125	9/17/2013	427,337
482,000	General Mills, Inc.	6.000	2/15/2012	494,292
500,000	Kroger Company	4.950	1/15/2015	481,232
500,000	WellPoint, Inc.	5.000	12/15/2014	478,956
450,000	Wyeth	6.000	2/15/2036	449,965

	Total Consumer Non-Cyclical			3,304,366

Energy (0.3%)
500,000	Burlington Resources, Inc.	6.500	12/1/2011	530,352
800,000	Conoco Funding Company	6.350	10/15/2011	849,705
250,000	PennzEnergy Company	10.125	11/15/2009	274,223

	Total Energy			1,654,280

Financials (3.1%)
450,000	Allstate Corporation	5.000	8/15/2014	439,966
250,000	Associates Corporation of North America ±	6.250	11/1/2008	252,318
225,000	BAC Capital Trust XI	6.625	5/23/2036	218,899
675,000	Bank of America Corporation *	4.750	8/15/2013	665,142
1,350,000	Bank One Corporation ±	5.900	11/15/2011	1,401,740
700,000	BB&T Corporation	6.500	8/1/2011	731,042
900,000	BNP Paribas SA ± ≤	5.186	6/29/2015	819,111
650,000	CIT Group, Inc.	4.750	12/15/2010	616,543
650,000	Credit Suisse First Boston USA, Inc.	3.875	1/15/2009	644,595
675,000	Goldman Sachs Group, Inc.	6.600	1/15/2012	714,149
425,000	Household Finance Corporation	4.750	5/15/2009	423,589
500,000	HSBC Finance Corporation	5.000	6/30/2015	476,860
650,000	Lehman Brothers Holdings, Inc.	3.950	11/10/2009	633,575
450,000	Merrill Lynch & Company, Inc.	5.000	2/3/2014	429,267
350,000	MetLife, Inc.	5.000	6/15/2015	338,711
1,100,000	Morgan Stanley Dean Witter & Company	6.750	4/15/2011	1,152,956
1,230,030	Preferred Term Securities XXIII, Ltd. † ≤	5.191	3/24/2008	1,179,599
425,000	ProLogis Trust	5.500	3/1/2013	420,002
500,000	Prudential Financial, Inc.	4.750	6/13/2015	466,940
225,000	Prudential Financial, Inc.	5.700	12/14/2036	199,518
400,000	Residential Capital Corporation	8.000	4/17/2013	246,000
450,000	Student Loan Marketing Corporation	4.000	1/15/2010	414,463
450,000	Union Planters Corporation	4.375	12/1/2010	442,179
425,000	Wachovia Bank NA	4.875	2/1/2015	404,582
500,000	Washington Mutual Bank FA	5.500	1/15/2013	443,646
900,000	Wells Fargo & Company	4.200	1/15/2010	894,314

	Total Financials			15,069,706

Foreign (1.3%)
450,000	Export-Import Bank of Korea ± ≤	4.125	2/10/2009	444,002
1,200,000	Inter-American Development Bank	5.375	11/18/2008	1,212,368
1,000,000	Ontario Electricity Financial Corporation	7.450	3/31/2013	1,157,989
95,000	Pemex Project Funding Master Trust	9.125	10/13/2010	104,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Foreign — continued
$250,000	Petro-Canada, Ltd.	8.600%	1/15/2010	$273,854
500,000	Province of Newfoundland	8.650	10/22/2022	691,648
600,000	Province of Quebec	4.875	5/5/2014	616,277
750,000	Republic of Italy	4.375	6/15/2013	769,205
900,000	United Mexican States	5.625	1/15/2017	912,150

	Total Foreign			6,182,468

Mortgage-Backed Securities (11.5%)
6,073	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	4/1/2009	6,115
9,614	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	8/1/2010	9,872
655	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	11/1/2010	672
34,088	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	2/1/2011	34,990
23,825	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	5/1/2012	24,452
4,042	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	8.000	6/1/2012	4,242
9,190	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	8/1/2012	9,562
17,048	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	11/1/2012	17,646
14,191	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	8/1/2013	14,702
65,953	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	2/1/2014	67,464
118,907	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	4/1/2014	120,438
49,567	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	4/1/2014	50,702
65,954	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	4/1/2014	67,564
46,926	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	6/1/2014	48,646
40,762	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	9/1/2014	42,571
1,194,094	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	12/1/2017	1,210,929
21,672	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2024	22,512
45,153	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	9.000	11/1/2024	48,998
2,642	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	9.000	4/1/2025	2,865
4,163	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2025	4,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$5,595	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500%	9/1/2025	$6,014
4,817	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	1/1/2026	5,158
4,066	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	5/1/2026	4,224
10,946	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2026	11,509
25,711	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	7/1/2026	26,295
1,349	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	7/1/2026	1,445
1,232	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	8/1/2026	1,319
5,884	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	11/1/2026	6,294
4,215	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	1/1/2027	4,514
10,942	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	2/1/2027	11,361
11,920	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	2/1/2027	12,530
19,627	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	3/1/2027	20,996
8,009	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	4/1/2027	8,575
2,121	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2027	2,229
19,942	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	6/1/2027	21,339
8,177	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	7/1/2027	8,793
9,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2027	9,461
13,890	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	10/1/2027	14,863
11,890	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2027	12,731
6,210	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	12/1/2027	6,448
3,501	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	12/1/2027	3,749
50,932	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	6/1/2028	52,794
21,527	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	10/1/2028	22,630
64,793	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	11/1/2028	67,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$3,888	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500%	1/1/2029	$4,030
86,587	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2029	88,465
43,506	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2029	45,085
79,452	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	5/1/2029	81,176
79,123	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2029	83,177
32,161	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	7/1/2029	33,328
33,694	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	8/1/2029	34,916
13,277	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2029	13,957
18,464	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	10/1/2029	19,410
9,835	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2029	10,521
9,384	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	1/1/2030	9,861
63,729	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	1/1/2030	68,065
11,330	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	8/1/2030	12,134
57,114	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2031	58,226
228,436	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	6/1/2031	232,884
177,834	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	1/1/2032	181,296
752,951	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	10/1/2032	766,748
6,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	5.000	1/1/2038	5,853,750
4,050,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	1/1/2038	4,109,486
1,477	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	9.000	4/1/2010	1,571
2,159	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	9.000	4/1/2010	2,295
3,414	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	2/1/2011	3,491
6,874	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000	5/1/2011	7,146
9,338	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	6/1/2011	9,663

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$3,370	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500%	7/1/2011	$3,470
3,496	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	3,595
28,970	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	5/1/2012	29,997
12,040	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2012	12,467
28,490	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	10/1/2012	29,667
5,777	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	12/1/2012	6,015
21,855	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	6/1/2013	22,649
60,139	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	11/1/2013	61,656
101,702	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	5.500	12/1/2013	103,111
39,384	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	12/1/2013	40,450
24,262	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	4/1/2015	25,259
11,950,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through §	5.000	1/1/2023	11,961,209
6,945	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	10.500	8/1/2020	8,029
6,119	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	9.500	4/1/2025	6,751
1,309	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	9/1/2025	1,401
4,396	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	11/1/2025	4,730
3,467	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	1/1/2026	3,655
14,924	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2026	15,506
5,381	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2026	5,674
8,624	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2026	8,961
1,633	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	5/1/2026	1,758
3,655	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	7/1/2026	3,911
19,165	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2026	20,509
2,062	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	8/1/2026	2,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$10,426	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000%	11/1/2026	$10,993
3,461	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	11/1/2026	3,710
1,495	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2026	1,600
2,154	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2027	2,305
7,904	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2027	8,334
8,136	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	5/1/2027	8,705
10,552	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2027	10,956
10,484	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	7/1/2027	11,055
7,812	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2027	8,358
45,905	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	9/1/2027	49,227
12,511	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2027	13,193
38,856	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2027	41,573
7,012	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	12/1/2027	7,520
19,288	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2028	20,027
10,761	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	2/1/2028	11,348
130,950	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2028	135,730
33,899	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	8/1/2028	35,750
53,197	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2028	55,138
23,728	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2028	24,594
2,793	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2028	2,946
126,886	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	12/1/2028	129,763
42,013	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	12/1/2028	44,307
52,657	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	3/1/2029	53,821
66,861	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	6/1/2029	69,283

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$90,373	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000%	7/1/2029	$92,371
29,024	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2029	30,076
74,985	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2029	80,159
102,240	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	11/1/2029	104,500
48,100	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2029	50,731
22,199	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2029	23,413
24,077	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	4/1/2030	25,901
12,371	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2030	13,205
146,137	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2031	151,118
62,757	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	10/1/2031	64,896
74,271	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	12/1/2031	76,802
94,223	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2032	97,409
521,592	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2032	539,226
25,900,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	1/1/2038	25,867,618
1,999	Government National Mortgage Association
	15-Yr. Pass Through	6.500	5/15/2009	2,029
12,929	Government National Mortgage Association
	15-Yr. Pass Through	6.000	4/15/2011	13,242
2,642	Government National Mortgage Association
	15-Yr. Pass Through	6.500	6/15/2011	2,724
3,516	Government National Mortgage Association
	15-Yr. Pass Through	7.500	7/15/2011	3,640
14,854	Government National Mortgage Association
	15-Yr. Pass Through	7.000	4/15/2012	15,481
77,717	Government National Mortgage Association
	15-Yr. Pass Through	6.000	7/15/2014	79,527
4,195	Government National Mortgage Association
	30-Yr. Pass Through	9.500	12/15/2024	4,627
13,180	Government National Mortgage Association
	30-Yr. Pass Through	9.500	1/15/2025	14,546
35,538	Government National Mortgage Association
	30-Yr. Pass Through	9.000	3/15/2025	38,616
2,942	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2025	3,142

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$14,721	Government National Mortgage Association
	30-Yr. Pass Through	7.000%	1/15/2026	$15,635
20,583	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2026	21,861
4,528	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2026	4,705
19,020	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2026	20,201
6,793	Government National Mortgage Association
	30-Yr. Pass Through	8.000	4/15/2026	7,347
24,254	Government National Mortgage Association
	30-Yr. Pass Through	6.000	5/15/2026	24,925
6,567	Government National Mortgage Association
	30-Yr. Pass Through	7.000	5/15/2026	6,974
6,039	Government National Mortgage Association
	30-Yr. Pass Through	7.500	5/15/2026	6,450
31,596	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2026	33,558
7,465	Government National Mortgage Association
	30-Yr. Pass Through	8.500	6/15/2026	8,121
3,231	Government National Mortgage Association
	30-Yr. Pass Through	8.500	7/15/2026	3,515
22,155	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	23,963
8,379	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2026	8,949
7,362	Government National Mortgage Association
	30-Yr. Pass Through	8.000	11/15/2026	7,963
3,085	Government National Mortgage Association
	30-Yr. Pass Through	8.500	11/15/2026	3,356
4,069	Government National Mortgage Association
	30-Yr. Pass Through	9.000	12/15/2026	4,423
2,591	Government National Mortgage Association
	30-Yr. Pass Through	7.500	1/15/2027	2,767
33,541	Government National Mortgage Association
	30-Yr. Pass Through	7.500	4/15/2027	35,818
8,343	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/20/2027	8,989
2,614	Government National Mortgage Association
	30-Yr. Pass Through	8.000	8/15/2027	2,827
93,356	Government National Mortgage Association
	30-Yr. Pass Through	6.500	10/15/2027	96,973
33,651	Government National Mortgage Association
	30-Yr. Pass Through	7.000	10/15/2027	35,733
3,347	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	3,554
39,598	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	42,048

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$107,238	Government National Mortgage Association
	30-Yr. Pass Through	7.000%	7/15/2028	$113,803
17,588	Government National Mortgage Association
	30-Yr. Pass Through	7.500	7/15/2028	18,776
97,100	Government National Mortgage Association
	30-Yr. Pass Through	6.500	9/15/2028	100,781
94,458	Government National Mortgage Association
	30-Yr. Pass Through	6.000	12/15/2028	97,057
71,255	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2029	73,948
238,932	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	247,962
51,403	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	53,346
29,905	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2029	31,730
152,269	Government National Mortgage Association
	30-Yr. Pass Through	6.000	6/15/2029	156,404
60,402	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2029	64,087
4,854	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2029	5,180
24,455	Government National Mortgage Association
	30-Yr. Pass Through	8.000	5/15/2030	26,473
49,215	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	52,170
94,001	Government National Mortgage Association
	30-Yr. Pass Through	6.500	2/15/2032	97,457

	Total Mortgage-Backed Securities			55,990,138

Technology (0.1%)
500,000	International Business Machines Corporation	7.500	6/15/2013	561,078

	Total Technology			561,078

Transportation (0.3%)
425,000	CSX Corporation	5.500	8/1/2013	423,600
450,000	FedEx Corporation	3.500	4/1/2009	442,729
500,000	Union Pacific Corporation	6.500	4/15/2012	528,507

	Total Transportation			1,394,836

U.S. Government (9.4%)
300,000	Codelco, Inc. ≤	6.375	11/30/2012	321,107
2,000,000	Federal Home Loan Bank	4.100	6/13/2008	1,996,348
2,000,000	Federal Home Loan Bank	4.500	10/14/2008	2,004,498
1,000,000	Federal Home Loan Bank	3.750	8/18/2009	1,002,568
3,000,000	Federal Home Loan Mortgage Corporation	5.750	4/15/2008	3,011,070
3,800,000	Federal Home Loan Mortgage Corporation *	5.125	11/17/2017	3,965,076
1,000,000	Federal National Mortgage Association	5.250	1/15/2009	1,012,694
1,500,000	Federal National Mortgage Association	5.625	4/17/2028	1,609,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

Balanced Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (41.4%)	Rate	Date	Value

U.S. Government — continued
$1,000,000	Federal National Mortgage Association	7.125%	1/15/2030	$1,294,578
1,000,000	Resolution Funding Corporation	8.625	1/15/2021	1,376,628
5,400,000	U.S. Treasury Bonds *	7.250	5/15/2016	6,640,315
925,000	U.S. Treasury Bonds *	8.875	2/15/2019	1,300,853
650,000	U.S. Treasury Bonds *	7.875	2/15/2021	874,250
400,000	U.S. Treasury Bonds *	7.250	8/15/2022	519,375
250,000	U.S. Treasury Bonds *	7.625	11/15/2022	335,723
625,000	U.S. Treasury Bonds *	7.125	2/15/2023	806,543
750,000	U.S. Treasury Bonds *	6.250	8/15/2023	897,950
500,000	U.S. Treasury Bonds *	6.875	8/15/2025	642,890
1,450,000	U.S. Treasury Bonds *	6.125	8/15/2029	1,773,871
500,000	U.S. Treasury Bonds *	4.500	2/15/2036	502,539
3,700,000	U.S. Treasury Notes *	6.000	8/15/2009	3,869,101
3,000,000	U.S. Treasury Notes *	3.625	1/15/2010	3,034,686
3,500,000	U.S. Treasury Notes *	4.500	11/30/2011	3,652,579
2,000,000	U.S. Treasury Notes *	4.250	8/15/2014	2,067,968
700,000	U.S. Treasury Notes *	4.500	2/15/2016	728,601
675,000	U.S. Treasury Notes *	4.250	11/15/2017	686,760

	Total U.S. Government			45,927,741

Utilities (0.7%)
225,000	Commonwealth Edison Company	5.900	3/15/2036	210,872
450,000	Duke Capital Corporation	7.500	10/1/2009	469,098
450,000	FirstEnergy Corporation	6.450	11/15/2011	464,677
425,000	Oncor Electric Delivery Company	6.375	1/15/2015	435,146
225,000	Oneok Partners, LP	6.650	10/1/2036	227,516
300,000	Progress Energy, Inc.	7.000	10/30/2031	327,181
700,000	Public Service Company of Colorado	7.875	10/1/2012	785,545
225,000	Southern California Edison Company	5.000	1/15/2014	222,875
225,000	Xcel Energy, Inc.	6.500	7/1/2036	223,210

	Total Utilities			3,366,120

	Total Long-Term Fixed Income (cost $200,721,131)			202,496,415

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

Balanced Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.8%)	Rate (+)	Date	Value

47,660,952	Thrivent Financial Securities Lending Trust	5.000%	N/A	$47,660,952

	Total Collateral Held for Securities Loaned
	(cost $47,660,952)			47,660,952

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.1%)	Rate (+)	Date	Value

$500,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$492,350
19,638,879	Thrivent Money Market Portfolio	4.930	N/A	19,638,879

	Total Short-Term Investments (at amortized cost)			20,131,229

	Total Investments (cost $487,926,236) 119.2%			$582,398,606

	Other Assets and Liabilities, Net (19.2%)			(93,949,380)

	Total Net Assets 100.0%			$488,449,226

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	16	March 2008	$5,939,480	$5,908,800	($30,680)
Total Futures					($30,680)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2007, $492,350 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $7,414,000 of investments were earmarked as collateral to cover open financial futures contracts.

≤ Denotes Securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $12,886,245 or 2.6% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$118,878,008
Gross unrealized depreciation	(35,034,797)

Net unrealized appreciation (depreciation)	$83,843,211
Cost for federal income tax purposes	$498,555,395

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

High Yield Portfolio
Schedule of Investments as of December 31, 2007
Principal		Interest	Maturity
Amount	Bank Loans (2.0%)!!	Rate	Date	Value

Technology (1.2%)
$3,775,538	First Data Corporation, Term Loan	7.634%	9/24/2014	$3,578,341
4,649,770	Flextronics Semiconductor, Ltd., Term Loan	7.394	10/1/2012	4,521,902
1,335,938	Flextronics Semiconductor, Ltd., Term Loan	7.455	10/1/2012	1,302,539

	Total Technology			9,402,782

Utilities (0.8%)
6,034,875	Energy Future Holdings, Term Loan	8.396	10/10/2014	5,918,402

	Total Utilities			5,918,402

	Total Bank Loans (cost $15,598,390)			15,321,184

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (86.4%)	Rate	Date	Value

Basic Materials (8.2%)
$2,130,000	Aleris International, Inc.	9.000%	12/15/2014	$1,778,550
2,740,000	Aleris International, Inc.	10.000	12/15/2016	2,219,400
3,035,000	Arch Western Finance, LLC *‡	6.750	7/1/2013	2,943,950
1,950,000	Buckeye Technologies, Inc.	8.000	10/15/2010	1,930,500
2,770,000	Domtar, Inc.	7.125	8/15/2015	2,714,600
2,525,000	Drummond Company, Inc. ≤	7.375	2/15/2016	2,341,938
3,485,000	FMG Finance, Pty., Ltd. ≤	10.625	9/1/2016	3,990,325
3,545,000	Freeport-McMoRan Copper & Gold, Inc.	8.375	4/1/2017	3,802,012
1,640,000	Georgia-Pacific Corporation *	8.125	5/15/2011	1,664,600
2,115,000	Georgia-Pacific Corporation ≤	7.125	1/15/2017	2,056,838
4,160,000	Graphic Packaging International Corporation *	9.500	8/15/2013	4,108,000
3,475,000	Griffin Coal Mining Company, Pty., Ltd. ≤	9.500	12/1/2016	3,092,750
3,490,000	Huntsman International, LLC	7.875	11/13/2014	3,699,400
1,520,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,497,200
4,000,000	Mosaic Global Holdings, Inc., Convertible ≤	7.375	12/1/2014	4,280,000
4,860,000	Nell AF SARL ≤	8.375	8/15/2015	3,924,450
1,730,000	NewPage Corporation ≤	10.000	5/1/2012	1,738,650
4,460,000	Peabody Energy Corporation	6.875	3/15/2013	4,482,300
1,620,000	PNA Group, Inc.	10.750	9/1/2016	1,522,800
1,140,000	PNA Intermediate Holdings Corporation † ≤	11.869	2/15/2008	1,031,700
2,160,000	Smurfit-Stone Container Enterprises, Inc. *	8.000	3/15/2017	2,087,100
1,970,000	Southern Copper Corporation	7.500	7/27/2035	2,086,447
4,210,000	Terra Capital, Inc.	7.000	2/1/2017	4,115,275

	Total Basic Materials			63,108,785

Capital Goods (7.9%)
4,830,000	Allied Waste North America, Inc. ‡	7.875	4/15/2013	4,938,675
1,530,000	Ashtead Capital, Inc. ‡ ≤	9.000	8/15/2016	1,354,050
2,525,000	Ball Corporation	6.625	3/15/2018	2,506,062
2,505,000	Berry Plastics Holding Corporation	8.875	9/15/2014	2,379,750
4,240,000	Case New Holland, Inc.	7.125	3/1/2014	4,229,400
2,150,000	Crown Americas, Inc.	7.625	11/15/2013	2,198,375
2,150,000	Crown Americas, Inc.	7.750	11/15/2015	2,214,500
3,400,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	3,383,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

High Yield Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (86.4%)	Rate	Date	Value

Capital Goods — continued
$1,140,000	General Cable Corporation	7.125%	4/1/2017	$1,117,200
1,915,000	Graham Packaging Company, Inc.	9.875	10/15/2014	1,761,800
1,150,000	Legrand SA	8.500	2/15/2025	1,337,850
3,780,000	Mueller Water Products, Inc.	7.375	6/1/2017	3,378,375
2,340,000	Norcraft Companies, LP/Norcraft Finance Corporation *	9.000	11/1/2011	2,375,100
1,630,000	Owens-Brockway Glass Container, Inc. *	8.250	5/15/2013	1,691,125
5,150,000	Owens-Illinois, Inc. *	7.500	5/15/2010	5,214,375
3,585,000	Plastipak Holdings, Inc. ≤	8.500	12/15/2015	3,585,000
4,125,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	4,083,750
4,145,000	Rental Services Corporation *	9.500	12/1/2014	3,709,775
1,150,000	SPX Corporation ≤	7.625	12/15/2014	1,173,000
4,085,000	TransDigm, Inc.	7.750	7/15/2014	4,146,275
1,110,000	United Rentals North America, Inc.	6.500	2/15/2012	1,007,325
3,620,000	United Rentals North America, Inc.	7.000	2/15/2014	3,031,750

	Total Capital Goods			60,816,512

Communications Services (15.4%)
4,900,000	American Tower Corporation ‡ ≤	7.000	10/15/2017	4,924,500
2,840,000	Block Communications, Inc. ≤	8.250	12/15/2015	2,843,550
2,900,000	CCH II, LLC/CCH II Capital Corporation	10.250	10/1/2013	2,776,750
2,540,000	Centennial Communications Corporation	8.125	2/1/2014	2,501,900
2,790,000	Charter Communications Holdings II, LLC *	10.250	9/15/2010	2,734,200
5,560,000	Charter Communications Holdings, LLC ‡	8.750	11/15/2013	5,309,800
3,420,000	Citizens Communications Company	9.250	5/15/2011	3,702,150
1,310,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	1,362,400
7,925,000	Idearc, Inc. *	8.000	11/15/2016	7,271,188
3,180,000	Intelsat Bermuda, Ltd. *†	8.886	1/15/2008	3,187,950
1,640,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,648,200
3,520,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	2,877,600
2,510,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	2,522,550
2,920,000	Lamar Media Corporation ≤	6.625	8/15/2015	2,839,700
1,785,000	Lamar Media Corporation	6.625	8/15/2015	1,735,912
2,200,000	Level 3 Financing, Inc.	12.250	3/15/2013	2,222,000
3,970,000	Level 3 Financing, Inc. *	9.250	11/1/2014	3,592,850
6,430,000	MetroPCS Wireless, Inc. *	9.250	11/1/2014	6,044,200
1,660,000	Morris Publishing Group, LLC	7.000	8/1/2013	1,205,575
5,330,000	NTL Cable plc	9.125	8/15/2016	5,276,700
2,930,000	Quebecor Media, Inc. ≤	7.750	3/15/2016	2,812,800
1,270,000	Qwest Communications International, Inc. *	7.500	2/15/2014	1,266,825
5,530,000	Qwest Corporation	7.875	9/1/2011	5,751,200
1,650,000	Qwest Corporation	7.625	6/15/2015	1,678,875
2,460,000	R.H. Donnelley Corporation *	6.875	1/15/2013	2,201,700
5,465,000	R.H. Donnelley Corporation	6.875	1/15/2013	4,891,175
2,555,000	R.H. Donnelley Corporation *	8.875	1/15/2016	2,388,925
4,590,000	Readers Digest Association, Inc. ≤	9.000	2/15/2017	3,844,125
1,890,000	Rural Cellular Corporation †	8.124	3/1/2008	1,918,350
1,780,000	Rural Cellular Corporation	9.875	2/1/2010	1,846,750
5,140,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	5,255,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

High Yield Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (86.4%)	Rate	Date	Value

Communications Services — continued
$6,490,000	TL Acquisitions, Inc. * ≤	10.500%	1/15/2015	$6,238,512
4,590,000	Umbrella Acquisition * ≤	9.750	3/15/2015	4,182,638
5,360,000	Videotron Ltee	6.875	1/15/2014	5,246,100
1,270,000	Windstream Corporation	8.625	8/1/2016	1,333,500
2,100,000	Windstream Corporation	7.000	3/15/2019	2,000,250

	Total Communications Services			119,437,050

Consumer Cyclical (17.6%)
1,980,000	Allied Security Escrow Corporation ‡	11.375	7/15/2011	1,861,200
1,205,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	927,850
3,390,000	Buhrmann U.S., Inc.	7.875	3/1/2015	3,195,075
3,500,000	Burlington Coat Factory Warehouse Corporation *	11.125	4/15/2014	2,808,750
3,590,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	3,706,675
4,320,000	Claire’s Stores, Inc. * ≤	10.500	6/1/2017	2,311,200
1,970,000	Dollarama Group, LP † ≤	10.599	6/16/2008	1,970,000
3,810,000	Dollarama Group, LP	8.875	8/15/2012	3,886,200
5,110,000	Fontainebleau Las Vegas Holdings, LLC ≤	10.250	6/15/2015	4,432,925
4,050,000	Ford Motor Credit Company †	9.693	1/15/2008	3,982,657
1,350,000	Ford Motor Credit Company	9.750	9/15/2010	1,288,173
3,350,000	Ford Motor Credit Company	7.375	2/1/2011	2,999,945
2,680,000	Ford Motor Credit Company	7.000	10/1/2013	2,238,843
1,590,000	Ford Motor Credit Company	8.000	12/15/2016	1,350,563
3,890,000	Gaylord Entertainment Company	6.750	11/15/2014	3,666,325
2,850,000	General Motors Corporation *	7.200	1/15/2011	2,622,000
4,040,000	Group 1 Automotive, Inc. *	8.250	8/15/2013	3,898,600
1,700,000	Group 1 Automotive, Inc., Convertible >	2.250	6/15/2016	1,126,250
2,460,000	Hanesbrands, Inc. *†	8.204	6/16/2008	2,435,400
3,650,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	2,555,000
5,880,000	Lear Corporation *	8.500	12/1/2013	5,468,400
4,240,000	Majestic Star Casino, LLC	9.500	10/15/2010	4,006,800
6,090,000	MGM MIRAGE	5.875	2/27/2014	5,572,350
810,000	Mohegan Tribal Gaming Authority	6.375	7/15/2009	810,000
3,510,000	Mohegan Tribal Gaming Authority	6.125	2/15/2013	3,431,025
3,180,000	NCL Corporation	10.625	7/15/2014	3,160,125
1,655,000	Norcraft Holdings, LP/Norcraft Capital Corporation >	Zero Coupon	9/1/2008	1,489,500
2,800,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,702,000
3,600,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	3,870,000
2,840,000	Realogy Corporation * ≤	10.500	4/15/2014	2,122,900
4,945,000	Rite Aid Corporation *	8.625	3/1/2015	3,986,906
3,510,000	Sally Holdings, LLC *	9.250	11/15/2014	3,474,900
2,835,000	Seminole Hard Rock Entertainment † ≤	7.491	3/15/2008	2,707,425
2,100,000	Service Corporation International	6.750	4/1/2015	2,073,750
4,340,000	Shingle Springs Tribal Gaming Authority ≤	9.375	6/15/2015	4,209,800
5,825,000	Station Casinos, Inc.	6.875	3/1/2016	4,252,250
3,060,000	Tenneco, Inc. ≤	8.125	11/15/2015	3,029,400
6,510,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	6,656,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

High Yield Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (86.4%)	Rate	Date	Value

Consumer Cyclical — continued
$2,000,000	Turning Stone Resort Casino Enterprise ≤	9.125%	12/15/2010	$2,020,000
4,060,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	4,141,200
3,515,000	Universal City Florida Holding Company I/II †	9.661	2/1/2008	3,515,000
4,145,000	Warnaco, Inc.	8.875	6/15/2013	4,217,538
3,103,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	1,985,920
3,850,000	Wynn Las Vegas, LLC ≤	6.625	12/1/2014	3,782,625

	Total Consumer Cyclical			135,949,920

Consumer Non-Cyclical (10.5%)
1,650,000	Bausch & Lomb, Inc. * ≤	9.875	11/1/2015	1,674,750
5,335,000	Boston Scientific Corporation	5.450	6/15/2014	4,908,200
6,780,000	Community Health Systems, Inc.	8.875	7/15/2015	6,907,125
4,970,000	Constellation Brands, Inc. ‡	7.250	9/1/2016	4,659,375
6,020,000	HCA, Inc.	6.750	7/15/2013	5,357,800
8,645,000	HCA, Inc. ‡	9.250	11/15/2016	9,077,250
3,730,000	Jarden Corporation *	7.500	5/1/2017	3,207,800
4,185,000	Jostens Holding Corporation >	Zero Coupon	12/1/2008	3,912,975
5,900,000	LVB Acquisition, Inc. ≤	10.000	10/15/2017	6,018,000
1,080,000	LVB Acquisition, Inc. ≤	11.625	10/15/2017	1,063,800
3,240,000	Michael Foods, Inc.	8.000	11/15/2013	3,207,600
2,840,000	Pinnacle Foods Finance, LLC	9.250	4/1/2015	2,591,500
2,125,000	Smithfield Foods, Inc.	8.000	10/15/2009	2,146,250
2,150,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	2,123,125
3,410,000	Sun Healthcare Group, Inc.	9.125	4/15/2015	3,435,575
2,680,000	SUPERVALU, Inc.	7.500	11/15/2014	2,747,000
3,780,000	Surgical Care Affiliates, Inc. ≤	8.875	7/15/2015	3,439,800
2,500,000	Tenet Healthcare Corporation	6.375	12/1/2011	2,275,000
560,000	Tenet Healthcare Corporation	6.500	6/1/2012	498,400
2,220,000	Tenet Healthcare Corporation	9.875	7/1/2014	2,114,550
5,210,000	Vanguard Health Holding Company II, LLC *	9.000	10/1/2014	5,014,625
3,740,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	3,665,200
1,508,000	Warner Chilcott Corporation	8.750	2/1/2015	1,553,240

	Total Consumer Non-Cyclical			81,598,940

Energy (8.1%)
3,230,000	CHC Helicopter Corporation	7.375	5/1/2014	3,052,350
4,290,000	Chesapeake Energy Corporation	7.500	9/15/2013	4,386,525
1,585,000	Chesapeake Energy Corporation *	6.375	6/15/2015	1,533,488
2,710,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,601,600
6,130,000	Connacher Oil and Gas, Ltd. ≤	10.250	12/15/2015	6,122,338
3,035,000	Denbury Resources, Inc. *	7.500	12/15/2015	3,065,350
2,980,000	Forest Oil Corporation * ≤	7.250	6/15/2019	2,994,900
3,130,000	Helix Energy Solutions Group, Inc. ≤	9.500	1/15/2016	3,184,775
2,135,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	2,028,250
3,900,000	Key Energy Services, Inc. ≤	8.375	12/1/2014	3,987,750
2,700,000	Mariner Energy, Inc.	8.000	5/15/2017	2,568,375
3,670,000	Newfield Exploration Company	6.625	4/15/2016	3,596,600
4,795,000	Ocean Rig Norway AS ≤	8.375	7/1/2013	5,094,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

High Yield Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (86.4%)	Rate	Date	Value

Energy — continued
$3,590,000	OPTI Canada, Inc. ≤	8.250%	12/15/2014	$3,554,100
3,140,000	PetroHawk Energy Corporation	9.125	7/15/2013	3,304,850
4,280,000	Petroplus Finance, Ltd. ≤	7.000	5/1/2017	3,916,200
3,630,000	Plains Exploration & Production Company	7.750	6/15/2015	3,630,000
3,800,000	Western Oil Sands, Inc.	8.375	5/1/2012	4,238,163

	Total Energy			62,860,302

Financials (4.4%)
2,150,000	ACE Cash Express, Inc. ‡ ≤	10.250	10/1/2014	2,074,750
3,840,000	Countrywide Financial Corporation, Convertible † ≤	1.743	1/15/2008	2,994,432
1,425,000	Deluxe Corporation	7.375	6/1/2015	1,417,875
2,050,000	FTI Consulting, Inc.	7.625	6/15/2013	2,101,250
12,285,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	10,509,741
6,600,000	Leucadia National Corporation	7.125	3/15/2017	6,105,000
2,750,000	Merrill Lynch Convertible	Zero Coupon	3/13/2032	2,974,675
3,850,000	Nuveen Investment, Inc. ≤	10.500	11/15/2015	3,835,562
3,300,000	Residential Capital Corporation	7.875	6/30/2010	2,112,000

	Total Financials			34,125,285

Technology (2.5%)
650,000	Avago Technologies Finance Pte †	10.624	3/3/2008	658,938
2,100,000	Avago Technologies Finance Pte ‡	10.125	12/1/2013	2,197,125
3,300,000	First Data Corporation * ≤	9.875	9/24/2015	3,069,000
2,290,000	Nortel Networks, Ltd. † ≤	9.493	1/15/2008	2,232,750
1,600,000	NXP BV/NXP Funding, LLC †	7.993	1/15/2008	1,472,000
2,760,000	NXP BV/NXP Funding, LLC *	9.500	10/15/2015	2,528,850
5,205,000	Seagate Technology HDD Holdings	6.800	10/1/2016	5,074,875
2,180,000	SunGard Data Systems, Inc. *	10.250	8/15/2015	2,229,050

	Total Technology			19,462,588

Transportation (2.7%)
3,344,242	Continental Airlines, Inc. ‡	7.875	7/2/2018	3,185,391
2,670,000	Delta Air Lines, Inc.	7.920	11/18/2010	2,603,250
1,825,000	Hertz Corporation	8.875	1/1/2014	1,850,094
2,955,000	Hertz Corporation *	10.500	1/1/2016	3,058,425
3,220,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	3,175,725
2,150,000	Navios Maritime Holdings, Inc.	9.500	12/15/2014	2,198,375
1,890,000	Saint Acquistion Corporation ≤	12.500	5/15/2017	975,712
3,500,000	Windsor Petroleum Transport Corporation ≤	7.840	1/15/2021	3,922,874

	Total Transportation			20,969,846

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

High Yield Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (86.4%)	Rate	Date	Value

Utilities (9.1%)
$1,700,000	AES Corporation ‡	8.875%	2/15/2011	$1,772,250
1,976,000	AES Corporation ≤	8.750	5/15/2013	2,062,450
3,300,000	AES Corporation ≤	7.750	10/15/2015	3,349,500
3,300,000	AES Corporation ‡ ≤	8.000	10/15/2017	3,374,250
2,950,000	Colorado Interstate Gas Company	6.800	11/15/2015	3,070,835
1,445,000	Consumers Energy Company	6.300	2/1/2012	1,457,840
3,990,000	Copano Energy, LLC	8.125	3/1/2016	4,019,925
2,020,000	Dynegy Holdings, Inc.	6.875	4/1/2011	1,949,300
1,860,000	Dynegy Holdings, Inc. *	7.500	6/1/2015	1,739,100
2,005,000	Dynegy Holdings, Inc.	8.375	5/1/2016	1,959,888
1,370,000	Dynegy Holdings, Inc.	7.750	6/1/2019	1,263,825
2,230,000	Edison Mission Energy	7.500	6/15/2013	2,285,750
3,710,000	Edison Mission Energy	7.000	5/15/2017	3,645,075
3,710,000	Edison Mission Energy	7.200	5/15/2019	3,645,075
2,530,000	El Paso Corporation	6.875	6/15/2014	2,548,277
2,530,000	El Paso Corporation	7.000	6/15/2017	2,532,624
1,530,000	Mirant North America, LLC	7.375	12/31/2013	1,533,825
6,880,000	NRG Energy, Inc. *	7.375	2/1/2016	6,708,000
3,350,000	Regency Energy Partners, LP	8.375	12/15/2013	3,450,500
2,160,000	Reliant Energy Resources Corporation	6.750	12/15/2014	2,165,400
4,890,000	SemGroup, LP * ≤	8.750	11/15/2015	4,645,500
2,020,000	Southern Natural Gas Company	7.350	2/15/2031	2,109,207
2,503,000	Southern Star Central Corporation	6.750	3/1/2016	2,396,622
3,780,000	Williams Companies, Inc.	8.125	3/15/2012	4,115,475
2,400,000	Williams Partners, LP	7.250	2/1/2017	2,472,000

	Total Utilities			70,272,493

	Total Long-Term Fixed Income (cost $690,473,047)			668,601,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

High Yield Portfolio
Schedule of Investments as of December 31, 2007

Shares	Preferred Stock (1.4%)	Value	Shares	Common Stock (<0.1%)	Value

71,525	Chevy Chase Preferred Capital		30	Pliant Corporation #^	$0
	Corporation, Convertible	$3,622,741	121,520	TVMAX Holdings, Inc. #	12,152
19,000	Federal Home Loan Mortgage		9,243	XO Communications, Inc., Stock
	Corporation #	496,850		Warrants #	1,849
94,000	Federal National Mortgage		6,932	XO Communications, Inc., Stock
	Association #	2,420,500		Warrants #	901
5,040	NRG Energy, Inc., Convertible	1,893,528	6,932	XO Communications, Inc., Stock
2,850	Washington Mutual, Convertible #	2,522,250		Warrants #	347

	Total Preferred Stock		4,621	XO Holdings, Inc., Stock Warrants #	9,565
	(cost $10,511,250)	10,955,869	80,000	ZSC Specialty Chemical plc,

				Preferred Stock Warrants #^ƒ≤	0
			80,000	ZSC Specialty Chemical plc, Stock
				Warrants #^ƒ≤	0

				Total Common Stock
				(cost $6,566,208)	24,814

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.0%)	Rate (+)	Date	Value

93,306,453	Thrivent Financial Securities Lending Trust	5.000%	N/A	$93,306,453

	Total Collateral Held for Securities Loaned
	(cost $93,306,453)			93,306,453

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (8.6%)	Rate (+)	Date	Value

$1,900,000	Federal National Mortgage Association	4.030%	5/16/2008	$1,870,930
14,200,000	Prudential Funding, LLC	4.000	1/2/2008	14,198,422
50,560,829	Thrivent Money Market Portfolio	4.930	N/A	50,560,829

	Total Short-Term Investments (cost $66,630,511)			66,630,181

	Total Investments (cost $883,085,859) 110.4%			$854,840,222

	Other Assets and Liabilities, Net (10.4%)			(80,257,777)

	Total Net Assets 100.0%			$774,582,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

High Yield Portfolio
Schedule of Investments as of December 31, 2007

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)

Credit Default Swaps
GMAC CDS, 5 Year, at 6.80%;	Sell	December 2012	$2,800,000	($52,137)	($52,137)
Bank of America, N.A.
GM CDS., 5 Year, at 6.30%;	Sell	December 2012	2,800,000	(73,248)	(73,248)
Bank of America, N.A.
CDX, N.A., 5 Year, Series 9, at 3.75%;	Sell	December 2012	30,500,000	(1,349,689)	(264,118)
Bank of America, N.A.
Ford Motor Company, 5 Year, at 6.90%;	Sell	September 2012	4,940,000	(129,439)	(129,439)
Bank of America, N.A.
Total Swaps				($1,604,513)	($518,942)
# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

‡ At December 31, 2007, $43,349,616 of investments were earmarked as collateral to cover open swap contracts.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $171,096,357 or 22.1% of total net assets.

!! The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturities shown.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2007.

	Acquisition
Security	Date	Cost

ZSC Specialty Chemical plc, Preferred Warrants	6/24/1999	$47,568
ZSC Specialty Chemical plc, Stock Warrants	6/24/1999	111,712

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,398,193
Gross unrealized depreciation	(36,975,368)

Net unrealized appreciation (depreciation)	($28,577,175)
Cost for federal income tax purposes	$883,417,397

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (37.5%)	Value	Shares	Common Stock (37.5%)	Value

Consumer Discretionary (1.8%)			1,400	Associated Estates Realty Corporation	$13,216
9,000	Genuine Parts Company	$416,700	7,600	Astoria Financial Corporation	176,852
6,500	Home Depot, Inc.	175,110	2,800	Avalonbay Communities, Inc.	263,592
10,600	Leggett & Platt, Inc.	184,864	25,000	Bank of America Corporation	1,031,500
11,900	McDonald’s Corporation	701,029	9,700	BB&T Corporation	297,499
4,400	Nordstrom, Inc.	161,612	2,400	BioMed Realty Trust, Inc.	55,608
2,200	Polaris Industries, Inc. *	105,094	4,200	Boston Properties, Inc.	385,602
9,700	Stanley Works	470,256	4,000	Brandywine Realty Trust	71,720
2,600	VF Corporation	178,516	1,700	BRE Properties, Inc.	68,901

	Total Consumer Discretionary	2,393,181	2,000	Camden Property Trust	96,300

			3,000	Capital Lease Funding, Inc.	25,260
Consumer Staples (5.4%)			2,900	CBL & Associates Properties, Inc.	69,339
14,700	Altria Group, Inc.	1,111,026	2,200	Cedar Shopping Centers, Inc.	22,506
2,800	Brown-Forman Corporation	207,508	11,300	Citigroup, Inc.	332,672
12,400	Clorox Company	808,108	900	Cogdell Spencer, Inc.	14,337
13,600	Coca-Cola Company	834,632	1,700	Colonial Properties Trust	38,471
1,100	Imperial Tobacco Group plc ADR	118,008	9,200	Comerica, Inc.	400,476
9,600	Kimberly-Clark Corporation	665,664	10,500	Commerce Group, Inc.	377,790
13,900	Kraft Foods, Inc.	453,557	1,400	Corporate Office Properties Trust	44,100
4,000	PepsiCo, Inc.	303,600	1,400	Cousins Properties, Inc.	30,940
14,700	Procter & Gamble Company	1,079,274	3,900	Credicorp, Ltd.	297,570
8,000	SUPERVALU, Inc.	300,160	7,600	DCT Industrial Trust, Inc. *	70,756
7,200	Universal Corporation	368,784	4,900	Developers Diversified
16,100	Wal-Mart Stores, Inc.	765,233		Realty Corporation	187,621

	Total Consumer Staples	7,015,554	3,800	DiamondRock Hospitality Company	56,924

			2,100	Digital Realty Trust, Inc.	80,577
Energy (3.6%)			900	Douglas Emmett, Inc.	20,349
8,200	BP plc ‡	599,994	5,600	Duke Realty Corporation	146,048
11,300	Chevron Corporation ±‡	1,054,629	800	EastGroup Properties, Inc.	33,480
21,452	Energy Income and Growth Fund ±	526,647	1,300	Education Realty Trust, Inc.	14,612
11,300	Exxon Mobil Corporation	1,058,697	1,200	Entertainment Properties Trust	56,400
5,500	Holly Corporation	279,895	500	Equity Lifestyle Properties, Inc.	22,835
34,028	Kayne Anderson MLP		1,500	Equity One, Inc.	34,545
	Investment Company	998,381	10,500	Equity Residential REIT	382,935
5,200	Sasol, Ltd. ADR	257,244	900	Essex Property Trust, Inc.	87,741

	Total Energy	4,775,487	2,700	Extra Space Storage, Inc.	38,583

			9,700	Federal Home Loan
				Mortgage Corporation	330,479
Financials (16.4%)			1,900	Federal Realty Investment Trust	156,085
600	Acadia Realty Trust	15,366	2,500	FelCor Lodging Trust, Inc.	38,975
600	Agree Realty Corporation	18,060	48,116	Fiduciary/Claymore MLP
900	Alexandria Real Estate Equities, Inc.	91,503		Opportunity Fund	1,004,662
3,500	AMB Property Corporation	201,460	2,300	First Industrial Realty Trust, Inc. *	79,580
900	American Campus Communities, Inc.	24,165	700	First Potomac Realty Trust	12,103
3,200	American Financial Realty Trust	25,664	3,000	Franklin Street Properties Corporation *	44,400
2,200	American International Group, Inc.	128,260	9,100	General Growth Properties, Inc.	374,738
700	American Land Lease, Inc.	13,881	1,400	Getty Realty Corporation	37,352
3,500	Apartment Investment &		900	Gladstone Commercial Corporation	15,786
	Management Company	121,555	3,400	Glimcher Realty Trust *	48,586
32,800	Arthur J. Gallagher & Company	793,432	2,100	GMH Communities Trust	11,592
6,600	Ashford Hospitality Trust ‡	47,454

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (37.5%)	Value	Shares	Common Stock (37.5%)	Value

Financials — continued			2,400	Regency Centers Corporation	$154,776
2,000	Hartford Financial Services Group, Inc.	$174,380	22,629	Regions Financial Corporation *	535,176
8,100	Health Care Property Investors, Inc.	281,718	400	Saul Centers, Inc.	21,372
3,400	Health Care REIT, Inc. *	151,946	3,600	Senior Housing Property Trust	81,648
1,100	Healthcare Realty Trust, Inc.	27,929	8,400	Simon Property Group, Inc.	729,624
2,000	Hersha Hospitality Trust	19,000	2,035	SL Green Realty Corporation	190,191
2,100	Highwoods Properties, Inc. *	61,698	800	Sovran Self Storage, Inc. *	32,080
1,400	Home Properties, Inc. *	62,790	2,500	Strategic Hotel Capital, Inc. *	41,825
5,900	Hospitality Properties Trust	190,098	1,500	Sun Communities, Inc. *	31,605
19,300	Host Marriott Corporation	328,872	2,300	Sunstone Hotel Investors, Inc.	42,067
13,600	HRPT Properties Trust *	105,128	900	Tanger Factory Outlet Centers, Inc.	33,939
8,000	HSBC Holdings plc ADR	669,680	1,100	Taubman Centers, Inc.	54,109
2,400	Inland Real Estate Corporation *	33,984	20,930	Tortoise Energy
2,600	Investors Real Estate Trust *	23,322		Infrastructure Corporation	697,167
2,900	J.P. Morgan Chase & Company	126,585	17,303	Tortoise North American
900	Kilroy Realty Corporation	49,464		Energy Corporation	429,983
9,522	Kimco Realty Corporation *	346,601	36,400	U.S. Bancorp *	1,155,336
900	Kite Realty Group Trust	13,743	5,200	UDR, Inc.	103,220
1,200	LaSalle Hotel Properties	38,280	700	Universal Health Realty Income Trust	24,808
4,400	Lexington Corporate Properties Trust *	63,976	900	Urstadt Biddle Properties	13,950
4,200	Liberty Property Trust	121,002	3,100	U-Store-It Trust	28,396
2,900	Lincoln National Corporation	168,838	5,100	Ventas, Inc.	230,775
600	LTC Properties, Inc.	15,030	5,700	Vornado Realty Trust	501,315
2,600	Macerich Company	184,756	1,900	Washington Real Estate
3,300	Mack-Cali Realty Corporation	112,200		Investment Trust *	59,679
1,600	Maguire Properties, Inc.	47,152	3,400	Weingarten Realty Investors	106,896
3,500	Medical Properties Trust, Inc. *	35,665	26,000	Wells Fargo & Company	784,940

16,900	Mercury General Corporation	841,789		Total Financials	21,517,274

1,000	Mid-America Apartment
	Communities, Inc.	42,750	Health Care (3.4%)
1,300	Mission West Properties, Inc.	12,363	11,600	Abbott Laboratories ‡	651,340
1,700	Monmouth Real Estate Investment		6,700	Bristol-Myers Squibb Company	177,684
	Corporation	13,770	13,900	Eli Lilly and Company	742,121
6,500	National City Corporation	106,990	15,900	Johnson & Johnson	1,060,530
3,200	National Retail Properties, Inc.	74,816	2,700	Medtronic, Inc.	135,729
3,700	Nationwide Health Properties, Inc. *	116,180	10,400	Merck & Company, Inc.	604,344
3,200	Omega Healthcare Investors, Inc.	51,360	3,500	Meridian Bioscience, Inc.	105,280
700	One Liberty Properties, Inc.	12,859	35,000	Pfizer, Inc.	795,550
600	Parkway Properties, Inc.	22,188	3,200	Teva Pharmaceutical Industries, Ltd. ADR	148,736

2,000	Pennsylvania Real Estate			Total Health Care	4,421,314

	Investment Trust	59,360
6,600	Plum Creek Timber Company, Inc.	303,864	Industrials (3.4%)
1,400	Post Properties, Inc. *	49,168	3,500	3M Company	295,120
1,300	Potlatch Corporation	57,772	4,400	Avery Dennison Corporation ‡	233,816
9,500	ProLogis Trust	602,110	6,300	Briggs & Stratton Corporation	142,758
400	PS Business Parks, Inc.	21,020	13,300	Caterpillar, Inc.	965,048
4,456	Public Storage, Inc.	327,115	1,900	Expeditors International of
700	Ramco-Gershenson Properties Trust	14,959		Washington, Inc.	84,892
3,100	Rayonier, Inc. REIT	146,444	7,600	General Dynamics Corporation	676,324
4,400	Realty Income Corporation *	118,888	28,700	General Electric Company	1,063,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Shares	Common Stock (37.5%)	Value	Shares	Preferred Stock (1.9%)	Value

Industrials — continued			Financials (1.1%)
26,600	Masco Corporation	$574,826	13,800	Bank of America Corporation	$326,646
2,600	Raytheon Company	157,820	13,000	Citigroup Capital VIII	273,650
9,400	Tomkins plc ADR	131,130	12,000	HSBC USA, Inc.	264,120
2,400	United Technologies Corporation	183,696	13,000	MetLife, Inc.	283,920

	Total Industrials	4,509,339	14,000	Santander Finance Preferred SA

				Unipersonal #	308,700

Information Technology (0.8%)				Total Financials	1,457,036

5,000	International Business Machines
	Corporation	540,500	U.S. Government (0.4%)
8,700	Linear Technology Corporation *	276,921	9,700	Federal Home Loan Mortgage
5,300	Paychex, Inc.	191,966		Corporation #	253,655

	Total Information Technology	1,009,387	12,000	Federal National Mortgage Association #	309,000

				Total U.S. Government	562,655

Materials (1.0%)
1,200	Broken Hill Proprietary, Ltd.	84,048	Utilities (0.4%)
1,900	Martin Marietta Materials, Inc. *	251,940	10,400	CenterPoint Energy, Inc.,
4,600	Nucor Corporation	272,412		Convertible ±	333,632
6,000	PPG Industries, Inc.	421,380	520	NRG Energy, Inc., Convertible	195,364

4,000	Sonoco Products Company	130,720		Total Utilities	528,996

2,200	Vulcan Materials Company	173,998

	Total Materials	1,334,498		Total Preferred Stock

				(cost $2,609,680)	2,548,687

Telecommunications Services (1.2%)
8,500	America Movil SA de CV ADR	521,815
26,300	AT&T, Inc. ±‡	1,093,025

	Total Telecommunications
	Services	1,614,840

Utilities (0.5%)
9,900	Atmos Energy Corporation ‡	277,596
3,700	Huaneng Power International,
	Inc. ADR	152,810
5,400	Progress Energy, Inc.	261,522

	Total Utilities	691,928

	Total Common Stock
	(cost $51,771,050)	49,282,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Bank Loans (4.1%)!!	Rate	Date	Value

Basic Materials (0.3%)
$401,875	Domtar Corporation, Term Loan	6.403%	3/7/2014	$384,920

	Total Basic Materials			384,920

Capital Goods (0.3%)
260,839	Allied Waste North America, Inc., Term Loan § ≠	6.358	3/28/2014	248,830
156,826	Allied Waste North America, Inc., Term Loan § ≠	6.621	3/28/2014	149,606

	Total Capital Goods			398,436

Communications Services (0.7%)
447,739	Idearc, Inc., Term Loan § ≠	6.830	11/17/2014	425,522
447,750	Windstream Corporation, Term Loan	6.714	7/17/2013	438,947

	Total Communications Services			864,469

Consumer Cyclical (0.3%)
68,472	Hertz Corporation, Term Loan	6.660	12/21/2012	66,966
379,623	Hertz Corporation, Term Loan	6.894	12/21/2012	371,134

	Total Consumer Cyclical			438,100

Consumer Non-Cyclical (1.3%)
448,875	Biomet, Inc., Term Loan	7.858	3/25/2015	443,884
450,000	BSC International Holdings, Ltd., Term Loan § ≠	5.830	4/21/2011	428,625
4,880	CHS/Community Health Systems, Inc., Term Loan § ≠	7.331	7/25/2014	4,693
436,181	CHS/Community Health Systems, Inc., Term Loan	7.331	7/25/2014	419,506
397,975	SUPERVALU, Inc., Term Loan	6.396	6/2/2012	388,674

	Total Consumer Non-Cyclical			1,685,382

Financials (0.3%)
447,739	Solar Capital Corporation, Term Loan	6.898	2/28/2014	431,634

	Total Financials			431,634

Technology (0.3%)
333,234	Flextronics Semiconductor, Ltd., Term Loan	7.394	10/1/2014	324,070
95,742	Flextronics Semiconductor, Ltd., Term Loan	7.455	10/1/2014	93,349

	Total Technology			417,419

Utilities (0.6%)
428,925	Energy Future Holdings, Term Loan	8.396	10/10/2014	420,647
132,012	NRG Energy, Inc., Term Loan	6.480	2/1/2013	125,026
285,929	NRG Energy, Inc., Term Loan	6.580	2/1/2013	272,133

	Total Utilities			817,806

	Total Bank Loans (cost $5,531,681)			5,438,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.4%)	Rate	Date	Value

Asset-Backed Securities (2.5%)
$1,000,000	Citibank Credit Card Issuance Trust ‡	5.650%	9/20/2019	$1,001,001
500,000	Discover Card Master Trust	5.650	3/16/2020	499,368
650,000	GAMUT Reinsurance, Ltd. † ≤	11.960	1/31/2008	654,095
250,000	GAMUT Reinsurance, Ltd. † ≤	19.960	1/31/2008	249,725
400,000	Merna Re, Ltd. † ≤	6.580	3/31/2008	395,160
400,000	Merna Re, Ltd. † ≤	7.580	3/31/2008	396,680

	Total Asset-Backed Securities			3,196,029

Basic Materials (4.5%)
110,000	Aleris International, Inc.	9.000	12/15/2014	91,850
80,000	Aleris International, Inc.	10.000	12/15/2016	64,800
160,000	Arch Western Finance, LLC ‡	6.750	7/1/2013	155,200
78,000	Buckeye Technologies, Inc.	8.000	10/15/2010	77,220
430,000	Chemtura Corporation	6.875	6/1/2016	404,200
220,000	Domtar, Inc.	7.875	10/15/2011	224,675
220,000	Domtar, Inc.	5.375	12/1/2013	198,550
130,000	Domtar, Inc.	7.125	8/15/2015	127,400
130,000	Drummond Company, Inc. ≤	7.375	2/15/2016	120,575
450,000	FMG Finance, Pty., Ltd. ≤	10.625	9/1/2016	515,250
510,000	Freeport-McMoRan Copper & Gold, Inc. ±	8.375	4/1/2017	546,975
90,000	Georgia-Pacific Corporation *	8.125	5/15/2011	91,350
570,000	Georgia-Pacific Corporation ≤	7.125	1/15/2017	554,325
200,000	Glencore Funding, LLC ≤	6.000	4/15/2014	201,171
210,000	Graphic Packaging International Corporation	9.500	8/15/2013	207,375
240,000	Griffin Coal Mining Company, Pty., Ltd. ≤	9.500	12/1/2016	213,600
170,000	Huntsman International, LLC	7.875	11/13/2014	180,200
80,000	Jefferson Smurfit Corporation	8.250	10/1/2012	78,800
320,000	Mosaic Global Holdings, Inc., Convertible ≤	7.375	12/1/2014	342,400
430,000	Novelis, Inc.	7.250	2/15/2015	404,200
450,000	Peabody Energy Corporation	5.875	4/15/2016	423,000
430,000	Smurfit-Stone Container Enterprises, Inc. *	8.000	3/15/2017	415,488
250,000	Terra Capital, Inc.	7.000	2/1/2017	244,375

	Total Basic Materials			5,882,979

Capital Goods (3.5%)
440,000	Allied Waste North America, Inc. *	6.875	6/1/2017	429,000
70,000	Ashtead Capital, Inc. * ≤	9.000	8/15/2016	61,950
130,000	Ball Corporation	6.625	3/15/2018	129,025
150,000	Berry Plastics Holding Corporation	8.875	9/15/2014	142,500
450,000	Bombardier, Inc. ≤	6.750	5/1/2012	455,625
380,000	Case New Holland, Inc. ±	7.125	3/1/2014	379,050
100,000	Crown Americas, Inc.	7.625	11/15/2013	102,250
100,000	Crown Americas, Inc.	7.750	11/15/2015	103,000
480,000	Da-Lite Screen Company, Inc. ±	9.500	5/15/2011	477,600
64,000	Invensys plc ≤	9.875	3/15/2011	67,596
650,000	L-3 Communications Corporation	5.875	1/15/2015	627,250
400,000	L-3 Communications Corporation, Convertible	3.000	8/1/2035	483,500
100,000	Legrand SA	8.500	2/15/2025	116,335
140,000	Mueller Water Products, Inc.	7.375	6/1/2017	125,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.4%)	Rate	Date	Value

Capital Goods — continued
$70,000	Owens-Brockway Glass Container, Inc.	8.250%	5/15/2013	$72,625
210,000	Owens-Illinois, Inc. *	7.500	5/15/2010	212,625
190,000	Plastipak Holdings, Inc. ≤	8.500	12/15/2015	190,000
140,000	Rental Services Corporation	9.500	12/1/2014	125,300
110,000	TransDigm, Inc.	7.750	7/15/2014	111,650
270,000	United Rentals North America, Inc.	7.000	2/15/2014	226,125

	Total Capital Goods			4,638,131

Collateralized Mortgage Obligations (2.3%)
1,781,970	Deutsche Alt-A Securities, Inc. ±†	5.633	1/25/2008	1,701,347
1,365,935	Washington Mutual Alternative Loan Trust †	5.538	1/25/2008	1,290,595

	Total Collateralized Mortgage Obligations			2,991,942

Commercial Mortgage-Backed Securities (3.0%)
2,000,000	Commercial Mortgage Pass-Through Certificates † ≤	5.208	1/15/2008	1,912,804
2,000,000	Wachovia Bank Commercial Mortgage Trust † ≤	5.148	1/15/2008	1,951,734

	Total Commercial Mortgage-Backed Securities			3,864,538

Communications Services (8.0%)
460,000	American Tower Corporation ‡	7.125	10/15/2012	472,650
370,000	American Tower Corporation ‡ ≤	7.000	10/15/2017	371,850
120,000	Centennial Communications Corporation	8.125	2/1/2014	118,200
210,000	Charter Communications Operating, LLC ≤	8.000	4/30/2012	202,650
175,000	Citizens Communications Company	9.250	5/15/2011	189,438
430,000	Citizens Communications Company ±	6.250	1/15/2013	416,562
450,000	CSC Holdings, Inc.	7.625	4/1/2011	448,875
70,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	72,800
450,000	DIRECTV Holdings, LLC	6.375	6/15/2015	432,000
860,000	Echostar DBS Corporation ±	6.625	10/1/2014	855,700
530,000	Idearc, Inc.	8.000	11/15/2016	486,275
60,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	60,300
410,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	335,175
150,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	150,750
430,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	365,500
90,000	Lamar Media Corporation	6.625	8/15/2015	87,525
430,000	Level 3 Financing, Inc.	9.250	11/1/2014	389,150
430,000	Liberty Media Corporation *	5.700	5/15/2013	398,357
115,000	Morris Publishing Group, LLC	7.000	8/1/2013	83,519
200,000	News America, Inc. ≤	6.650	11/15/2037	206,295
280,000	NTL Cable plc	9.125	8/15/2016	277,200
250,000	Quebecor Media, Inc. ≤	7.750	3/15/2016	240,000
200,000	Qwest Communications International, Inc.	7.250	2/15/2011	200,000
60,000	Qwest Communications International, Inc.	7.500	2/15/2014	59,850
470,000	Qwest Corporation	7.875	9/1/2011	488,800
200,000	R.H. Donnelley Corporation *	6.875	1/15/2013	179,000
310,000	R.H. Donnelley Corporation	6.875	1/15/2013	277,450
110,000	R.H. Donnelley Corporation	8.875	1/15/2016	102,850
400,000	Rogers Cable, Inc.	6.750	3/15/2015	420,760
575,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	628,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.4%)	Rate	Date	Value

Communications Services — continued
$85,000	Rural Cellular Corporation	9.875%	2/1/2010	$88,188
200,000	Time Warner Cable, Inc.	5.850	5/1/2017	200,494
200,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	204,500
140,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	147,813
420,000	Videotron Ltee	6.875	1/15/2014	411,075
300,000	Windstream Corporation	8.625	8/1/2016	315,000
130,000	Windstream Corporation	7.000	3/15/2019	123,825

	Total Communications Services			10,509,187

Consumer Cyclical (6.4%)
180,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	185,535
240,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	184,800
360,000	Buhrmann U.S., Inc.	7.875	3/1/2015	339,300
180,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	185,850
430,000	Corrections Corporation of America ±	6.250	3/15/2013	423,550
102,000	Dollarama Group, LP † ≤	10.599	6/16/2008	102,000
180,000	Dollarama Group, LP	8.875	8/15/2012	183,600
160,000	Ford Motor Credit Company †	9.693	1/15/2008	157,340
70,000	Ford Motor Credit Company	9.750	9/15/2010	66,794
130,000	Ford Motor Credit Company	7.000	10/1/2013	108,601
90,000	Ford Motor Credit Company	8.000	12/15/2016	76,447
220,000	Gaylord Entertainment Company	6.750	11/15/2014	207,350
430,000	General Motors Corporation *	7.200	1/15/2011	395,600
190,000	Hanesbrands, Inc. *†	8.204	6/16/2008	188,100
190,000	Harrah’s Operating Company, Inc.	5.625	6/1/2015	138,700
430,000	Host Marriott, LP	6.375	3/15/2015	419,250
190,000	K. Hovnanian Enterprises, Inc.	7.500	5/15/2016	133,000
430,000	Lear Corporation	8.500	12/1/2013	399,900
180,000	Majestic Star Casino, LLC	9.500	10/15/2010	170,100
300,000	MGM MIRAGE	5.875	2/27/2014	274,500
430,000	MGM MIRAGE *	7.625	1/15/2017	424,625
210,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	225,750
430,000	Rite Aid Corporation	7.500	3/1/2017	378,938
650,000	Royal Caribbean Cruises, Ltd. *	7.250	6/15/2016	638,972
220,000	Seminole Hard Rock Entertainment † ≤	7.491	3/15/2008	210,100
130,000	Service Corporation International	6.750	4/1/2015	128,375
330,000	Station Casinos, Inc.	6.875	3/1/2016	240,900
220,000	Tenneco, Inc. ≤	8.125	11/15/2015	217,800
100,000	TRW Automotive, Inc. ≤	7.000	3/15/2014	92,000
260,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	265,850
200,000	Turning Stone Resort Casino Enterprise ≤	9.125	12/15/2010	202,000
130,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	132,600
180,000	Universal City Florida Holding Company I/II †	9.661	2/1/2008	180,000
150,000	Warnaco, Inc.	8.875	6/15/2013	152,625
235,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	150,400
430,000	Wynn Las Vegas, LLC ≤	6.625	12/1/2014	422,475

	Total Consumer Cyclical			8,403,727

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.4%)	Rate	Date	Value

Consumer Non-Cyclical (4.6%)
$400,000	Archer-Daniels-Midland Company, Convertible ‡≤	0.875%	2/15/2014	$482,500
730,000	Boston Scientific Corporation ‡	5.450	6/15/2014	671,600
380,000	Community Health Systems, Inc.	8.875	7/15/2015	387,125
520,000	Constellation Brands, Inc. ±	7.250	9/1/2016	487,500
200,000	Coventry Health Care, Inc.	5.950	3/15/2017	196,102
430,000	Delhaize Group, Inc.	6.500	6/15/2017	439,902
200,000	Fisher Scientific International, Inc., Convertible	3.250	3/1/2024	312,750
190,000	Genzyme Corporation, Convertible	1.250	12/1/2023	218,975
480,000	HCA, Inc.	9.250	11/15/2016	504,000
190,000	Jarden Corporation	7.500	5/1/2017	163,400
160,000	Michael Foods, Inc.	8.000	11/15/2013	158,400
460,000	Smithfield Foods, Inc.	8.000	10/15/2009	464,600
320,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	316,000
560,000	SUPERVALU, Inc.	7.500	11/15/2014	574,000
210,000	Teva Pharmaceutical Finance Company, Convertible	1.750	2/1/2026	233,100
470,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	460,600

	Total Consumer Non-Cyclical			6,070,554

Energy (3.2%)
160,000	CHC Helicopter Corporation	7.375	5/1/2014	151,200
510,000	Chesapeake Energy Corporation ‡	6.375	6/15/2015	493,425
140,000	Chesapeake Energy Corporation	6.250	1/15/2018	134,400
400,000	Chesapeake Energy Corporation, Convertible	2.750	11/15/2035	468,000
220,000	Connacher Oil and Gas, Ltd. ≤	10.250	12/15/2015	219,725
155,000	Denbury Resources, Inc.	7.500	12/15/2015	156,550
210,000	Forest Oil Corporation ≤	7.250	6/15/2019	211,050
130,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	123,500
310,000	Newfield Exploration Company	6.625	4/15/2016	303,800
460,000	Ocean Rig Norway AS ≤	8.375	7/1/2013	488,750
190,000	OPTI Canada, Inc. ≤	8.250	12/15/2014	188,100
200,000	PetroHawk Energy Corporation	9.125	7/15/2013	210,500
300,000	Petroplus Finance, Ltd. ≤	7.000	5/1/2017	274,500
220,000	Plains Exploration & Production Company	7.750	6/15/2015	220,000
440,000	Tesoro Corporation	6.500	6/1/2017	435,600
150,000	Western Oil Sands, Inc.	8.375	5/1/2012	167,296

	Total Energy			4,246,396

Financials (5.8%)
400,000	American International Group, Inc. ‡	6.250	3/15/2037	357,768
200,000	AXA SA * ≤	6.463	12/14/2018	180,094
200,000	BBVA Bancomer SA ‡ ≤	6.008	5/17/2022	192,560
210,000	Capital One Capital III ‡	7.686	8/15/2036	170,764
210,000	Capital One Capital IV	6.745	2/17/2037	156,161
400,000	Countrywide Financial Corporation, Convertible † ≤	1.743	1/15/2008	311,920
430,000	Deluxe Corporation	5.125	10/1/2014	364,425
300,000	FTI Consulting, Inc.	7.625	6/15/2013	307,500
670,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	573,181
220,000	Goldman Sachs Group, Inc., Convertible	1.000	3/7/2012	244,081
440,000	J.P. Morgan Chase Capital XX	6.550	9/29/2036	397,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.4%)	Rate	Date	Value

Financials — continued
$400,000	Lehman Brothers Holdings, Inc.	7.000%	9/27/2027	$405,981
360,000	Leucadia National Corporation	7.125	3/15/2017	333,000
630,000	Lincoln National Corporation	7.000	5/17/2016	632,534
200,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	189,427
210,000	ProLogis Trust	5.625	11/15/2016	194,741
420,000	Rabobank Capital Funding Trust ≤	5.254	10/21/2016	375,913
400,000	Residential Capital Corporation	8.000	4/17/2013	246,000
420,000	Royal Bank of Scotland Group plc ≤	6.990	10/5/2017	418,737
420,000	Student Loan Marketing Corporation	4.500	7/26/2010	385,223
420,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	412,684
420,000	Wachovia Capital Trust III	5.800	3/15/2011	375,291
695,000	Washington Mutual Preferred Funding ≤	6.665	12/15/2016	410,050

	Total Financials			7,635,041

Mortgage-Backed Securities (0.8%)
1,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	1/1/2038	1,027,812

	Total Mortgage-Backed Securities			1,027,812

Technology (1.8%)
26,000	Avago Technologies Finance Pte †	10.624	3/3/2008	26,358
130,000	Avago Technologies Finance Pte ‡	10.125	12/1/2013	136,012
430,000	First Data Corporation ≤	9.875	9/24/2015	399,900
430,000	Flextronics International, Ltd.	6.250	11/15/2014	409,575
80,000	NXP BV/NXP Funding, LLC †	7.993	1/15/2008	73,600
140,000	NXP BV/NXP Funding, LLC *	9.500	10/15/2015	128,275
430,000	Sanmina-SCI Corporation *	6.750	3/1/2013	374,100
370,000	Seagate Technology HDD Holdings	6.800	10/1/2016	360,750
430,000	Sungard Data Systems, Inc.	4.875	1/15/2014	377,325

	Total Technology			2,285,895

Transportation (1.0%)
216,016	Continental Airlines, Inc. ±	7.875	7/2/2018	205,755
400,000	Continental Airlines, Inc.	6.903	4/19/2022	360,000
140,000	Delta Air Lines, Inc.	7.920	11/18/2010	136,500
60,000	Hertz Corporation	8.875	1/1/2014	60,825
100,000	Hertz Corporation	10.500	1/1/2016	103,500
150,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	147,938
335,015	Piper Jaffray Equipment Trust Securities ≤	6.750	4/1/2011	321,615

	Total Transportation			1,336,133

U.S. Government (1.8%)
2,272,138	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	2,347,581

	Total U.S. Government			2,347,581

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.4%)	Rate	Date	Value

Utilities (6.2%)
$70,000	AES Corporation *	8.875%	2/15/2011	$72,975
293,000	AES Corporation ‡ ≤	8.750	5/15/2013	305,819
430,000	AES Corporation ‡ ≤	7.750	10/15/2015	436,450
320,000	CMS Energy Corporation, Convertible	2.875	12/1/2024	428,000
350,000	Colorado Interstate Gas Company	6.800	11/15/2015	364,336
70,000	Consumers Energy Company	6.300	2/1/2012	70,622
210,000	Copano Energy, LLC	8.125	3/1/2016	211,575
110,000	Dynegy Holdings, Inc.	6.875	4/1/2011	106,150
100,000	Dynegy Holdings, Inc.	7.500	6/1/2015	93,500
120,000	Dynegy Holdings, Inc.	8.375	5/1/2016	117,300
40,000	Dynegy Holdings, Inc.	7.750	6/1/2019	36,900
120,000	Edison Mission Energy	7.500	6/15/2013	123,000
130,000	Edison Mission Energy	7.750	6/15/2016	133,900
200,000	Edison Mission Energy	7.000	5/15/2017	196,500
200,000	Edison Mission Energy	7.200	5/15/2019	196,500
250,000	El Paso Corporation ±	6.875	6/15/2014	251,806
250,000	El Paso Corporation	7.000	6/15/2017	250,259
620,000	Enterprise Products Operating, LP *	8.375	8/1/2016	634,781
160,000	Illinois Power Company ≤	6.125	11/15/2017	161,648
430,000	Intergen NV ≤	9.000	6/30/2017	452,575
430,000	Kinder Morgan Finance Company ulc	5.700	1/5/2016	389,236
70,000	Mirant North America, LLC	7.375	12/31/2013	70,175
540,000	NRG Energy, Inc. *	7.375	2/1/2016	526,500
110,000	Pacific Energy Partners, LP/Pacific Energy Finance Corporation	7.125	6/15/2014	114,470
150,000	Pacific Energy Partners, LP/Pacific Energy Finance Corporation	6.250	9/15/2015	150,262
430,000	Regency Energy Partners, LP	8.375	12/15/2013	442,900
105,000	Reliant Energy Resources Corporation	6.750	12/15/2014	105,262
430,000	Sabine Pass LNG LP	7.500	11/30/2016	410,650
360,000	SemGroup, LP ≤	8.750	11/15/2015	342,000
430,000	Sierra Pacific Power Company ≤	6.000	5/15/2016	426,235
80,000	Southern Natural Gas Company	7.350	2/15/2031	83,533
110,000	Southern Star Central Corporation	6.750	3/1/2016	105,325
230,000	Williams Companies, Inc.	8.125	3/15/2012	250,412
120,000	Williams Partners, LP	7.250	2/1/2017	123,600

	Total Utilities			8,185,156

	Total Long-Term Fixed Income (cost $74,814,651)			72,621,101

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.8%)	Rate (+)	Date	Value

10,240,727	Thrivent Financial Securities Lending Trust	5.000%	N/A	$10,240,727

	Total Collateral Held for Securities Loaned
	(cost $10,240,727)			10,240,727

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.8%)	Rate (+)	Date	Value

$650,000	Federal Home Loan Mortgage Corporation	3.150%	1/2/2008	$649,943
450,000	Federal National Mortgage Association ‡	4.030	5/16/2008	443,115
1,238,981	Thrivent Money Market Portfolio	4.930	N/A	1,238,981

	Total Short-Term Investments (cost $2,332,118)			2,332,039

	Total Investments (cost $147,299,907) 108.5%			$142,463,522

	Other Assets and Liabilities, Net (8.5%)			(11,185,241)

	Total Net Assets 100.0%			$131,278,281

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	28	March 2008	$3,060,835	$3,087,875	$27,040
10-Yr. U.S. Treasury Bond Futures	(5)	March 2008	(563,236)	(566,953)	(3,717)
S&P 500 Mini-Futures	11	March 2008	809,383	812,460	3,077
Total Futures					$26,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2007
			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)

Credit Default Swaps
LCDX, N.A. Index Series 9,	Sell	December 2012	$2,000,000	($62,862)	($35,787)
5 Year, at 2.25%;
J.P. Morgan Chase and Co.
Ford Motor Company, 5 Year, at 6.90%	Sell	September 2012	370,000	(9,695)	(9,695)
Banc of America
Total Swaps				($72,557)	($45,482)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2007, $443,115 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $5,756,976 and $2,297,912 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $18,186,886 or 13.9% of total net assets.

≠ All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.

!! The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturities shown.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets. TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,163,577
Gross unrealized depreciation	(7,274,142)

Net unrealized appreciation (depreciation)	($5,110,565)
Cost for federal income tax purposes	$147,574,087

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

Income Portfolio
Schedule of Investments as of December 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Asset-Backed Securities (8.4%)
$4,076,261	Bear Stearns Mortgage Funding Trust †~	5.005%	1/25/2008	$1,923,029
5,846,353	Capitalsource Commercial Loan Trust †~	5.079	1/20/2008	5,848,890
7,000,000	Citibank Credit Card Issuance Trust	5.650	9/20/2019	7,007,007
5,000,000	Credit Based Asset Servicing and Securitization, LLC †‡	4.975	1/25/2008	4,919,185
10,000,000	DaimlerChrysler Master Owner Trust ±†	5.078	1/15/2008	9,995,920
12,000,000	Discover Card Master Trust ‡	5.650	3/16/2020	11,984,844
11,055,729	Federal Home Loan Mortgage Corporation ±†	4.905	1/25/2008	10,888,165
4,500,000	First Franklin Mortgage Loan Asset-Backed Certificates ±†	4.955	1/25/2008	4,346,708
8,500,000	Ford Credit Floor Plan Master Owner Trust †~	5.208	1/15/2008	8,364,850
936,216	GE Commercial Loan Trust †‡ ≤	5.259	1/19/2008	933,136
10,000,000	GE Dealer Floorplan Master Note Trust †‡	4.989	1/20/2008	9,997,990
11,500,000	GMAC Mortgage Corporation Loan Trust †‡«	4.935	1/25/2008	11,433,656
10,000,000	GMAC Mortgage Corporation Loan Trust †«	4.955	1/25/2008	9,976,570
737,352	GMAC Mortgage Corporation Loan Trust †«	4.965	1/25/2008	724,594
2,421,534	IndyMac Seconds Asset-Backed Trust †‡«	5.035	1/25/2008	2,272,106
12,250,000	Merna Re, Ltd. ±† ≤	6.580	3/31/2008	12,101,775
40,835	Popular ABS Mortgage Pass-Through Trust ±†	4.995	1/25/2008	40,828
6,697,967	Residential Funding Mortgage Securities II †~«	4.995	1/25/2008	6,596,131

	Total Asset-Backed Securities			119,355,384

Basic Materials (1.5%)
4,710,000	Alcan, Inc.	5.000	6/1/2015	4,562,690
1,500,000	Freeport-McMoRan Copper & Gold, Inc. †‡	8.394	4/1/2008	1,522,500
7,300,000	Glencore Funding, LLC ±‡	6.000	4/15/2014	7,342,734
4,400,000	Lubrizol Corporation	5.500	10/1/2014	4,368,404
3,500,000	Precision Castparts Corporation ±	5.600	12/15/2013	3,705,247

	Total Basic Materials			21,501,575

Capital Goods (2.2%)
6,700,000	Caterpillar Financial Services Corporation ~	5.850	9/1/2017	6,891,600
2,400,000	CRH America, Inc. ‡	6.000	9/30/2016	2,347,181
3,429,000	Goodrich Corporation	6.800	7/1/2036	3,664,137
1,805,000	Lockheed Martin Corporation ±	6.150	9/1/2036	1,866,857
5,250,000	Oakmont Asset Trust ± ≤	4.514	12/22/2008	5,233,499
1,800,000	Owens Corning, Inc.	7.000	12/1/2036	1,624,077
3,845,967	Systems 2001 Asset Trust, LLC ≤	6.664	9/15/2013	3,961,346
5,500,000	United Technologies Corporation	4.875	5/1/2015	5,425,150

	Total Capital Goods			31,013,847

Collateralized Mortgage Obligations (4.7%)
9,518,314	Banc of America Mortgage Securities, Inc. ‡	4.802	9/25/2035	9,446,308
5,000,000	Citigroup Mortgage Loan Trust, Inc. ±‡	5.536	3/25/2036	4,998,350
4,454,926	Deutsche Alt-A Securities, Inc. †~	5.633	1/25/2008	4,253,367
4,279,014	HomeBanc Mortgage Trust ‡	5.988	4/25/2037	4,320,876
8,934,712	J.P. Morgan Mortgage Trust ‡	5.006	7/25/2035	8,915,279
7,042,082	Merrill Lynch Mortgage Investors, Inc. ~	4.875	6/25/2035	7,052,490
6,032,925	Thornburg Mortgage Securities Trust †	4.955	1/25/2008	5,997,771
5,820,837	Wachovia Mortgage Loan Trust, LLC	5.572	5/20/2036	5,847,438
8,195,611	Washington Mutual Alternative Loan Trust †	5.538	1/25/2008	7,743,571

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

Income Portfolio
Schedule of Investments as of December 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Collateralized Mortgage Obligations — continued
$1,340,497	Washington Mutual Mortgage Pass-Through Certificates †	5.155%	1/25/2008	$1,259,544
3,224,520	Washington Mutual Mortgage Pass-Through Certificates	4.835	9/25/2035	3,200,629
4,097,566	Zuni Mortgage Loan Trust †	4.995	1/25/2008	3,918,015

	Total Collateralized Mortgage Obligations			66,953,638

Commercial Mortgage-Backed Securities (12.7%)
4,219,699	Banc of America Commercial Mortgage, Inc. ~	4.037	11/10/2039	4,181,490
3,000,000	Banc of America Commercial Mortgage, Inc. ~	5.118	7/11/2043	3,035,070
10,000,000	Banc of America Large Loan Trust †‡ ≤	5.138	1/15/2008	9,664,590
5,000,000	Banc of America Large Loan Trust †‡ ≤	5.238	1/15/2008	4,870,015
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.178	1/15/2008	2,883,102
600,061	Citigroup Commercial Mortgage Trust † ≤	5.098	1/15/2008	580,179
12,500,000	Citigroup Commercial Mortgage Trust ±† ≤	5.168	1/15/2008	11,948,412
10,000,000	Commercial Mortgage Pass-Through Certificates †‡ ≤	5.208	1/15/2008	9,564,020
300,218	Commercial Mortgage Pass-Through Certificates † ≤	5.128	1/15/2008	298,725
2,000,000	Commercial Mortgage Pass-Through Certificates †‡ ≤	5.158	1/15/2008	1,876,070
7,500,000	Credit Suisse Mortgage Capital Certificates †~ ≤	5.198	1/15/2008	7,230,818
10,000,000	Crown Castle International Corporation ~ ≤	5.245	11/15/2036	9,980,600
10,750,000	Greenwich Capital Commercial Funding Corporation	5.867	12/10/2049	10,797,246
13,000,000	J.P. Morgan Chase Commercial Mortgage Securities	5.882	2/15/2051	13,447,031
5,500,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ‡	4.302	1/15/2038	5,425,079
9,954,834	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ‡	5.284	5/15/2047	9,975,580
10,000,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ‡	5.336	5/15/2047	9,962,720
11,500,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ~	6.007	6/15/2049	11,899,418
6,000,000	Merrill Lynch Mortgage Trust	4.747	5/12/2043	5,745,564
8,625,000	Merrill Lynch Mortgage Trust ~	5.442	1/12/2044	8,469,172
15,000,000	Wachovia Bank Commercial Mortgage Trust † ≤	5.148	1/15/2008	14,638,005
7,700,000	Wachovia Bank Commercial Mortgage Trust	4.390	2/15/2036	7,596,674
13,000,000	Wachovia Bank Commercial Mortgage Trust	5.765	7/15/2045	13,339,690
2,727,765	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	2,689,440

	Total Commercial Mortgage-Backed Securities			180,098,710

Communications Services (6.2%)
1,225,000	AT&T Corporation ~	8.000	11/15/2031	1,504,389
2,100,000	AT&T, Inc. ~	6.500	9/1/2037	2,195,924
3,075,000	British Telecom plc ‡~	9.125	12/15/2030	4,070,147
1,700,000	Comcast Corporation	5.900	3/15/2016	1,710,355
2,600,000	Comcast Corporation ~	6.300	11/15/2017	2,697,570
5,400,000	Comcast Corporation	5.875	2/15/2018	5,383,730
6,000,000	Cox Communications, Inc. ~	4.625	6/1/2013	5,740,260
1,230,000	Cox Communications, Inc. ‡	5.450	12/15/2014	1,205,441
4,550,000	Idearc, Inc. ~	8.000	11/15/2016	4,174,625
5,000,000	Intelsat Intermediate, Inc. > ‡	Zero Coupon	2/1/2010	4,087,500
3,850,000	New Cingular Wireless Services, Inc. ~	8.125	5/1/2012	4,280,888
1,350,000	New Cingular Wireless Services, Inc. ~	8.750	3/1/2031	1,749,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

Income Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Communications Services — continued
$2,140,000	News America, Inc.	6.400%	12/15/2035	$2,164,922
2,275,000	News America, Inc. ≤	6.650	11/15/2037	2,346,608
4,815,000	Rogers Cable, Inc.	5.500	3/15/2014	4,744,171
3,555,000	Rogers Cable, Inc.	6.750	3/15/2015	3,739,501
510,000	Rogers Cable, Inc.	8.750	5/1/2032	640,939
3,000,000	Rogers Wireless Communications, Inc.	6.375	3/1/2014	3,090,474
3,200,000	Rogers Wireless Communications, Inc. ‡	7.500	3/15/2015	3,499,472
4,600,000	Sprint Capital Corporation	6.900	5/1/2019	4,569,484
5,450,000	Telecom Italia Capital SA	5.250	11/15/2013	5,386,398
2,750,000	Telecom Italia Capital SA	5.250	10/1/2015	2,679,185
4,400,000	Telefonica Emisones SAU	6.221	7/3/2017	4,571,565
3,500,000	Time Warner Cable, Inc. *	5.850	5/1/2017	3,508,638
1,850,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	2,179,106
4,555,000	Verizon Communications, Inc. *	5.550	2/15/2016	4,603,884
1,835,000	Verizon Communications, Inc.	5.500	4/1/2017	1,843,540

	Total Communications Services			88,368,293

Consumer Cyclical (2.0%)
6,500,000	D.R. Horton, Inc. ‡	5.375	6/15/2012	5,636,456
2,300,000	Federated Retail Holdings, Inc.	5.350	3/15/2012	2,240,881
3,150,000	Ford Motor Credit Company ±	6.625	6/16/2008	3,104,104
1,200,000	JC Penney & Company, Inc. ±	7.950	4/1/2017	1,299,343
490,000	JC Penney Corporation, Inc.	5.750	2/15/2018	460,264
2,140,000	JC Penney Corporation, Inc. *	6.375	10/15/2036	1,912,334
4,200,000	McDonald’s Corporation	5.800	10/15/2017	4,348,588
4,100,000	Nissan Motor Acceptance Corporation ~ ≤	5.625	3/14/2011	4,222,467
2,600,000	Station Casinos, Inc.	6.875	3/1/2016	1,898,000
3,025,000	Walmart Stores, Inc. ±	5.875	4/5/2027	2,975,066

	Total Consumer Cyclical			28,097,503

Consumer Non-Cyclical (4.9%)
5,800,000	Abbott Laboratories ‡	5.150	11/30/2012	5,927,873
1,200,000	AmerisourceBergen Corporation ~	5.625	9/15/2012	1,216,970
3,000,000	AmerisourceBergen Corporation ~	5.875	9/15/2015	2,943,579
2,070,000	Archer-Daniels-Midland Company	6.450	1/15/2038	2,151,359
8,300,000	AstraZeneca plc ‡	5.400	9/15/2012	8,580,938
3,325,000	Baxter International, Inc. ~	5.900	9/1/2016	3,454,805
6,000,000	Bunge Limited Finance Corporation ‡	5.350	4/15/2014	5,809,380
6,500,000	Cargill, Inc. ~ ≤	5.600	9/15/2012	6,606,535
3,600,000	Community Health Systems, Inc.	8.875	7/15/2015	3,667,500
3,500,000	General Mills, Inc. ‡	5.650	9/10/2012	3,557,110
3,800,000	Johnson & Johnson Company ‡	5.950	8/15/2037	4,100,975
2,500,000	Kroger Company ‡	6.400	8/15/2017	2,614,782
1,600,000	Safeway, Inc.	6.350	8/15/2017	1,667,626
3,000,000	Schering-Plough Corporation	6.000	9/15/2017	3,108,093
6,000,000	Tesco plc ≤	5.500	11/15/2017	5,984,208
6,750,000	Wyeth ‡	6.950	3/15/2011	7,192,192
1,425,000	Wyeth	5.950	4/1/2037	1,428,781

	Total Consumer Non-Cyclical			70,012,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

Income Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Energy (6.6%)
$4,145,000	Apache Corporation ~	5.250%	4/15/2013	$4,242,627
6,850,000	CenterPoint Energy Resources Corporation ‡	6.125	11/1/2017	6,971,170
1,550,000	Consolidated Natural Gas Company	5.000	12/1/2014	1,490,037
4,800,000	Enterprise Products Operating, LP ±	5.600	10/15/2014	4,790,371
4,000,000	Enterprise Products Operating, LP ‡	6.300	9/15/2017	4,092,632
4,500,000	EOG Resources, Inc.	5.875	9/15/2017	4,613,535
2,700,000	Magellan Midstream Partners, LP	6.450	6/1/2014	2,898,347
2,900,000	Marathon Oil Corporation	6.000	10/1/2017	2,953,169
1,100,000	Nexen, Inc. ‡	5.650	5/15/2017	1,085,467
3,075,000	Nexen, Inc. ‡	6.400	5/15/2037	3,069,840
3,250,000	Oneok Partners, LP	6.850	10/15/2037	3,371,345
3,250,000	Plains All American Pipeline, LP/PAA Finance
	Corporation ±	6.650	1/15/2037	3,270,784
2,500,000	Premcor Refining Group, Inc. ±	6.125	5/1/2011	2,610,698
2,800,000	Premcor Refining Group, Inc. ±	6.750	5/1/2014	2,877,837
8,350,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ≤	5.298	9/30/2020	8,104,176
3,000,000	Southern Natural Gas Company ≤	5.900	4/1/2017	2,950,701
3,600,000	Southern Star Central Corporation	6.750	3/1/2016	3,447,000
3,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	3,390,000
900,000	Transcontinental Gas Pipe Corporation	6.400	4/15/2016	923,625
5,400,000	Transocean, Inc.	6.000	3/15/2018	5,385,593
3,500,000	Valero Energy Corporation	6.125	6/15/2017	3,556,928
1,200,000	Valero Energy Corporation	6.625	6/15/2037	1,208,488
8,400,000	Western Oil Sands, Inc.	8.375	5/1/2012	9,368,570
3,100,000	XTO Energy, Inc.	5.300	6/30/2015	3,086,016
3,100,000	XTO Energy, Inc.	6.250	8/1/2017	3,252,269

	Total Energy			93,011,225

Financials (21.9%)
2,250,000	American Express Bank FSB ‡	6.000	9/13/2017	2,262,539
2,800,000	American Express Centurion Bank ‡	5.550	10/17/2012	2,849,168
4,000,000	American Express Company ~	6.150	8/28/2017	4,105,096
3,800,000	American International Group, Inc. ~	6.250	3/15/2037	3,398,792
3,900,000	AXA SA ‡ ≤	6.463	12/14/2018	3,511,841
1,030,000	BAC Capital Trust XI	6.625	5/23/2036	1,002,071
3,800,000	BAC Capital Trust XIV ~	5.630	3/15/2012	3,372,158
3,000,000	Bank of America Corporation ~	6.000	9/1/2017	3,065,016
600,000	Bank of America Corporation	5.750	12/1/2017	601,376
3,800,000	Bear Stearns Companies, Inc. ‡	6.400	10/2/2017	3,671,408
3,350,000	BNP Paribas SA ~ ≤	5.186	6/29/2015	3,048,912
1,115,000	Capital One Capital III	7.686	8/15/2036	906,677
6,000,000	Capmark Financial Group, Inc. ‡ ≤	6.300	5/10/2017	4,472,778
6,400,000	CIT Group, Inc. ~	7.625	11/30/2012	6,487,078
1,900,000	Citigroup Capital XXI	8.300	12/21/2037	1,983,963
3,800,000	Citigroup, Inc. ~	6.000	8/15/2017	3,876,904
3,000,000	Corestates Capital Trust I ± ≤	8.000	12/15/2026	3,105,960
7,250,000	Countrywide Financial Corporation	5.800	6/7/2012	5,296,118
14,175,000	Countrywide Financial Corporation, Convertible †~ ≤	1.743	1/15/2008	11,053,665
1,800,000	Coventry Health Care, Inc. ‡	5.875	1/15/2012	1,829,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

Income Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Financials — continued
$1,500,000	Coventry Health Care, Inc. ‡	6.125%	1/15/2015	$1,505,224
1,500,000	Coventry Health Care, Inc. ‡	5.950	3/15/2017	1,470,766
3,600,000	Credit Agricole SA ‡ ≤	6.637	5/31/2017	3,339,904
4,200,000	Endurance Specialty Holdings, Ltd.	6.150	10/15/2015	4,111,380
2,500,000	ERP Operating, LP ±~	5.125	3/15/2016	2,325,995
2,375,000	General Electric Capital Corporation ~	5.720	8/22/2011	2,389,689
5,000,000	General Electric Capital Corporation ±	4.375	3/3/2012	4,946,090
2,800,000	General Electric Capital Corporation ±	5.625	9/15/2017	2,872,733
4,500,000	General Electric Capital Corporation *	6.375	11/15/2017	4,646,169
1,300,000	General Electric Capital Corporation	6.150	8/7/2037	1,381,158
5,150,000	General Motors Acceptance Corporation, LLC ±	6.875	9/15/2011	4,405,794
7,200,000	General Motors Acceptance Corporation, LLC ‡	6.000	12/15/2011	6,038,496
6,500,000	Goldman Sachs Group, Inc. ~	6.600	1/15/2012	6,876,994
5,500,000	Goldman Sachs Group, Inc. ‡	5.125	1/15/2015	5,402,925
1,300,000	Goldman Sachs Group, Inc.	6.750	10/1/2037	1,273,711
4,000,000	HSBC Capital Funding, LP/Jersey Channel Islands ≤	9.547	6/30/2010	4,371,932
1,220,000	HSBC Holdings plc ±	6.500	5/2/2036	1,186,054
3,250,000	International Lease Finance Corporation	5.750	6/15/2011	3,290,762
5,185,000	iStar Financial, Inc. ~	5.850	3/15/2017	4,261,790
2,800,000	J.P. Morgan Chase & Company ‡	5.750	1/2/2013	2,853,354
4,410,000	J.P. Morgan Chase Bank NA	5.875	6/13/2016	4,443,340
8,250,000	Keybank National Association	5.500	9/17/2012	8,387,132
3,500,000	Lehman Brothers Holdings, Inc.	5.250	2/6/2012	3,463,208
5,500,000	Lehman Brothers Holdings, Inc. ~	6.000	7/19/2012	5,600,287
2,800,000	Lehman Brothers Holdings, Inc.	7.000	9/27/2027	2,841,868
2,840,000	Liberty Property, LP ~	5.500	12/15/2016	2,657,172
5,980,000	Lincoln National Corporation ‡	7.000	5/17/2016	6,004,058
1,350,000	Merrill Lynch & Company, Inc. ‡	6.110	1/29/2037	1,192,306
6,730,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	6,374,212
2,400,000	Morgan Stanley ~	4.000	1/15/2010	2,359,963
1,750,000	Morgan Stanley ‡	6.250	8/28/2017	1,779,055
4,500,000	Morgan Stanley	5.950	12/28/2017	4,496,792
3,630,000	Morgan Stanley *	6.250	8/9/2026	3,543,410
7,150,000	Nationwide Health Properties, Inc. ‡	6.250	2/1/2013	7,419,920
5,740,140	Preferred Term Securities XXIII, Ltd. ±† ≤	5.191	3/24/2008	5,504,794
2,670,000	ProLogis ±	5.500	4/1/2012	2,660,754
2,600,000	ProLogis ±	5.625	11/15/2015	2,487,074
2,900,000	Prudential Financial, Inc.	6.000	12/1/2017	2,888,040
1,095,000	Prudential Financial, Inc. ±	5.900	3/17/2036	996,049
1,120,000	Prudential Financial, Inc.	5.700	12/14/2036	993,158
2,400,000	QBE Capital Funding II, LP ≤	6.797	6/1/2017	2,298,161
3,750,000	RBS Capital Trust I ~	5.512	9/30/2014	3,447,375
2,500,000	Regency Centers, LP ±	5.875	6/15/2017	2,415,852
4,785,000	Reinsurance Group of America, Inc.	5.625	3/15/2017	4,813,485
6,800,000	Residential Capital Corporation *	8.000	4/17/2013	4,182,000
7,775,000	Residential Capital, LLC ‡	8.000	6/1/2012	4,781,625
6,000,000	Resona Bank, Ltd. ≤	5.850	4/15/2016	5,577,912
1,300,000	Santander Perpetual SA Unipersonal ≤	6.671	10/24/2017	1,303,494
3,500,000	Simon Property Group, LP	4.600	6/15/2010	3,479,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

Income Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Financials — continued
$2,100,000	Simon Property Group, LP	5.375%	6/1/2011	$2,073,431
2,280,000	Simon Property Group, LP	5.750	12/1/2015	2,214,459
4,700,000	SLM Corporation	5.400	10/25/2011	4,283,561
3,660,000	SMFG Preferred Capital GBP 1, Ltd. ≤	6.078	1/25/2017	3,371,665
6,630,000	Student Loan Marketing Corporation ‡	4.500	7/26/2010	6,081,023
4,200,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	4,126,844
995,000	Travelers Companies, Inc. ~	6.250	6/15/2037	963,769
3,000,000	Travelers Property Casualty Corporation	5.000	3/15/2013	2,998,110
2,500,000	UnitedHealth Group, Inc. ≤	6.500	6/15/2037	2,509,692
3,800,000	UnitedHealth Group, Inc. ≤	6.000	11/15/2017	3,850,517
3,825,000	Wachovia Bank NA	4.875	2/1/2015	3,641,239
1,275,000	Wachovia Bank NA	6.600	1/15/2038	1,281,400
3,585,000	Wachovia Capital Trust III	5.800	3/15/2011	3,203,377
3,650,000	Wachovia Corporation ±	5.300	10/15/2011	3,658,114
1,720,000	Washington Mutual Bank FA	5.125	1/15/2015	1,456,855
1,340,000	Washington Mutual Preferred Funding ≤	6.665	12/15/2016	790,600
7,400,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	4,366,000
6,000,000	WellPoint, Inc. ±	5.000	12/15/2014	5,747,466
2,000,000	Wells Fargo & Company	5.625	12/11/2017	2,001,222
4,600,000	Willis North America, Inc. ±	6.200	3/28/2017	4,589,875

	Total Financials			310,453,284

Foreign (0.3%)
3,900,000	Pemex Finance, Ltd.	9.030	2/15/2011	4,124,250

	Total Foreign			4,124,250

Mortgage-Backed Securities (10.7%)
6,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	5.500	1/1/2038	6,491,875
94,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	1/1/2038	95,439,333
48,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	1/1/2038	49,334,976

	Total Mortgage-Backed Securities			151,266,184

Technology (0.6%)
6,500,000	IBM International Group Capital, LLC	5.050	10/22/2012	6,621,452
2,250,000	International Business Machines Corporation	5.700	9/14/2017	2,325,964

	Total Technology			8,947,416

Transportation (4.0%)
2,800,000	Burlington Northern Santa Fe Corporation ‡	7.000	12/15/2025	3,011,910
648,047	Continental Airlines, Inc. ~	7.875	7/2/2018	617,265
3,250,000	Continental Airlines, Inc. ~	5.983	4/19/2022	3,037,418
6,500,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	6,500,000
2,000,000	FedEx Corporation ±	3.500	4/1/2009	1,967,684
3,706,811	FedEx Corporation ‡	6.845	1/15/2019	4,192,811
3,409,033	FedEx Corporation	6.720	1/15/2022	3,634,697
2,750,000	Hertz Corporation ‡	8.875	1/1/2014	2,787,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

Income Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Transportation — continued
$5,850,000	Kansas City Southern de Mexico SA de CV ‡ ≤	7.375%	6/1/2014	$5,689,125
10,200,000	Northwest Airlines, Inc. ‡	6.841	4/1/2011	10,113,963
4,522,705	Piper Jaffray Equipment Trust Securities ± ≤	6.750	4/1/2011	4,341,796
11,000,000	Union Pacific Corporation	5.450	1/31/2013	11,095,931

	Total Transportation			56,990,412

U.S. Government (9.4%)
14,000,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	14,409,234
5,000,000	Federal Home Loan Mortgage Corporation *	4.625	10/25/2012	5,148,610
5,000,000	Federal Home Loan Mortgage Corporation *	5.000	12/14/2018	5,026,160
22,500,000	Federal National Mortgage Association *	5.300	2/22/2011	22,510,058
6,000,000	U.S. Treasury Bonds *	6.250	8/15/2023	7,183,596
5,600,000	U.S. Treasury Notes *	4.625	8/31/2011	5,862,500
3,775,000	U.S. Treasury Notes *	4.250	11/15/2014	3,894,445
1,645,000	U.S. Treasury Notes *	4.250	11/15/2017	1,673,659
36,852,970	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	38,076,599
12,750,000	U.S. Treasury Principal Strips *	Zero Coupon	2/15/2013	10,652,459
38,000,000	U.S. Treasury Principal Strips ‡	Zero Coupon	11/15/2022	19,098,040

	Total U.S. Government			133,535,360

U.S. Municipals (1.3%)
5,900,000	California Infrastructure & Economic Bank Revenue
	Bonds ÷~	5.000	7/1/2036	6,441,797
4,500,000	Little Rock, Arkansas Sewer Revenue Bonds	5.000	10/1/2037	4,704,480
6,500,000	Missouri Joint Municipal Electric Utility Commission
	Revenue Bonds (Power Project)	5.000	1/1/2032	6,752,785

	Total U.S. Municipals			17,899,062

Utilities (5.6%)
3,000,000	Baltimore Gas & Electric Company ~	5.900	10/1/2016	3,013,092
2,500,000	Carolina Power & Light, Inc. ‡	5.150	4/1/2015	2,479,848
3,950,000	Cleveland Electric Illuminating Company ± ≤	7.430	11/1/2009	4,120,996
1,775,000	Cleveland Electric Illuminating Company ±	5.700	4/1/2017	1,733,280
2,930,000	Commonwealth Edison Company	5.400	12/15/2011	2,961,081
3,500,000	Commonwealth Edison Company ‡	7.500	7/1/2013	3,736,817
1,500,000	Commonwealth Edison Company	6.150	9/15/2017	1,545,771
2,500,000	DTE Energy Company ‡	6.375	4/15/2033	2,510,018
1,500,000	Exelon Corporation ~	6.750	5/1/2011	1,567,732
3,500,000	Exelon Corporation ±	4.900	6/15/2015	3,294,610
3,600,000	Illinois Power Company ≤	6.125	11/15/2017	3,637,087
3,000,000	ITC Holdings Corporation ≤	5.875	9/30/2016	3,008,013
2,400,000	MidAmerican Energy Holdings Company ‡	6.125	4/1/2036	2,394,283
3,350,000	MidAmerican Energy Holdings Company	6.500	9/15/2037	3,498,358
2,800,000	Nevada Power Company *	6.750	7/1/2037	2,894,343
6,450,000	NiSource Finance Corporation	7.875	11/15/2010	6,842,289
2,800,000	NiSource Finance Corporation ‡	6.400	3/15/2018	2,793,703
2,000,000	NRG Energy, Inc.	7.250	2/1/2014	1,950,000
1,500,000	NRG Energy, Inc.	7.375	2/1/2016	1,462,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

Income Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (103.0%)	Rate	Date	Value

Utilities — continued
$1,550,000	Ohio Edison Company ±	6.875%	7/15/2036	$1,601,967
1,662,471	Power Contract Financing, LLC ± ≤	6.256	2/1/2010	1,697,782
2,977,415	Power Receivables Finance, LLC ± ≤	6.290	1/1/2012	3,108,421
1,075,000	Progress Energy, Inc. ±	7.000	10/30/2031	1,172,397
4,800,000	PSEG Power, LLC ±	5.000	4/1/2014	4,599,893
2,270,000	PSI Energy, Inc. ±	5.000	9/15/2013	2,222,098
2,770,000	Southwestern Public Service Company	6.000	10/1/2036	2,603,465
1,345,000	TXU Corporation	5.550	11/15/2014	1,073,556
2,900,000	Union Electric Company ±	6.400	6/15/2017	3,039,255
1,300,000	Virginia Electric and Power Company	5.950	9/15/2017	1,340,040
1,300,000	Virginia Electric and Power Company	6.350	11/30/2037	1,333,108

	Total Utilities			79,235,803

	Total Long-Term Fixed Income (cost $1,476,483,104)			1,460,864,652

Shares	Preferred Stock (0.4%)			Value

44,000	Federal Home Loan Mortgage Corporation #			$1,150,600
160,000	Federal National Mortgage Association #			4,120,000

	Total Preferred Stock
	(cost $5,130,900)			5,270,600

		Strike	Expiration
Contracts	Options Purchased (0.2%)	Price	Date	Value

2,125	Call on U.S. Treasury Bond Futures	$113	2/22/2008	$3,320,312

	Total Options Purchased (cost $4,057,156)			3,320,312

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.3%)	Rate (+)	Date	Value

132,421,350	Thrivent Financial Securities Lending Trust	5.000%	N/A	$132,421,350

	Total Collateral Held for Securities Loaned
	(cost $132,421,350)			132,421,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

Income Portfolio
Schedule of Investments as of December 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.1%)	Rate (+)	Date	Value

$36,040,000	Barclays Bank PLC Repurchase Agreement ■	4.350%	1/2/2008	$36,040,000
15,000,000	Cofco Capital Company	4.900	1/10/2008	14,981,625
11,270,000	ED&F Man Treasury Management plc	4.600	1/7/2008	11,261,360
600,000	Federal National Mortgage Association ‡	4.030	5/16/2008	590,820
23,481,154	Thrivent Money Market Portfolio	4.930	N/A	23,481,154

	Total Short-Term Investments (cost $86,355,063)			86,354,959

	Total Investments (cost $1,704,447,573) 119.0%			$1,688,231,873

	Other Assets and Liabilities, Net (19.0%)			(269,947,274)

	Total Net Assets 100.0%			$1,418,284,599

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	875	March 2008	$95,631,967	$96,496,094	$864,127
10-Yr. U.S. Treasury Bond Futures	(995)	March 2008	(112,089,490)	(112,823,677)	(734,187)
20-Yr. U.S. Treasury Bond Futures	(435)	March 2008	(51,165,901)	(50,623,125)	542,776
EURO Foreign Exchange Currency Futures	(57)	March 2008	(10,460,640)	(10,395,375)	65,265
Total Futures					$737,981

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association	6.50	$99.92	January 2008	($6,906)	$18,992
Conventional 30-Yr. Pass Through
Total Call Options Written					$18,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

Income Portfolio
Schedule of Investments as of December 31, 2007

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)

Credit Default Swaps
LCDX North America, 5 Year,	Sell	December 2012	$16,000,000	($502,901)	($84,055)
Series 9, at 2.25%;
J.P. Morgan Chase and Co.
Total Swaps				($502,901)	($84,055)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2007, $1,759,030 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $284,009,226 and $23,826,029 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $217,993,216 or 15.4% of total net assets.

« All or a portion of the security is insured or guaranteed.

■ Repurchase agreement dated December 31, 2007, $36,048,710 maturing January 2, 2008, collateralized by $36,734,005 Federal Home Loan Bank, 5.05% due November 19, 2012.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,809,358
Gross unrealized depreciation	(36,214,181)

Net unrealized appreciation (depreciation)	($16,404,823)
Cost for federal income tax purposes	$1,704,636,696

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

Bond Index Portfolio
Schedule of Investments as of December 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Asset-Backed Securities (16.3%)
$2,000,000	Americredit Automobile Receivables Trust ±†«	5.332%	1/6/2008	$1,977,154
632,520	Bear Stearns Asset-Backed Securities, Inc. ±†	5.105	1/25/2008	630,862
873,485	Bear Stearns Mortgage Funding Trust †	5.005	1/25/2008	412,078
2,386,218	Countrywide Asset-Backed Certificates ±«	5.549	4/25/2036	2,329,185
750,000	Countrywide Home Loans Asset-Backed Securities «	6.085	6/25/2021	665,900
2,500,000	Credit Based Asset Servicing and Securitization, LLC ±†	4.975	1/25/2008	2,459,592
1,250,000	Credit Based Asset Servicing and Securitization, LLC ±	5.501	12/25/2036	1,234,595
2,500,000	DaimlerChrysler Master Owner Trust ±†	5.078	1/15/2008	2,498,980
1,200,000	Discover Card Master Trust	5.650	3/16/2020	1,198,484
1,500,000	First Franklin Mortgage Loan Asset-Backed Certificates †	4.975	1/25/2008	1,459,028
1,956,602	First Horizon ABS Trust †«	4.995	1/25/2008	1,707,597
1,637,041	First Horizon ABS Trust ±†«	5.025	1/25/2008	1,339,224
1,500,000	Ford Credit Floor Plan Master Owner Trust †	5.208	1/15/2008	1,476,150
2,000,000	GE Dealer Floorplan Master Note Trust ±†	4.989	1/20/2008	1,999,598
3,000,000	GMAC Mortgage Corporation Loan Trust ±†«	4.935	1/25/2008	2,982,693
2,500,000	GMAC Mortgage Corporation Loan Trust ±†«	4.955	1/25/2008	2,494,142
42,875	Green Tree Financial Corporation ±	6.330	11/1/2029	43,399
1,614,356	IndyMac Seconds Asset-Backed Trust †«	5.035	1/25/2008	1,514,738
282,278	Massachusetts RRB Special Purpose Trust ±	3.780	9/15/2010	281,404
765,928	National Collegiate Student Loan Trust †	4.925	1/25/2008	766,413
9,034	Popular ABS Mortgage Pass-Through Trust †	4.995	1/25/2008	9,033
1,488,437	Residential Funding Mortgage Securities II †«	4.995	1/25/2008	1,465,807
482,613	SLM Student Loan Trust †	5.094	1/25/2008	482,038
2,000,000	Textron Financial Floorplan Master Note Trust ±† ≤ «	5.324	1/13/2008	1,999,752
1,793,944	Wachovia Asset Securitization, Inc. † ≤	5.005	1/25/2008	1,638,739

	Total Asset-Backed Securities			35,066,585

Basic Materials (0.7%)
500,000	Alcan, Inc. ±	5.200	1/15/2014	502,630
275,000	Alcan, Inc.	6.125	12/15/2033	266,828
300,000	Codelco, Inc. ± ≤	6.375	11/30/2012	321,107
27,000	Dow Chemical Company	7.375	11/1/2029	29,698
300,000	Potash Corporation of Saskatchewan, Inc. ±	7.750	5/31/2011	325,628

	Total Basic Materials			1,445,891

Capital Goods (1.4%)
975,000	Boeing Capital Corporation ±	6.100	3/1/2011	1,021,960
275,000	Caterpillar, Inc. ±	4.500	6/15/2009	275,100
800,000	General Electric Company ±	5.000	2/1/2013	810,178
350,000	John Deere Capital Corporation ±	7.000	3/15/2012	381,110
27,000	Lockheed Martin Corporation	6.150	9/1/2036	27,925
200,000	Northrop Grumman Corporation ±	7.125	2/15/2011	213,149
275,000	United Technologies Corporation	6.050	6/1/2036	282,944

	Total Capital Goods			3,012,366

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Collateralized Mortgage Obligations (4.9%)
$2,240,034	Chase Mortgage Finance Corporation	4.577%	2/25/2037	$2,216,740
2,233,678	J.P. Morgan Mortgage Trust	5.006	7/25/2035	2,228,820
1,760,521	Merrill Lynch Mortgage Investors, Inc.	4.875	6/25/2035	1,763,123
1,508,231	Thornburg Mortgage Securities Trust †	4.955	1/25/2008	1,499,443
1,955,089	Thornburg Mortgage Securities Trust †	4.975	1/25/2008	1,909,789
910,570	Zuni Mortgage Loan Trust †	4.995	1/25/2008	870,670

	Total Collateralized Mortgage Obligations			10,488,585

Commercial Mortgage-Backed Securities (11.3%)
700,000	Banc of America Commercial Mortgage, Inc. ±	5.118	7/11/2043	708,183
2,500,000	Bear Stearns Commercial Mortgage Securities, Inc. ±†	5.178	1/15/2008	2,402,585
400,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	3.869	2/11/2041	395,796
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	5.835	9/11/2042	1,001,474
300,030	Citigroup Commercial Mortgage Trust † ≤	5.098	1/15/2008	290,090
75,055	Commercial Mortgage Pass-Through Certificates ±† ≤	5.128	1/15/2008	74,681
2,500,000	Commercial Mortgage Pass-Through Certificates ±† ≤	5.158	1/15/2008	2,345,088
972,200	Credit Suisse First Boston Mortgage Securities Corporation ±	3.861	3/15/2036	964,392
500,000	Credit Suisse First Boston Mortgage Securities Corporation	4.829	11/15/2037	493,688
2,500,000	Credit Suisse Mortgage Capital Certificates † ≤	5.198	1/15/2008	2,410,272
2,000,000	Crown Castle International Corporation ± ≤	5.245	11/15/2036	1,996,120
800,000	General Electric Commercial Mortgage Corporation ±	4.641	9/10/2013	794,134
500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	495,826
1,000,000	Greenwich Capital Commercial Funding Corporation ±	5.317	6/10/2036	1,017,672
1,000,000	Greenwich Capital Commercial Funding Corporation	5.867	12/10/2049	1,004,395
2,000,000	GS Mortgage Securities Corporation II †	5.382	1/6/2008	1,912,746
500,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ±	4.654	1/12/2037	496,153
1,500,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation	5.336	5/15/2047	1,494,408
1,000,000	LB-UBS Commercial Mortgage Trust ±	3.086	5/15/2027	992,533
700,000	LB-UBS Commercial Mortgage Trust	4.786	10/15/2029	692,187
750,000	LB-UBS Commercial Mortgage Trust	4.553	7/15/2030	743,075
342,149	Nationslink Funding Corporation ±	6.316	1/20/2031	344,213
1,193,397	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	1,176,630

	Total Commercial Mortgage-Backed Securities			24,246,341

Communications Services (2.9%)
27,000	BellSouth Corporation	6.875	10/15/2031	28,786
200,000	British Telecom plc ±	8.625	12/15/2010	219,470
302,000	British Telecom plc	9.125	12/15/2030	399,735
400,000	Cingular Wireless, Inc. ±	6.500	12/15/2011	421,107
225,000	Comcast Corporation ±	5.500	3/15/2011	227,150
500,000	Cox Communications, Inc. ±	7.750	11/1/2010	533,322
135,000	Cox Communications, Inc. ≤	6.450	12/1/2036	133,941
200,000	Deutsche Telekom International Finance BV	8.000	6/15/2010	213,518
200,000	France Telecom SA ±	7.750	3/1/2011	214,965
700,000	New Cingular Wireless Services, Inc. ±	7.875	3/1/2011	758,076
275,000	News America, Inc.	6.400	12/15/2035	278,203
275,000	SBC Communications, Inc.	5.875	2/1/2012	283,770

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Communications Services — continued
$700,000	Sprint Capital Corporation ±	7.625%	1/30/2011	$729,469
550,000	Sprint Capital Corporation ±	6.900	5/1/2019	546,351
800,000	Telecom Italia Capital SA ±	5.250	10/1/2015	779,399
425,000	Tele-Communications, Inc. (TCI Group) ±	7.875	8/1/2013	465,758
27,000	Verizon Global Funding Corporation	7.750	12/1/2030	31,667

	Total Communications Services			6,264,687

Consumer Cyclical (0.8%)
425,000	AOL Time Warner, Inc.	6.875	5/1/2012	447,529
27,000	AOL Time Warner, Inc.	7.625	4/15/2031	29,879
27,000	DaimlerChrysler North American Holdings Corporation	8.500	1/18/2031	34,052
27,000	Target Corporation	7.000	7/15/2031	27,658
527,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	608,619
500,000	Walt Disney Company ±	5.625	9/15/2016	513,515

	Total Consumer Cyclical			1,661,252

Consumer Non-Cyclical (1.7%)
275,000	Boston Scientific Corporation	7.000	11/15/2035	242,000
600,000	Bunge Limited Finance Corporation	5.350	4/15/2014	580,938
475,000	Coca-Cola HBC Finance BV ±	5.125	9/17/2013	477,612
400,000	Genentech, Inc. ±	4.400	7/15/2010	402,498
482,000	General Mills, Inc. ±	6.000	2/15/2012	494,292
27,000	Kellogg Company	7.450	4/1/2031	31,049
27,000	Kraft Foods, Inc.	6.500	11/1/2031	26,484
500,000	Kroger Company ±	4.950	1/15/2015	481,232
475,000	Safeway, Inc. ±	4.125	11/1/2008	469,892
550,000	Wyeth	6.000	2/15/2036	549,957

	Total Consumer Non-Cyclical			3,755,954

Energy (1.6%)
500,000	Anadarko Finance Company ±	6.750	5/1/2011	528,657
27,000	Anadarko Finance Company	7.500	5/1/2031	30,357
500,000	Burlington Resources, Inc. ±	6.500	12/1/2011	530,352
1,000,000	Conoco Funding Company ±	6.350	10/15/2011	1,062,131
27,000	Conoco, Inc.	6.950	4/15/2029	30,837
27,000	Devon Financing Corporation, ULC	7.875	9/30/2031	32,655
475,000	Duke Capital Corporation ±	7.500	10/1/2009	495,159
275,000	Oneok Partners, LP	6.650	10/1/2036	278,074
500,000	Valero Energy Corporation ±	4.750	6/15/2013	484,793

	Total Energy			3,473,015

Financials (9.4%)
27,000	Abbey National plc	7.950	10/26/2029	32,016
500,000	AIG SunAmerica Global Financing VI ± ≤	6.300	5/10/2011	519,428
500,000	Allstate Corporation ±	5.000	8/15/2014	488,851
250,000	Associates Corporation of North America ±	6.250	11/1/2008	252,318
27,000	AXA SA	8.600	12/15/2030	33,107
275,000	BAC Capital Trust XI	6.625	5/23/2036	267,543
650,000	Bank of America Corporation ±	4.750	8/15/2013	640,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Financials — continued
$1,800,000	Bank One Corporation ±	5.900%	11/15/2011	$1,868,987
600,000	BB&T Corporation ±	6.500	8/1/2011	626,608
1,100,000	BNP Paribas SA ± ≤	5.186	6/29/2015	1,001,135
725,000	CIT Group, Inc. ±	4.750	12/15/2010	687,683
590,000	Citigroup, Inc. ±	5.000	9/15/2014	562,178
250,000	Citigroup, Inc. ±	4.700	5/29/2015	236,387
725,000	Credit Suisse First Boston USA, Inc. ±	3.875	1/15/2009	718,971
950,000	Goldman Sachs Group, Inc. ±	6.600	1/15/2012	1,005,099
500,000	Household Finance Corporation ±	4.750	5/15/2009	498,340
650,000	Household Finance Corporation ±	6.375	11/27/2012	668,423
350,000	HSBC Finance Corporation ±	5.000	6/30/2015	333,802
850,000	International Lease Finance Corporation ±	5.875	5/1/2013	864,073
775,000	Lehman Brothers Holdings, Inc. ±	3.950	11/10/2009	755,417
185,000	Marsh & McLennan Companies, Inc.	5.750	9/15/2015	179,076
475,000	Merrill Lynch & Company, Inc. ±	5.000	2/3/2014	453,115
500,000	MetLife, Inc. ±	5.000	6/15/2015	483,874
1,250,000	Morgan Stanley Dean Witter & Company ±	6.750	4/15/2011	1,310,178
1,230,030	Preferred Term Securities XXIII, Ltd. † ≤	5.191	3/24/2008	1,179,599
500,000	ProLogis Trust ±	5.500	3/1/2013	494,120
275,000	Prudential Financial, Inc.	5.700	12/14/2036	243,856
500,000	Residential Capital Corporation	8.000	4/17/2013	307,500
500,000	Student Loan Marketing Corporation ±	4.000	1/15/2010	460,514
550,000	Union Planters Corporation ±	4.375	12/1/2010	540,441
500,000	Wachovia Bank NA ±	4.875	2/1/2015	475,979
500,000	Washington Mutual Bank FA	5.500	1/15/2013	443,646
500,000	WellPoint, Inc. ±	5.000	12/15/2014	478,956
1,100,000	Wells Fargo & Company ±	4.200	1/15/2010	1,093,050

	Total Financials			20,204,777

Foreign (2.1%)
250,000	African Development Bank ±	6.875	10/15/2015	281,702
550,000	Export-Import Bank of Korea ± ≤	4.125	2/10/2009	542,669
27,000	Hydro-Quebec	8.400	1/15/2022	36,560
350,000	Inter-American Development Bank	5.375	11/18/2008	353,607
95,000	Pemex Project Funding Master Trust	9.125	10/13/2010	104,975
250,000	Province of Nova Scotia ±	7.250	7/27/2013	283,708
400,000	Province of Quebec	4.875	5/5/2014	410,852
400,000	Province of Quebec	7.500	7/15/2023	500,045
600,000	Republic of Italy ±	6.000	2/22/2011	642,554
200,000	Republic of Italy	4.375	6/15/2013	205,121
1,100,000	United Mexican States ±	5.625	1/15/2017	1,114,850

	Total Foreign			4,476,643

Mortgage-Backed Securities (34.2%)
5,974	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	12/1/2009	6,091
9,080	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	1/1/2011	9,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$7,335	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500%	10/1/2012	$7,592
6,146	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	1/1/2013	6,367
11,323	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	9/1/2013	11,600
22,834	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	3/1/2014	23,128
33,938	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	4/1/2014	34,766
10,737	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	10/1/2014	11,190
19,351	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	3/1/2016	20,051
31,081	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	6/1/2016	31,838
41,543	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	9/1/2016	42,554
342,966	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	6/1/2017	356,486
597,047	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	12/1/2017	605,464
5,117	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2024	5,316
8,547	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2024	8,984
1,385	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	8/1/2025	1,483
16,151	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	11/1/2025	17,359
2,654	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	1/1/2026	2,842
4,563	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	4/1/2027	4,797
4,888	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	7/1/2027	5,235
7,108	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	8/1/2027	7,472
5,071	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	10/1/2027	5,430
6,465	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2028	6,796
27,227	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	8/1/2028	27,825
13,487	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	2/1/2029	13,980
26,937	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2029	27,521

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$11,104	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000%	7/1/2029	$11,672
19,619	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	10/1/2029	20,988
9,904	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2029	10,595
19,164	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	5/1/2031	19,818
77,668	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	6/1/2031	79,180
31,281	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	6/1/2031	32,820
73,382	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	7/1/2031	74,811
17,190	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2031	18,036
54,772	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	10/1/2031	56,641
387,178	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	1/1/2032	394,716
24,481	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2032	25,647
369,484	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	7/1/2032	381,984
264,985	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	10/1/2032	273,950
514,692	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	11/1/2032	524,123
7,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	5.000	1/1/2038	6,829,375
14,700,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	1/1/2038	14,915,914
3,706	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	4/1/2011	3,790
763	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	790
4,003	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000	7/1/2012	4,191
6,774	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	12/1/2012	7,014
19,584	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	6/1/2013	20,296
26,738	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	12/1/2013	27,412
16,100,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through §	5.000	1/1/2023	16,115,102
6,945	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	10.500	8/1/2020	8,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$6,890	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000%	12/1/2024	$7,373
10,389	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2025	10,953
33,507	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2025	34,812
1,475	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	12/1/2025	1,588
7,438	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	1/1/2026	7,961
9,466	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2026	9,835
5,924	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	9/1/2026	6,350
5,390	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2027	5,767
3,869	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2027	4,079
10,685	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2027	11,094
1,380	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	11/1/2027	1,477
11,958	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	9.000	11/1/2027	13,028
4,364	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	1/1/2028	4,602
76,269	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2028	81,602
12,569	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	5/1/2028	12,854
5,429	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	9/1/2028	5,627
19,050	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2028	20,090
47,209	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	11/1/2028	50,519
96,969	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	12/1/2028	99,168
10,950	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	12/1/2028	11,548
14,475	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2029	15,003
50,424	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	3/1/2029	51,567
23,557	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2029	24,845
62,399	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2029	64,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$9,717	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500%	8/1/2029	$10,069
14,997	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2029	16,032
21,968	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2029	23,170
12,600	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2029	13,470
8,701	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	4/1/2030	9,289
5,508	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2030	5,879
103,322	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	5/1/2031	105,387
203,325	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2032	210,199
188,447	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2032	194,818
99,389	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	5/1/2032	104,636
625,846	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2032	647,005
324,492	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2032	335,463
29,400,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	1/1/2038	29,363,251
4,971	Government National Mortgage Association
	15-Yr. Pass Through	6.500	6/15/2009	5,047
25,837	Government National Mortgage Association
	15-Yr. Pass Through	7.000	9/15/2013	26,931
5,881	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2023	6,272
5,042	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2024	5,352
4,321	Government National Mortgage Association
	30-Yr. Pass Through	9.000	9/15/2024	4,693
6,722	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/15/2025	7,267
2,009	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	2,173
9,407	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2027	10,045
8,552	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2027	9,132
8,428	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	8,949
14,654	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2028	15,551

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$14,789	Government National Mortgage Association
	30-Yr. Pass Through	6.500%	7/15/2028	$15,350
13,820	Government National Mortgage Association
	30-Yr. Pass Through	7.000	8/15/2028	14,666
51,834	Government National Mortgage Association
	30-Yr. Pass Through	7.500	11/15/2028	55,336
12,452	Government National Mortgage Association
	30-Yr. Pass Through	6.500	12/15/2028	12,924
61,092	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	63,401
13,579	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	14,092
14,657	Government National Mortgage Association
	30-Yr. Pass Through	8.000	10/15/2030	15,867
18,986	Government National Mortgage Association
	30-Yr. Pass Through	7.500	1/15/2031	20,248
7,413	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2031	7,858
34,473	Government National Mortgage Association
	30-Yr. Pass Through	6.500	6/15/2031	35,741
26,501	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	28,092
351,014	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2032	363,921
49,267	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2032	51,078

	Total Mortgage-Backed Securities			73,553,437

Technology (0.2%)
500,000	International Business Machines Corporation ±	4.250	9/15/2009	503,184

	Total Technology			503,184

Transportation (0.7%)
500,000	CSX Corporation ±	5.500	8/1/2013	498,353
475,000	FedEx Corporation ±	3.500	4/1/2009	467,325
500,000	Union Pacific Corporation ±	7.000	2/1/2016	541,310

	Total Transportation			1,506,988

U.S. Government (30.7%)
3,000,000	Federal Home Loan Bank	4.100	6/13/2008	2,994,522
500,000	Federal Home Loan Bank	4.500	10/14/2008	501,124
3,000,000	Federal Home Loan Bank *	4.875	2/9/2010	3,078,462
500,000	Federal Home Loan Bank *	4.500	11/15/2012	511,911
850,000	Federal Home Loan Bank	4.500	9/16/2013	868,908
1,050,000	Federal Home Loan Mortgage Corporation	6.000	6/15/2011	1,128,156
1,000,000	Federal Home Loan Mortgage Corporation *	5.125	7/15/2012	1,051,113
3,200,000	Federal Home Loan Mortgage Corporation *	5.125	11/17/2017	3,339,011
1,000,000	Federal Home Loan Mortgage Corporation *	5.000	12/14/2018	1,005,232
700,000	Federal Home Loan Mortgage Corporation	6.750	3/15/2031	877,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (120.4%)	Rate	Date	Value

U.S. Government — continued
$1,600,000	Federal National Mortgage Association	5.250%	1/15/2009	$1,620,310
2,000,000	Federal National Mortgage Association	6.125	3/15/2012	2,172,876
500,000	Federal National Mortgage Association	5.960	9/11/2028	564,674
100,000	Federal National Mortgage Association	6.250	5/15/2029	117,365
200,000	Resolution Funding Corporation	8.125	10/15/2019	262,203
250,000	Tennessee Valley Authority ±	6.000	3/15/2013	271,782
4,200,000	U.S. Treasury Bonds *	7.250	5/15/2016	5,164,690
400,000	U.S. Treasury Bonds *	8.875	2/15/2019	562,531
290,000	U.S. Treasury Bonds *	7.625	11/15/2022	389,438
1,000,000	U.S. Treasury Bonds *	6.250	8/15/2023	1,197,266
260,000	U.S. Treasury Bonds *	7.500	11/15/2024	352,219
8,675,000	U.S. Treasury Bonds *	5.250	11/15/2028	9,544,530
2,000,000	U.S. Treasury Notes *	5.500	5/15/2009	2,065,000
8,000,000	U.S. Treasury Notes *	6.000	8/15/2009	8,365,624
2,000,000	U.S. Treasury Notes *	3.625	1/15/2010	2,023,124
2,945,000	U.S. Treasury Notes *	5.000	2/15/2011	3,109,967
4,500,000	U.S. Treasury Notes *	4.500	11/30/2011	4,696,173
500,000	U.S. Treasury Notes *	4.375	8/15/2012	521,797
2,500,000	U.S. Treasury Notes *	4.250	8/15/2014	2,584,960
3,175,000	U.S. Treasury Notes *	4.500	2/15/2016	3,304,727
400,000	U.S. Treasury Notes *	4.625	2/15/2017	418,188
600,000	U.S. Treasury Notes *	4.500	5/15/2017	621,890
825,000	U.S. Treasury Notes *	4.250	11/15/2017	839,373

	Total U.S. Government			66,126,278

Utilities (1.5%)
400,000	CenterPoint Energy Houston Electric, LLC ±	5.600	7/1/2023	386,661
275,000	Commonwealth Edison Company	5.900	3/15/2036	257,733
475,000	FirstEnergy Corporation ±	6.450	11/15/2011	490,493
27,000	FirstEnergy Corporation	7.375	11/15/2031	29,625
27,000	National Rural Utilities Cooperative Finance	8.000	3/1/2032	32,608
475,000	Oncor Electric Delivery Company ±	6.375	1/15/2015	486,340
400,000	Progress Energy, Inc. ±	7.000	10/30/2031	436,241
600,000	Public Service Company of Colorado	7.875	10/1/2012	673,324
225,000	Southern California Edison Company ±	5.000	1/15/2014	222,875
275,000	Xcel Energy, Inc.	6.500	7/1/2036	272,812

	Total Utilities			3,288,712

	Total Long-Term Fixed Income (cost $257,431,445)			259,074,695

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

Bond Index Portfolio
Schedule of Investments as of December 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.7%)	Rate (+)	Date	Value

55,206,278	Thrivent Financial Securities Lending Trust	5.000%	N/A	$55,206,278

	Total Collateral Held for Securities Loaned
	(cost $55,206,278)			55,206,278

		Interest	Maturity
Shares	Short-Term Investments (10.0%)	Rate (+)	Date	Value

21,567,103	Thrivent Money Market Portfolio	4.930%	N/A	$21,567,103

	Total Short-Term Investments (at amortized cost)			21,567,103

	Total Investments (cost $334,204,826) 156.1%			$335,848,076

	Other Assets and Liabilities, Net (56.1%)			(120,631,448)

	Total Net Assets 100.0%			$215,216,628

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $15,629,251 or 7.3% of total net assets.

« All or a portion of the security is insured or guaranteed.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,864,402
Gross unrealized depreciation	(3,328,545)

Net unrealized appreciation (depreciation)	$1,535,857
Cost for federal income tax purposes	$334,312,219

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.4%)	Rate	Date	Value

Asset-Backed Securities (24.7%)
$3,000,000	Americredit Automobile Receivables Trust †‡«	5.332%	1/6/2008	$2,965,731
7,112,611	Americredit Automobile Receivables Trust «	3.430	7/6/2011	7,048,583
948,780	Bear Stearns Asset-Backed Securities, Inc. †‡	5.105	1/25/2008	946,293
9,000,000	BMW Vehicle Lease Trust ‡	4.590	8/15/2013	9,010,809
7,000,000	Capital Auto Receivables Asset Trust ~	5.380	7/15/2010	7,067,312
8,250,000	Carmax Auto Owner Trust †	5.428	1/15/2008	8,221,554
8,250,000	Chase Funding Issuance Trust	4.960	9/17/2012	8,383,864
1,471,016	Chase Manhattan Auto Owner Trust	4.840	7/15/2009	1,470,697
655,804	CIT Equipment Collateral ‡	4.420	5/20/2009	655,700
7,000,000	Citibank Credit Card Issuance Trust ‡	4.850	2/10/2011	7,041,433
5,000,000	CNH Equipment Trust †	5.628	1/15/2008	4,993,755
8,500,000	CNH Equipment Trust ‡	4.400	5/16/2011	8,470,088
4,772,437	Countrywide Asset-Backed Certificates ‡«	5.549	4/25/2036	4,658,371
5,000,000	Countrywide Asset-Backed Certificates ‡	5.683	10/25/2036	4,927,720
4,500,000	Countrywide Home Loans Asset-Backed Securities ‡«	6.085	6/25/2021	3,995,397
3,500,000	CPL Transition Funding, LLC	5.560	1/15/2012	3,569,640
241,796	CPS Auto Trust ‡«	4.520	3/15/2010	241,828
5,500,000	Credit Acceptance Auto Dealer Loan Trust ~≤«	5.320	10/15/2012	5,528,677
5,000,000	Credit Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	4,938,380
5,564,443	DaimlerChrysler Auto Trust ‡	5.330	8/8/2010	5,582,255
7,000,000	DaimlerChrysler Auto Trust ‡	5.000	2/8/2012	7,061,985
3,000,000	DaimlerChrysler Master Owner Trust †‡	5.078	1/15/2008	2,998,776
5,633,387	Drive Auto Receivables Trust ‡≤«	5.300	7/15/2011	5,633,984
6,551,543	Federal Home Loan Mortgage Corporation †	4.905	1/25/2008	6,452,246
215,069	First Franklin Mortgage Loan Asset-Backed Certificates ~≤	5.500	3/25/2036	186,332
1,153,731	First Horizon ABS Trust †«	4.995	1/25/2008	1,037,312
3,500,000	Ford Credit Auto Owner Trust	5.150	11/15/2011	3,534,573
1,560,360	GE Commercial Loan Trust †~≤	5.259	1/19/2008	1,555,227
3,000,000	GE Dealer Floorplan Master Note Trust †‡	4.989	1/20/2008	2,999,397
1,330,012	GE Equipment Small Ticket, LLC ~≤	4.380	7/22/2009	1,328,985
7,000,000	GMAC Mortgage Corporation Loan Trust †~«	4.935	1/25/2008	6,959,617
3,000,000	GMAC Mortgage Corporation Loan Trust ±†‡«	4.955	1/25/2008	2,992,971
2,027,718	GMAC Mortgage Corporation Loan Trust †‡«	4.965	1/25/2008	1,992,633
5,500,000	GMAC Mortgage Corporation Loan Trust ±«	5.750	10/25/2036	4,968,650
8,500,000	Harley Davidson Motorcycle Trust ±†	5.378	1/15/2008	8,459,702
3,500,000	Harley Davidson Motorcycle Trust ‡	5.240	1/15/2012	3,515,428
1,940,981	Harley Davidson Motorcycle Trust ±	3.200	5/15/2012	1,915,420
6,500,000	Household Home Equity Loan Trust ~	5.320	3/20/2036	6,382,636
3,500,000	Household Home Equity Loan Trust ‡	5.660	3/20/2036	3,430,847
418,162	John Deere Owner Trust ‡	3.980	6/15/2009	417,977
7,500,000	Merna Re, Ltd. ±†≤	6.580	3/31/2008	7,409,250
7,000,000	Mortgage Equity Conversion Asset Trust †≤	3.780	1/25/2008	6,704,688
7,000,000	Mortgage Equity Conversion Asset Trust †≤	3.800	1/25/2008	6,711,250
2,023,020	Nissan Auto Receivables Owner Trust	4.740	9/15/2009	2,021,076
6,000,000	Nissan Auto Receivables Owner Trust	5.030	5/16/2011	6,054,546
545,531	Nomura Asset Acceptance Corporation †	5.005	1/25/2008	515,049
1,252,013	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	1,243,553
421,605	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	416,218
4,665,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	4,623,999

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.4%)	Rate	Date	Value

Asset-Backed Securities — continued
$1,737,036	Residential Asset Securities Corporation	5.010%	4/25/2033	$1,721,875
7,000,000	Santander Drive Auto Receivables Trust «	5.050	9/15/2011	7,023,128
723,919	SLM Student Loan Trust †	5.094	1/25/2008	723,056
3,000,000	Textron Financial Floorplan Master Note Trust †≤	5.324	1/13/2008	2,999,628
2,159,288	USAA Auto Owner Trust	4.830	4/15/2010	2,159,096
2,242,430	Wachovia Asset Securitization, Inc. †≤«	5.005	1/25/2008	2,048,424
6,000,000	Wachovia Auto Loan Owner Trust ≤	5.230	8/22/2011	6,009,996
9,000,000	Washington Mutual Master Note Trust †≤	5.058	1/15/2008	8,953,983

	Total Asset-Backed Securities			240,881,600

Basic Materials (0.4%)
2,400,000	Lubrizol Corporation ‡	4.625	10/1/2009	2,410,210
1,500,000	Monsanto Company ‡	4.000	5/15/2008	1,495,023

	Total Basic Materials			3,905,233

Capital Goods (1.5%)
1,000,000	Caterpillar Financial Services Corporation	4.850	12/7/2012	1,001,727
3,400,000	Goodrich Corporation ±	7.500	4/15/2008	3,419,805
2,500,000	John Deere Capital Corporation ‡	4.400	7/15/2009	2,510,672
1,700,000	John Deere Capital Corporation ~	5.350	1/17/2012	1,740,630
2,500,000	Oakmont Asset Trust ‡≤	4.514	12/22/2008	2,492,142
3,400,000	Textron Financial Corporation	5.125	11/1/2010	3,467,364

	Total Capital Goods			14,632,340

Collateralized Mortgage Obligations (10.4%)
2,776,175	Banc of America Mortgage Securities, Inc. ‡	4.802	9/25/2035	2,755,173
3,299,333	Bear Stearns Adjustable Rate Mortgage Trust ‡	4.625	8/25/2010	3,250,773
4,480,068	Chase Mortgage Finance Corporation ‡	4.577	2/25/2037	4,433,480
86,496	Citigroup Mortgage Loan Trust, Inc. ±	4.922	8/25/2035	86,293
5,000,000	Citigroup Mortgage Loan Trust, Inc. ‡	5.536	3/25/2036	4,998,350
4,059,578	Countrywide Home Loans, Inc. ‡	5.360	3/20/2036	4,009,052
3,958,025	Countrywide Home Loans, Inc. ‡	5.846	9/20/2036	3,930,082
6,236,896	Deutsche Alt-A Securities, Inc. †‡	5.633	1/25/2008	5,954,713
2,976,705	HomeBanc Mortgage Trust ±	5.988	4/25/2037	3,005,827
1,939,637	Impac CMB Trust ±†	5.125	1/25/2008	1,908,925
1,334,230	Impac CMB Trust ±†	5.185	1/25/2008	1,316,131
6,447,957	J.P. Morgan Alternative Loan Trust	5.795	3/25/2036	6,411,475
5,360,827	J.P. Morgan Mortgage Trust ‡	5.006	7/25/2035	5,349,168
3,873,145	Merrill Lynch Mortgage Investors, Inc. ±	4.875	6/25/2035	3,878,870
2,765,012	Residential Accredit Loans, Inc.	5.602	9/25/2035	2,741,025
2,737,124	Thornburg Mortgage Securities Trust †	4.975	1/25/2008	2,673,705
3,527,780	Wachovia Mortgage Loan Trust, LLC	5.572	5/20/2036	3,543,902
7,011,800	Washington Mutual Alternative Loan Trust †	5.538	1/25/2008	6,625,056
4,898,172	Washington Mutual Alternative Loan Trust †	5.708	1/25/2008	4,657,855
1,914,996	Washington Mutual Mortgage Pass-Through Certificates †	5.155	1/25/2008	1,799,349
5,236,629	Washington Mutual Mortgage Pass-Through Certificates †	5.668	1/25/2008	5,011,618
2,257,164	Washington Mutual Mortgage Pass-Through Certificates	4.835	9/25/2035	2,240,441
5,552,999	Washington Mutual, Inc. †	5.528	1/25/2008	5,293,570
5,021,307	Washington Mutual, Inc. †	5.608	1/25/2008	4,796,917

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.4%)	Rate	Date	Value

Collateralized Mortgage Obligations — continued
$8,500,000	Wells Fargo Mortgage Backed Securities Trust	3.540%	9/25/2034	$8,393,996
1,002,464	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	991,330
1,713,390	Wells Fargo Mortgage Backed Securities Trust	5.093	3/25/2036	1,705,261

	Total Collateralized Mortgage Obligations			101,762,337

Commercial Mortgage-Backed Securities (12.2%)
4,761,193	American Home Mortgage Assets †‡	5.708	1/25/2008	4,579,858
5,135,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	5,126,173
1,173,225	Banc of America Commercial Mortgage, Inc. ~	4.037	11/10/2039	1,162,601
6,000,000	Banc of America Large Loan Trust †~≤	5.138	1/15/2008	5,798,754
7,000,000	Banc of America Large Loan Trust †~≤	5.238	1/15/2008	6,818,021
4,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.178	1/15/2008	3,844,136
9,300,000	Bear Stearns Commercial Mortgage Securities, Inc. ~	3.869	2/11/2041	9,202,248
8,162,085	Bear Stearns Commercial Mortgage Securities, Inc.	5.422	9/11/2042	8,226,810
240,024	Citigroup Commercial Mortgage Trust ±†≤	5.098	1/15/2008	232,072
8,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	5.208	1/15/2008	7,651,216
90,066	Commercial Mortgage Pass-Through Certificates †≤	5.128	1/15/2008	89,618
6,500,000	Crown Castle International Corporation ‡≤	5.245	11/15/2036	6,487,390
780,159	Federal Home Loan Mortgage Corporation Multifamily
	Structured Pass Through	5.487	4/25/2010	780,793
2,602,208	General Electric Commercial Mortgage Corporation ~	4.591	7/10/2045	2,583,663
1,912,360	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ±	2.790	1/12/2039	1,875,377
9,100,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ‡	5.198	12/15/2044	9,120,038
576,391	LB-UBS Commercial Mortgage Trust	3.323	3/15/2027	574,390
4,260,000	LB-UBS Commercial Mortgage Trust	4.207	11/15/2027	4,232,706
8,000,000	LB-UBS Commercial Mortgage Trust	4.567	6/15/2029	7,978,272
5,560,000	LB-UBS Commercial Mortgage Trust	4.187	8/15/2029	5,520,329
2,385,407	LB-UBS Commercial Mortgage Trust ±	4.741	9/15/2040	2,373,875
8,000,000	TIAA Real Estate CDO, Ltd.	5.817	8/15/2039	8,155,256
8,250,000	Wachovia Bank Commercial Mortgage Trust	3.894	11/15/2035	8,168,977
5,730,000	Wachovia Bank Commercial Mortgage Trust	3.958	12/15/2035	5,676,132
2,795,959	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	2,756,676

	Total Commercial Mortgage-Backed Securities			119,015,381

Communications Services (3.8%)
2,800,000	Ameritech Capital Funding Corporation	6.250	5/18/2009	2,880,564
2,000,000	British Telecom plc ‡~	8.625	12/15/2010	2,194,698
3,100,000	Comcast Cable Communications, Inc. ‡	6.200	11/15/2008	3,125,225
2,100,000	Comcast Cable Communications, LLC ‡	6.875	6/15/2009	2,159,999
1,760,000	Cox Communications, Inc. ‡	7.875	8/15/2009	1,841,342
1,400,000	Cox Communications, Inc. ‡	4.625	1/15/2010	1,389,139
2,450,000	GTE Corporation ‡	7.510	4/1/2009	2,520,930
1,954,000	News America Holdings, Inc.	7.375	10/17/2008	1,985,098
1,000,000	Qwest Corporation	5.625	11/15/2008	995,000
2,620,000	Rogers Cable, Inc.	7.875	5/1/2012	2,866,956
2,500,000	SBC Communications, Inc. ±	4.125	9/15/2009	2,484,102
2,400,000	Sprint Capital Corporation	6.125	11/15/2008	2,402,974

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.4%)	Rate	Date	Value

Communications Services — continued
$2,400,000	Telecom Italia Capital SA	4.000%	11/15/2008	$2,369,009
1,400,000	Telecom Italia Capital SA	6.200	7/18/2011	1,438,819
1,000,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	995,100
2,400,000	Time Warner Cable, Inc.	5.400	7/2/2012	2,404,824
2,500,000	Time Warner Entertainment Company, LP	7.250	9/1/2008	2,533,552

	Total Communications Services			36,587,331

Consumer Cyclical (3.4%)
3,100,000	Centex Corporation ‡	4.750	1/15/2008	3,098,765
2,700,000	CVS Caremark Corporation †‡	5.441	3/1/2008	2,671,040
2,800,000	CVS Corporation ~	4.000	9/15/2009	2,747,430
2,100,000	D.R. Horton, Inc. ±	8.000	2/1/2009	2,041,227
2,500,000	DaimlerChrysler North American Holdings Corporation †‡	5.441	2/1/2008	2,495,192
1,750,000	Ford Motor Credit Company ‡	6.625	6/16/2008	1,724,502
2,100,000	May Department Stores Company ‡	4.800	7/15/2009	2,088,085
2,800,000	Nissan Motor Acceptance Corporation	4.625	3/8/2010	2,825,592
1,367,000	Ryland Group, Inc.	5.375	6/1/2008	1,358,888
4,277,621	SLM Private Credit Student Loan Trust †	5.001	3/15/2008	4,257,084
2,000,000	Walmart Stores, Inc.	5.000	4/5/2012	2,045,164
5,400,000	Walt Disney Company †~	5.294	1/16/2008	5,344,283

	Total Consumer Cyclical			32,697,252

Consumer Non-Cyclical (3.1%)
1,400,000	Abbott Laboratories ‡	5.150	11/30/2012	1,430,866
1,375,000	AstraZeneca plc ‡	5.400	9/15/2012	1,421,541
2,500,000	Baxter International, Inc.	5.196	2/16/2008	2,500,332
3,400,000	Bunge Limited Finance Corporation ‡	4.375	12/15/2008	3,377,550
3,500,000	Cadbury Schweppes plc ≤	3.875	10/1/2008	3,478,797
2,000,000	Fortune Brands, Inc. ‡	5.125	1/15/2011	1,995,942
3,500,000	General Mills, Inc. ~	6.378	10/15/2008	3,529,936
2,750,000	Kellogg Company ‡	5.125	12/3/2012	2,773,028
1,950,000	Kroger Company ±	6.375	3/1/2008	1,953,438
2,800,000	Miller Brewing Company ±≤	4.250	8/15/2008	2,787,820
1,350,000	PepsiCo, Inc.	4.650	2/15/2013	1,359,065
1,100,000	Safeway, Inc.	6.500	11/15/2008	1,107,776
2,000,000	Wyeth	4.375	3/1/2008	1,998,598

	Total Consumer Non-Cyclical			29,714,689

Energy (1.5%)
1,000,000	Enterprise Products Operating, LP ‡	4.625	10/15/2009	998,427
2,430,000	KeySpan Corporation ±	4.900	5/16/2008	2,428,506
2,500,000	Oneok, Inc.	5.510	2/16/2008	2,500,841
2,100,000	Premcor Refining Group, Inc.	6.125	5/1/2011	2,192,986
3,400,000	Sempra Energy	7.950	3/1/2010	3,632,757
1,350,000	Transocean, Inc.	5.250	3/15/2013	1,352,992
1,350,000	Western Oil Sands, Inc.	8.375	5/1/2012	1,505,663

	Total Energy			14,612,172

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.4%)	Rate	Date	Value

Financials (13.4%)
$2,000,000	Abbey National plc >‡	6.700%	6/15/2008	$1,956,452
2,000,000	American Express Centurion Bank	5.200	11/26/2010	2,026,408
2,700,000	American Express Credit Corporation †~	5.405	1/2/2008	2,635,138
3,455,000	American Express Credit Corporation †~	5.386	1/4/2008	3,374,222
2,000,000	American General Finance Corporation †‡	5.329	1/18/2008	2,000,000
1,400,000	BAC Capital Trust XIV ‡	5.630	3/15/2012	1,242,374
3,400,000	Bank of New York Mellon Corporation	4.950	11/1/2012	3,399,963
2,000,000	Capital One Bank ±‡	4.875	5/15/2008	1,988,496
1,650,000	Capmark Financial Group, Inc. ‡≤	5.875	5/10/2012	1,306,081
2,400,000	CIT Group, Inc.	5.200	11/3/2010	2,318,393
1,000,000	CIT Group, Inc.	7.625	11/30/2012	1,013,606
700,000	Corestates Capital Trust I ‡)	8.000	12/15/2026	724,724
6,400,000	Countrywide Financial Corporation, Convertible †~≤	1.743	1/15/2008	4,990,720
2,400,000	Countrywide Home Loans, Inc. ‡	4.125	9/15/2009	1,760,446
2,100,000	Credit Suisse First Boston USA, Inc. †‡	5.276	3/10/2008	2,099,700
1,400,000	Developers Diversified Realty Corporation ‡	4.625	8/1/2010	1,363,499
2,500,000	Donaldson, Lufkin & Jenrette, Inc. ‡	6.500	4/1/2008	2,507,178
1,000,000	First Chicago Corporation ‡	6.375	1/30/2009	1,019,124
3,600,000	First Union Corporation ‡	6.300	4/15/2008	3,606,545
2,100,000	General Electric Capital Corporation ‡	5.200	2/1/2011	2,154,646
2,800,000	General Motors Acceptance Corporation, LLC ‡	6.875	8/28/2012	2,346,299
6,500,000	Goldman Sachs Group, Inc. †~	4.964	3/25/2008	6,396,072
2,100,000	Goldman Sachs Group, Inc. ~	4.500	6/15/2010	2,093,093
2,100,000	Hartford Financial Services Group, Inc. ‡	5.550	8/16/2008	2,104,845
2,800,000	International Lease Finance Corporation ~	3.300	1/23/2008	2,798,386
2,050,000	International Lease Finance Corporation ‡	5.750	6/15/2011	2,075,711
1,500,000	iSTAR Financial, Inc. ‡	4.875	1/15/2009	1,448,202
1,400,000	iSTAR Financial, Inc. ‡	5.125	4/1/2011	1,247,992
1,600,000	J.P. Morgan Chase & Company ‡	5.600	6/1/2011	1,651,054
2,100,000	John Hancock Global Funding II ‡	3.750	9/30/2008	2,085,264
2,500,000	KeyCorp ‡	4.700	5/21/2009	2,494,162
3,500,000	Lehman Brothers Holdings E-Capital Trust I †~	5.685	2/19/2008	3,288,201
2,000,000	Lehman Brothers Holdings, Inc. ‡	3.500	8/7/2008	1,972,792
1,700,000	Lehman Brothers Holdings, Inc.	5.250	2/6/2012	1,682,130
1,200,000	Lincoln National Corporation ‡	5.650	8/27/2012	1,231,790
6,500,000	Merrill Lynch & Company, Inc. †‡	5.098	2/5/2008	6,334,114
3,500,000	Mizuho Preferred Capital Company, LLC ‡≤	8.790	6/30/2008	3,530,866
1,000,000	Monumental Global Funding II ‡≤	3.850	3/3/2008	998,003
6,500,000	Morgan Stanley †‡	5.523	1/15/2008	6,416,319
1,350,000	Morgan Stanley *	5.250	11/2/2012	1,349,550
1,400,000	Morgan Stanley Dean Witter & Company ‡	6.750	4/15/2011	1,467,399
6,300,000	Nations Bank Capital Trust IV ±	8.250	4/15/2027	6,542,550
2,370,000	Pacific Life Global Funding ≤	3.750	1/15/2009	2,342,219
2,500,000	Premium Asset Trust †≤	5.393	1/15/2008	2,499,832
1,400,000	Pricoa Global Funding I ≤	4.350	6/15/2008	1,393,365
2,000,000	Protective Life Secured Trust	4.000	10/7/2009	2,006,462
1,050,000	Residential Capital Corporation	7.500	2/22/2011	653,625
2,400,000	SLM Corporation	4.000	1/15/2009	2,312,083
1,725,000	Tokai Preferred Capital Company, LLC ≤	9.980	6/30/2008	1,747,822
2,000,000	UnitedHealth Group, Inc. ≤	5.500	11/15/2012	2,029,666

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.4%)	Rate	Date	Value

Financials — continued
$1,400,000	UnumProvident Corporation	5.997%	5/15/2008	$1,403,626
700,000	Wachovia Capital Trust III	5.800	3/15/2011	625,485
1,400,000	Wachovia Corporation	6.375	2/1/2009	1,410,310
1,605,000	Wachovia Corporation	6.150	3/15/2009	1,614,752
1,400,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	826,000
2,500,000	Washington Mutual, Inc.	4.000	1/15/2009	2,354,118
2,000,000	Wells Fargo & Company †	5.091	3/17/2008	1,986,144

	Total Financials			130,248,018

Mortgage-Backed Securities (5.4%)
16,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	1/1/2038	16,244,992
35,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	1/1/2038	35,973,421

	Total Mortgage-Backed Securities			52,218,413

Technology (0.5%)
2,000,000	International Business Machines Corporation ±	4.950	3/22/2011	2,043,154
700,000	Sun Microsystems, Inc.	7.650	8/15/2009	727,097
2,100,000	Xerox Corporation ‡	5.500	5/15/2012	2,134,896

	Total Technology			4,905,147

Transportation (1.6%)
1,375,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	1,375,000
1,300,000	FedEx Corporation ±	3.500	4/1/2009	1,278,995
3,125,000	Norfolk Southern Corporation ‡	6.200	4/15/2009	3,190,831
2,400,000	Northwest Airlines, Inc. ‡	6.841	4/1/2011	2,379,756
4,800,000	Petro Stopping Centers, LP/Petro Financial Corporation	9.000	2/15/2012	5,016,000
1,150,000	Union Pacific Corporation	6.125	1/15/2012	1,198,858
800,000	Union Pacific Corporation	5.450	1/31/2013	806,977

	Total Transportation			15,246,417

U.S. Government (15.9%)
8,000,000	Federal Home Loan Bank	4.100	6/13/2008	7,985,392
22,000,000	Federal Home Loan Bank *	4.250	11/20/2009	22,267,366
9,000,000	Federal Home Loan Bank	3.750	1/8/2010	9,032,355
7,000,000	Federal Home Loan Bank *	4.875	2/9/2010	7,183,078
9,000,000	Federal Home Loan Bank	3.625	12/17/2010	9,001,179
9,000,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	9,263,079
2,000,000	Federal Home Loan Mortgage Corporation ‡	4.625	8/15/2008	2,003,530
5,000,000	Federal Home Loan Mortgage Corporation *	4.750	11/3/2009	5,102,935
22,000,000	Federal Home Loan Mortgage Corporation *	4.125	11/30/2009	22,222,288
4,000,000	Federal National Mortgage Association *	4.000	9/2/2008	3,992,396
22,000,000	Federal National Mortgage Association *	3.875	12/10/2009	22,125,554
5,000,000	Federal National Mortgage Association *	5.300	2/22/2011	5,002,235
5,000,000	Federal National Mortgage Association *	5.125	4/15/2011	5,224,525
23,552,650	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	24,334,669

	Total U.S. Government			154,740,581

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.4%)	Rate	Date	Value

Utilities (2.6%)
$2,700,000	Carolina Power & Light, Inc. ±‡	5.950%	3/1/2009	$2,743,057
2,500,000	CenterPoint Energy, Inc. ±	5.875	6/1/2008	2,502,292
900,000	Cleveland Electric Illuminating Company ≤	7.430	11/1/2009	938,961
3,500,000	Commonwealth Edison Company ‡	3.700	2/1/2008	3,495,026
3,100,000	Dominion Resources, Inc. ‡	4.125	2/15/2008	3,095,307
675,000	DPL, Inc. ±≤	6.250	5/15/2008	677,510
2,100,000	Niagara Mohawk Power Corporation	7.750	10/1/2008	2,141,828
1,000,000	Pacific Gas & Electric Company ‡	3.600	3/1/2009	989,188
470,118	Power Receivables Finance, LLC ≤	6.290	1/1/2012	490,803
359,000	Texas-New Mexico Power Company	6.125	6/1/2008	358,169
2,000,000	Virginia Electric & Power Company	4.500	12/15/2010	1,992,974
1,360,000	Virginia Electric and Power Company	5.100	11/30/2012	1,365,845
5,000,000	Yorkshire Power Finance, Ltd.	6.496	2/25/2008	5,006,258

	Total Utilities			25,797,218

	Total Long-Term Fixed Income (cost $982,534,883)			976,964,129

Shares	Preferred Stock (0.3%)			Value

19,500	Federal Home Loan Mortgage Corporation #			$509,925
100,500	Federal National Mortgage Association #			2,587,875

	Total Preferred Stock (cost $3,015,750)			3,097,800

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value

880	Call on U.S. Treasury Bond Futures	$113	2/22/2008	$1,375,000

	Total Options Purchased (cost $1,680,140)			1,375,000

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.3%)	Rate (+)	Date	Value

129,554,563	Thrivent Financial Securities Lending Trust	5.000%	N/A	$129,554,563

	Total Collateral Held for Securities Loaned
	(cost $129,554,563)			129,554,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.8%)	Rate (+)	Date	Value

$3,730,000	ED&F Man Treasury Management plc	4.600%	1/7/2008	$3,727,140
700,000	Federal National Mortgage Association ‡	4.030	5/16/2008	689,290
19,350,000	Societe Generale North American	3.650	1/2/2008	19,348,038
13,111,425	Thrivent Money Market Portfolio	4.930	N/A	13,111,425

	Total Short-Term Investments (cost $36,876,015)			36,875,893

	Total Investments (cost $1,153,661,351) 117.9%			$1,147,867,385

	Other Assets and Liabilities, Net (17.9%)			(174,058,176)

	Total Net Assets 100.0%			$973,809,209

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

2-Yr. U.S. Treasury Bond Futures	275	March 2008	$57,624,043	$57,818,750	$194,707
5-Yr. U.S. Treasury Bond Futures	(50)	March 2008	(5,478,754)	(5,514,063)	(35,309)
10-Yr. U.S. Treasury Bond Futures	(865)	March 2008	(97,447,281)	(98,082,895)	(635,614)
EURO Foreign Exchange Currency Futures	(12)	March 2008	(2,202,240)	(2,188,500)	13,740
Total Futures					($462,476)

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2007

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Receives	Pays	Protection	Date	Amount	Value	Gain/(Loss)

Credit Default Swaps
LCDX, N.A. Index Series 9,	N/A	N/A	Sell	December 2012	$10,200,000	($320,599)	($29,899)
5 Year, at 2.25%;
J.P. Morgan Chase and Co.
Interest Rate Swaps
Bank of America, N.A., 2 Year	5.275%	3 Month LIBOR	N/A	May 2009	24,000,000	435,996	435,996
Bank of America, N.A., 2 Year	5.306	3 Month LIBOR	N/A	June 2009	30,000,000	609,392	609,392
Total Swaps						$724,789	$1,015,489

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2007, $989,188 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $189,783,926 and $69,693,431 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $118,159,505 or 12.1% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,813,303
Gross unrealized depreciation	(11,692,095)

Net unrealized appreciation (depreciation)	($5,878,792)
Cost for federal income tax purposes	$1,153,746,177

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (132.5%)	Rate	Date	Value

Asset-Backed Securities (28.5%)
$2,000,000	Americredit Automobile Receivables Trust ±†«	5.332%	1/6/2008	$1,977,154
2,000,000	Credit Based Asset Servicing and Securitization, LLC ±†‡	4.975	1/25/2008	1,967,674
782,641	First Horizon ABS Trust ±†«	4.995	1/25/2008	683,039
1,309,633	First Horizon ABS Trust ±†«	5.025	1/25/2008	1,071,379
1,500,000	Ford Credit Floor Plan Master Owner Trust ±†	5.208	1/15/2008	1,476,150
2,000,000	GMAC Mortgage Corporation Loan Trust ±†«	4.955	1/25/2008	1,995,314
1,000,000	MBNA Credit Card Master Note Trust ±†~	5.138	1/15/2008	999,605
744,219	Residential Funding Mortgage Securities II †~«	4.995	1/25/2008	732,903
482,613	SLM Student Loan Trust ±†	5.094	1/25/2008	482,038
2,000,000	Textron Financial Floorplan Master Note Trust ±†≤	5.324	1/13/2008	1,999,752
896,972	Wachovia Asset Securitization, Inc. ±†)«	5.005	1/25/2008	819,370

	Total Asset-Backed Securities			14,204,378

Collateralized Mortgage Obligations (11.4%)
793,193	Banc of America Mortgage Securities, Inc. ±	4.802	9/25/2035	787,192
110,369	Credit Suisse First Boston Mortgage Securities Corporation ±†	5.235	1/25/2008	108,420
382,397	GSAA Home Equity Trust ±	4.316	11/25/2034	371,304
646,545	Impac CMB Trust ±†	5.125	1/25/2008	636,308
1,109,128	Merrill Lynch Mortgage Investors, Inc. ‡	4.875	6/25/2035	1,110,767
329,394	MLCC Mortgage Investors, Inc. ±†	5.195	1/25/2008	329,013
101,478	National Collegiate Student Loan Trust ±†	4.935	1/25/2008	101,489
1,508,231	Thornburg Mortgage Securities Trust ±†	4.955	1/25/2008	1,499,443
721,774	Wells Fargo Mortgage Backed Securities Trust ±	4.950	3/25/2036	713,757

	Total Collateralized Mortgage Obligations			5,657,693

Commercial Mortgage-Backed Securities (10.9%)
60,044	Commercial Mortgage Pass-Through Certificates ±†≤	5.128	1/15/2008	59,745
500,000	Greenwich Capital Commercial Funding Corporation ±	5.867	12/10/2049	502,198
400,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ±	4.302	1/15/2038	394,551
1,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ±	6.007	6/15/2049	1,034,732
1,000,000	LB-UBS Commercial Mortgage Trust ±~	4.553	7/15/2030	990,767
500,000	TIAA Real Estate CDO, Ltd. ±	5.817	8/15/2039	509,704
2,000,000	Wachovia Bank Commercial Mortgage Trust ±†≤	5.148	1/15/2008	1,951,734

	Total Commercial Mortgage-Backed Securities			5,443,431

Mortgage-Backed Securities (78.1%)
15,500,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	1/1/2038	15,727,666
1,925,980	Federal National Mortgage Association ±	6.000	8/1/2024	1,963,775
14,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through § ~	5.500	1/1/2038	13,982,500
7,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	1/1/2038	7,194,684

	Total Mortgage-Backed Securities			38,868,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (132.5%)	Rate	Date	Value

U.S. Government (3.6%)
$100,000	U.S. Treasury Notes ‡	4.875%	4/30/2011	$105,328
1,662,540	U.S. Treasury Notes, TIPS ±	2.000	7/15/2014	1,717,741

	Total U.S. Government			1,823,069

	Total Long-Term Fixed Income (cost $65,893,246)			65,997,196

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value

20	Call on U.S. Treasury Bond Futures	$113	2/22/2008	$31,250

	Total Options Purchased (cost $38,185)			31,250

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (41.7%)	Rate (+)	Date	Value

$2,200,000	Amsterdam Funding Corporation ‡	5.050%	1/7/2008	$2,198,148
888,000	Bank of Scotland plc ±	5.000	1/28/2008	884,670
1,700,000	Barton Capital, LLC ±	5.700	1/11/2008	1,697,308
900,000	Bryant Park Funding, LLC ±	5.200	1/22/2008	897,270
1,750,000	Chariot Funding, LLC ±	5.550	1/10/2008	1,747,572
750,000	Charta, LLC ±	4.850	1/7/2008	749,394
800,000	DnB NORBank ASA ±	5.000	1/25/2008	797,333
1,000,000	Falcon Asset Securitization Corporation ±	5.900	1/3/2008	999,672
1,640,000	Jupiter Securitization Company, LLC	4.250	1/2/2008	1,639,806
1,481,000	Kitty Hawk Funding Corporation ±	5.150	1/23/2008	1,476,339
2,000,000	Park Avenue Receivables Corporation ±	5.250	1/28/2008	1,992,125
1,000,000	Sheffield Receivables Corporation ±	5.950	1/11/2008	998,347
780,000	Societe Generale North American ±	4.500	1/31/2008	777,075
559,000	Thames Asset Global Securitization, Inc. ±	4.700	1/9/2008	558,416
870	Thrivent Money Market Portfolio	4.930	N/A	870
500,000	Victory Receivables Corporation ~	5.550	1/18/2008	498,690
1,800,000	Victory Receivables Corporation ±	5.250	1/28/2008	1,792,912
1,050,000	Yorktown Capital, LLC ±	5.600	1/17/2008	1,047,387

	Total Short-Term Investments (at amortized cost)			20,753,334

	Total Investments (cost $86,684,765) 174.3%			$86,781,780

	Other Assets and Liabilities, Net (74.3%)			(36,992,602)

	Total Net Assets 100.0%			$49,789,178

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2007

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	20	March 2008	$2,186,311	$2,205,625	$19,314
Total Futures					$19,314

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association	4	$108.78	January 2008	($1,500)	$19,750
Conventional 30-Yr. Pass Through
Total Call Options Written					$19,750

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2007, $105,328 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $4,396,055 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2007, the value of these investments was $4,830,601 or 9.7% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$722,983
Gross unrealized depreciation	(637,216)

Net unrealized appreciation (depreciation)	$85,767
Cost for federal income tax purposes	$86,696,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

214

Money Market Portfolio
Schedule of Investments as of December 31, 2007
Principal		Interest	Maturity
Amount	Certificates of Deposit (1.4%)	Rate (+)	Date	Value

$2,500,000	Deutsche Bank AG	5.410%	6/9/2008	$2,500,000
8,130,000	Royal Bank of Scotland plc NY	4.990	3/26/2008	8,130,000

	Total Certificates of Deposit			10,630,000

Principal		Interest	Maturity
Amount	Commercial Paper (70.7%)	Rate (+)	Date	Value

Asset-Backed Commercial Paper (1.3%)
$9,780,000	GOVCO, Inc. «	4.620%	6/24/2008	$9,560,358

	Total Asset-Backed Commercial Paper			9,560,358

Banking — Domestic (6.2%)
3,260,000	Barclays US Funding Corporation	4.675	5/29/2008	3,196,921
8,200,000	Central America Bank «	5.100	4/15/2008	8,078,025
4,800,000	UBS Finance Corporation	5.460	2/6/2008	4,773,792
4,850,000	UBS Finance Corporation	5.335	2/19/2008	4,814,781
4,930,000	UBS Finance Corporation	5.295	2/27/2008	4,888,668
4,900,000	UBS Finance Corporation	5.315	2/29/2008	4,857,318
3,230,000	UBS Finance Corporation	5.250	3/17/2008	3,194,201
900,000	UBS Finance Delaware, LLC	5.210	1/30/2008	896,223
6,480,000	Variable Funding Capital Company, LLC «	4.880	2/13/2008	6,442,229
4,900,000	Variable Funding Capital Company, LLC «	4.870	2/20/2008	4,866,857

	Total Banking — Domestic			46,009,015

Banking — Foreign (5.2%)
6,485,000	Bank of Ireland	4.600	3/31/2008	6,410,422
4,670,000	Bank of Scotland plc	4.800	3/25/2008	4,617,696
2,600,000	DnB NORBank ASA	4.850	1/4/2008	2,598,949
6,400,000	DnB NORBank ASA	4.790	2/25/2008	6,353,165
3,250,000	DnB NORBank ASA	4.950	4/17/2008	3,202,184
10,700,000	DnB NORBank ASA	4.673	5/2/2008	10,530,549
4,870,000	ICICI Bank, Ltd. «	4.950	7/7/2008	4,744,110

	Total Banking — Foreign			38,457,075

Brokerage (1.1%)
8,130,000	Morgan Stanley	5.410	3/17/2008	8,037,147

	Total Brokerage			8,037,147

Consumer Non-Cyclical (3.5%)
8,230,000	Nestle Capital Corporation	5.240	1/17/2008	8,210,833
4,940,000	Nestle Capital Corporation	5.230	1/25/2008	4,922,776
6,590,000	Nestle Capital Corporation	5.140	2/14/2008	6,548,601
6,560,000	Nestle Finance France SA	5.180	1/7/2008	6,554,336

	Total Consumer Non-Cyclical			26,236,546

The accompanying Notes to Financial Statements are an integral part of this schedule.

215

Money Market Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Commercial Paper (70.7%)	Rate (+)	Date	Value

Finance (31.9%)
$8,900,000	Bryant Park Funding, LLC «	5.300%	2/21/2008	$8,833,176
8,350,000	Bryant Park Funding, LLC «	5.120	3/17/2008	8,259,746
9,600,000	Charta, LLC «	4.820	2/25/2008	9,529,306
1,625,000	Grampian Funding, LLC «	5.250	1/11/2008	1,622,630
9,750,000	Grampian Funding, LLC «	5.100	2/11/2008	9,693,369
4,840,000	Grampian Funding, LLC «	4.740	4/4/2008	4,780,097
6,480,000	Grampian Funding, LLC «	5.120	4/7/2008	6,390,605
8,250,000	Kitty Hawk Funding Corporation «	5.200	2/19/2008	8,191,608
7,150,000	Kitty Hawk Funding Corporation «	4.900	2/27/2008	7,094,528
2,450,000	Kitty Hawk Funding Corporation «	5.400	3/19/2008	2,421,335
3,245,000	NATC California, LLC «	5.100	1/10/2008	3,240,863
3,890,000	Nieuw Amsterdam Receivables Corporation «	5.235	1/11/2008	3,884,343
3,900,000	Nieuw Amsterdam Receivables Corporation «	5.140	1/15/2008	3,892,204
9,600,000	Nieuw Amsterdam Receivables Corporation «	4.840	2/15/2008	9,541,920
6,400,000	Nieuw Amsterdam Receivables Corporation «	4.770	2/29/2008	6,349,968
4,430,000	Old Line Funding Corporation «	4.830	1/10/2008	4,424,651
3,250,000	Old Line Funding Corporation «	5.200	1/18/2008	3,242,019
9,900,000	Old Line Funding Corporation «	5.050	3/19/2008	9,791,678
6,500,000	Old Line Funding, LLC «	5.500	2/27/2008	6,443,396
8,200,000	Ranger Funding Company, LLC «	5.000	2/21/2008	8,141,917
9,800,000	Ranger Funding Company, LLC «	5.190	3/18/2008	9,691,212
2,798,000	Ranger Funding Company, LLC «	5.200	4/8/2008	2,758,393
8,100,000	Regency Markets No.1, LLC «	5.180	1/15/2008	8,083,683
10,495,000	Regency Markets No.1, LLC «	5.070	1/22/2008	10,463,963
9,750,000	Sheffield Receivables Corporation «	5.300	3/12/2008	9,648,085
9,700,000	Solitaire Funding, LLC «	4.910	1/29/2008	9,662,957
9,860,000	Thames Asset Global Securitization, Inc. «	5.800	3/12/2008	9,747,213
6,450,000	Thames Asset Global Securitization, Inc. «	5.150	3/14/2008	6,382,642
8,110,000	Thames Asset Global Securitization, Inc. «	5.250	4/4/2008	7,998,825
5,330,000	Three Pillars, Inc. «	5.180	1/17/2008	5,317,729
9,712,000	Thunder Bay Funding, Inc. «	5.350	4/21/2008	9,551,792
6,400,000	Triple A-1 Funding Corporation «	5.050	1/28/2008	6,375,760
8,655,000	Triple A-1 Funding Corporation «	5.500	1/31/2008	8,615,331
6,440,000	Victory Receivables Corporation «	4.860	2/8/2008	6,406,963

	Total Finance			236,473,907

Insurance (21.5%)
3,500,000	Aquinas Funding, LLC «	5.200	1/30/2008	3,485,340
8,090,000	Aquinas Funding, LLC «	5.700	3/28/2008	7,978,560
5,820,000	Aquinas Funding, LLC «	5.120	4/4/2008	5,742,193
2,650,000	Cooperative Association of Tractor Dealers, Inc. «	5.210	1/29/2008	2,639,261
2,700,000	Cooperative Association of Tractor Dealers, Inc. «	5.210	1/30/2008	2,688,668
1,000,000	Cooperative Association of Tractor Dealers, Inc. «	5.400	2/6/2008	994,600
991,000	Cooperative Association of Tractor Dealers, Inc. «	5.200	2/8/2008	985,560
3,630,000	Cooperative Association of Tractor Dealers, Inc. «	5.200	2/12/2008	3,607,978
3,245,000	Cooperative Association of Tractor Dealers, Inc. «	5.200	3/19/2008	3,208,439
2,727,000	Cooperative Association of Tractor Dealers, Inc. «	5.150	3/28/2008	2,693,060
2,425,000	Cooperative Association of Tractor Dealers, Inc. «	5.900	5/28/2008	2,366,180
1,650,000	Cooperative Association of Tractor Dealers, Inc. «	5.900	5/30/2008	1,609,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

216

Money Market Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Commercial Paper (70.7%)	Rate (+)	Date	Value

Insurance — continued
$1,000,000	Cooperative Association of Tractor Dealers, Inc. «	5.500%	6/25/2008	$973,111
9,745,000	Curzon Funding, LLC «	5.150	1/22/2008	9,715,725
1,000,000	Curzon Funding, LLC «	5.100	3/4/2008	991,075
4,800,000	Curzon Funding, LLC «	4.850	4/24/2008	4,726,280
9,745,000	Monument Gardens, LLC «	5.130	1/22/2008	9,715,838
6,490,000	Monument Gardens, LLC «	5.750	1/25/2008	6,465,122
4,880,000	Monument Gardens, LLC «	5.100	3/18/2008	4,826,767
4,862,000	Monument Gardens, LLC «	4.780	4/28/2008	4,785,824
9,720,000	Nyala Funding, LLC «	5.200	1/15/2008	9,700,344
4,850,000	Nyala Funding, LLC «	5.100	3/25/2008	4,792,285
9,740,000	Nyala Funding, LLC «	5.300	3/26/2008	9,618,115
6,485,000	Nyala Funding, LLC «	5.100	4/15/2008	6,388,536
9,537,000	Perry III Funding «	5.120	1/29/2008	9,499,021
3,200,000	Perry III Funding «	6.500	2/6/2008	3,179,200
8,415,000	Perry III Funding «	6.500	2/14/2008	8,348,147
5,000,000	Perry III Funding «	6.500	2/20/2008	4,954,861
6,520,000	Perry III Funding «	6.550	2/21/2008	6,459,500
8,215,000	Swiss RE Financial Products Company	5.300	1/28/2008	8,182,345
8,090,000	Swiss RE Financial Products Company	5.250	3/11/2008	8,007,414

	Total Insurance			159,328,787

	Total Commercial Paper			524,102,835

		Interest	Maturity
Shares	Other (<0.1%)	Rate(+)	Date	Value

5,000	Barclays Prime Money Market Fund	4.880%	N/A	$5,000
8,000	Primary Fund Institutional Class	5.130	N/A	8,000

	Total Other			13,000

Principal		Interest	Maturity
Amount	Variable Rate Notes (27.4%)†	Rate (+)	Date	Value

Banking — Domestic (6.0%)
$3,250,000	Bank of New York Company, Inc.	5.243%	1/10/2008	$3,250,000
2,600,000	Bank of New York Company, Inc.	4.925	1/28/2008	2,600,164
6,500,000	Fifth Third Bancorp	4.896	1/23/2008	6,500,000
3,250,000	HSBC USA, Inc.	5.028	1/15/2008	3,250,000
6,310,000	Rabobank Nederland NV/NY	4.849	2/15/2008	6,310,000
6,700,000	Royal Bank of Canada NY	5.215	1/2/2008	6,700,000
6,200,000	Svenska Handelsbanken AB	4.922	1/22/2008	6,200,000
4,136,000	Wells Fargo & Company	5.275	1/3/2008	4,140,990
5,775,000	Wells Fargo & Company	5.108	1/15/2008	5,775,000

	Total Banking — Domestic			44,726,154

The accompanying Notes to Financial Statements are an integral part of this schedule.

217

Money Market Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Variable Rate Notes (27.4%)†	Rate (+)	Date	Value

Banking — Foreign (6.0%)
$3,440,000	Bank of Ireland	4.959%	1/22/2008	$3,440,000
4,050,000	BNP Paribas SA	4.896	1/28/2008	4,050,000
7,810,000	BNP Paribas SA	4.845	2/7/2008	7,810,000
6,000,000	DnB NORBank ASA	4.865	1/25/2008	6,000,000
9,520,000	HBOS Treasury Services plc	5.240	1/7/2008	9,520,000
3,140,000	Royal Bank of Canada	5.222	1/7/2008	3,140,000
4,000,000	Royal Bank of Scotland plc	4.942	1/22/2008	4,000,000
6,320,000	Svenska Handelsbanken AB	5.174	1/14/2008	6,320,000

	Total Banking — Foreign			44,280,000

Basic Industry (1.3%)
9,380,000	BASF Finance Europe NV	5.170	1/22/2008	9,380,000

	Total Basic Industry			9,380,000

Brokerage (5.2%)
11,000,000	Goldman Sachs Group, Inc.	5.084	1/25/2008	11,000,000
4,000,000	Lehman Brothers Holdings, Inc.	5.260	1/3/2008	3,999,267
5,000,000	Lehman Brothers Holdings, Inc.	4.976	1/22/2008	5,002,316
5,000,000	Merrill Lynch & Company, Inc.	5.028	1/15/2008	5,000,000
5,000,000	Merrill Lynch & Company, Inc.	5.036	1/24/2008	5,000,000
8,900,000	Merrill Lynch & Company, Inc.	4.980	2/22/2008	8,900,000

	Total Brokerage			38,901,583

Consumer Cyclical (0.9%)
6,240,000	American Honda Finance Corporation	5.111	3/11/2008	6,240,000

	Total Consumer Cyclical			6,240,000

Finance (4.3%)
2,580,000	Kordsa, Inc. «	5.090	1/3/2008	2,580,000
12,980,000	Union Hamilton Special Funding, LLC «	5.210	3/21/2008	12,980,000
16,270,000	Union Hamilton Special Funding, LLC «	5.143	3/28/2008	16,269,999

	Total Finance			31,829,999

The accompanying Notes to Financial Statements are an integral part of this schedule.

218

Money Market Portfolio
Schedule of Investments as of December 31, 2007

Principal		Interest	Maturity
Amount	Variable Rate Notes (27.4%) †	Rate (+)	Date	Value

Insurance (3.7%)
$5,675,000	Allstate Life Global Funding II «	5.313%	1/8/2008	$5,675,000
5,775,000	Allstate Life Global Funding II «	5.088	1/15/2008	5,775,000
9,440,000	ING Verzekeringen NV	5.206	1/4/2008	9,440,000
6,500,000	MBIA Global Funding, LLC «	5.321	1/23/2008	6,500,000

	Total Insurance			27,390,000

	Total Variable Rate Notes			202,747,736

	Total Investments (at amortized cost) 99.5%			$737,493,571

	Other Assets and Liabilities, Net 0.5%			4,059,956

	Total Net Assets 100.0%			$741,553,527

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

« Denotes investments that benefit from credit enhancements or liquidity support provided by a third party or institution.

Cost for federal income tax purposes is $737,493,571.

The accompanying Notes to Financial Statements are an integral part of this schedule.

219

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.
Statement of Assets and Liabilities						Statement of Assets and Liabilities — continued

		Moderately		Moderately		Partner	Partner
	Aggressive	Aggressive	Moderate	Conservative		Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
	Allocation	Allocation	Allocation	Allocation	Technology	Growth	Value	Stock	Index	Growth	Growth
As of December 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

Assets
Investments at cost	$453,944,872	$1,676,902,734	$2,077,360,970	$737,414,860	$58,695,127	$227,924,459	$230,861,145	$460,550,746	$379,414,523	$707,078,073	$29,580,278
Investments in securities at market value	—	—	—	—	53,831,857	165,827,955	179,211,581	383,417,657	354,539,188	631,773,048	31,058,269
Investments in affiliates at market value	496,507,908	1,781,086,672	2,169,161,895	757,050,207	11,247,855	73,737,480	66,120,864	119,994,739	116,716,915	151,984,094	3,668,848

Investments at Market Value	496,507,908	1,781,086,672	2,169,161,895	757,050,207	65,079,712	239,565,435	245,332,445	503,412,396	471,256,103	783,757,142	34,727,117

Cash	—	—	—	—	—	1,383	—	—	—	28,289	1,372
Dividends and interest receivable	—	—	—	—	15,769	90,579	312,632	518,405	527,650	416,495	18,952
Prepaid expenses	1,531	2,924	3,302	1,720	1,005	1,106	1,205	1,604	1,598	1,937	972
Receivable for investments sold	8,381	33,439	—	—	—	307,916	—	3,662,576	499,962	550,056	27,954
Receivable for fund shares sold	347,709	2,288,782	2,281,464	1,739,759	5,494	109,229	91,331	267,400	30,869	288,520	915

Total Assets	496,865,529	1,783,411,817	2,171,446,661	758,791,686	65,101,980	240,075,648	245,737,613	507,862,381	472,316,182	785,042,439	34,777,282

Liabilities
Accrued expenses	9,195	11,017	11,579	9,451	10,763	13,608	13,677	28,775	39,745	40,769	9,423
Payable for investments purchased	55,762	2,250,616	1,870,592	1,081,354	—	707,042	769,491	15,362,660	2,511,541	—	—
Payable upon return of collateral for securities loaned	—	—	—	—	8,345,500	71,604,282	59,125,971	92,358,545	111,638,911	114,798,903	2,273,125
Payable for fund shares redeemed	300,328	71,605	410,872	658,405	70,553	49,410	81,528	25,586	109,403	130,754	37,295
Payable for variation margin	—	—	—	—	—	—	—	—	10,665	—	—
Payable to affiliate	75,966	257,207	293,531	94,906	36,173	131,369	129,108	231,941	110,451	235,355	11,555

Total Liabilities	441,251	2,590,445	2,586,574	1,844,116	8,462,989	72,505,711	60,119,775	108,007,507	114,420,716	115,205,781	2,331,398

Net Assets
Capital stock (beneficial interest)	435,287,217	1,609,211,833	1,992,170,520	708,892,563	44,049,750	146,407,445	160,470,209	310,257,333	206,194,839	519,763,675	22,180,315
Accumulated undistributed net investment income/(loss)	6,892,200	33,851,966	52,367,256	21,491,535	(5,692)	(4,375)	1,237,819	2,650,294	4,127,633	2,286,448	55,507
Accumulated undistributed net realized gain/(loss)	11,681,825	33,573,635	32,521,386	6,928,125	6,210,348	9,525,891	9,438,510	44,085,597	55,678,024	71,107,466	5,063,223
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	6,384,585	11,640,976	14,471,300	42,861,650	91,841,580	76,679,069	5,146,839
Affiliated investments	42,563,036	104,183,938	91,800,925	19,635,347	—	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	—	53,390	—	—

Total Net Assets	$496,424,278	$1,780,821,372	$2,168,860,087	$756,947,570	$56,638,991	$167,569,937	$185,617,838	$399,854,874	$357,895,466	$669,836,658	$32,445,884

Shares of beneficial interest outstanding	35,230,798	132,105,494	169,128,214	62,683,694	6,870,827	12,019,393	10,063,989	25,825,280	18,627,474	33,187,999	2,840,354

Net asset value per share	$14.09	$13.48	$12.82	$12.08	$8.24	$13.94	$18.44	$15.48	$19.21	$20.18	$11.42

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

220	221

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.
Statement of Assets and Liabilities — continued						Statement of Assets and Liabilities — continued

				Partner
	Partner			International	Partner	Large Cap	Large Cap	Partner	Large Cap	Large Cap	Large Cap
	Mid Cap Value	Mid Cap Stock	Mid Cap Index	Stock	All Cap	Growth	Growth	Growth Stock	Value	Stock	Index
As of December 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$102,488,011	$464,618,655	$139,468,671	$1,359,640,997	$112,962,414	$2,262,100,463	$27,892,507	$102,125,914	$977,532,449	$1,002,758,914	$533,485,934
Investments in securities at market value	93,168,797	363,023,803	144,352,431	1,438,798,843	115,830,232	2,519,511,919	33,290,308	115,297,583	1,000,129,669	1,043,299,860	626,053,978
Investments in affiliates at market value	13,620,357	122,286,582	29,168,234	128,896,348	12,553,522	169,202,852	1,067,877	14,447,557	97,252,821	75,797,992	55,830,644

Investments at Market Value	106,789,154	485,310,385	173,520,665	1,567,695,191	128,383,754	2,688,714,771	34,358,185	129,745,140	1,097,382,490	1,119,097,852	681,884,622

Cash	3,990	—	1,350	27,339(a)	—	149,498	2,006	—	4,512	40,964	—
Dividends and interest receivable	192,913	332,512	117,605	1,663,792	177,577	1,955,209	25,558	99,605	1,152,386	778,330	953,084
Prepaid expenses	1,033	1,554	1,179	3,162	1,080	4,556	978	1,106	2,216	2,287	2,016
Receivable for investments sold	70,210	708,125	659,841	1,540,499	905,986	17,678,074	240,507	220,479	—	18,605,854	544,113
Receivable for fund shares sold	67,782	186,694	2,568	894,640	135,883	1,101,136	1,201	41,851	698,578	698,128	34,344
Receivable for forward contracts	—	—	—	6,020,445	—	—	—	—	—	—	—

Total Assets	107,125,082	486,539,270	174,303,208	1,577,845,068	129,604,280	2,709,603,244	34,628,435	130,108,181	1,099,240,182	1,139,223,415	683,418,179

Liabilities
Accrued expenses	11,624	24,929	16,843	95,570	10,864	161,752	10,946	15,450	38,278	45,875	64,913
Notes payable and other debt	—	—	—	—	—	—	—	220(b)	—	—	—
Payable for investments purchased	2,043,772	1,097,842	1,062,778	4,474,557	1,987,480	20,723,309	267,957	294,949	—	13,082,854	560,220
Payable upon return of collateral for securities loaned	9,987,928	97,177,855	26,957,577	122,278,806	9,928,007	134,097,820	348,149	11,623,223	93,704,955	65,208,363	48,959,242
Payable for fund shares redeemed	383	64,355	27,193	228,110	29,544	212,982	4,635	47,429	56,156	107,515	150,136
Payable for forward contracts	—	—	—	6,067,197	—	—	—	—	—	—	—
Open options written, at value	—	—	—	—	—	31,590	520	—	—	—	—
Payable for variation margin	—	—	9,000	—	—	—	—	—	—	89,310	43,510
Payable to affiliate	61,366	227,775	47,318	930,558	77,032	924,768	12,328	72,434	539,915	560,125	183,000

Total Liabilities	12,105,073	98,592,756	28,120,709	134,074,798	12,032,927	156,152,221	644,535	12,053,705	94,339,304	79,094,042	49,961,021

Net Assets
Capital stock (beneficial interest)	87,588,005	338,726,720	96,006,943	1,043,967,620	85,958,146	3,060,645,837	23,554,789	80,684,384	845,643,025	877,856,594	426,401,053
Accumulated undistributed net investment income/(loss)	960,793	2,764,937	1,849,565	26,642,912	649,572	1,445,555	133,875	663,134	15,127,143	12,493,400	11,347,356
Accumulated undistributed net realized gain/(loss)	2,170,068	25,763,127	14,301,946	165,095,596	15,542,295	(935,264,377)	3,829,398	9,087,683	24,280,669	53,542,761	47,348,411
Net unrealized appreciation/(depreciation) on:
Investments	4,301,143	20,691,730	34,051,994	208,054,194	15,421,340	426,614,308	6,465,678	27,619,226	119,850,041	116,338,938	148,398,688
Written option contracts	—	—	—	—	—	9,700	160	—	—	—	—
Futures contracts	—	—	(27,949)	—	—	—	—	—	—	(102,320)	(38,350)
Foreign currency forward contracts	—	—	—	(46,752)	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	56,700	—	—	—	49	—	—	—

Total Net Assets	$95,020,009	$387,946,514	$146,182,499	$1,443,770,270	$117,571,353	$2,553,451,023	$33,983,900	$118,054,476	$1,004,900,878	$1,060,129,373	$633,457,158

Shares of beneficial interest outstanding	7,085,414	29,491,495	9,616,892	83,656,707	9,041,758	132,813,307	2,841,254	8,711,686	74,950,149	96,060,372	25,161,620

Net asset value per share	$13.41	$13.15	$15.20	$17.26	$13.00	$19.23	$11.96	$13.55	$13.41	$11.04	$25.18

(a) Includes foreign currency holdings of $23,695 (cost $23,203)
(b) Includes foreign currency holdings of $1 (cost $1)

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

222	223

Thrivent Series Fund, Inc.						Thrivent Series Fund, Inc.
Statement of Assets and Liabilities — continued						Statement of Assets and Liabilities — continued

	Real Estate			Diversified			Limited	Mortgage
	Securities	Balanced	High Yield	Income Plus	Income	Bond Index	Maturity Bond	Securities	Money Market
As of December 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$443,695,926	$487,926,236	$883,085,859	$147,299,907	$1,704,447,573	$334,204,826	$1,153,661,351	$86,684,765	$737,493,571
Investments in securities at market value	325,148,234	515,098,775	710,972,940	130,983,814	1,532,329,369	259,074,695	1,005,201,397	86,780,910	737,493,571
Investments in affiliates at market value	140,131,373	67,299,831	143,867,282	11,479,708	155,902,504	76,773,381	142,665,988	870	—

Investments at Market Value	465,279,607	582,398,606	854,840,222	142,463,522	1,688,231,873	335,848,076	1,147,867,385	86,781,780	737,493,571

Cash	4,828	—	44,346	—	4,576	—	6,260	6,054	358
Dividends and interest receivable	2,843,830	1,931,030	13,617,442	1,322,531	14,128,483	1,790,621	7,049,171	87,016	940,374
Prepaid expenses	1,496	1,766	2,260	1,131	2,712	1,284	2,057	1,012	1,877
Receivable for investments sold	1,848,560	1,242,074	972,630	5,223,244	—	1,940,469	9,515,192	992,321	—
Receivable for fund shares sold	192,306	70,240	395,817	133,961	939,824	37,162	825,873	16,051	14,841,146
Swap agreements, at value	—	—	—	—	—	—	1,045,388	—	—
Receivable for forward contracts	290,812	—	—	—	—	—	—	—	—
Receivable for variation margin	—	—	—	6,765	—	—	—	6,562	—

Total Assets	470,461,439	585,643,716	869,872,717	149,151,154	1,703,307,468	339,617,612	1,166,311,326	87,890,796	753,277,326

Liabilities
Distributions payable	—	—	—	—	—	—	—	—	7
Accrued expenses	22,875	61,071	44,640	14,037	58,271	25,801	33,866	10,369	34,984
Notes payable and other debt	—	—	—	33,950	—	—	—	—	—
Payable for investments purchased	3,149,234	48,930,109	—	7,445,994	151,012,344	68,992,281	61,852,169	38,015,078	—
Payable upon return of collateral for securities loaned	140,131,373	47,660,952	93,306,453	10,240,727	132,421,350	55,206,278	129,554,563	—	—
Payable for fund shares redeemed	206,218	363,786	71,812	12,372	104,193	111,369	61,631	50,517	11,479,541
Payable for variation margin	—	—	—	4,565	—	—	—	—	—
Payable for forward contracts	292,591	—	—	—	—	—	—	—	—
Open options written, at value	—	—	—	—	6,906	—	—	1,500	—
Swap agreements, at value	—	—	1,604,513	72,557	502,901	—	320,599	—	—
Payable for variation margin	—	33,200	—	—	397,016	—	329,057	—	—
Payable to affiliate	232,522	144,075	262,854	47,723	507,300	63,291	343,585	22,519	209,267
Mortgage dollar roll deferred revenue	—	1,297	—	948	12,588	1,964	6,647	1,635	—

Total Liabilities	144,034,813	97,194,490	95,290,272	17,872,873	285,022,869	124,400,984	192,502,117	38,101,618	11,723,799

Net Assets
Capital stock (beneficial interest)	272,611,698	375,765,571	1,691,963,050	138,476,416	1,441,838,199	219,175,490	986,249,259	51,555,392	741,553,527
Accumulated undistributed net investment income/(loss)	6,180,400	14,650,464	2,411,996	6,919,937	688,369	8,303	256,650	—	3,442
Accumulated undistributed net realized gain/(loss)	26,051,406	3,591,501	(891,028,022)	(9,262,605)	(8,699,187)	(5,610,415)	(7,455,747)	(1,902,293)	(3,442)
Net unrealized appreciation/(depreciation) on:
Investments	21,583,681	94,472,370	(28,245,637)	(4,836,385)	(16,215,700)	1,643,250	(5,793,966)	97,015	—
Written option contracts	—	—	—	—	18,992	—	—	19,750	—
Futures contracts	—	(30,680)	—	26,400	737,981	—	(462,476)	19,314	—
Swap agreements	—	—	(518,942)	(45,482)	(84,055)	—	1,015,489	—	—
Foreign currency forward contracts	(1,780)	—	—	—	—	—	—	—	—
Foreign currency transactions	1,221	—	—	—	—	—	—	—	—

Total Net Assets	$326,426,626	$488,449,226	$774,582,445	$131,278,281	$1,418,284,599	$215,216,628	$973,809,209	$49,789,178	$741,553,527

Shares of beneficial interest outstanding	18,399,030	28,464,995	160,111,210	18,797,543	145,598,995	20,919,494	98,985,543	5,126,167	741,553,527

Net asset value per share	$17.74	$17.16	$4.84	$6.98	$9.74	$10.29	$9.84	$9.71	$1.00

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

224	225

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.
Statement of Operations							Statement of Operations — continued

		Moderately		Moderately		Partner	Partner
	Aggressive	Aggressive	Moderate	Conservative		Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
	Allocation	Allocation	Allocation	Allocation	Technology	Growth	Value	Stock	Index	Growth	Growth
For the Year Ended December 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

Investment Income
Dividends	$—	$—	$—	$—	$242,495	$446,685	$2,260,554	$3,829,995	$4,780,703	$3,272,452	$159,135
Taxable interest	—	—	—	—	10,548	137,189	4,656	749,724	83,246	494,826	—
Income from securities loaned	—	—	—	—	17,628	249,071	170,811	355,697	570,220	832,113	33,894
Income from affiliated investments	5,688,094	29,339,412	49,411,213	21,019,496	127,744	112,690	335,858	820,072	328,171	720,378	60,136
Foreign dividend tax withholding	—	—	—	—	(5,908)	—	—	(1,959)	(1,622)	(6,778)	(324)

Total Investment Income	5,688,094	29,339,412	49,411,213	21,019,496	392,507	945,635	2,771,879	5,753,529	5,760,718	5,312,991	252,841

Expenses
Adviser fees	649,523	1,962,370	2,316,121	867,327	409,228	592,173	360,988	2,805,060	1,371,229	2,684,443	293,092
Sub-Adviser fees	—	—	—	—	—	804,372	1,082,965	—	—	—	—
Accounting and pricing fees	27,996	53,004	60,996	32,004	18,959	26,867	27,783	39,892	48,526	57,039	19,033
Administrative service fees	129,911	440,969	525,869	178,608	16,369	41,896	54,148	124,849	124,623	201,333	9,770
Audit and legal fees	17,653	27,606	30,551	19,035	13,824	14,564	15,330	18,615	19,049	21,961	13,528
Custody fees	3,988	3,988	3,988	3,988	3,678	41,359	14,327	43,611	42,726	27,006	11,008
Insurance expenses	5,925	11,077	12,542	6,650	3,970	4,353	4,740	6,370	6,444	7,860	3,837
Printing and postage expenses	1,254	4,272	5,018	1,681	142	404	501	1,079	1,092	1,722	85
SEC and state registration expenses	—	—	—	—	3	—	—	—	2	44	—
Directors’ fees	3,772	3,772	3,772	3,772	3,896	4,588	8,603	15,349	16,152	22,477	3,805
Other expenses	6,563	8,065	8,454	6,903	6,986	7,036	7,266	8,860	9,867	10,702	6,996

Total Expenses Before Reimbursement	846,585	2,515,123	2,967,311	1,119,968	477,055	1,537,612	1,576,651	3,063,685	1,639,710	3,034,587	361,154

Less:
Reimbursement from adviser	(205,346)	(535,306)	(484,299)	(87,089)	(10,126)	(148,754)	(26,858)	(64,890)	(21,375)	(57,236)	(167,602)
Custody earnings credit	—	—	—	—	(14)	(581)	(5,455)	(2,476)	(7,797)	(565)	(16)

Total Net Expenses	641,239	1,979,817	2,483,012	1,032,879	466,915	1,388,277	1,544,338	2,996,319	1,610,538	2,976,786	193,536

Net Investment Income/(Loss)	5,046,855	27,359,595	46,928,201	19,986,617	(74,408)	(442,642)	1,227,541	2,757,210	4,150,180	2,336,205	59,305

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	—	—	—	—	6,988,361	10,702,887	9,538,439	46,234,435	59,920,465	116,434,341	5,141,938
Affiliated investments	1,829,105	6,312,317	9,897,644	1,864,584	—	—	—	—	—	—	—
Distributions of realized capital gains from
affiliated investments	11,700,013	33,763,662	28,074,498	6,572,703	—	—	—	—	—	—	—
Written option contracts	—	—	—	—	—	—	—	—	—	13,651	772
Futures contracts	—	—	—	—	—	—	—	(322,354)	(1,098,705)	—	—
Foreign currency transactions	—	—	—	—	—	—	—	4	—	(32)	(2)
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	(1,643,496)	(786,204)	(12,594,945)	(21,979,231)	(61,486,232)	2,203,691	596,425
Affiliated investments	16,297,862	28,688,911	17,542,705	1,063,171	—	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	—	67,350	—	—

Net Realized and Unrealized Gains/(Losses)	29,826,980	68,764,890	55,514,847	9,500,458	5,344,865	9,916,683	(3,056,506)	23,932,854	(2,597,122)	118,651,651	5,739,133

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$34,873,835	$96,124,485	$102,443,048	$29,487,075	$5,270,457	$9,474,041	$(1,828,965)	$26,690,064	$1,553,058	$120,987,856	$5,798,438

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

226	227

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.
Statement of Operations — continued							Statement of Operations — continued

				Partner
	Partner			International	Partner	Large Cap	Large Cap	Partner	Large Cap	Large Cap	Large Cap
	Mid Cap Value	Mid Cap Stock	Mid Cap Index	Stock	All Cap	Growth	Growth	Growth Stock	Value	Stock	Index
For the Year Ended December 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income
Dividends	$1,479,217	$4,282,417	$2,286,192	$42,454,259	$1,431,382	$23,844,584	$339,284	$1,541,188	$19,461,223	$16,008,545	$13,294,996
Taxable interest	9,274	499,740	15,522	1,708,559	—	1,839,031	—	—	896,714	1,889,497	200,556
Income from securities loaned	22,031	199,057	112,781	970,007	22,837	480,865	4,699	33,843	303,479	170,309	132,278
Income from affiliated investments	140,376	661,750	125,075	337,228	92,025	472,400	21,476	137,564	438,183	832,411	253,757
Foreign dividend tax withholding	(94)	—	—	(2,794,586)	—	(170,599)	(2,482)	(42,226)	(152,451)	(114,322)	—

Total Investment Income	1,650,804	5,642,964	2,539,570	42,675,467	1,546,244	26,466,281	362,977	1,670,369	20,947,148	18,786,440	13,881,587

Expenses
Adviser fees	193,721	2,677,658	561,465	6,678,474	376,323	9,809,652	278,058	480,446	5,414,948	5,828,054	2,108,355
Sub-Adviser fees	387,441	—	—	5,037,423	635,599	—	—	480,446	—	—	—
Accounting and pricing fees	21,432	33,688	29,439	140,199	21,349	147,065	19,072	25,630	52,556	57,005	61,491
Administrative service fees	23,246	118,969	48,125	438,881	31,955	735,724	10,427	36,033	270,747	287,867	208,003
Audit and legal fees	15,086	18,065	15,279	32,041	14,415	44,673	13,586	14,691	23,576	24,351	22,942
Custody fees	41,773	40,642	18,872	410,711	19,578	91,131	31,513	37,206	35,394	57,276	50,645
Insurance expenses	4,042	6,104	4,688	12,561	4,265	18,553	3,861	4,380	8,734	9,072	8,197
Printing and postage expenses	225	1,073	424	3,984	286	6,458	88	322	2,517	2,659	1,796
SEC and state registration expenses	—	—	—	83	—	—	—	—	—	—	—
Directors’ fees	3,772	14,477	6,487	43,677	3,816	74,362	3,808	3,938	27,615	29,499	24,725
Other expenses	6,752	8,434	7,852	12,846	6,980	19,779	7,009	7,100	10,403	10,878	11,330

Total Expenses Before Reimbursement	697,490	2,919,110	692,631	12,810,880	1,114,566	10,947,397	367,422	1,090,192	5,846,490	6,306,661	2,497,484

Less:
Reimbursement from adviser	(11,103)	(52,579)	(8,655)	(954,610)	(220,246)	(37,625)	(140,763)	(130,964)	(35,224)	(66,113)	(15,598)
Custody earnings credit	(95)	(417)	(1,056)	(1,236)	(124)	(2,004)	(43)	(243)	(4,543)	(1,886)	(2,496)

Total Net Expenses	686,292	2,866,114	682,920	11,855,034	894,196	10,907,768	226,616	958,985	5,806,723	6,238,662	2,479,390

Net Investment Income/(Loss)	964,512	2,776,850	1,856,650	30,820,433	652,048	15,558,513	136,361	711,384	15,140,425	12,547,778	11,402,197

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	2,366,071	26,512,336	16,200,946	188,581,156	15,629,818	256,044,783	3,932,271	9,658,754	25,706,355	55,001,376	53,624,485
Written option contracts	—	—	—	—	—	1,675,771	24,534	—	—	—	—
Futures contracts	—	—	82,311	—	—	—	—	—	—	2,772,010	(552,311)
Foreign currency transactions	—	—	—	(618,438)	—	(11)	—	(43,948)	—	(1)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,986,968)	(7,031,481)	(5,795,006)	(74,633,886)	3,206,997	106,468,812	1,219,579	209,733	(4,276,476)	(4,176,566)	(27,445,912)
Written option contracts	—	—	—	—	—	9,700	160	—	—	—	—
Futures contracts	—	—	26,511	—	—	—	—	—	—	(64,260)	(61,695)
Foreign currency forward contracts	—	—	—	(46,368)	—	—	—	468	—	—	—
Foreign currency transactions	—	—	—	32,657	—	—	—	(116)	—	—	—

Net Realized and Unrealized Gains/(Losses)	379,103	19,480,855	10,514,762	113,315,121	18,836,815	364,199,055	5,176,544	9,824,891	21,429,879	53,532,559	25,564,567

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$1,343,615	$22,257,705	$12,371,412	$144,135,554	$19,488,863	$379,757,568	$5,312,905	$10,536,275	$36,570,304	$66,080,337	$36,966,764

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

228	229

Thrivent Series Fund, Inc.						Thrivent Series Fund, Inc.
Statement of Operations — continued						Statement of Operations — continued

	Real Estate			Diversified			Limited	Mortgage
	Securities	Balanced	High Yield	Income Plus	Income	Bond Index	Maturity Bond	Securities	Money Market
For the Year Ended December 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income
Dividends	$7,960,510	$6,615,429	$586,058	$2,011,548	$—	$—	$—	$—	$—
Taxable interest	233,811	9,191,937	62,616,113	5,321,313	72,163,119	10,733,556	40,918,824	2,873,647	36,776,943
Income from mortgage dollar rolls	—	137,440	—	17,763	784,580	230,016	325,580	186,870	—
Income from securities loaned	219,269	146,310	383,967	90,365	317,995	168,103	130,268	—	—
Income from affiliated investments	284,265	639,759	638,550	329,215	633,866	694,780	664,495	42	—
Foreign dividend tax withholding	(45,595)	—	—	(314)	—	—	—	—	—

Total Investment Income	8,652,260	16,730,875	64,224,688	7,769,890	73,899,560	11,826,455	42,039,167	3,060,559	36,776,943

Expenses
Adviser fees	2,813,530	1,711,238	3,040,411	537,689	5,033,030	786,100	3,194,467	268,686	2,732,577
Accounting and pricing fees	37,003	72,490	79,436	40,693	91,418	46,634	61,173	24,344	51,112
Administrative service fees	105,507	158,624	228,031	40,327	377,477	67,380	239,585	16,121	204,943
Audit and legal fees	18,348	20,752	24,574	14,570	27,765	16,313	22,128	13,885	20,568
Custody fees	31,086	66,108	27,984	26,921	45,120	18,284	31,418	12,407	26,458
Insurance expenses	5,943	7,200	9,152	4,415	10,830	5,154	8,078	4,006	7,436
Printing and postage expenses	922	1,325	1,773	399	3,523	556	2,198	134	1,866
SEC and state registration expenses	—	—	—	—	40	—	34	—	2,755
Directors’ fees	13,500	20,224	25,052	4,033	37,419	10,436	24,513	3,832	21,825
Other expenses	11,571	10,544	9,755	7,666	10,514	6,177	8,050	5,272	7,738

Total Expenses Before Reimbursement	3,037,410	2,068,505	3,446,168	676,713	5,637,136	957,034	3,591,644	348,687	3,077,278

Less:
Reimbursement from adviser	(22,664)	(41,676)	(50,377)	(26,053)	(50,175)	(48,256)	(52,753)	(3)	(683,144)
Custody earnings credit	(3,668)	(3,298)	(15,193)	(4,135)	(8,746)	(3,742)	(9,220)	(923)	(2,136)

Total Net Expenses	3,011,078	2,023,531	3,380,598	646,525	5,578,215	905,036	3,529,671	347,761	2,391,998

Net Investment Income/(Loss)	5,641,182	14,707,344	60,844,090	7,123,365	68,321,345	10,921,419	38,509,496	2,712,798	34,384,945

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	27,200,999	21,521,189	8,409,131	1,048,183	5,880,360	89,080	(88,861)	(114,310)	(3,442)
Written option contracts	—	—	—	8,437	475,001	—	181,289	41,172	—
Futures contracts	—	330,847	108,658	194,008	(2,113,398)	—	(3,201,621)	73,401	—
Foreign currency transactions	(58,217)	—	—	—	(5,957)	—	(2,253)	—	—
Swap agreements	—	—	(330,459)	(228,535)	(1,735,754)	—	(1,343,325)	(50,488)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(90,530,887)	(7,534,362)	(45,030,833)	(10,010,001)	(22,683,795)	1,232,483	(3,665,526)	(79,688)	—
Written option contracts	—	—	—	—	18,992	—	—	19,750	—
Futures contracts	—	(65,190)	—	(4,469)	559,423	—	(521,201)	19,314	—
Foreign currency forward contracts	(1,780)	—	—	—	—	—	—	—	—
Foreign currency transactions	1,221	—	—	—	671	—	403	—	—
Swap agreements	—	—	(518,942)	(45,482)	(112,385)	—	1,005,179	—	—

Net Realized and Unrealized Gains/(Losses)	(63,388,664)	14,252,484	(37,362,445)	(9,037,859)	(19,716,842)	1,321,563	(7,635,916)	(90,849)	(3,442)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(57,747,482)	$28,959,828	$23,481,645	$(1,914,494)	$48,604,503	$12,242,982	$30,873,580	$2,621,949	$34,381,503

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

230	231

Thrivent Series Fund, Inc.						Thrivent Series Fund, Inc.
Statement of Changes in Net Assets						Statement of Changes in Net Assets — continued

	Aggressive Allocation		Moderately Aggressive		Moderate Allocation		Moderately Conservative		Technology		Partner Small Cap
	Portfolio		Allocation Portfolio		Portfolio		Allocation Portfolio		Portfolio		Growth Portfolio

For the periods ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Operations
Net investment income/(loss)	$5,046,855	$1,876,282	$27,359,595	$10,290,713	$46,928,201	$18,313,918	$19,986,617	$8,576,523	$(74,408)	$(125,845)	$(442,642)	$(385,962)
Net realized gains/(losses) on:
Investments	—	—	—	—	—	—	—	—	6,988,361	1,226,671	10,702,887	6,930,764
Affiliated investments	1,829,105	472,927	6,312,317	2,107,242	9,897,644	4,194,101	1,864,584	2,072,132	—	—	—	—
Distributions of realized capital gains from affiliated investments	11,700,013	1,885,375	33,763,662	5,090,802	28,074,498	7,157,572	6,572,703	2,072,722	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	—	—	—	—	(1,643,496)	548,896	(786,204)	3,145,234
Affiliated investments	16,297,862	23,353,619	28,688,911	67,274,310	17,542,705	63,964,841	1,063,171	15,565,217	—	—	—	—
Net Change in Net Assets Resulting

From Operations	34,873,835	27,588,203	96,124,485	84,763,067	102,443,048	93,630,432	29,487,075	28,286,594	5,270,457	1,649,722	9,474,041	9,690,036
Distributions to Shareholders
From net investment income	(2,527,875)	(254)	(11,999,419)	(8,356)	(20,474,750)	(10,934)	(9,226,416)	(9,026)	—	—	—	—
From net realized gains	(1,708,150)	(451)	(5,496,139)	—	(9,193,702)	—	(3,496,569)	—	(1,732,497)	(804,350)	(6,970,287)	(306,119)

Total Distributions to Shareholders	(4,236,025)	(705)	(17,495,558)	(8,356)	(29,668,452)	(10,934)	(12,722,985)	(9,026)	(1,732,497)	(804,350)	(6,970,287)	(306,119)

Capital Stock Transactions	132,166,053	234,228,998	638,371,973	740,970,279	822,049,982	849,257,149	305,249,244	259,923,468	(253,085)	(7,318,944)	57,621,162	33,314,554

Net Increase/(Decrease) in Net Assets	162,803,863	261,816,496	717,000,900	825,724,990	894,824,578	942,876,647	322,013,334	288,201,036	3,284,875	(6,473,572)	60,124,916	42,698,471

Net Assets, Beginning of Period	333,620,415	71,803,919	1,063,820,472	238,095,482	1,274,035,509	331,158,862	434,934,236	146,733,200	53,354,116	59,827,688	107,445,021	64,746,550

Net Assets, End of Period	$496,424,278	$333,620,415	$1,780,821,372	$1,063,820,472	$2,168,860,087	$1,274,035,509	$756,947,570	$434,934,236	$56,638,991	$53,354,116	$167,569,937	$107,445,021

	Partner Small Cap Value		Small Cap Stock		Small Cap Index		Mid Cap Growth		Mid Cap Growth		Partner Mid Cap Value
	Portfolio		Portfolio		Portfolio		Portfolio		Portfolio II		Portfolio

For the periods ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Operations
Net investment income/(loss)	$1,227,541	$731,308	$2,757,210	$1,240,608	$4,150,180	$3,287,951	$2,336,205	$2,845,528	$59,305	$152,804	$964,512	$433,414
Net realized gains/(losses) on:
Investments	9,538,439	8,563,335	46,234,435	21,926,259	59,920,465	42,948,546	116,434,341	118,155,298	5,141,938	5,085,536	2,366,071	658,908
Written option contracts	—	—	—	—	—	—	13,651	148,119	772	6,492	—	—
Futures contracts	—	—	(322,354)	1,127,068	(1,098,705)	(25,970)	—	—	—	—	—	—
Foreign currency transactions	—	—	4	—	—	—	(32)	—	(2)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(12,594,945)	16,810,900	(21,979,231)	17,873,645	(61,486,232)	17,537,840	2,203,691	(63,202,347)	596,425	(2,323,447)	(1,986,968)	5,148,722
Futures contracts	—	—	—	—	67,350	49,285	—	—	—	—	—	—
Net Change in Net Assets Resulting

From Operations	(1,828,965)	26,105,543	26,690,064	42,167,580	1,553,058	63,797,652	120,987,856	57,946,598	5,798,438	2,921,385	1,343,615	6,241,044
Distributions to Shareholders
From net investment income	(615,484)	(245,502)	(1,255,527)	(393,228)	(2,602,454)	(3,387,052)	(2,797,022)	(776,730)	(151,556)	(63,381)	—	(412,610)
From net realized gains	(8,696,064)	(4,957,416)	(24,156,432)	(21,622,774)	(43,516,538)	(12,406,769)	(26,785,497)	—	(5,117,206)	(398,560)	(371,536)	(496,498)

Total Distributions to Shareholders	(9,311,548)	(5,202,918)	(25,411,959)	(22,016,002)	(46,118,992)	(15,793,821)	(29,582,519)	(776,730)	(5,268,762)	(461,941)	(371,536)	(909,108)

Capital Stock Transactions	33,136,468	36,478,829	(8,092,437)	96,341,517	(37,288,688)	(81,904,164)	(76,449,575)	(149,761,729)	212,010	(8,985,118)	39,102,596	28,366,726

Net Increase/(Decrease) in Net Assets	21,995,955	57,381,454	(6,814,332)	116,493,095	(81,854,622)	(33,900,333)	14,955,762	(92,591,861)	741,686	(6,525,674)	40,074,675	33,698,662

Net Assets, Beginning of Period	163,621,883	106,240,429	406,669,206	290,176,111	439,750,088	473,650,421	654,880,896	747,472,757	31,704,198	38,229,872	54,945,334	21,246,672

Net Assets, End of Period	$185,617,838	$163,621,883	$399,854,874	$406,669,206	$357,895,466	$439,750,088	$669,836,658	$654,880,896	$32,445,884	$31,704,198	$95,020,009	$54,945,334

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

232	233

Thrivent Series Fund, Inc.						Thrivent Series Fund, Inc.
Statement of Changes in Net Assets — continued						Statement of Changes in Net Assets — continued

	Mid Cap		Mid Cap		Partner International		Partner All Cap		Large Cap Growth		Large Cap Growth
	Stock Portfolio		Index Portfolio		Stock Portfolio		Portfolio		Portfolio		Portfolio II

For the periods ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Operations
Net investment income/(loss)	$2,776,850	$3,788,354	$1,856,650	$1,845,424	$30,820,433	$17,813,775	$652,048	$467,578	$15,558,513	$12,364,942	$136,361	$218,087
Net realized gains/(losses) on:
Investments	26,512,336	27,891,869	16,200,946	8,814,852	188,581,156	101,356,430	15,629,818	13,995,068	256,044,783	129,262,855	3,932,271	2,239,445
Written option contracts	—	—	—	—	—	—	—	—	1,675,771	1,538,579	24,534	27,736
Futures contracts	—	—	82,311	80,501	—	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	(618,438)	(175,402)	—	—	(11)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(7,031,481)	5,640,390	(5,795,006)	4,866,436	(74,633,886)	111,812,792	3,206,997	(1,545,231)	106,468,812	4,895,989	1,219,579	(66,913)
Written option contracts	—	—	—	—	—	—	—	—	9,700	(40,721)	160	(905)
Futures contracts	—	—	26,511	(44,436)	—	—	—	—	—	—	—	—
Foreign currency forward contracts	—	—	—	—	(46,368)	836	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	32,657	5,157	—	—	—	—	—	—
Net Change in Net Assets Resulting

From Operations	22,257,705	37,320,613	12,371,412	15,562,777	144,135,554	230,813,588	19,488,863	12,917,415	379,757,568	148,021,644	5,312,905	2,417,450
Distributions to Shareholders
From net investment income	(3,442,513)	(928,850)	(1,542,576)	(1,645,094)	(20,042,187)	(15,477,487)	(469,104)	(388,596)	(26,284,570)	(11,608,717)	(217,804)	(231,923)
From net realized gains	(28,823,966)	(19,188,784)	(9,057,618)	(7,254,836)	(47,186,402)	—	(10,483,224)	—	—	—	(2,106,701)	(52,741)

Total Distributions to Shareholders	(32,266,479)	(20,117,634)	(10,600,194)	(8,899,930)	(67,228,589)	(15,477,487)	(10,952,328)	(388,596)	(26,284,570)	(11,608,717)	(2,324,505)	(284,664)

Capital Stock Transactions	34,113,195	122,411,425	(15,343,402)	(18,440,951)	25,063,082	70,562,243	12,490,951	1,813,945	(131,675,891)	(179,786,394)	(4,935,596)	(8,801,805)

Net Increase/(Decrease) in Net Assets	24,104,421	139,614,404	(13,572,184)	(11,778,104)	101,970,047	285,898,344	21,027,486	14,342,764	221,797,107	(43,373,467)	(1,947,196)	(6,669,019)

Net Assets, Beginning of Period	363,842,093	224,227,689	159,754,683	171,532,787	1,341,800,223	1,055,901,879	96,543,867	82,201,103	2,331,653,916	2,375,027,383	35,931,096	42,600,115

Net Assets, End of Period	$387,946,514	$363,842,093	$146,182,499	$159,754,683	$1,443,770,270	$1,341,800,223	$117,571,353	$96,543,867	$2,553,451,023	$2,331,653,916	$33,983,900	$35,931,096

	Partner Growth Stock		Large Cap Value		Large Cap Stock		Large Cap Index		Real Estate Securities		Balanced
	Portfolio		Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

For the periods ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Operations
Net investment income/(loss)	$711,384	$627,996	$15,140,425	$10,542,905	$12,547,778	$10,374,268	$11,402,197	$11,845,066	$5,641,182	$4,394,985	$14,707,344	$16,421,891
Net realized gains/(losses) on:
Investments	9,658,754	6,111,401	25,706,355	36,325,437	55,001,376	13,803,001	53,624,485	59,003,051	27,200,999	20,725,128	21,521,189	25,712,548
Futures contracts	—	—	—	—	2,772,010	977,405	(552,311)	1,270,813	—	—	330,847	820,342
Foreign currency transactions	(43,948)	(9,056)	—	—	(1)	—	—	—	(58,217)	(32,185)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	209,733	7,398,126	(4,276,476)	63,646,425	(4,176,566)	58,967,851	(27,445,912)	33,168,863	(90,530,887)	66,655,948	(7,534,362)	20,606,275
Futures contracts	—	—	—	—	(64,260)	(38,060)	(61,695)	41,640	—	—	(65,190)	119,410
Foreign currency forward contracts	468	(97)	—	—	—	—	—	—	(1,780)	—	—	—
Foreign currency transactions	(116)	(22)	—	—	—	—	—	—	1,221	—	—	—
Net Change in Net Assets Resulting

From Operations	10,536,275	14,128,348	36,570,304	110,514,767	66,080,337	84,084,465	36,966,764	105,329,433	(57,747,482)	91,743,876	28,959,828	63,680,466
Distributions to Shareholders
From net investment income	(621,984)	(237,101)	(10,416,269)	(6,466,754)	(10,350,750)	(4,877,166)	(11,629,702)	(12,463,075)	(4,518,187)	(4,184,991)	(16,298,675)	(17,844,453)
From net realized gains	(5,894,305)	(2,713,317)	(36,284,324)	(13,282,920)	(15,366,693)	(8,534,756)	(28,177,160)	—	(20,759,334)	(12,678,039)	—	—

Total Distributions to Shareholders	(6,516,289)	(2,950,418)	(46,700,593)	(19,749,674)	(25,717,443)	(13,411,922)	(39,806,862)	(12,463,075)	(25,277,521)	(16,863,030)	(16,298,675)	(17,844,453)

Capital Stock Transactions	(2,635,601)	(14,871,673)	243,337,040	166,400,530	190,502,412	156,175,673	(91,003,663)	(160,828,999)	41,563,213	18,396,156	(90,341,172)	(143,240,068)

Net Increase/(Decrease) in Net Assets	1,384,385	(3,693,743)	233,206,751	257,165,623	230,865,306	226,848,216	(93,843,761)	(67,962,641)	(41,461,790)	93,277,002	(77,680,019)	(97,404,055)

Net Assets, Beginning of Period	116,670,091	120,363,834	771,694,127	514,528,504	829,264,067	602,415,851	727,300,919	795,263,560	367,888,416	274,611,414	566,129,245	663,533,300

Net Assets, End of Period	$118,054,476	$116,670,091	$1,004,900,878	$771,694,127	$1,060,129,373	$829,264,067	$633,457,158	$727,300,919	$326,426,626	$367,888,416	$488,449,226	$566,129,245

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

234	235

Thrivent Series Fund, Inc.						Thrivent Series Fund, Inc.
Statement of Changes in Net Assets — continued						Statement of Changes in Net Assets — continued

	High Yield		Diversified Income		Income		Bond Index		Limited Maturity Bond		Mortgage Securities
	Portfolio		Plus Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

For the periods ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Operations
Net investment income/(loss)	$60,844,090	$67,400,467	$7,123,365	$6,000,473	$68,321,345	$51,314,501	$10,921,419	$11,754,959	$38,509,496	$24,151,658	$2,712,798	$3,083,874
Net realized gains/(losses) on:
Investments	8,409,131	11,497,803	1,048,183	1,721,189	5,880,360	(9,882,895)	89,080	(3,992,644)	(88,861)	(1,514,323)	(114,310)	(1,628,788)
Written option contracts	—	—	8,437	—	475,001	341,467	—	—	181,289	49,500	41,172	65,313
Futures contracts	108,658	85,830	194,008	41,698	(2,113,398)	2,254,846	—	—	(3,201,621)	(142,359)	73,401	50,737
Foreign currency transactions	—	—	—	—	(5,957)	(234)	—	—	(2,253)	21	—	—
Swap agreements	(330,459)	—	(228,535)	—	(1,735,754)	15,253	—	—	(1,343,325)	2,174	(50,488)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(45,030,833)	3,621,368	(10,010,001)	4,432,420	(22,683,795)	9,129,401	1,232,483	1,636,347	(3,665,526)	1,965,503	(79,688)	1,180,031
Written option contracts	—	—	—	—	18,992	—	—	—	—	—	19,750	6,328
Futures contracts	—	66,785	(4,469)	38,992	559,423	430,129	—	—	(521,201)	131,435	19,314	—
Foreign currency transactions	—	—	—	—	671	(671)	—	—	403	(403)	—	—
Swap agreements	(518,942)	—	(45,482)	—	(112,385)	28,330	—	—	1,005,179	10,310	—	—
Net Change in Net Assets Resulting

From Operations	23,481,645	82,672,253	(1,914,494)	12,234,772	48,604,503	53,630,127	12,242,982	9,398,662	30,873,580	24,653,516	2,621,949	2,757,495
Distributions to Shareholders
From net investment income	(61,327,393)	(67,173,264)	(2,651,827)	(3,423,713)	(66,556,877)	(51,060,201)	(10,947,777)	(11,775,809)	(37,803,391)	(23,958,814)	(2,676,830)	(3,061,441)
From net realized gains	—	—	—	—	—	(5,778,101)	—	—	—	—	—	—

Total Distributions to Shareholders	(61,327,393)	(67,173,264)	(2,651,827)	(3,423,713)	(66,556,877)	(56,838,302)	(10,947,777)	(11,775,809)	(37,803,391)	(23,958,814)	(2,676,830)	(3,061,441)

Capital Stock Transactions	(34,592,829)	28,876,444	27,772,312	5,309,199	354,474,528	160,636,788	(23,891,866)	(32,167,929)	315,111,257	210,857,949	(7,995,833)	(8,782,181)

Net Increase/(Decrease) in Net Assets	(72,438,577)	44,375,433	23,205,991	14,120,258	336,522,154	157,428,613	(22,596,661)	(34,545,076)	308,181,446	211,552,651	(8,050,714)	(9,086,127)

Net Assets, Beginning of Period	847,021,022	802,645,589	108,072,290	93,952,032	1,081,762,445	924,333,832	237,813,289	272,358,365	665,627,763	454,075,112	57,839,892	66,926,019

Net Assets, End of Period	$774,582,445	$847,021,022	$131,278,281	$108,072,290	$1,418,284,599	$1,081,762,445	$215,216,628	$237,813,289	$973,809,209	$665,627,763	$49,789,178	$57,839,892

	Money Market
	Portfolio

For the periods ended	12/31/2007	12/31/2006

Operations
Net investment income/(loss)	$34,384,945	$23,138,704
Net realized gains/(losses) on:
Investments	(3,442)	—
Net Change in Net Assets Resulting

From Operations	34,381,503	23,138,704
Distributions to Shareholders
From net investment income	(34,544,766)	(23,015,583)

Total Distributions to Shareholders	(34,544,766)	(23,015,583)

Capital Stock Transactions	151,133,817	216,771,334

Net Increase/(Decrease) in Net Assets	150,970,554	216,894,455

Net Assets, Beginning of Period	590,582,973	373,688,518

Net Assets, End of Period	$741,553,527	$590,582,973

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

236	237

THRIVENT SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into thirty-one separate series (each a “Portfolio” and, collectively, the “Portfolios”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, nineteen equity portfolios, two hybrid portfolios, five fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“Thrivent Life” or the “Adviser”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life; and retirement plans sponsored by Thrivent Financial.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at their net asset value at the close of each business day.

For all Portfolios, other than Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The market values of the securities held in Money Market Portfolio are determined once per week using prices supplied by the Fund’s independent pricing service. Money Market Portfolio and the Fund’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of December 31, 2007, three securities in High Yield Portfolio were valued at fair value representing less than 0.01% of High Yield Portfolio’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not

238

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended December 31, 2007, Small Cap Stock Portfolio, Mid Cap Growth Portfolio, Mid Cap Growth Portfolio II, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Growth Portfolio II, Partner Growth Stock Portfolio, Large Cap Stock Portfolio, Real Estate Securities Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Portfolios’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Portfolios’ fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options — All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect

239

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended December 31, 2007, Mid Cap Growth Portfolio, Mid Cap Growth Portfolio II, Large Cap Growth Portfolio, Large Cap Growth Portfolio II, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(J) Financial Futures Contracts — Certain Portfolios may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required initial margin deposit are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (variation margin) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year ended December 31, 2007, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Balanced Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements — Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer. During the year ended December 31, 2007, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

Total Rate of Return Swaps — A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Portfolios with

240

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the year ended December 31, 2007, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Portfolios to manage exposure to interest rate fluctuations. During the year ended December 31, 2007, Limited Maturity Bond Portfolio engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to roll over their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended December 31, 2007, Balanced Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending — The Fund had previously entered into a Securities Lending Agreement with State Street Bank and Trust Company (“State Street Bank”) and, as of April 27, 2007, entered into a similar agreement with Dresdner Bank AG (each, an “Agreement”). Each Agreement authorizes the applicable lender to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to each Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, each lender receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money. The Agreement with State Street Bank granted and transferred to State Street Bank a lien upon collateralized assets in the possession of State Street Bank.

As of December 31, 2007, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan with Dresdner Bank AG. The value of securities on loan are as follows:

Securities
Portfolio	on Loan

Technology	$ 8,010,371
Partner Small Cap Growth	68,748,243
Partner Small Cap Value	56,616,226
Small Cap Stock	89,038,520
Small Cap Index	107,206,733
Mid Cap Growth	109,433,247
Mid Cap Growth II	2,165,145
Partner Mid Cap Value	9,635,685
Mid Cap Stock	94,151,873
Mid Cap Index	25,867,161
Partner International Stock	116,313,147
Partner All Cap	9,650,968
Large Cap Growth	130,217,826
Large Cap Growth II	339,909
Partner Growth Stock	11,245,216
Large Cap Value	90,513,864
Large Cap Stock	63,181,458
Large Cap Index	47,354,418
Real Estate Securities	137,420,690
Balanced	46,281,062
High Yield	89,121,698
Diversified Income Plus	9,692,301
Income	125,601,928
Bond Index	53,844,911
Limited Maturity Bond	124,682,863

(N) When-Issued and Delayed Delivery Transactions — Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment

241

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities — Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2007, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the Portfolio seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser (or a subadviser) to be creditworthy. During the year ended December 31, 2007, Mid Cap Growth Portfolio, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Large Cap Stock Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities — Certain portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the year ended December 31, 2007, High Yield Portfolio and Diversified Income Plus Portfolio engaged in this type of investment.

(R) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — High Yield Portfolio received a dividend in the amount of $59,063 from Global Crossings on November 1, 2001, within 90 days of Global Crossings’ filing for bankruptcy. A preference action was filed on June 24, 2005, and it is reasonably possible that the Portfolio will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered and the likelihood of the loss can not be reasonably estimated.

242

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(U) Unfunded Loan Commitment — Certain Portfolios may enter into loan commitments, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(V) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a more likely than not standard that, based on the technical merits, they have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Portfolios adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios include Federal, Minnesota, Wisconsin as well as certain foreign countries. As of December 31, 2007, open Federal and Minnesota tax years include the tax years ended December 31, 2004 through 2007. Additionally, as of December 31, 2007, the December 31, 2003 tax year is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2007, management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Portfolio’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Additionally, in September 2006, the FASB issued FASB statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Each Portfolio pays Thrivent Financial, the Fund’s investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets were as follows:

	$0 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$1,500 to	$2,000 to	$2,500 to	Over
Portfolio (M - Millions)	$200M	$250M	$500M	$750M	$1,000M	$1,500M	$2,000M	$2,500M	$5,000M	$5,000M

Aggressive Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small Cap
Growth	1.00%	1.00%	1.00%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Partner Small Cap
Value	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

243

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

	$0 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$1,500 to	$2,000 to	$2,500 to	Over
Portfolio (M - Millions)	$200M	$250M	$500M	$750M	$1,000M	$1,500M	$2,000M	$2,500M	$5,000M	$5,000M

Small Cap Stock	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.55%	0.525%
Small Cap Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Mid Cap Growth	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Mid Cap Growth II	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Mid Cap Value	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Partner International
Stock	0.85%	0.85%	0.85%	0.80%	0.80%	0.75%	0.70%	0.70%	0.70%	0.70%
Partner All Cap	0.95%	0.95%	0.95%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Large Cap Growth	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Large Cap Growth II	0.80%	0.80%	0.80%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Partner Growth Stock	0.80%	0.80%	0.80%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Large Cap Value	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Stock	0.65%	0.65%	0.65%	0.575%	0.55%	0.475%	0.475%	0.475%	0.45%	0.425%
Large Cap Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Real Estate Securities	0.80%	0.80%	0.80%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Balanced	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
High Yield	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Diversified Income Plus	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Bond Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Limited Maturity Bond	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Mortgage Securities	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (Turner) and Transamerica Investment Management, LLC (Transamerica) for the performance of subadvisory services for Partner Small Cap Growth Portfolio. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for Partner Small Cap Value Portfolio. The fee payable is equal to 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (Goldman Sachs) for the performance of subadvisory services for Partner Mid Cap Value Portfolio. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Fund will be included in determining breakpoints for the assets managed by Goldman Sachs.

The Adviser paid T. Rowe Price International, Inc. (Price International) an annual subadvisory fee for the performance of subadvisory services for Partner International Stock Portfolio until the termination of the subadvisory agreement on February 28, 2007. The fee payable was equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets sub-advised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. Thrivent Partner International Stock Fund was included in determining breakpoints for the assets managed by Price International.

Effective February 28, 2007, the Adviser entered into a subadvisory agreement with Principal Global Investors, LLC (Principal) in addition to the existing subadvisory agreement with Mercator Asset Management, LP (Mercator) for the performance of subadvisory services for Partner International Stock Portfolio. The fee payable is equal to 0.35% of the first $500 million of average daily net assets subadvised by

244

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

Principal, 0.30% of the next $500 million and 0.25% when assets exceed $1 billion. For average daily net assets sub-advised by Mercator, the fee payable is equal to 0.75% of the first $25 million, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% when assets exceed $500 million. Thrivent Partner International Stock Fund is included in determining breakpoints for the assets managed by Principal and Mercator.

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (Pyramis Advisors) for the performance of subadvisory services for Partner All Cap Portfolio. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Company (FMR Corp). The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

The Adviser has agreed to the following voluntary expense reimbursements of average daily net assets: Partner Small Cap Growth Portfolio, 0.10%; Mid Cap Growth Portfolio II, 0.50%; Partner International Stock Portfolio, 0.08%; Partner All Cap Portfolio, 0.20%; Large Cap Growth Portfolio II, 0.40%; Partner Growth Stock Portfolio, 0.10%; and Money Market Portfolio, 0.10% . These voluntary reimbursements may be discontinued at any time.

Each equity, hybrid and fixed income Portfolio may invest in Money Market Portfolio, subject to certain limitations. During the year ended December 31, 2007, all the Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee which is charged to the Portfolio for its investment in Money Market Portfolio.

(B) Other Expenses — The Fund has entered into an agreement with the Adviser to provide accounting personnel and services. For the year ended December 31, 2007, the Adviser received aggregate fees for accounting personnel and services of $1,347,000 from the Fund.

The Fund has entered into an agreement with the Adviser to provide certain administrative personnel and services. For the year ended December 31, 2007, the Adviser received aggregate fees for administrative personnel and services of $5,496,319 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $214,423 in fees from the Fund for the year ended December 31, 2007. No remuneration has been paid by the Fund to any of the officers or affiliated Directors of the Fund. In addition, the Fund reimbursed unaffiliated Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(C) Indirect Expenses — Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolio’s expense ratio. The Portfolio indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

245

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(4) TAX INFORMATION — continued

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

	Accumulated	Accumulated
	Net Investment	Net Realized
Portfolio	Income/(Loss)	Gain/(Loss)	Capital Stock

Aggressive Allocation	$ 1,847,191	$(1,847,191)	$ —
Moderately Aggressive
Allocation	6,494,217	(6,494,217)	—
Moderate Allocation	5,440,901	(5,440,901)	—
Moderately Conservative
Allocation	1,506,764	(1,506,764)	—
Technology	72,375	(72,375)	—
Partner Small Cap Growth	466,692	(480,963)	14,271
Partner Small Cap Value	(145,081)	144,680	401
Small Cap Stock	(80,829)	80,829	—
Small Cap Index	(309,764)	309,764	—
Mid Cap Growth	6,082	16,812	(22,894)
Mid Cap Growth II	558	584	(1,142)
Partner Mid Cap Value	(1,873)	1,873	—
Mid Cap Stock	(247,205)	247,205	—
Mid Cap Index	(157,063)	157,063	—
Partner International
Stock	2,641,143	(2,641,143)	—
Large Cap Growth	13,094	1,784	(14,878)
Large Cap Growth II	217	23	(240)
Partner Growth Stock	(43,948)	43,948	—
Large Cap Value	(36,697)	36,697	—
Large Cap Stock	(64,954)	64,954	—
Large Cap Index	(140,683)	140,683	—
Real Estate Securities	324,269	(324,269)	—
Balanced	(84,482)	84,482	—
High Yield	67,691	(67,691)	—
Diversified Income Plus	(164,746)	164,746	—
Income	(1,730,591)	1,730,591	—
Bond Index	(5,945)	5,945	—
Limited Maturity Bond	(641,589)	641,589	—
Mortgage Securities	(50,664)	50,664	—

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Portfolio	Income	Capital Gain

Aggressive Allocation	$ 7,522,467	$ 11,081,215
Moderately Aggressive
Allocation	36,926,896	30,505,510
Moderate Allocation	56,128,055	28,771,303
Moderately Conservative
Allocation	22,275,656	6,150,196

	Undistributed	Undistributed
	Ordinary	Long-Term
Portfolio	Income	Capital Gain

Technology	$ 3,332,052	$ 3,199,379
Partner Small Cap Growth	252,055	10,259,151
Partner Small Cap Value	2,743,717	8,113,720
Small Cap Stock	2,668,921	45,512,734
Small Cap Index	4,867,337	57,644,475
Mid Cap Growth	37,867,300	69,747,933
Mid Cap Growth II	2,135,048	3,031,665
Partner Mid Cap Value	2,363,838	2,496,628
Mid Cap Stock	13,022,982	25,202,278
Mid Cap Index	1,947,941	15,744,863
Partner International Stock	74,954,313	137,985,494
Partner All Cap	8,014,489	8,251,446
Large Cap Growth	1,585,074	—
Large Cap Growth II	1,770,521	2,279,418
Partner Growth Stock	1,631,126	8,594,847
Large Cap Value	19,955,024	30,194,567
Large Cap Stock	36,261,678	44,068,268
Large Cap Index	11,741,130	53,940,417
Real Estate Securities	12,748,417	21,501,293
Balanced	16,022,709	12,868,243
High Yield	1,975,917	—
Diversified Income Plus	6,943,102	—
Income	648,078	—
Bond Index	27,420	—
Limited Maturity Bond	252,215	—
Mortgage Securities	4,679	—
Money Market	26,199	—

At December 31, 2007, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Portfolio	Carryover	Year

Mid Cap Growth	$22,824,794	2009
	10,809,135	2010
	————————
	$33,633,929
	=============

Partner International Stock	$9,506,834	2009
	2,858,197	2010
	————————
	$12,365,031
	=============

Large Cap Growth	$790,945	2009
	724,177,948	2010
	198,356,425	2011
	————————
	$ 923,325,318
	=============

246

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

	Capital Loss	Expiration
Portfolio	Carryover	Year

High Yield	$ 8,880,573	2008
	288,927,133	2009
	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	————————
	$ 889,153,428
	=============

Diversified Income Plus	$ 1,538,097	2008
	3,470,883	2009
	2,850,377	2010
	————————
	$ 7,859,357
	=============

Income	$ 2,110,858	2014
	=============

Bond Index	$ 440,902	2012
	800,730	2013
	4,157,673	2014
	103,719	2015
	————————
	$ 5,503,024
	=============

Limited Maturity Bond	$ 2,108,299	2013
	1,181,750	2014
	889,583	2015
	————————
	$ 4,179,632
	=============

Mortgage Securities	$ 67,164	2012
	192,822	2013
	1,618,680	2014
	————————
	$ 1,878,666
	=============

Money Market	$ 3,442	2015
	=============

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following capital loss carryovers were utilized during 2007: Mid Cap Growth Portfolio, $11,412,398; Partner International Stock Portfolio, $5,311,383; Large Cap Growth Portfolio, $248,010,641; Balanced Portfolio, $5,789,747; High Yield Portfolio, $5,773,135; Diversified Income Plus Portfolio, $2,560,884; Income Portfolio, $7,417,377; Mortgage Securities Portfolio, $24,066.

The following Portfolios deferred, on a tax basis, the following post-October 2007 losses:

Post-October
Portfolio	Loss

Mid Cap Growth	$ 32
Mid Cap Growth II	2
Partner Mid Cap Value	972,664
Mid Cap Stock	8,723,345
Partner International Stock	117,410
Large Cap Growth	11
Partner Growth Stock	15,083
Large Cap Value	8,536,819
Large Cap Stock	6,379,066
Real Estate Securities	584,623
High Yield	1,590,206
Diversified Income Plus	1,159,788
Limited Maturity Bond	1,515,202

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

247

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(4) TAX INFORMATION — continued

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2007	2006	2007	2006

Aggressive Allocation	$ 2,926,982	$705	$ 1,309,043	$ —
Moderately Aggressive Allocation	13,819,491	8,356	3,676,067	—
Moderate Allocation	23,641,224	10,934	6,027,228	—
Moderately Conservative Allocation	10,511,324	9,026	2,211,661	—
Technology	—	—	1,732,497	804,350
Partner Small Cap Growth	—	—	6,970,287	306,119
Partner Small Cap Value	2,750,761	3,741,037	6,560,787	1,461,881
Small Cap Stock	1,730,614	3,402,486	23,681,345	18,613,516
Small Cap Index	3,047,945	3,554,066	43,071,047	12,239,755
Mid Cap Growth	9,950,328	776,730	19,632,191	—
Mid Cap Growth II	950,204	63,381	4,318,558	398,560
Partner Mid Cap Value	270,773	602,855	100,763	306,253
Mid Cap Stock	19,151,592	9,146,311	13,114,887	10,971,323
Mid Cap Index	1,575,726	2,715,183	9,024,468	6,184,747
Partner International Stock	20,042,187	15,477,487	47,186,402	—
Partner All Cap	1,219,402	388,596	9,732,926	—
Large Cap Growth	26,284,570	11,608,717	—	—
Large Cap Growth II	1,030,065	231,923	1,294,440	52,741
Partner Growth Stock	1,291,652	440,010	5,224,637	2,510,408
Large Cap Value	19,527,987	7,201,349	27,172,606	12,548,325
Large Cap Stock	11,787,487	9,388,410	13,929,956	4,023,512
Large Cap Index	11,629,702	12,463,075	28,177,160	—
Real Estate Securities	9,482,349	10,947,027	15,795,172	5,916,003
Balanced	16,298,675	17,844,453	—	—
High Yield	61,327,393	67,173,264	—	—
Diversified Income Plus	2,651,827	3,423,713	—	—
Income	66,556,877	52,955,037	—	3,883,265
Bond Index	10,947,777	11,775,809	—	—
Limited Maturity Bond	37,803,391	23,958,814	—	—
Mortgage Securities	2,676,830	3,061,441	—	—
Money Market	34,544,766	23,015,583	—	—

248

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2007, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Portfolio	Purchases	Sales

Aggressive Allocation	$ 217,581	$ 69,471
Moderately Aggressive Allocation	966,033	262,398
Moderate Allocation	1,173,294	288,546
Moderately Conservative Allocation	386,268	68,128
Technology	76,517	80,760
Partner Small Cap Growth	180,211	132,490
Partner Small Cap Value	74,369	50,239
Small Cap Stock	487,961	523,159
Small Cap Index	64,144	138,915
Mid Cap Growth	513,551	633,009
Mid Cap Growth II	25,275	30,740
Partner Mid Cap Value	104,304	63,360
Mid Cap Stock	800,487	798,288
Mid Cap Index	30,731	53,446
Partner International Stock	1,602,649	1,613,250
Partner All Cap	179,129	177,080
Large Cap Growth	3,908,831	4,030,971
Large Cap Growth II	53,434	60,381
Partner Growth Stock	64,501	72,726
Large Cap Value	521,528	321,963
Large Cap Stock	1,223,157	1,037,300
Large Cap Index	34,247	147,299
Real Estate Securities	267,882	240,554
Balanced	34,978	112,670
High Yield	496,272	579,102
Diversified Income Plus	194,240	159,748
Income	984,273	595,773
Bond Index	22,877	34,083
Limited Maturity Bond	558,622	275,720
Mortgage Securities	8,326	12,848

Purchases and Sales of U.S. Government Securities were:

	In thousands

Portfolio	Purchases	Sales

Balanced	$ 634,238	$ 649,888
Diversified Income Plus	54,792	52,888
Income	2,358,782	2,359,471
Bond Index	873,944	889,450
Limited Maturity Bond	825,918	734,293
Mortgage Securities	521,610	532,356

(B) Investments in Restricted Securities — High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933 and are not liquid. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. For High Yield Portfolio, the aggregate value of restricted securities was $0 at December 31, 2007. The Portfolio has no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — High Yield Portfolio invests primarily in high-yielding fixed-income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2007, were as follows:

	Mid Cap Growth

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$—
Opened	156	102,102
Closed	—	—
Expired	(53)	(13,651)
Exercised	(103)	(88,451)

Balance at December 31, 2007	—	$ —

249

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(5) SECURITY TRANSACTIONS — continued
	Mid Cap Growth II

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$ —
Opened	9	5,925
Closed	—	—
Expired	(3)	(773)
Exercised	(6)	(5,152)

Balance at December 31, 2007	—	$—

	Large Cap Growth

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$ —
Opened	30,710	5,466,865
Closed	(18,302)	(3,363,607)
Expired	(8,538)	(1,157,916)
Exercised	(3,627)	(904,052)

Balance at December 31, 2007	243	$ 41,290

	Large Cap Growth II

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$—
Opened	447	79,591
Closed	(263)	(48,999)
Expired	(126)	(16,692)
Exercised	(54)	(13,220)

Balance at December 31, 2007	4	$ 680

	Diversified Income Plus

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$ —
Opened	13.5	24,434
Closed	—	—
Expired	(4.5)	(8,438)
Exercised	(9)	(15,996)

Balance at December 31, 2007	—	$—

	Income

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$—
Opened	343.5	793,125
Closed	(50)	(101,563)
Expired	(175)	(379,297)
Exercised	(112)	(286,367)

Balance at December 31, 2007	6.5	$25,898

	Limited Maturity Bond

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$ —
Opened	196	318,789
Closed	(35)	(39,648)
Expired	(86)	(145,742)
Exercised	(75)	(133,399)

Balance at December 31, 2007	—	$—

	Mortgage Securities

	Number of	Premium
	Contracts	Amount

Balance at January 1, 2007	—	$ —
Opened	43	155,156
Closed	—	—
Expired	(16)	(41,172)
Exercised	(23)	(92,734)

Balance at December 31, 2007	4	$ 21,250

250

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the 1940 Act, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended December 31, 2007, in Money Market Portfolio, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Year ended
Portfolio	Additions	Reductions	December 31, 2007	December 31, 2007	December 31, 2007

Aggressive Allocaton	$ 19,244,519	$ 22,605,286	—	$ —	$ 301,475
Moderately Aggressive Allocation	92,199,365	113,602,300	—	—	1,926,102
Moderate Allocation	126,606,991	143,720,275	78,824,377	78,824,377	6,400,151
Moderately Conservative Allocation	61,330,827	60,323,478	51,192,804	51,192,804	3,073,441
Technology	41,603,727	39,371,650	2,902,355	2,902,355	127,744
Partner Small Cap Growth	38,468,339	38,317,478	2,133,199	2,133,199	112,690
Partner Small Cap Value	41,718,761	39,574,842	6,994,893	6,994,893	335,858
Small Cap Stock	141,070,629	120,192,783	27,636,194	27,636,194	820,072
Small Cap Index	80,549,800	75,809,585	5,078,004	5,078,004	328,171
Mid Cap Growth	154,330,378	132,761,049	37,185,191	37,185,191	720,378
Mid Cap Growth II	11,322,764	10,842,824	1,395,723	1,395,723	60,136
Partner Mid Cap Value	44,739,003	42,971,868	3,632,429	3,632,429	140,376
Mid Cap Stock	141,441,669	129,237,876	25,108,727	25,108,727	661,750
Mid Cap Index	32,221,859	33,218,738	2,210,657	2,210,657	125,075
Partner International Stock	220,748,691	225,973,453	6,617,542	6,617,542	337,228
Partner All Cap	47,075,975	45,454,371	2,625,515	2,625,515	92,025
Large Cap Growth	101,989,956	81,555,369	35,105,032	35,105,032	472,400
Large Cap Growth II	10,576,092	10,559,233	719,728	719,728	21,476
Partner Growth Stock	29,457,138	29,174,218	2,824,334	2,824,334	137,564
Large Cap Value	97,741,827	104,864,597	3,547,866	3,547,866	438,183
Large Cap Stock	123,684,035	123,937,146	10,589,629	10,589,629	832,411
Large Cap Index	85,557,705	88,197,880	6,871,402	6,871,402	253,757
Real Estate Securities	74,779,209	89,456,170	—	—	284,265
Balanced	149,401,943	145,439,156	19,638,879	19,638,879	639,759
High Yield	110,599,968	74,522,224	50,560,829	50,560,829	638,550
Diversified Income Plus	30,338,459	31,255,932	1,238,982	1,238,982	329,215
Income	71,025,344	61,795,986	23,481,154	23,481,154	633,866
Bond Index	39,020,892	26,130,803	21,567,103	21,567,103	694,780
Limited Maturity Bond	176,643,436	178,972,787	13,111,425	13,111,425	664,495
Mortgage Securities	43	—	870	870	42
Total Value and Dividend Income				$442,794,843	$21,603,435

251

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(6) INVESTMENTS IN AFFILIATES — continued

A summary of transactions for the year ended December 31, 2007, in Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held at	Value
Portfolio	Additions	Reductions	December 31, 2007	December 31, 2007

Technology	$ 81,836,782	$ 84,328,888	8,345,500	$ 8,345,500
Partner Small Cap Growth	161,803,718	117,942,031	71,604,282	71,604,282
Partner Small Cap Value	164,913,223	148,087,657	59,125,971	59,125,971
Small Cap Stock	336,996,549	346,125,081	92,358,545	92,358,545
Small Cap Index	268,672,585	270,884,711	111,638,911	111,638,911
Mid Cap Growth	636,616,518	689,061,449	114,798,903	114,798,903
Mid Cap Growth II	19,731,735	25,445,451	2,273,125	2,273,125
Partner Mid Cap Value	100,443,885	98,840,861	9,987,928	9,987,928
Mid Cap Stock	473,396,880	430,260,203	97,177,855	97,177,855
Mid Cap Index	113,927,471	123,428,509	26,957,577	26,957,577
Partner International Stock	1,058,488,937	1,215,660,532	122,278,806	122,278,806
Partner All Cap Growth	118,254,700	123,983,594	9,928,007	9,928,007
Large Cap Growth	2,311,672,488	2,299,003,752	134,097,820	134,097,820
Large Cap Growth II	36,364,107	40,928,857	348,149	348,149
Partner Growth Stock	125,837,279	119,793,388	11,623,223	11,623,223
Large Cap Value	985,748,858	911,435,173	93,704,955	93,704,955
Large Cap Stock	443,482,089	410,559,999	65,208,363	65,208,363
Large Cap Index	428,644,452	390,434,345	48,959,242	48,959,242
Real Estate Securities	648,663,651	543,133,244	140,131,373	140,131,373
Balanced	229,431,334	227,938,106	47,660,952	47,660,952
High Yield	466,942,135	523,110,757	93,306,453	93,306,453
Diversified Income Plus	86,821,517	104,042,500	10,240,727	10,240,727
Income	497,515,159	500,083,417	132,421,350	132,421,350
Bond Index	158,879,692	157,197,027	55,206,278	55,206,278
Limited Maturity Bond	308,855,077	237,887,159	129,554,563	129,554,563
Total Value				$1,688,938,858

252

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

A summary of transactions for the Thrivent Allocation Portfolios for the year ended December 31, 2007, in the following Thrivent Portfolios, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	January 1, 2007 —
Portfolio	Additions	Reductions	December 31, 2007	December 31, 2007	December 31, 2007

Aggressive Allocation
Partner Small Cap Growth	$ 9,838,681	$ 2,561,859	2,119,095	$ 29,543,569	$—
Partner Small Cap Value	11,846,151	8,910,373	1,279,008	23,589,765	90,388
Small Cap Stock	18,345,706	4,419,975	2,400,993	37,174,821	82,363
Mid Cap Growth	6,212,677	6,054,801	854,603	17,248,542	83,152
Partner Mid Cap Value	7,877,703	4,525,867	1,403,621	18,823,400	—
Mid Cap Stock	19,821,444	176,106	2,802,192	36,861,436	190,372
Partner International Stock	32,342,337	15,683,621	5,592,662	96,519,831	1,293,701
Large Cap Growth	33,837,314	4,732,544	5,520,951	106,145,253	1,005,480
Large Cap Value	14,810,592	182,982	2,800,380	37,546,375	347,990
Large Cap Stock	20,032,598	234,521	4,336,482	47,857,844	372,423
Real Estate Securities	—	276,727	—	—	—
High Yield	8,688,536	10,203,572	2,031,588	9,828,416	769,099
Income	21,255,679	2,939,287	2,544,115	24,782,222	861,493
Limited Maturity Bond	12,671,195	8,568,699	1,076,087	10,586,434	290,158
Money Market	19,244,519	22,605,286	—	—	301,475
Total Value and Dividend Income				$496,507,908	$5,688,094

Moderately Aggressive Allocation
Partner Small Cap Growth	21,223,155	1,116,860	3,788,458	52,817,172	—
Partner Small Cap Value	25,292,307	15,554,122	2,169,917	40,021,512	142,142
Small Cap Stock	44,180,409	15,600,425	4,581,481	70,935,529	160,356
Mid Cap Growth	13,497,515	11,605,533	1,537,278	31,027,029	90,083
Partner Mid Cap Value	11,748,685	11,461,567	2,005,604	26,896,355	—
Mid Cap Stock	61,223,417	25,871,996	5,345,002	70,310,829	660,888
Partner International Stock	98,985,729	50,083,331	12,997,881	224,321,329	3,035,007
Large Cap Growth	118,731,396	18,068,676	15,508,663	298,167,996	2,776,064
Large Cap Value	125,137,146	345,572	19,362,825	259,609,011	2,202,976
Large Cap Stock	111,079,582	6,718,016	23,667,318	261,194,891	2,222,978
Real Estate Securities	43,554,607	6,378,896	3,020,439	53,577,749	353,181
High Yield	86,496,301	63,221,185	16,568,390	80,154,556	3,929,591
Income	148,057,517	9,449,057	23,725,830	231,113,314	8,806,299
Limited Maturity Bond	56,825,438	26,922,587	8,227,305	80,939,400	3,033,745
Money Market	92,199,365	113,602,300	—	—	1,926,102
Total Value and Dividend Income				$1,781,086,672	$29,339,412

253

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(6) INVESTMENTS IN AFFILIATES — continued

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	January 1, 2007 —
Portfolio	Additions	Reductions	December 31, 2007	December 31, 2007	December 31, 2007

Moderate Allocation
Partner Small Cap Growth	$ 32,105,300	$ —	2,303,571	$ 32,115,462	$ —
Partner Small Cap Value	28,441,159	—	1,465,617	27,031,554	—
Small Cap Stock	31,730,307	63,580,173	2,084,169	32,269,396	238,681
Mid Cap Growth	20,076,528	698,452	1,060,948	21,413,225	69,392
Partner Mid Cap Value	27,058,955	5,042	2,039,353	27,348,942	—
Mid Cap Stock	34,984,705	45,684,281	4,869,471	64,055,455	584,170
Partner International Stock	87,991,898	48,506,658	10,921,155	188,480,571	2,562,547
Large Cap Growth	121,728,703	19,844,823	15,990,758	307,436,710	2,870,509
Large Cap Value	116,791,445	50,424	17,034,506	228,391,842	1,814,426
Large Cap Stock	114,419,378	4,822,991	23,301,914	257,162,251	2,077,697
Real Estate Securities	56,330,315	18,197,629	4,001,898	70,987,263	525,383
High Yield	104,616,573	75,237,628	20,145,617	97,460,466	4,742,445
Income	229,438,342	11,851,998	42,251,198	411,568,919	16,547,122
Limited Maturity Bond	167,580,939	65,551	32,996,418	324,615,462	10,978,690
Money Market	126,606,991	143,720,275	78,824,377	78,824,377	6,400,151
Total Value and Dividend Income				$2,169,161,895	$49,411,213

Moderately Conservative Allocation
Small Cap Stock	12,204,291	734,039	1,577,957	24,431,658	48,722
Mid Cap Stock	12,585,713	12,785,147	1,274,283	16,762,554	190,681
Partner International Stock	18,071,146	9,429,589	2,108,489	36,388,944	475,344
Large Cap Growth	29,553,512	6,139,540	3,781,737	72,707,290	681,881
Large Cap Value	27,669,689	21,517	3,958,015	53,067,485	411,398
Large Cap Stock	29,006,731	2,051,303	5,355,682	59,105,841	449,804
Real Estate Securities	20,277,952	6,770,594	1,402,943	24,885,963	178,197
High Yield	27,512,487	19,934,197	5,477,704	26,500,038	1,378,186
Income	66,153,437	1,692,994	11,660,760	113,587,464	4,377,625
Limited Maturity Bond	143,232,973	8,568,725	28,300,772	278,420,166	9,754,217
Money Market	61,330,827	60,323,478	51,192,804	51,192,804	3,073,441
Total Value and Dividend Income				$757,050,207	$21,019,496

254

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2007, the Portfolios engaged in purchases and sales of securities of $44,358,165 and $49,646,945, respectively.

(8) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

	Shares	Par
Portfolio	Authorized	Value

Aggressive Allocation	125,000,000	$0.01
Moderately Aggressive Allocation	125,000,000	0.01
Moderate Allocation	125,000,000	0.01
Moderately Conservative Allocation	125,000,000	0.01
Technology	125,000,000	0.01
Partner Small Cap Growth	125,000,000	0.01
Partner Small Cap Value	125,000,000	0.01
Small Cap Stock	150,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth	400,000,000	0.01
Mid Cap Growth II	125,000,000	0.01
Partner Mid Cap Value	125,000,000	0.01
Mid Cap Stock	125,000,000	0.01
Mid Cap Index	150,000,000	0.01
Partner International Stock	400,000,000	0.01
Partner All Cap	125,000,000	0.01
Large Cap Growth	1,000,000,000	0.01
Large Cap Growth II	125,000,000	0.01
Partner Growth Stock	125,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
Real Estate Securities	150,000,000	0.01
Balanced	400,000,000	0.01
High Yield	1,000,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Income	1,000,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	125,000,000	0.01
Money Market	2,000,000,000	0.01

255

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(8) SHARES OF BENEFICIAL INTEREST — continued Transactions in shares of beneficial interest were as follows:

	Portfolios

			Moderately Aggressive
	Aggressive Allocation		Allocation		Moderate Allocation

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	11,263,297	$ 155,305,591	49,054,322	$ 651,007,278	64,569,209	$ 817,843,870
Dividends and distributions reinvested	298,960	4,236,025	1,291,185	17,495,558	2,318,790	29,668,452
Redeemed	(1,965,843)	(27,375,563)	(2,253,776)	(30,130,863)	(1,999,561)	(25,462,340)

Net Change	9,596,414	$ 132,166,053	48,091,731	$ 638,371,973	64,888,438	$ 822,049,982

Year Ended December 31, 2006

Sold	20,190,642	$ 244,344,760	63,267,853	$ 747,345,075	74,388,680	$ 853,499,160
Dividends and distributions reinvested	59	705	719	8,356	967	10,934
Redeemed	(833,039)	(10,116,467)	(528,072)	(6,383,152)	(364,081)	(4,252,945)

Net Change	19,357,662	$ 234,228,998	62,740,500	$ 740,970,279	74,025,566	$ 849,257,149

	Portfolios

	Moderately Conservative
	Allocation		Technology		Partner Small Cap Growth

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	26,385,207	$ 316,043,720	1,644,515	$ 13,700,767	4,713,003	$ 66,000,948
Dividends and distributions reinvested	1,061,717	12,722,985	212,077	1,732,497	491,415	6,970,287
Redeemed	(1,960,724)	(23,517,461)	(1,941,831)	(15,686,349)	(1,096,289)	(15,350,073)

Net Change	25,486,200	$ 305,249,244	(85,239)	$ (253,085)	4,108,129	$ 57,621,162

Year Ended December 31, 2006

Sold	24,414,181	$ 270,558,250	1,225,212	$ 9,229,797	3,878,555	$ 50,503,375
Dividends and distributions reinvested	826	9,026	104,196	804,350	23,363	306,119
Redeemed	(959,956)	(10,643,808)	(2,321,126)	(17,353,091)	(1,337,444)	(17,494,940)

Net Change	23,455,051	$ 259,923,468	(991,718)	$ (7,318,944)	2,564,474	$ 33,314,554

	Portfolios

	Partner Small Cap Value		Small Cap Stock		Small Cap Index

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,842,026	$ 75,075,073	6,673,393	$ 105,231,025	518,783	$ 11,020,921
Dividends and distributions reinvested	453,569	9,311,548	1,588,635	25,411,959	2,167,755	46,118,992
Redeemed	(2,593,763)	(51,250,153)	(8,792,993)	(138,735,421)	(4,465,216)	(94,428,601)

Net Change	1,701,832	$ 33,136,468	(530,965)	$ (8,092,437)	(1,778,678)	$ (37,288,688)

Year Ended December 31, 2006

Sold	3,193,245	$ 57,784,031	9,926,411	$ 148,338,462	654,454	$ 13,348,254
Dividends and distributions reinvested	297,485	5,202,918	1,492,155	22,016,002	782,147	15,793,821
Redeemed	(1,445,158)	(26,508,120)	(4,904,777)	(74,012,947)	(5,432,410)	(111,046,239)

Net Change	2,045,572	$ 36,478,829	6,513,789	$ 96,341,517	(3,995,809)	$ (81,904,164)

256

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

	Portfolios

	Mid Cap Growth		Mid Cap Growth II		Partner Mid Cap Value

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,249,754	$ 62,197,640	303,001	$ 3,433,049	4,487,166	$ 60,675,050
Dividends and distributions reinvested	1,527,928	29,582,519	480,201	5,268,762	25,317	371,536
Redeemed	(8,817,483)	(168,229,734)	(730,985)	(8,489,801)	(1,634,745)	(21,943,990)

Net Change	(4,039,801)	$ (76,449,575)	52,217	$ 212,010	2,877,738	$ 39,102,596

Year Ended December 31, 2006

Sold	2,773,532	$ 46,954,507	153,375	$ 1,678,406	3,420,179	$ 41,671,095
Dividends and distributions reinvested	45,302	776,730	41,646	461,941	69,785	909,108
Redeemed	(11,702,626)	(197,492,966)	(1,014,358)	(11,125,465)	(1,133,233)	(14,213,477)

Net Change	(8,883,792)	$ (149,761,729)	(819,337)	$ (8,985,118)	2,356,731	$ 28,366,726

	Portfolios

	Mid Cap Stock		Mid Cap Index		Partner International Stock

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	9,259,801	$ 127,211,109	576,653	$ 9,092,400	14,492,955	$ 248,378,419
Dividends and distributions reinvested	2,289,881	32,266,479	657,018	10,600,194	3,889,418	67,228,589
Redeemed	(9,182,728)	(125,364,393)	(2,232,287)	(35,035,996)	(16,935,224)	(290,543,926)

Net Change	2,366,954	$ 34,113,195	(998,616)	$ (15,343,402)	1,447,149	$ 25,063,082

Year Ended December 31, 2006

Sold	10,789,241	$ 137,707,129	618,940	$ 8,977,573	21,187,302	$ 310,963,553
Dividends and distributions reinvested	1,605,404	20,117,634	619,039	8,899,930	1,092,819	15,477,487
Redeemed	(2,765,542)	(35,413,338)	(2,508,212)	(36,318,454)	(17,548,113)	(255,878,797)

Net Change	9,629,103	$ 122,411,425	(1,270,233)	$ (18,440,951)	4,732,008	$ 70,562,243

	Portfolios

	Partner All Cap		Large Cap Growth		Large Cap Growth II

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,375,057	$ 17,191,190	18,173,866	$ 327,249,242	229,272	$ 2,636,876
Dividends and distributions reinvested	901,886	10,952,328	1,397,103	26,284,570	205,416	2,324,505
Redeemed	(1,257,975)	(15,652,567)	(26,878,171)	(485,209,703)	(860,420)	(9,896,977)

Net Change	1,018,968	$ 12,490,951	(7,307,202)	$ (131,675,891)	(425,732)	$ (4,935,596)

Year Ended December 31, 2006

Sold	1,426,305	$ 15,744,226	21,811,334	$ 345,605,039	197,124	$ 2,068,620
Dividends and distributions reinvested	35,776	388,596	729,424	11,608,717	27,075	284,664
Redeemed	(1,292,889)	(14,318,877)	(34,005,785)	(537,000,150)	(1,064,904)	(11,155,089)

Net Change	169,192	$ 1,813,945	(11,465,027)	$ (179,786,394)	(840,705)	$ (8,801,805)

257

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

(8) SHARES OF BENEFICIAL INTEREST — continued

	Portfolios

	Partner Growth Stock		Large Cap Value		Large Cap Stock

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	919,198	$ 12,472,567	20,633,683	$ 281,729,618	24,986,081	$ 272,621,495
Dividends and distributions reinvested	479,590	6,516,289	3,332,852	46,700,593	2,318,056	25,717,443
Capital contribution from adviser	—	—	—	—	—	787,819
Redeemed	(1,603,480)	(21,624,457)	(6,189,367)	(85,093,171)	(9,898,451)	(108,624,345)

Net Change	(204,692)	$ (2,635,601)	17,777,168	$ 243,337,040	17,405,686	$ 190,502,412

Year Ended December 31, 2006

Sold	687,371	$8,364,117	18,999,023	$ 235,883,469	27,772,140	$ 273,325,925
Dividends and distributions reinvested	248,097	2,950,418	1,658,271	19,749,674	1,394,664	13,411,922
Redeemed	(2,171,642)	(26,186,208)	(7,147,503)	(89,232,613)	(13,152,828)	(130,562,174)

Net Change	(1,236,174)	$ (14,871,673)	13,509,791	$ 166,400,530	16,013,976	$ 156,175,673

	Portfolios

	Large Cap Index		Real Estate Securities		Balanced

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	607,207	$ 15,626,706	6,544,568	$ 129,952,520	740,173	$ 12,683,917
Dividends and distributions reinvested	1,531,434	39,806,862	1,146,586	25,277,521	944,517	16,298,676
Redeemed	(5,698,881)	(146,437,231)	(5,334,208)	(113,666,828)	(6,972,610)	(119,323,765)

Net Change	(3,560,240)	$ (91,003,663)	2,356,946	$ 41,563,213	(5,287,920)	$ (90,341,172)

Year Ended December 31, 2006

Sold	691,346	$ 16,066,541	4,268,377	$ 87,573,901	620,704	$ 9,756,199
Dividends and distributions reinvested	551,969	12,463,075	907,776	16,863,030	1,162,263	17,844,453
Capital contribution from adviser	—	—	—	180,068	—	—
Redeemed	(8,173,756)	(189,358,615)	(4,253,297)	(86,220,843)	(10,892,307)	(170,840,720)

Net Change	(6,930,441)	$ (160,828,999)	922,856	$ 18,396,156	(9,109,340)	$ (143,240,068)

	Portfolios

	High Yield		Diversified Income Plus		Income

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	46,461,806	$ 230,542,045	6,612,794	$ 48,025,036	46,904,581	$ 458,441,743
Dividends and distributions reinvested	12,170,460	61,271,776	362,450	2,651,827	6,791,583	66,556,877
Redeemed	(64,416,970)	(326,406,650)	(3,217,824)	(22,904,551)	(17,395,475)	(170,524,092)

Net Change	(5,784,704)	$ (34,592,829)	3,757,420	$ 27,772,312	36,300,689	$ 354,474,528

Year Ended December 31, 2006

Sold	38,855,737	$ 194,598,413	3,545,527	$ 24,172,724	33,046,392	$ 323,375,361
Dividends and distributions reinvested	13,430,063	67,173,264	524,198	3,423,713	5,811,528	56,838,302
Redeemed	(46,522,259)	(232,895,233)	(3,397,543)	(22,287,238)	(22,458,305)	(219,576,875)

Net Change	5,763,541	$ 28,876,444	672,182	$ 5,309,199	16,399,615	$ 160,636,788

258

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of December 31, 2007

	Portfolios

	Bond Index		Limited Maturity Bond		Mortgage Securities

Year Ended December 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,328,880	$ 13,540,803	38,335,963	$ 378,763,273	335,708	$ 3,242,280
Dividends and distributions reinvested	1,074,621	10,947,777	3,824,293	37,803,392	277,329	2,676,830
Redeemed	(4,748,169)	(48,380,446)	(10,272,253)	(101,455,408)	(1,441,305)	(13,914,943)

Net Change	(2,344,668)	$ (23,891,866)	31,888,003	$ 315,111,257	(828,268)	$ (7,995,833)

Year Ended December 31, 2006

Sold	1,222,750	$ 12,433,116	29,524,176	$ 292,189,829	462,329	$ 4,461,916
Dividends and distributions reinvested	1,160,306	11,775,809	2,422,268	23,958,814	317,173	3,061,441
Redeemed	(5,558,654)	(56,376,854)	(10,631,303)	(105,290,694)	(1,689,128)	(16,305,538)

Net Change	(3,175,598)	$ (32,167,929)	21,315,141	$ 210,857,949	(909,626)	$ (8,782,181)

	Portfolio

	Money Market

Year Ended December 31, 2007	Shares	Amount

Sold	2,557,010,814	$2,557,010,814
Dividends and distributions reinvested	34,539,698	34,539,698
Redeemed	(2,440,416,695)	(2,440,416,695)

Net Change	151,133,817	$ 151,133,817

Year Ended December 31, 2006

Sold	1,054,405,961	$1,054,405,961
Dividends and distributions reinvested	23,015,583	23,015,583
Redeemed	(860,650,210)	(860,650,210)

Net Change	216,771,334	$ 216,771,334

259

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights									Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

AGGRESSIVE ALLOCATION PORTFOLIO

Year Ended 12/31/2007	$13.01	$0.13	$1.09	$1.22	$(0.08)	$(0.06)	$(0.14)	$14.09	9.33%	$496.4	0.15%	1.17%	0.20%	1.12%	16%
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—	—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%
Year Ended 12/31/2005 (e)	10.00	—	1.44	1.44	—	—	—	11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)	(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—	—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
Year Ended 12/31/2005 (e)	10.00	0.02	1.19	1.21	(0.02)	—	(0.02)	11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

MODERATE ALLOCATION PORTFOLIO

Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)	(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—	—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
Year Ended 12/31/2005 (e)	10.00	0.04	0.96	1.00	(0.04)	—	(0.04)	10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)	(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—	—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
Year Ended 12/31/2005 (e)	10.00	0.06	0.68	0.74	(0.06)	—	(0.06)	10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

TECHNOLOGY PORTFOLIO

Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)	(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)	(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	—	(0.02)	7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%
Year Ended 12/31/2004	6.94	0.02	0.32	0.34	—	—	—	7.28	4.85%	56.6	0.73%	0.35%	0.90%	0.18%	59%
Year Ended 12/31/2003	4.59	(0.01)	2.36	2.35	—	—	—	6.94	51.36%	41.2	0.73%	(0.36)%	1.17%	(0.80)%	68%

PARTNER SMALL CAP GROWTH PORTFOLIO

Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	—	(0.66)	(0.66)	12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%
Year Ended 12/31/2004	11.07	(0.07)	1.33	1.26	—	—	—	12.33	11.32%	53.9	1.00%	(0.69)%	1.19%	(0.88)%	255%
Year Ended 12/31/2003	7.70	(0.04)	3.41	3.37	—	—	—	11.07	43.83%	40.1	1.00%	(0.57)%	1.28%	(0.85)%	52%

PARTNER SMALL CAP VALUE PORTFOLIO

Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)	(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)	(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)	(0.52)	16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%
Year Ended 12/31/2004	13.73	0.07	2.95	3.02	—	(0.19)	(0.19)	16.56	22.26%	77.5	0.80%	0.51%	0.99%	0.32%	106%
Year Ended 12/31/2003 (f)	10.00	0.01	4.15	4.16	(0.01)	(0.42)	(0.43)	13.73	41.55%	19.8	0.80%	0.12%	1.69%	(0.77)%	54%

SMALL CAP STOCK PORTFOLIO

Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)	(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)	(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)	(1.30)	14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%
Year Ended 12/31/2004	12.34	0.01	2.56	2.57	—	(0.17)	(0.17)	14.74	20.94%	216.8	0.76%	0.06%	0.78%	0.04%	93%
Year Ended 12/31/2003	8.81	—	3.53	3.53	—	—	—	12.34	40.19%	156.9	0.69%	0.00%	0.82%	(0.13)%	122%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, April 29, 2005.

(f) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

260	261

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights — continued									Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period )	Income/(Loss	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

SMALL CAP INDEX PORTFOLIO

Year Ended 12/31/2007	$21.55	$0.24	$(0.11)	$0.13	$(0.14)	$(2.33)	$(2.47)	$19.21	(0.50)%	$357.9	0.39%	1.00%	0.39%	0.99%	16%
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)	(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)	(1.18)	19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%
Year Ended 12/31/2004	15.83	0.13	3.36	3.49	(0.06)	—	(0.06)	19.26	22.10%	485.9	0.34%	0.80%	0.39%	0.75%	21%
Year Ended 12/31/2003	11.52	0.07	4.29	4.36	(0.05)	—	(0.05)	15.83	38.16%	394.8	0.40%	0.52%	0.40%	0.52%	15%

MID CAP GROWTH PORTFOLIO

Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)	(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—	(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
Year Ended 12/31/2005	14.57	0.02	1.62	1.64	—	—	—	16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%
Year Ended 12/31/2004	13.08	—	1.49	1.49	—	—	—	14.57	11.36%	784.9	0.45%	0.00%	0.46%	(0.01)%	150%
Year Ended 12/31/2003	9.63	—	3.45	3.45	—	—	—	13.08	35.92%	478.8	0.40%	(0.03)%	0.44%	(0.07)%	79%

MID CAP GROWTH PORTFOLIO II

Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)	(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)	(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	—	—	—	10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%
Year Ended 12/31/2004	8.19	—	1.34	1.34	—	—	—	9.53	16.41%	38.4	0.47%	(0.04)%	1.16%	(0.73)%	227%
Year Ended 12/31/2003	5.96	(0.03)	2.26	2.23	—	—	—	8.19	37.34%	30.5	0.90%	(0.47)%	1.34%	(0.91)%	105%

PARTNER MID CAP VALUE PORTFOLIO

Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)	(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)	(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
Year Ended 12/31/2005 (e)	10.00	0.04	1.51	1.55	(0.04)	(0.03)	(0.07)	11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

MID CAP STOCK PORTFOLIO

Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)	(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)	(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)	(0.65)	12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%
Year Ended 12/31/2004	10.04	0.02	1.70	1.72	—	(0.10)	(0.10)	11.66	17.24%	111.7	0.68%	0.26%	0.82%	0.12%	126%
Year Ended 12/31/2003	7.60	0.02	2.44	2.46	(0.02)	—	(0.02)	10.04	32.28%	73.4	0.68%	0.31%	1.01%	(0.02)%	85%

MID CAP INDEX PORTFOLIO

Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)	(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)	(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)	(0.49)	14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%
Year Ended 12/31/2004	11.53	0.08	1.74	1.82	—	(0.01)	(0.01)	13.34	15.75%	135.4	0.45%	0.77%	0.46%	0.76%	23%
Year Ended 12/31/2003	8.65	0.06	2.95	3.01	(0.06)	(0.07)	(0.13)	11.53	34.80%	76.2	0.36%	0.88%	0.64%	0.60%	25%

PARTNER INTERNATIONAL STOCK PORTFOLIO

Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)	(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—	(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	—	(0.14)	13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%
Year Ended 12/31/2004	10.62	0.13	1.52	1.65	(0.15)	—	(0.15)	12.12	15.65%	721.0	0.94%	1.18%	0.94%	1.18%	63%
Year Ended 12/31/2003	8.23	0.11	2.41	2.52	(0.13)	—	(0.13)	10.62	31.27%	420.7	0.85%	1.28%	0.96%	1.17%	26%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, April 29, 2005.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

262	263

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights — continued									Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

PARTNER ALL CAP PORTFOLIO

Year Ended 12/31/2007	$12.03	$0.07	$2.28	$2.35	$(0.06)	$(1.32)	$(1.38)	$13.00	20.37%	$117.6	0.84%	0.61%	1.05%	0.41%	169%
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—	(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	—	(0.05)	10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%
Year Ended 12/31/2004	7.83	0.04	1.03	1.07	(0.01)	—	(0.01)	8.89	13.64%	59.7	0.95%	0.55%	1.13%	0.37%	172%
Year Ended 12/31/2003	6.35	0.02	1.47	1.49	(0.01)	—	(0.01)	7.83	23.52%	48.6	0.95%	0.26%	1.12%	0.09%	163%

LARGE CAP GROWTH PORTFOLIO

Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—	(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—	(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
Year Ended 12/31/2005	14.76	0.08	0.95	1.03	(0.12)	—	(0.12)	15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%
Year Ended 12/31/2004	13.78	0.11	0.94	1.05	(0.07)	—	(0.07)	14.76	7.68%	2,448.2	0.45%	0.79%	0.45%	0.79%	104%
Year Ended 12/31/2003	10.62	0.07	3.15	3.22	(0.06)	—	(0.06)	13.78	30.49%	2,478.8	0.40%	0.56%	0.42%	0.54%	101%

LARGE CAP GROWTH PORTFOLIO II

Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)	(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)	(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	—	(0.08)	10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%
Year Ended 12/31/2004	9.08	0.08	0.61	0.69	—	—	—	9.77	7.56%	43.9	0.38%	0.87%	1.08%	0.17%	177%
Year Ended 12/31/2003	7.40	0.01	1.68	1.69	(0.01)	—	(0.01)	9.08	22.75%	39.1	0.80%	0.10%	1.26%	(0.36)%	261%

PARTNER GROWTH STOCK PORTFOLIO

Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)	(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)	(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	—	(0.05)	11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%
Year Ended 12/31/2004	10.19	0.07	0.95	1.02	—	—	—	11.21	9.95%	107.4	0.80%	0.64%	0.92%	0.52%	33%
Year Ended 12/31/2003	7.79	0.02	2.40	2.42	(0.02)	—	(0.02)	10.19	31.05%	69.7	0.80%	0.26%	0.96%	0.10%	41%

LARGE CAP VALUE PORTFOLIO

Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)	(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)	(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	—	(0.13)	11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%
Year Ended 12/31/2004	9.76	0.13	1.25	1.38	—	—	—	11.14	14.13%	351.2	0.66%	1.52%	0.66%	1.52%	51%
Year Ended 12/31/2003	7.74	0.09	2.02	2.11	(0.09)	—	(0.09)	9.76	27.08%	220.4	0.60%	1.41%	0.68%	1.33%	32%

LARGE CAP STOCK PORTFOLIO

Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)	(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)	(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)	(0.15)	9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%
Year Ended 12/31/2004	8.56	0.10	0.62	0.72	—	—	—	9.28	8.49%	442.9	0.72%	1.16%	0.73%	1.15%	68%
Year Ended 12/31/2003	7.08	0.04	1.48	1.52	(0.04)	—	(0.04)	8.56	21.36%	282.4	0.64%	0.80%	0.77%	0.67%	33%

LARGE CAP INDEX PORTFOLIO

Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)	(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—	(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	—	(0.34)	22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%
Year Ended 12/31/2004	19.79	0.34	1.73	2.07	(0.23)	—	(0.23)	21.63	10.56%	831.9	0.32%	1.70%	0.37%	1.65%	6%
Year Ended 12/31/2003	15.68	0.24	4.10	4.34	(0.23)	—	(0.23)	19.79	28.21%	725.0	0.36%	1.42%	0.36%	1.42%	1%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

264	265

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights — continued									Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

REAL ESTATE SECURITIES PORTFOLIO

Year Ended 12/31/2007	$22.93	$0.32	$(3.84)	$(3.52)	$(0.30)	$(1.37)	$(1.67)	$17.74	(16.80)%	$326.4	0.86%	1.60%	0.86%	1.60%	71%
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	(0.94)	18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%
Year Ended 12/31/2004	12.66	0.37	4.07	4.44	—	(0.06)	(0.06)	17.04	35.19%	175.0	0.79%	2.60%	0.90%	2.49%	119%
Year Ended 12/31/2003 (e)	10.00	0.20	2.80	3.00	(0.20)	(0.14)	(0.34)	12.66	30.02%	51.8	0.80%	4.87%	1.11%	4.56%	45%

BALANCED PORTFOLIO

Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—	(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—	(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	—	(0.38)	15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%
Year Ended 12/31/2004	14.45	0.37	0.78	1.15	(0.32)	—	(0.32)	15.28	8.09%	748.7	0.33%	2.54%	0.37%	2.50%	119%
Year Ended 12/31/2003	12.75	0.33	1.78	2.11	(0.41)	—	(0.41)	14.45	17.17%	721.1	0.36%	2.49%	0.36%	2.49%	69%

HIGH YIELD PORTFOLIO

Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—	(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—	(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
Year Ended 12/31/2005	5.22	0.41	(0.21)	0.20	(0.41)	—	(0.41)	5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%
Year Ended 12/31/2004	5.14	0.42	0.08	0.50	(0.42)	—	(0.42)	5.22	10.14%	884.5	0.45%	8.21%	0.45%	8.21%	71%
Year Ended 12/31/2003	4.40	0.44	0.73	1.17	(0.43)	—	(0.43)	5.14	28.00%	851.5	0.40%	9.22%	0.43%	9.19%	86%

DIVERSIFIED INCOME PLUS PORTFOLIO

Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—	(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—	(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	—	(0.49)	6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%
Year Ended 12/31/2004	6.74	0.46	0.06	0.52	(0.46)	—	(0.46)	6.80	8.02%	105.1	0.49%	6.89%	0.51%	6.87%	91%
Year Ended 12/31/2003	5.81	0.50	0.93	1.43	(0.50)	—	(0.50)	6.74	25.41%	76.0	0.41%	7.86%	0.59%	7.68%	96%

INCOME PORTFOLIO

Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—	(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)	(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)	(0.51)	9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%
Year Ended 12/31/2004	10.20	0.44	0.03	0.47	(0.44)	—	(0.44)	10.23	4.74%	985.1	0.45%	4.36%	0.45%	4.36%	207%
Year Ended 12/31/2003	9.83	0.45	0.37	0.82	(0.45)	—	(0.45)	10.20	8.51%	1,067.1	0.40%	4.47%	0.42%	4.45%	251%

BOND INDEX PORTFOLIO

Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—	(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—	(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	—	(0.44)	10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%
Year Ended 12/31/2004	10.58	0.43	(0.02)	0.41	(0.43)	(0.04)	(0.47)	10.52	3.91%	275.6	0.40%	3.99%	0.41%	3.98%	349%
Year Ended 12/31/2003	10.66	0.42	(0.05)	0.37	(0.45)	—	(0.45)	10.58	3.59%	244.7	0.34%	3.90%	0.41%	3.83%	213%

LIMITED MATURITY BOND PORTFOLIO

Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—	(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—	(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	—	(0.37)	9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%
Year Ended 12/31/2004	10.21	0.29	(0.10)	0.19	(0.29)	(0.02)	(0.31)	10.09	1.89%	316.2	0.46%	2.84%	0.46%	2.84%	219%
Year Ended 12/31/2003	10.16	0.29	0.15	0.44	(0.29)	(0.10)	(0.39)	10.21	4.48%	218.8	0.40%	2.85%	0.46%	2.79%	255%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

266	267

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights — continued									Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S	/ S U P P L E M E N T A L	D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss) )	Investments(b	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

MORTGAGE SECURITIES PORTFOLIO

Year Ended 12/31/2007	$9.71	$0.49	$(0.01)	$0.48	$(0.48)	$—	$(0.48)	$9.71	5.09%	$49.8	0.65%	5.05%	0.65%	5.05%	731%
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—	(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	—	(0.43)	9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%
Year Ended 12/31/2004	9.99	0.40	—	0.40	(0.39)	(0.01)	(0.40)	9.99	4.02%	57.4	0.49%	4.02%	0.63%	3.88%	684%
Year Ended 12/31/2003 (e)	10.00	0.19	(0.01)	0.18	(0.19)	—	(0.19)	9.99	1.85%	27.9	0.50%	2.94%	0.79%	2.65%	921%

MONEY MARKET PORTFOLIO

Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
Year Ended 12/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A
Year Ended 12/31/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.97%	323.2	0.46%	1.00%	0.47%	0.99%	N/A
Year Ended 12/31/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.84%	289.3	0.40%	0.84%	0.45%	0.79%	N/A

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.

268	269

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent. com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent. com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by a majority of the Board of Directors, including a majority of the Independent Directors.

At its meeting on November 6, 2007, the Board of Directors of the Portfolios of the Fund voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for all of the Portfolios of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its reapproval of the agreements with the Advisory Organizations, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Advisory Organizations;

2. The performance of the Portfolios;

3. The costs of services provided and profits realized by the Adviser;

4. The extent to which economies of scale may be realized as the Portfolios grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) met on July 10, August 28, and November 6, 2007, to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Portfolios in comparison to a peer group of comparable investment companies; detailed information prepared by Portfolio management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios, the personnel providing the services, staff additions, systems improvements and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with Portfolio Management.

270

Additional Information
(unaudited)

The Independent Directors were represented by independent counsel throughout the review process and during private sessions of the Independent Directors to consider reapproval of the agreements. The Directors also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2007, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board had, over the past year, met with a majority of the portfolio managers of both the Adviser and each of the Subadvisers, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Fund. The Independent Directors also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Fund. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment of personnel, the addition of several research analysts, and investment in systems technology to improve trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance.

Performance of the Portfolios

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Portfolio. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Portfolio, including absolute performance, relative performance rankings within each Portfolio’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Portfolio over the one-, three- and five-year periods. When evaluating investment performance the Board placed emphasis on longer term performance and on the trend of performance, focusing particularly upon the three-year performance record.

For the three-year period ended September 28, 2007, 87% of the internally managed Portfolios and 60% of the subadvised Portfolios performed at or above the median of their respective Lipper peer groups. For the one-year period ending September 28, 2007, 79% of the internally managed Portfolios and 50% of the subadvised Portfolios performed at or above the median of their respective Lipper peer groups. No Portfolio ranked in the bottom quartile of its Lipper peer groups for the three-year period, although two Portfolios were in the bottom quartile for the one-year period ended September 28, 2007. The Board concluded that the performance of the individual Portfolios was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

271

Additional Information
(unaudited)

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Portfolios. They noted that 68% of the Portfolios, representing 85% of total Fund assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Portfolios, noting that 81% of the Portfolios, representing 89% of total Fund assets, had effective advisory fees at or below the medians of their peer groups and that no Portfolio had effective advisory fees in the highest quartile of fees. In addition, the Board reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis.

The Board considered the allocations of the Adviser’s costs to the Portfolios. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Directors considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser and that the markup for additional services provided by the Adviser was reasonable. The Board also was informed of any separate arrangements for unrelated services between a Subadviser and the Adviser or its affiliates.

Economies of Scale and Breakpoints

The Directors considered whether economies of scale might be realized as a Portfolio’s assets increase. Because of differences between Portfolios as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Portfolio’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Directors considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Portfolio should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Directors noted that all of the Portfolios had net operating expenses at or below the medians of their peer groups. The Board also noted that while some Portfolios were increasing in assets and other were decreasing in assets, the Portfolios overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

272

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Funds. Each Director oversees each of 31 series of the Fund and also serves as:

• Trustee of Thrivent Mutual Funds, a registered investment company consisting of 29 series, which offer Class A, Class B, and Institutional Class shares.

• Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 31 series of the Fund, 29 portfolios of Thrivent Mutual Funds, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Director1

Number of
	Position	Portfolios in	Principal
	with Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

Pamela J. Moret	President since 2002	61	Executive Vice President,	Director, Minnesota
625 Fourth Avenue South	and Director		Marketing and Products,	Public Radio; Director,
Minneapolis, MN	since 2004		Thrivent Financial	Luther Seminary
Age 51			since 2002

Independent Directors[3]

Number of
	Position	Portfolios in	Principal
	with Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

F. Gregory Campbell	Director since 1992	61	President, Carthage	Director, JohnsonFamily
625 Fourth Avenue South			College	Funds, Inc., an investment
Minneapolis, MN				company consisting of
Age 68				four portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Prairie School Board; United
Health Systems Board

Herbert F. Eggerding, Jr.	Lead Director	61	Management consultant to	None
625 Fourth Avenue South	since 2003 and		several privately
Minneapolis, MN	Director since 1990		owned companies
Age 70

Noel K. Estenson	Director since 1997	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 69

273

Board of Directors and Officers

Independent Directors[3] — continued
Number of
	Position	Portfolios in	Principal
	with Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

Richard L. Gady	Director since 1987	61	Retired; previously Vice	Director, International
625 Fourth Avenue South			President, Public Affairs	Agricultural Marketing
Minneapolis, MN			and Chief Economist,	Association
Age 64			ConAgra, Inc. (agribusiness)

Richard A. Hauser	Director since 2004	61	Vice President and Assistant	Director, The Washington
625 Fourth Avenue South			General Counsel, Boeing	Hospital Center
Minneapolis, MN			Company since 2007;
Age 64			President, National Legal
Center for the Public
Interest from 2004 to 2007;
General Counsel, U.S.
Department of Housing
and Urban Development
from 2001 to 2004; Partner,
Baker & Hosteller from
1986 to 2001

Connie M. Levi	Director since 1993	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 68

Douglas D. Sims	Director since 2006	61	Retired; previously Chief	Director, Keystone
625 Fourth Avenue South			Executive Officer of	Neighborhood Company;
Minneapolis, MN			CoBank from 1994	Director, Center for
Age 61			to 2006	Corporate Excellence

Edward W. Smeds	Chairman and	61	Retired	Chairman, Carthage
625 Fourth Avenue South	Director since 1999			College Board
Minneapolis, MN
Age 71

274

Board of Directors and Officers

Independent Directors[3] — continued
Number of
	Position	Portfolios in	Principal
	with Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

Constance L. Souders	Director since 2007	61	Retired, previously	None
625 Fourth Avenue South			Director from 1983 to
Minneapolis, MN			2007, Executive Vice
Age 57			President from 2001 to
2007, AML Compliance
Officer from 2003 to 2007,
Chief Financial Officer
from 2000 to 2005, Chief
Administrative Officer from
2000 to 2005 and Treasurer
from 1992 to 2005 of
Harbor Capital Advisors,
Inc.; Director from 1992 to
2007, President from 2000 to
2007 and AML Compliance
Officer from 2003 to 2007
of Harbor Services Group,
Inc.; Director from 1992
to 2007, Executive Vice
President from 2001 to 2007,
Chief Compliance Officer
from 2004 to 2007, AML
Compliance Officer from
2003 to 2007, Supervisory
Registered Principal from
2000 to 2007, Interim
President from 2002 to
2003, Treasurer from 2000
to 2005 and Secretary from
2000 to 2005 of Harbor
Funds Distributors, Inc.; Vice
President from 2000 to 2007,
Chief Financial Officer from
2000 to 2005 and Treasurer
from 1992 to 2005 of
Harbor Funds

275

Board of Directors and Officers

Executive Officers
Position with Fund
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret	President since 2002	Executive Vice President, Marketing and Products, Thrivent
625 Fourth Avenue South		Financial since 2002
Minneapolis, MN
Age 51

David S. Royal	Secretary and Chief	Vice President — Asset Management, Thrivent Financial
625 Fourth Avenue South	Legal Officer since 2006	since 2006; Partner, Kirkland & Ellis LLP from 2004 to 2006;
Minneapolis, MN		Associate, Skadden, Arps, Slate, Meagher & Flom LLP from
Age 36		1997 to 2004

Katie S. Kloster	Vice President and	Vice President and Controller of Thrivent Financial from
625 Fourth Avenue South	Investment Company and	2001 to 2004
Minneapolis, MN	Investment Adviser
Age 42	Chief Compliance Officer
since 2004

Gerard V. Vaillancourt	Treasurer and Principal	Vice President, Mutual Fund Accounting since 2006; Head of
625 Fourth Avenue South	Accounting Officer	Mutual Fund Accounting, Thrivent Financial from 2005 to
Minneapolis, MN	since 2005	2006; Director, Fund Accounting Administration, Thrivent
Age 40		Financial from 2002 to 2005

Russell W. Swansen	Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625 Fourth Avenue South		Financial since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN		LLC from 2001 to 2003
Age 50

Janice M. Guimond 625	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
Fourth Avenue South		since 2004; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN		from 2003 to 2004; Independent Consultant 2001 to 2003
Age 43

Karl D. Anderson	Vice President since 2006	Vice President, Products, Thrivent Financial
Fourth Avenue South
Minneapolis, MN
Age 46

Brian W. Picard	Vice President	Director, FSO Compliance Corp. BCM, Thrivent Financial
4321 North Ballard Road	Anti-Money Laundering	since 2006; Manager, Field and Securities Compliance,
Appleton, WI	Officer since 2006	Thrivent Financial from 2002 to 2006
Age 37

Kenneth L. Kirchner	Assistant Vice President	Director, Mutual Fund Operations, Thrivent Financial since
4321 North Ballard Road	since 2004	2004; Manager, Shareholder Services, Thrivent Financial from
Appleton, WI		2003 to 2004
Age 41

276

Board of Directors and Officers

Executive Officers — continued
Position with Fund
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation During the Past 5 Years

Mark D. Anema	Assistant Vice President	Vice President, Accumulation and Retirement Income
625 Fourth Avenue South	since 2007	Solutions, Thrivent Financial since 2007; Vice President,
Minneapolis, MN		Strategic Planning, Thrivent Financial from 2004 to 2007;
Age 46		Insurance Practice Engagement Manager, McKinsey and
Company from 1999 to 2004

James M. Odland	Assistant Secretary	Vice President, Office of the General Counsel, Thrivent
625 Fourth Avenue South	since 2006	Financial since 2005; Senior Securities Counsel, Allianz Life
Minneapolis, MN		Insurance Company from January 2005 to August 2005;
Age 52		Vice President and Chief Legal Officer, Woodbury Financial
Services, Inc. from 2003 to 2005; Vice President and Group
Counsel, Corporate Practice Group, American Express
Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan	Assistant Secretary	Senior Counsel, Thrivent Financial since 2007; Senior
625 Fourth Avenue South	since 2007	Counsel, Division of Investment Management of the
Minneapolis, MN		SEC from 2000 to 2007
Age 37

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 38

Sarah L. Bergstrom	Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial
625 Fourth Avenue South	since 2007	since 2007; Manager, Fund Accounting Administration,
Minneapolis, MN		Thrivent Financial from 2005 to 2007; Manager, Mutual
Age 30		Fund Tax Reporting, Thrivent Financial from 2004 to 2005;
Supervisor, Mutual Fund Tax Reporting, Thrivent Financial
from 2002 to 2004

1 “Interested person” of the Fund as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Director serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Directors other than Ms. Moret are not “interested persons” of the Fund and are referred to as “Independent Directors.”

277

Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2007

With respect to Thrivent Income Portfolio

The “Portfolio Management” section of the prospectus is amended. The description under Thrivent Income Portfolio is deleted and replaced with the following:

Paul J. Ocenasek, CFA and Kent L. White, CFA serve as portfolio co-managers of Thrivent Income Portfolio.

Mr. Ocenasek has been with Thrivent since 1987 and has been a portfolio manager since 1997.

Mr. White has been with Thrivent since 1999. Before serving as portfolio co-manager, he was, since 2004, an Investment Grade Research Manager. Prior to that position, Mr. White was a Senior Investment Grade Research Analyst.

The date of this Supplement is February 29, 2008

Please include this Supplement with your Prospectus

278

Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2007

With respect to Thrivent Diversified Income Plus Portfolio

The “Portfolio Management” section of the prospectus is amended. The description under Thrivent Diversified Income Plus Portfolio is deleted and replaced with the following:

Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Stephen D. Lowe, CFA serve as portfolio co-managers of the Thrivent Diversified Income Plus Portfolio.

Mr. Simenstad is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997.

Mr. Brimmer has been a portfolio manager since 2002 and previously managed Thrivent Financial’s asset liability management department. He has been with Thrivent Financial since 1985.

Mr. Spangler has been a portfolio manager since 2007 and was previously the Director of Investment Product Management of Thrivent Financial from 2002 to 2006. In addition, Mr. Spangler was Vice President of Mutual Funds Products Development at Wells Fargo Funds Management, LLC from 2000 to 2002.

Mr. Lowe has been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. Prior to this position, he was, since 2004, a high yield research manager and, since 2002, an associate portfolio manager of the high yield portion of the general account. He has been with Thrivent Financial since 1997.

The date of this Supplement is February 29, 2008

Please include this Supplement with your Prospectus

279

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280

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

Thrivent Financial *for Lutherans*

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23572AR R2-08

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Herbert F. Eggerding, Jr., an independent director, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $320,000 for the year ended December 31, 2006 and $481,087 for the year ended December 31, 2007.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2007. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2006 and $0 for the year ended December 31, 2007.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $92,110 for the year ended December 31, 2006 and $91,375 for the year ended December 31, 2007. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2006 and $0 for the year ended December 31, 2007.

(d) All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2006 and $18,174 for the year ended December 31, 2007. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2006 and $0 for the year ended December 31, 2007.

(e) Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee reports to the Board of Directors (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent directors) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s audit committee charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit and compliance committee at the next meeting of the audit and compliance committee. Registrant’s audit committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2007, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2006 and December 31, 2007 were $6,500 and $1,582, respectively.

(h) Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 10. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2008	THRIVENT SERIES FUND, INC.

	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2008	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Date: February 28, 2008	By:	/s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer